# SIEMENS

SIMATIC

**S7-300** Programmable controller

Catalogue 2001 . 07


SIEMENS
CPU 314
SF
BAF
DC5V
FRCE
RUN
STOP
RUN-P
RUN
STOP
MRES
SIMATIC
S7-300

http://www.ad.siemens.de/simatic (Website in English)
http://www.ad.siemens.de/simatic (Website in Chinese)

Contents





# SIMATIC S7-300

## Overview

### Overview

Overview


1
5
6
3
2
4
7
8
9

1. Load power supply (Optional) 6.Memory Card (CPU) (CPU CPU at 313 or above)
2. Spare Battery (CPU at 313 or above) 7. MPI Multi Point Interface
3. 24V DC Connection 8. Front Connector
4. Mode Switch 9. Front Gate
5. Status and Fault Indicator

Figure 1-1 SIMATIC S7-300 Programmable controller

- Modularized Small and Medium Scale PLC System, capable of satisfying application with medium performance requirement
- Large scale functional modules, capable of perfectly satisfying and adapt to automation control tasks
- Due to the simple and practical distributed structure and multi-interface network capacity, the application is very flexible
- Easy for users with the fanless design
- Extensible when control tasks increase
- Due to the large scale integrated functions, it is very powerful

Application

S7-300 is a modular small and medium scale PLC system, and capable of satisfying applications with medium performance requirements. The features of modular and fanless structure, easy to realize distribution, easy for users to control make S7-300 a easy and economic solution for control tasks ranging from small scale to medium performance requirements.

The application fields of SIMATIC S7-300 include:

- Special purpose machine tool
- Textile machinery
- Packaging machinery
- General mechanical engineering application
- Control system
- Machine tool
- Building Automation
- Electronic manufacturing industry and associated industries

A variety of performance increasing CPSs and rich I/O extension modules with multiple easy functions Electronic manufacturing industry and associated industries, provide users with the freedom of selecting suitable modules according to their application practice. When new tasks are added or the task becomes more complex, the PLC may be extended with auxiliary modules at any time.

SIMATIC S7-300 has passed the following national and international authentications:

- DIN
- UL Authentication
- CSA Authentication
- FM1 level Zone 1 , A, B, C, D group
- Temperature GroupT4 ( □135□C )
- Classification of Classification Society
  - American Bureau of Shipping
  - Bureau Veritas
  - Det Norske Veritas
  - Germanischer Lloyd
  - Lloyds Register of Shipping

# SIMATIC S7-300

## Overview

### Overview

Structure

Performance Overview

SIMATIC S7-300 Programmable controller adopts modular structure. All individual modules may be combined at a wide range for the purpose of extension.

System composition:

- Central Processing Unit(CPU)
  The CPUs are featured with a variety of performance, for instance, some CPUs are integrated with I/O points, while some other CPUs are integrated with PROFIBUS-DP Communication interface.
- Signal Module (SM) Applied for the purpose of digital and analog quantity input / output
- Communication Processor (CP)
  Applied for the purpose of network connection and peer-to-peer connection
- Functional Module (FM)
  Applied for the purpose of high-speed counting, positioning operations (Open or closed loop control) and closed loop control.

As required by the users, the following equipments may be supplied:

- Power Supply module(PS)
  Used for connecting SIMATIC S7-300 to its 120/230V AC power supply.
- Interface Module (IM)
  Used for connecting Computer Rack (CR) to Extension Rack (ER) in the configuration between multiple racks. S7-300 may operate up to 32 nodules through its Computer Rack (CR) and three Extension Racks (ER).
  Operation does not requires any fans.
- SIMATIC M7 Automation Computer
  AT- compatible computer used for solutions to technical issues with very high requirements for time. It can work as a CPU or as a functional module.

SIMATIC S7-300 is used for general purpose:

- High electromagnetic compatibility and excellent vibration and impact resistance provide the highest industrial environment adaptability.

S7-300 covers two types:

- Standard
  Working temperature ranging from 0 ℃ to 60 ℃
- Ambient condition extension
  Working temperature ranging from -25 ℃ to +60 ℃,
  With better vibration resistance and pollution resistance.

Special modules used on the ambient condition model may be ordered separately.

Structure (Cont.)

Structure


Mod
Bus
connector
DIN Slideway
DIN Slideway
PS
CPU
IM
SM
SM
SM
SM
SM
SM (Optional)
(Optional)

Figure 1-2 Structure of S7-300

Easy structure makes S7-300 flexible and easy to maintain.

- Installation of DIN standard slideway
  Hook the module on the standard installation slideway of DIN, spin the module to its correct position and fasten it with bolts.
- Integrated backplane bus
  Backplane bus is integrated on the module and different modules are connected through bus connector, and the bus connector is plugged on the back of the cabinet.
- Replace modules and free of mistakes
  When replacing a module, it just needs to Easy to remove the bolts. Simply pull out the wired connector. The codes on the connector may prevent a wired connector to other modules.
- Reliable connecting terminals
  As for the signal module, screw terminals or spring terminals can be used.
- TOP connection
  It is pre-wired by a 1-3 line system with screws or clips connections.
  Or otherwise, it may be directly wired on the signal module.
- Determined installation depth
  All terminals and connectors are in the groove of the module covered with protecting cap, therefore all modules have the same installation depth.
- Without any limitation by the groove
  The signal module and communication module can all be plugged on each groove without any limitation and the system will form a status automatically.

Structure (Cont.)

Extension


Extended with IM 365
Extension Rack (ER)
IM 365
1 m 368 connecting cable
Computer Rack (CR)
CPU
IM 365
24V DC
Extended with IM 360/ 361
Extension Rack (ER)
IM 361
24V DC
max.10 m
Extension Rack (ER)
IM 361
24V DC
max.10 m
368 connecting cable Extension Rack (ER)
IM 361
24V DC
max.10 m
IM 360
368 Connecting Cable Computer Rack (CR)
CPU
24V DC

Figure 1-3 Extension Capacity (Horizontal installed, CPU 314 or above)

If the automation control tasks of the user require more than 8 signal module, then the S7-300 rack may be extended (From CPU 314 to above)

- Up to 32 modules can be installed on 4 racks

Up to 32 Extension Rack (ER) can be connected to the Central Rack (CR) and each rack (CR/ER) may connect 8 modules

- Connection through interface module

Each rack (CR/ER) has its own Interface Module. It is always located in the slot next to the CPU, responsible for communication with other Extension Racks.

- Extension byIM365

 1 rack can be extended, with a maximum length of 1 meter, and power is also provided by such extension.

- Extension byIM360/361

 3 racks can be extended, and the length from Central Rack to Extension Rack (ER) is 10 meters at most.

- Independent Installation

Each rack may be installed independently far from other racks, and the length between two racks (between Computer Rack and Extension Rack, and between different Extension Racks) is 10 meters at most.

- Flexible layout

Racks (CR/ER) may be installed horizontally or vertically according to the optimum layout requirements.

# SIMATIC S7-300

## Overview

Function

The various functions of SIMATIC S7-300 support and assist users in the programming, starting and maintenance

- High-speed command processing

  A command processing time of 0.6–0.1 □s has started a new application field in the range of medium and low performance requirement.
- Floating-Point Calculation

  This function can efficiently realize more complicated arithmetic operation

Easy parameter assignment for the users

A software tool with standard user interface can assign all parameters, which saves the expenses for knowledge and training.

- Human Machine Interface (HMI)

  A convenient Human Machine Interface service has been integrated in the Operating System of S7-300, therefore, the programming requirements by man-machine conversation are significantly reduced. The Human Machine Interface (HMI) in SIMATIC requires data from S7-300, and S7-300 transfers such data at a refreshing rate designated by the user. The Operating System in S7-300 will automatically conduct the data transfer.
- Diagnosis Function

  The intelligent diagnosis system of CPU continuously monitors if the functions of the system is working properly, and records system faults and special system events (such as time out and replacement of modules, etc.)
- Password Protection

  Multi-level Password Protection can let users protect the confidential technical data efficiently from duplication and alteration.
- Operation mode switch

  The operation mode switch can be removed like a key, when the switch is removed, the operation mode would not be altered any more. Thus, it can protect the user program from invalid deletion or alteration.

Communication

SIMATIC S7-300 has a variety of communication interfaces:

- The communication processors are used to connect AS-I Interface, PROFIBUS and industrial Internet bus system
- Communication processor is used to connect the peer to peer communication system
- Multi-Point Interface (MPI) is integrated in CPU, and is used to simultaneously connect the programming unit, PCs, Human Machine Interface system and other /M7/C7 automation control systems.

This is a economic and effective solution; the user friendly interface has provided a communication configuration function, which make the configuration easy and simple.

CPUs support the communication type as follows:

- Process communication

  Performing cycle addressing (Process image exchange) via bus (AS-I or PROFIBUS) to I/O module
- Data Communication

  Data Communication may work periodically or be called by user program between automation control systems, or between Human Machine Interface (HMI) and several Automation control systems.

Communication (Cont.)
Process Communication via PROFIBUS-DP

S7-300 is connected to the PROFIBUS-DP network via Communication Processor or the PROFIBUS-DP interface integrated in CPUs.

CPUs with PROFIBUS-DP master station / slave station interface are capable of realizing high-speed user friendly distributed automation configuration. Viewed from the users, the communication via PROFIBUS-DP distributed I/O is just like processing of centralized I/O in that they have the same configuration, address and programming.

The following equipments can be used as a master station:

- SIMATIC S7-300
  (Via CPUs with PROFIBUS-DP interface, or via PROFIBUS-DP CP)
- SIMATIC S7-400
  (Via CPUs with PROFIBUS-DP interface, or via PROFIBUS-DP CP)
- SIMATIC C7
  (Via C7 with PROFIBUS-DP interface, or via PROFIBUS-DP CP)
- S5-115U/H, S5-135U and S5-I55U/H with IM 308

(Via S5-95U with PROFIBUS-DP interface)

- SIMATIC 505

Due to the reasons on performance, more than 2 master stations should not be connected to a single line.

The following equipments can be used as a slave station:

- ET200B/L/M/S/X distributed I/O equipments
- Via S7-300 of CP342-5
- CPU315-2DP, CPU316-2DP and CPU318-2DP
- C7-633/P DP, C7-633DP, C7-634/P DP, C7-634DP, C7-626DP
- Although A programming unit / PC with STEP7 is used as a master station, they just use a parts of the functions that operates via PROFIBUS-DP.


master station
(MPI Function)
Main Station
(MPI Function)
Main Station
SIMATIC OP
PG/PC
C7
S7-300
M7-300
S7-400
M7-400
S5-115U/H, S5-135U
S5-155U/H, SIMATIC TI505
S5-95U
PROFIBUS-DP + MPI function
S7-300
C7
PROFIBUS-DP interface
S5-95U with
Field equipments of ET 200
slave station

Figure 1-4 Network via PROFIBUS-DP

Process Communication via AS-I

As for AS-I interface bus, S7-300 is equipped with suitable Communication processor (CP342-2) is used to connect field equipments. (See descriptions in the Communication Processor section for detailed information)

Data Communication Overview

S7-300 is equipped with multiple communication manners.

- Exchanges of CPU data packet cycle connected to network via Global Data Communication
- Event driven communication to other stations on the network, which is realized by communication functional blocks.

# SIMATIC S7-300

## Overview

As for
Internet, MPI,
PROFIBUS
or industrial
internet may
be used.

**Communication (Cont.)**
**Data Communication Overview (Cont.)**

Global Data Communication
Via the Global Data Communication service, CPUs on the network may exchange data among each other periodically.
(Up to 4GD packets, each containing 22 Bytes/Cycles).
E.g. A CPU may access the data, memory bit and process image of another CPU.
Global Data Communication can only work by MPI.
They are configured in the GD table in STEP7.

Communication Function
As for the communication service of S7/ M7 / C7, they can be established by the system internal blocks.
- Standard Communication via MPI
- Extended communication via MPI, K bus
  PROFIBUS and Industrial Internet
  (S7-300 can only work as a server)

As for S5 series and third party communication services, they can be established by non-resident blocks.
- S5 compatible communication may be established via PROFIBUS and Industrial Internet.
- Standard communication may be realized via PROFIBUS and Industrial Internet
  (Third-party equipments)

As for comparison with Global Data, communication must be established for communicating functions

**Data Communication via CP**
**(Peer-to-Peer link)**

- 20mA(TTY)
- RS 232C/V.24
- RS 422/RS 485

A economic and convenient peer to peer link may be easily established with the CP 340/CP 341 Communication Processing Module. On the basis of three kinds of communication interfaces, several communication protocols may be used.

The following equipments can be connected:
- S7 PLC, S5 PLC and third party systems
- Printer
- Robot Control
- Scanistor, bar code reader etc.

The range provided by the manual includes Communication Blocks for special purposes.


S7-400
SIMATIC S7
SIMATIC S5
printer
PC
bar code reader
Modem

**Through multi-point Interface Data Communication of (MPI)**

Multi point Interface (MPI)
Communication is integrated in the CPU of S7-300.
It can be used for simple network connection.
- MPI can connect several programming units / PCs, Human Machine Interface (HMI) with STEP7.

S7-300
M7-300
S7-400
M7-400 and C7

Global Data Communication
The CPUs on the network may exchange data periodically via Global Data (GD) service. (each program loop allows up to 16 GD packets, with each packet contains up to 64 Bytes)
The CPUs of S7-300 may exchange 4 data packets with 22 Byte, and up to

16 CPUs may be involved in the data exchange (Under programming software of STEP V4.X or later version). Global Data Communication can only be realized via MPI.

• Internal Communication Bus (K-bus)

The MPI of CPUs are K-buses that are directly connected to S7-300. That is, K bus interface may be used to directl address FM / CP module via MPI through programming units.

Communication (Cont.)
Through multi-point Interface
Data Communication of (MPI) (Cont.)

• Powerful Communication technology
- Up to 32 MPI Stations
- Each CPU has up to 8 dynamic communication connection for the purpose of standard communication with SIMATIC S7/ M7 300/400, C7.
- Each CPU has up to 4 quiescent communication connection for the purpose of extended communication with Programming units, SIMATIC, HMI system and SIMATIC S7/ M7-300/400, C7.
- Data transmission rate is 187.5 kb/s or 12 Mb/s

• Flexible extension capacity
The following reliable parts can be used to configure MPI communication:
LAN cable , LAN connector and RS 485 relay all adopts PROFIBUS and "distributed I/O" series products. These parts can ensure the optimum configuration.

E.g. 10 relays may be used to go through a long distance between any two randomly given MPI nodes.


RS 485 Repeater
RS 485 Repeater
PG/PC
SIMATIC OP
C7
S7-300
Up to 10 relays
S7-300
S7-400
S7-400
S7-300

Figure 1-5 explains the typical communication configurations via MPI of communication connection

Data Communication via CP PROFIBUS and Industrial Internet

CP 342/343 Communication processor may be used to connect SIMATICS7-300 and PROFIBUS to the industrial internet bus system.

Parts that can be connected include:
• SIMATIC S7-300
• SIMATIC S7-400
• SIMATIC S5-115U/H
• Programming unit
• Personal Computer
• SIMATIC HMI Human Machine Interface System
• Digital Control System
• Mechanical Arm Control system
• Industrial PCs
• Drive Controller
• Devices beyond Simens Series

# SIMATIC S7-300

## Overview

Please refer to the related handbook

Communication (Cont.)
Data Communication via CP
PROFIBUS and Industrial Internet


Programming unitS7-400
S5-115U/H
S5-135U
S5-155U/H
PROFIBUS Industrial Internet
PC
300
S7-
SIMATIC OP
other manufacturers
Equipments from

Figure 6 Network Connection via PROFIBUS or Industrial Internet

Diagnosis of templates and process monitoring

S7-300 has a variety of I/O templates
With intelligent functions:

- Monitoring to signals (Diagnosis)
- Monitoring to process signals(Process interrupt)

Diagnosis

Through diagnosis, it can determine if the signals or analog handling (such as analog template) is correct or not.

During the process of evaluation diagnosis, the diagnosis information that can be expressed by parameters shall be handled differently from those that can not be expressed by parameters.

- Diagnosis information that can be expressed by parameters: the message routing can be diagnosed by parameters
- Diagnosis information that can not be expressed by parameters: diagnosis information can be routed whether the it can be expressed by parameters or not

If diagnosis information are routed, (such as power supply without coders), then the template will perform a diagnosis interrupt

At such time, the user program is interrupted or the interrupt with priority will be ceased from performance, to deal with the related diagnosis interrupt module (OB 82).

The type of module decides the types of diagnosis information:

Digital input/output template

| Diagnostic message | Possible cause of error | Diagnostic message | Possible cause of error |
|---|---|---|---|
| Power supply without coder<br><br>No external boost voltage<br>No internal boost voltage | Coder power overload Coder<br>Power is short to M<br>Template L+ has no voltage<br>Template L+ has no voltage<br>internal template<br>Fuse damaged | WatchDog faults<br>EPROM faults<br>RAM faults<br>Process warning is missing | High EMC template is damaged<br>High EMC template is damaged<br>High EMC template is damaged<br>Process interrupt arrives faster than CPU processing |

Analog input template

| Diagnostic message | Possible cause of error | Diagnostic message | Possible cause of error |
|---|---|---|---|
| No external voltage<br>Configuration / parameter false<br>Common failure | Template L+ has no voltage<br>Transmission template parameter false<br>The reference potential difference Ucm between the input (M) and circuit | Measurement range underflow<br><br><br><br>Measurement range overflow | Lower limit of input low voltage<br>· Measurement range 4 to 20mA , 1 to 5V :<br>- Sensor polarity is connected inversely<br>- Measurement |

Analog quantity output template

| Diagnostic message | Possible cause of error | Diagnostic message | Possible cause of error |
|---|---|---|---|
| No external voltage<br>Configuration / Parameter false, | Template L+ has no voltage<br>Transmission template parameter false | Short to ground<br>Open | Output overload QV is short to Mana<br>Actuator resistance is too high,<br>Simulation and actuator |

Process interrupt

The communication signals can be monitored and responded through process interrupt

Signal template may hold an interrupt of each channel.

CPU interrupts the user program or the interrupt with low priority will be ceased from performance, to deal with the related diagnosis interrupt module (OB 40).

Digital input template
according to the parameters configured, the template can perform process interrupt to each channel group, and select the rising edge or falling edge of the signal changes or both the two edges. The user program is interrupted or the interrupt with priority will be ceased from performance, to deal with the related diagnosis interrupt module (OB 40).

Analog input template
Defining a working range by upper limit and lower limit. The template will compare the value measured with these limits. If the limits are exceeded, then a process interrupt is performed.

| General Technical Specification | |
|---|---|
| Level of Protection | Comply with IP 20 of IEC529 |
| Ambient temperature | |
| Standard | |
| • Horizontally installed | 0-60□C |
| • Vertically installed | 0-40□C |
| Ambient condition extension | -25-60□C (variation up to 70□C) |
| Relative Humidity | |
| Standard | 5-95% no condensation |
| Ambient condition extension | 5-95%, Short term icing and |
| condensation are allowed | |
| Atmospheric pressure (altitude) | 795-1080hPa (-1000-3000m) |
| Isolation | |
| • 24V DC loop | Testing voltage 500V DC |
| • 230V AC loop | Testing voltage 1460V DC |

| | |
|---|---|
| Electromagnetic compatibility | German EMC laws requires: anti-interference performance complies with EN 50082-2 according to IEC 801-2, ENV50140, IEC 801-4, ENV50141, IEC 801-5 radiated interference resistance complies with EN 50081-2, according to EN55011 tests, Class A of first group (See the manual for other features) |
| Mechanical Strength | |
| • Vibration Test Part2-6 of IEC 68, | Vibration duration: 10 cycles per axial for three mutually perpendicular axles |
| - Standard | 10 to 58Hz , Constant amplitude 0.075mm; 58 to 150Hz , Constant acceleration 1g; |
| - Ambient condition extension | 2 to 9Hz , Constant amplitude 3mm; 10 to 20Hz , Constant acceleration 1g; |
| • Impact Test Part 2-27 of IEC 68, | Half-sine, force of impact 15g (peak value), duration 11ms, three times respectively on X, Y, Z in positive and negative directions. |

SIMATIC C7 control system

Overview



• The control system is used for low-end performance range

• User oriented

Configuration / programming, data management and communication are all integrated in one

• Integrity

PLC, Operation panel,

I/O, Communication and almost infinite extendability

• Customization

Compact Such as unique company label and organization color.

See the handbook for further information.

Devices of special model can be customized,

• Compact

Due to the high high grade integration, 30% installation space is saved

• Compatibility All parts are harmoniously integrated in to the SIMATIC family, to ensure the correct data exchange.

Overview



• 8 Different CPUS
• Suitable for performance of different grades

Application
of CPUs with different performance:

SIMATIC S7-300 may adopt a variety

• CPU 312 IFM, a compact CPU with integrated Digital I/O, for application in small equipments with or without analog equipments
• CPU 313 For application in small equipments with more programming requirements

• CPU 314 IFM, a compact CPU with integrated Digital I/O, for application in equipments with requirements for fast response and special functions.

• CPU 314 is applied in large equipments with plenty of programming and fast command handling requirements

• CPU315/315-2DP is applied in medium to large scale programs and equipments configured in a distributed way by PROFIBUS- DP.

• CPU 316 is for application in equipments with large scale programming requirements
• CPU 318-2 is for application in extremely large scale programs and equipments configured in distributed way by PROFIBUS-DP

Structure

All CPUs are packaged in a solid and compact plastic casing.
On the panel, there are:
• Status and Fault Indicator LED
• Mode selection key
• MPI interface

In addition, CPU has:
• Spare battery case (Not available on CPU 312 IFM)
• Memory slot
Up to 4MB memory card (flash EPROM) can be plugged for storage of programs after power loss.
(Not available on CPU 312 IFM 和 CPU 314 IFM )

• The Memory card of CPU 318-2 is used for storage of extended load, and the flash EPROM is used for program backup
• Connected to the integrated I/O by the front connector
(only limited to CPU 312)
IFM and CPU 314 FIM )

Programming
Functional block or sentence list.

CPU is programmed by LAD、

Starting with CPU 314, Engineering tools may be used (such as S7-GRAPH, S7-HiGraph, SCL, CFC or SFC), but only recommended to be used in CPU 315 or above.)

Application

CPU 312 IFM



- Compact CPU, with integrated digital I/O
- For small systems
- With special functions andspecial inputs for specificfunctions

CPU 313



- The low-cost CPU with extendedprogram memory
- For small applications requiringhigh-speed processing

CPU 314



- The CPU for demandingtasks requiring high-speedprocessing and mediumsizedI/O configurations
- Used in installations requiringmedium-sized programsand mid-range instructionexecution speeds

Application (Cont.)

CPU 314 IFM



The compact CPU with integraldigital I/O and extended special function

- For systems with demanding requirements for response time and special functions
- With additional special function and special I/O

CPU 315



- For installations with mediumrequirements on programscope
- For extensive I/O configurations

CPU 315-2 DP



- For installations with mediumrequirements on programscope and PROFIBUS-DP master/ secondary interface
- For extensive I/O configurations
- For setting up distributed I/Ostructures

Application (Cont.)

CPU 316-2 DP



- For installations large program memory
- For extensive I/O configurations

PROFIBUS-DP master/ slave interface

- For factory application with distributed and centralized I/O

CPU 318-2 DP

–



- For installations large program memory

PROFIBUS-DP master/ secondary interface

- For extensive I/O configurations
- For setting up distributed I/Ostructures

Application

CPU 312 IFM

CPU 312 is a compact CPU used for small systems, and the local digital I/O can directly connect with the process signal.

It has special function and special I/O, can meet requirements of special solutions, such as :

- Fast Counting
- Frequency Measurement
- Process Interrupt

CPU 313

CPU 313 is used for low cost solution. It has extended memory, can meet

demands for high-speed process h

andling and applications requiring large programs.

CPU 314

CPU 314 is used for high speed process processing and medium scale I/O configuration. It can install medium scale programs, amd has medium program performance.

CPU 314 IFM

CPU 314 IFM has fast response time and special function. The local I/O can directly connect to the process signal. It has special function and special I/O, can meet requirements of special solutions, such as :

- Fast counting (2 counters)
- Frequency Measurement
- Open-loop positioning
- Closed loop control
- Process Alarm

CPU 315

CPU 315 is a powerful CPU, and it has medium to large program memory, with extendibles I/O configuration.

CPU 315-2 DP

CPU 315-2 DP has medium to large program memory andPROFIBUS DP master/slave interface. For setting up distributed I/Ostructures

CPU 316-2 DP

CPU 316 is a powerful CPU, and it has large program memory, with extendibles I/O configuration.

CPU 318-2 DP

CPU 318-2 DP has large program memory andPROFIBUS DP master/slave interface. For setting up distributed I/Ostructures

Structure

CPU has the following design features:

- Micro processor:

CPU's execution of binary instruction: CPU 312 IFM、313 costs 600ns , CPU 314 to 316-2 DP cost 300ns , CPU 318-2 DP costs 100ns

- Extensive memory :

CPU 312 IFM: 6K Byte RAM; CPU 313: 12K Byte RAM; CPU 314: 24K Byte RAM; CPU 314 IFM: 32K Byte RAM; CPU 315: 48K Byte RAM; CPU 315-2 DP: 64K Byte RAM; CPU316-2DP:128KByte RAM; CPU 318-2 DP: 512K Byte RAM(256K for storage of user program, and 256K for storage of data)

Note: Each 3K byte is equivalent to 1K instruction.

- Easy to extend :

CPU 312 IFM、313: Max 8 Templates (Single rack configuration);

CPU 314 to 318-2 DP: Max 32 templates (4 racks configuration)

- MPI

CPU 312 IFM to CPU 313-2 DP (Cont.)

Integral MPI interface can establish 4 quiescent and 8 dynamic connections, or 4 quiescent connections with programming unit, PC, OP of S7-300/400.

As for quiescent connection, one is taken by programming unit, another one is taken by OP. Able to establish 16 CPU simple networks by using "Global Data Communication" via the MPI.

CPU 314、314 IFM、315 and 315-2 DP:

Integral MPI interface can establish 4 quiescent and 8 dynamic connections, or 4 quiescent connections with programming unit, PC, OP of S7-300/400.

As for quiescent connection, one is taken by programming unit, another one is taken by OP. Able to establish 16 CPU simple networks by using "Global Data Communication" via the MPI.

CPU 316-2 DP:

Integral MPI interface can establish 4 quiescent and 8 dynamic connections, or 4 quiescent connections with programming unit, PC, OP of S7-300/400.

CPU 318-2 DP: (able to be adjusted to 12Mbit/s) the integral MPI can establish 32 connections with S7-300/400, or connections with Programming unit, PC, OP. As for such connections, one is permanently taken by programming unit, another one is permanently taken by OP. Able to establish 16 CPU simple networks by using "Global Data Communication" via the MPI.

CPU 315-2 DP and 318-2 DP has the following features:

- PROFIBUS interface; CPUs with PROFIBUS-DP interface can set up a distributed automation structure, and has the features of high speed and easy handling. Viewed from users, distributed I/O can be treated similarly as centralized I/O (similar configuration, addressing and programming).
- Blend configuration

  According to EN 50170, SIMATIC S5 can be used as a blend configuration of PROFIBUS master station and SIMATIC S7.

CPU 318-2 DP has:

- MPI/PROFIBUS-DP interface ; M P I interface can be converted to PROFIBUS-DP, and work as a master station. However, the integral communication function can be used no more.
- Key control mode switch; removal of keys can set limitation to the access of user data.
- password protection; Password Protection can set another limitation to the access of user programs.
- Diagnostic buffer ; the buffer can hold up to 100 errors and interrupt events
- Data does not need to be backed up; no battery is needed

  CPU can back up the data
- Memory card used to extend the integral load memory, in addition to the data in the program memory and CPU 318-2 DP with regard to S7-300 settings, therefore, approximately twice the memory is needed, because:
- The internal memory is not suitable for storage of large programs, therefore memory cards are usually used in stead. RAM Card and FEROM Card can be used

All CPUs have:

- real time clock ;

  CPU 312 IFM and 313: Software clock to provide diagnosis information with time label; CPU314 to 318-2DP:the diagnosis information can be marked with date and time.
- Integral Communication Function
  - PG/OP Communication
  - S7 Standard Communication
  - S7 Communication (Only for servers)

| | | | |
|---|---|---|---|
| Function<br>Structural<br>features | The STEP7 of configuration tools can be used to set parameters that can determine the features and responses to CPU<br>all CPUs:<br>• Multi Point Interface MPI<br>Define the station address<br>• Restart / Cycle response define the maximum scanning cycle and load, as the self-test function<br>• Sustainable range defines the numbers of Sustaining storage position, Counter, Timer and data blocks | • Clock memory defines address<br>• Protection level defines the authorities of accessing programming and data<br>• System diagnosis defines the handling and range of diagnosis information<br>All CPUs apart from CPU 312 IFM CPU<br>• Time interrupt defines the starting date, time and cycle | CPU 312 IFM, 314 IFM<br>• integral "Counter"function<br>• Integral"frequency meter"function<br>CPU 313、314、315 和 315-2 DP has：<br>• Time interrupt: Cycle setting<br>CPU 314 IFM has：<br>• Integral Closed loop control function<br>• Integral Open loop control function<br>CPU 315-2 DP、318-2 DP have：<br>• PROFIBUS DP master/ slave interface; able to address distributed I/O |
| Function<br>Reporting function | • Status and false / fault LED indicating hardware<br>Programming, time, I/O and battery (not available on CPU 312 IFM), errors and operation status such as operation, shutdown, restart and the bus errors in the buses of CPU 315-2 DP, 316-2 DP. | • Testing function<br>The programming device may be used to indicate the signal status in the process of execution of programs, alter the process variables irrelevant with user programs, and output the contents in the memory stack | • System Information<br>The programming device may be used to provide the users with information on the memory capacity, CPU operating mode, and user RAM, as well as the cycle type and the content in the buffer, all messages are displayed in form of text |
| Integrated Function (only limited to CPU 312 IFM, CPU 314 IFM) | Counter<br>CPU 312 IFM;<br>a counter (up to 10 kHz 31 bit + sign bit) , with two comparators regarding directions, using all 4 special input terminals；<br>CPU 314 IFM;<br>a counter (up to 10 kHz 31 bit + sign bit) , with two comparators regarding directions, using all 4 special input terminals；or otherwise, 2 counters (up to 10 KHz, 31 bit + sign bit) , with each comparator with one comparators regarding directions, using 2 special input terminals ) | CPU 312 IFM, 314 IFM both have:<br>• One channel for frequency measurement, such as frequency measurement (up to 10KHz), which can the rotation speed of a axle with rotation speed range monitoring functions, or obtain the traffic with range control (the amount achieved in a time unit)<br>• Interrupt Input<br>Interrupt input can inspect the process events within 1 ms, which allows to make quick response in a short time | auxiliary functions of CPU 314 IFM<br>• One channel is used for positioning of the open loop of driving devices which is realized by combined contactors or frequency conversion; a 24V incremental coder is used to determine the position<br>• Integral Closed loop control function PID controller (such as for purposes of pressure, temperature or traffic control) is used as a fixed input value controller in the single loop or multiple loop control or otherwise as a proportion controller for cascade or mixed connection, supported by a control function over continuous actions and output of binary varables controlled. |

CPU 312 IFM, CPU 313, CPU 314 IFM, CPU 314 Technical Specification

| | CPU 312 IFM | CPU 313 | CPU 314 IFM | CPU 314 |
|---|---|---|---|---|
| Working memory (one sentence is equivalent to 3 Bytes on average) | 6K Byte /<br>2K Statement RAM (Internal) | 12K Byte /<br>4K Statement RAM (Internal) | 32K Byte /<br>10K Statement RAM (Internal) | 24K Byte /<br>8K Statement RAM (Internal) |
| Load memory<br>• Internal | 20K Byte RAM<br>20K Byte FEPROM | 20K Byte RAM | 48K Byte RAM<br>48K Byte FEPROM<br>Only 6ES7 314-5AE00-0AB0 | 40K Byte RAM |
| • Plu-in memory card MAX | — | 4M Byte FEPROM | 4M Byte FEPROM<br>Only 6ES7 314-5AE10-0AB0 | 4M Byte FEPROM |
| data backup<br>• Without Battery | 72 byte bit memory, counter, timer and data | 72 byte bit memory, counter, timer and data | 144 byte bit memory, counter, timer and data | 4K Byte bit memory、Counter、timer and data |
| • With battery | — | all data blocks | all data blocks | all data blocks |
| Real time clock | — | — | have | have |
| Programming language | 6ES7 312-5AC02-0AB0:<br>STEP 7, V5.0;<br>6ES7 312-5AC82-0AB0:<br>STEP 7, V5.0 SP1 | STEP 7, V5.0 | 6ES7 314-5AE03-0AB0:<br>STEP 7, V5.0;<br>6ES7 312-5AE10-0AB0:<br>STEP 7, V5.0 SP3;<br>6ES7 312-5AE83-0AB0:<br>STEP 7, V5.0, SP1 | 6ES7 314-1AE04-0AB0:<br>STEP 7, V5.0;<br>6ES7 314-1AE84-0AB0:<br>STEP 7, V5.0, SP1 |
| Program Structure | linear, Structured organization blocks (OB), Function blocks (FB) Function (FC), Data Block (DB) | linear, Structured organization blocks (OB), Function blocks (FB) Function (FC), Data Block (DB) | linear structured<br>Organization Block (OB)<br>Function<br>blocks (FB)<br>Function (FC),<br>Data Block<br>(DB) | linear, Structured organization blocks (OB), Function blocks (FB) Function (FC), Data Block (DB) |
| Block type | System function (SFB, SFC) | System function (SFB, SFC) | System function (SFB, SFC) | System function (SFB, SFC) |
| Number of blocks/Byte MAX | 32FC, 32FB, 63DB/6k Byte | 128FC,128FB,127DB/8k Byte | 128FC,128FB,127DB/8k Byte | 128FC,128FB,127DB/8k Byt |
| Program processing | - Main program cycle (OB1)<br>- Hardware Interrupt (OB40)<br>- Restart (OB100)<br>Each programs has 8 levels<br>8 | - Main program cycle (OB1)<br>- Cycle interupted (OB35)<br>- Daily clock interrupt (OB10)<br>- Hardware Interrupt (OB40)<br>- Restart (OB100)<br>Each programs has 8 levels<br>8 | - Main program cycle (OB1)<br>- Cycle interrupt(OB35)<br>- Daily clock interrupt (OB10)<br>- Hardware Interrupt (OB40)<br>- Restart (OB100)<br>Each programs has 8 levels<br>8 | - Main program cycle (OB1)<br>- Cycle interrupt(OB35)<br>- Daily clock interrupt<br>(OB10)<br>- Hardware Interrupt (OB40)<br>- Restart (OB100)<br>Each programs has 8 levels<br>8 |
| Operation instruction set | Binary logic, bracket instructions, result value assignment, storage, counting, load, transmission, comparison, shifting, complement producing, block invoking. | | | |
| User program protection | Password Protection | Password Protection | Password Protection | Password Protection |
| System Function | Interrupts and errors / fault handling，data reproduction，clocking function, diagnosis function, module parameter assignment, | | | |
| Execution time<br>• Bit operation<br>• Text operation<br>approximately<br>• Timer / Counter operation<br>• Fixed point increase<br>• Floating point | 0.6-1.2□s<br>2□s<br>15□s<br>3□s<br>60□s<br>150ms (Preset)<br>1-6000ms Optional | 0.6-1.2□s<br>2□s<br>15□s<br>3□s<br>60□s<br>150ms (Preset)<br>1-6000ms Optional | 0.3-0.6□s<br>1□s<br>12□s<br>2□s<br>50□s<br>150ms (Preset)<br>1-6000ms Optional | 0.3-0.6□s<br>1□s<br>12□s<br>2□s<br>50□s<br>150ms (Preset)<br>1-6000ms Optional |

# SIMATIC S7-300

## Central processing unit

CPU 312 IFM to CPU 318-2 DP (Cont.)

| | CPU 312 IFM | CPU 313 | CPU 314 IFM | CPU 314 |
|---|---|---|---|---|
| bit memory totally | 1024 | 2048 | 2048 | 2048 |
| • Sustained with battery | — | 0-576 (M0.0-M71.7 | 0-2048 (M0.0-M255.7 | 0-2048 (M0.0-M255.7 |
| • Sustained without Battery | 0-576 (M0.0-M71.7 | Optional) | Optional) | Optional) |
| Counter totally | Optional) | 0-576 (M0.0-M71.7 | 0-1152 (M0.0-M143.7 | 0-2048 (M0.0-M255.7 |
| • Sustained with battery | 32 | Optional) | Optional) | Optional) |
| • Sustained with battery | — | 64 | 64 | 64 |
| • Counting range | 0-31 Optional | 0-35 Optional | 0-63 | 0-63 Optional |
| Counters totally | 1-999 | 0-35 Optional | Optional | 0-63 Optional |
| • Sustained with battery | 64 | 1-999 | 0-63 | 1-999 |
| • Sustained with battery | — | 128 | Optional | 128 |
| • Timing range | — | 0-35 Optional | 1-999 | 0-127 Optional |
| Integrated Function | 10ms-9990s | — | 128 | 0-127 Optional |
| • Counter | 1 counter with 4 input terminals; counting frequency 10KHz, 32 bit (including signs), 2 direction related comparators | 10ms-9990s<br>— | 0-71<br>Optional<br>0-71<br>Optional<br>10ms-9990s | 10ms-9990s |
| • Frequency Measurement | 1 Channels<br>up to 10KHz<br>Door control time 0.1s, 1s, 10s<br>Measuring principle: calculating the number of impulse with each gating time | — | 1 counter with 4 input terminals, or 2 counters, each having 2 input terminals; each counter has 2 direction related comparators; counting frequency 10KHz, 32 bit(including signs) | — |
| • Open-loop positioning | — | — | 1 Channels<br>up to 10KHz<br>Door control time 0.1s, 1s, 10s<br>Measuring principle: calculating the number of impulse with each gating time | — |
| Integrated "Closed loop control" Functional block | — | — | 1 Channels<br>Performing position coding via a 24V- asymmetric incremental coder;<br>Coder takes 3 digit input terminals (Phase A, B, N); | — |
| MPI Interface<br>• Number of stations, MAX | There are 32 stations on the MPI bus; programming unit, PCs, Operation panel, other S7-300 or S7-400, or C7; each CPU has up to 4 quiescent and 2 dynamic | There are 32 stations on the MPI bus; programming unit, PCs, Operation panel, other S7-300 or S7-400, or C7; each CPU has up to 4 quiescent and 4 dynamic connection | | There are 32 stations on the MPI bus; programmir unit, PCs, Operation panel, other S7-300 or S 400, or C7; each CPU ha up to 4 quiescent and 8 dynamic connection |
| • Communication Function | | • Programming unit /OP Communication | | • Programming unit /OP Communication<br>• Global Data |

| | CPU 312 IFM | CPU 313 | CPU 314 IFM | CPU 314 |
|---|---|---|---|---|
| MPI Interface<br>• Data transfer rate (MAX)<br>• Distance between 2 adjacent stations, Max.<br><br><br><br><br><br>• Connection to programming unit<br>Integrated I/O on this machine<br>• Digital input<br><br>• Digital output<br>• Analog input<br>Resolution (bit)<br>• Analog output<br>Resolution (bit)<br>Real-time clock<br>Bus space I/O<br>Process image<br>Number of Digital I/O<br>Number of Analog I/O<br>Number of modules for each system<br>CR/ER quantity<br>Number of lines of each CPU<br>(Integrated interface /CP342-5)<br>Number of DPs of each master CPU<br>(Integrated interface /CP342-5)<br>Address space for each station<br>Number of modules for each ET 200M<br>DP Connection (master/slave)<br>Communication function via CP | <br>18.75 kb/s<br><br>without relays:<br><br>50m<br>With 2 relays: 1100m<br>10 relays in series: 9100 m; via optical cable: 23.8 km (with 16 star-shaped coupler or OLM)<br><br>via MPI<br>10 , 24V DC<br>including 4 channels for process interrupt or Integrated Function<br>6 , 24V DC; 0.5A<br>—<br>—<br>—<br>128 /128 Byte<br>32 /32 Byte<br>256 Channels<br>64I/320<br>8<br>1/0<br>-/1<br>-/8<br>64 Byte<br>8<br>1 (CP342-5)<br>Yes<br>Yes (server)<br>—<br>—<br>4/4 | <br>18.75 kb/s<br><br>without relays:<br><br>50m<br>With 2 relays: 1100m<br>10 relays in series: 9100m;<br>via optical cable: 23.8 km (with 16 star-shaped coupler or OLM)<br><br>via MPI<br>—<br>—<br>—<br>—<br>—<br>128 /128 Byte<br>32 /32 Byte<br>256 Channels<br>64I/320<br>8<br>1/0<br>-/1<br>-/8<br>64 Byte<br>8<br>—<br>Yes<br>Yes (server)<br>—<br>—<br>4/4 | <br>18.75 kb/s<br><br>without relays:<br><br>50m<br>With 2 relays: 1100m<br>10 relays in series: 9100m;<br>via optical cable: 23.8 km (with 16 star-shaped coupler or OLM)<br><br>via MPI<br>20 , 24V DC<br>including 4 channels for process interrupt or integral functions<br>16 , 24V DC; 0.5A<br>4 ; ±10V , ±20mA<br>11+sg<br>1 ; ±10V , ±20mA<br>11+sg<br>Yes<br>512 /512 Byte<br>128 /128 Byte<br>992 Channels<br>248I/1240<br>31<br>1/3<br>-/1<br>-/16<br>122 Byte<br>8<br>1 (CP342-5)<br>Yes<br>Yes (server)<br>Yes / 1)<br>Yes / 1) | <br>18.75 kb/s<br><br>without relays:<br><br>50m<br>With 2 relays: 1100m<br>10 relays in series: 9100 m; via optical cable: 23.8 km (with 16 star-shaped coupler or OLM)<br><br>via MPI<br>—<br>—<br>—<br>—<br>—<br>512 /512 Byte<br>128 /128 Byte<br>1024 Channels<br>256I/1280<br>32<br>1/3<br>-/1<br>-/16<br>122 Byte<br>8<br>1 (CP342-5)<br>Yes<br>Yes (server)<br>Yes / 1)<br>Yes / 1)<br>4/8 |

1) Realized by standard functional module

# SIMATIC S7-300

## Central processing unit

### CPU 312 IFM to CPU 318-2 DP (Cont.)

| | CPU 312 IFM | CPU 313 | CPU 314 IFM | CPU 314 |
|---|---|---|---|---|
| Dimension (W X H X D) | 80 x 125 x 130mm | 80 x 125 x 130mm | 160 x 125 x 130mm | 80 x 125 x 130mm |
| Weight | | | | |
| • CPU | 450g | 530g | 900g | 530g |
| • Memory Card | — | 16g | — | 16g |
| Suitable blocks | — | — | | |
| FM | — | — | 4 | 4 |
| CP, peer to peer | — | — | 2 | 2 |
| CP, LAN | — | — | 1 | 1 |
| Suitable software (K bus) | — | — | Depending on the storage space requirements and computing time | Depending on the storage space requirements and computing time |
| Software controller | | | | |
| • Process diagnosis | — | — | Yes | Yes |
| • S7-GRAPH | — | — | — | — |
| • S7-HiGraph | — | — | — | — |
| • S7-SCL | — | — | Yes | Yes |
| • CFC | — | — | — | — |
| Number of Digital input of local machine | 10 | — | 20 | — |
| Input voltage | | — | | — |
| • Rated value | DC 24V | — | DC 24V | — |
| • At "1" signal | 15-30V | — | 15-30V | — |
| • At "0" signal | -3-+5V | — | -3-+5V | — |
| Isolation | No | — | No | — |
| In groups of | 10 | — | 4 | — |
| Input current | | — | | — |
| • At "1" signal, Min. | 2mA | | 2mA | |
| typical value | 7mA | — | 7mA | — |
| Input delays (at standard input voltage) | | — | | — |
| • Standard input, typical / Max | 3ms/5ms | — | 3ms/5ms | — |
| • Interrupt Input, Max | 50□s | | 50□s | |
| • Counter, Max | 50□s | — | 50□s | — |
| Connection of 2-wire BERO | | — | | — |
| • Permissible quiescent current, | 1.5mA | — | 1.5mA | — |
| Cable length | | — | | |
| • Unshielded | 600m | | 600m | |
| | 1000m<br>(Interrupt and Counter 100m) | | 1000m<br>(Interrupt and Counter 100m) | |
| Digital Output point of this machine | 6 | — | 16 | — |
| Rated load voltage L+ / L1 | 24V DC | — | 24V DC | — |
| • Permissible range | 20.4 to 28.8V | — | 20.4 to 28.8V | — |
| Output voltage | | — | | — |
| • "1" signal, Max. | L+-0.8V | — | L+-0.8V | — |
| Isolation | — | — | No / 4 | — |
| • Special input / number of | No / 6 | | Yes / 16 | |

| | CPU 312 IFM | CPU 313 | CPU 314 IFM | CPU 314 |
|---|---|---|---|---|
| Maximum output current<br>• At "1" signal<br>Rated value at 40 □C<br>Rated value at 60 □C<br>Minimu<br>m value<br>• "0" signal, Max.<br>Total load capacity<br>• At 40□C<br>• At 60□C<br>Output switch frequency<br>• resisting load<br>• inductive load<br>Upon circuit broken, the induced voltage is limited to:<br>Short-circuit protection<br>Cable length | 0.5A<br>0.5A<br>5mA<br>0.5mA<br>100%<br>100%<br>100Hz<br>0.5Hz<br>30V<br>Electronic, time control<br>600m<br>1000m | —<br>—<br>—<br>—<br>—<br>—<br>—<br>—<br>—<br>—<br>—<br>— | 0.5A<br>0.5A<br>5mA<br>0.5mA<br>50%<br>25%<br>100Hz<br>0.5Hz<br>30V<br>Electronic, time control<br>600m<br>1000m | —<br>—<br>—<br>—<br>—<br>—<br>—<br>—<br>—<br>—<br>—<br>— |
| Local integral Analog input<br>Output ranges (Rated Value) / input<br>Resistance<br>• Voltage<br>• Current<br>Isolation<br>In groups of<br>Resolution<br>Time of conversion<br>• per channel<br>• per module<br>Basic error limits, Max<br>(Operation limits at 25□C over | —<br>—<br>—<br>—<br>—<br>—<br>—<br>— | —<br>—<br>—<br>—<br>—<br>—<br>—<br>— | 4<br>□10V/50KΩ<br>□20mA/105.5KΩ<br>Yes<br>4<br>11 bit + signs<br>100□s<br>400□s<br>□ 0.9% | —<br>—<br>—<br>—<br>—<br>—<br>—<br>— |
| Local integral Analog output<br>Output ranges (Rated Value)<br>• Voltage<br>• Current<br>Isolation<br>In groups of<br>Resolution<br>Conversion time per channel<br>Error limits, Max<br>(Operation limits at 25□C over relative input range) | —<br>—<br>—<br>—<br>—<br>—<br>— | —<br>—<br>—<br>—<br>—<br>—<br>— | 1<br>□10V<br>□20mA<br>Yes<br>1<br>11 bit + signs<br>40□s<br>□0.9% | —<br>—<br>—<br>—<br>—<br>—<br>— |

# SIMATIC S7-300

## Central processing unit

### CPU 312 IFM to CPU 318-2 DP (Cont.)

CPU 315, CPU 315-2 DP, CPU 316-2 DP, CPU 318-2 DP Technical specification

| | CPU 315 | CPU 315-2 DP | CPU 316-2 DP | CPU 318-2 DP |
|---|---|---|---|---|
| Working memory (one sentence is equivalent to 3 Bytes on average) Load memory<br>•<br>Internal<br>• Plu-in memory card MAX data backup<br>• Without Battery<br>• With battery Real time clock Programming language<br>Program Structure Block type<br>Number of blocks/Byte MAX<br>Program processing | 48K Byte /<br>16K Statement RAM (Internal)<br>80K Byte RAM<br>4M Byte FEPROM<br>4K Byte bit memory、Counter、timer and data<br>all data blocks<br>have<br>STEP 7 V5.0<br>linear, Structured organization blocks (OB), Function blocks (FB) Function (FC), Data Block (DB)<br>System function (SFB, SFC)<br>192FC, 192FB, 255DB<br>16/16k Byte<br>- Main program cycle (OB1)<br>- Cycle interrupt(OB35)<br>- Daily clock interrupt (OB10)<br>- Hardware Interrupt (OB40)<br>- Restart (OB100)<br>Each programs has 8 levels<br>8 | 64K Byte /<br>21K Statement RAM (Internal)<br>96K Byte RAM<br>4M Byte FEPROM<br>4K Byte bit memory、Counter、timer and data<br>all data blocks<br>have<br>6ES7 315-2AF03-0AB0: STEP 7 V5.0<br>6ES7 315-2AF83-0AB0: STEP 7 V5.0 SP1<br>linear structured<br>Organization Block (OB)<br>Function<br>blocks (FB)<br>Function (FC),<br>Data Block<br>(DB)<br>System function (SFB, SFC)<br>192FC, 192FB, 255DB/<br>16k Byte<br>- Main program cycle (OB1)<br>- Cycle interrupt(OB35)<br>- Daily clock interrupt (OB10)<br>- Hardware Interrupt (OB40)<br>- Restart (OB100)<br>Each programs has 8 levels<br>8 | 128K Byte /<br>42K Statement RAM (Internal)<br>192K Byte RAM<br>4M Byte FEPROM<br>4K Byte bit memory、Counter、timer and data<br>all data blocks<br>have<br>STEP 7 V5.0<br>linear, Structured organization blocks (OB), Function blocks (FB) Function (FC), Data Block (DB)<br>System function (SFB, SFC)<br>256FC, 256FB, 511DB/<br>16k Byte<br>- Main program cycle (OB1)<br>- Cycle interrupt(OB35)<br>- Daily clock interrupt (OB10)<br>- Hardware Interrupt (OB40)<br>- Restart (OB100)<br>Each programs has 8 levels<br>8 | 512K Byte /<br>• Code of 256 KB at most<br>• Data of 256 KB at most<br>64K Byte RAM<br>4M Byte FEPROM / RAM<br>8K Byte bit memory、Counter、timer and data<br>all data blocks<br>have<br>STEP 7 V5.0<br>linear, Structured organization blocks (OB), Function blocks (FB) Function (FC), Data Block (DB)<br>System function (SFB, SFC)<br>1024FC, 1024FB,<br>2047/16k Byte<br>- Timer interrupt (OB10, 11)<br>- Time-delay interrupt (OB20, 21)<br>- Watchdog interrupt (OB32, 35)<br>- Process warning (OB40, 41)<br>- Background OB (OB90)<br>- Restart (OB100)<br>- Asynchronous errors (OB80, 81, 82, 84 to 87)<br>- Synchronous errors (OB121,122)<br>20 levels per program (withou<br>- Synchronous errors OB);<br>with an additional error |
| Operation instruction set | Binary logic, bracket instructions, result value assignment, storage, counting, load, transmission, comparison, shifting, complement producing, block invoking. | | | |
| User program | Password Protection | Password Protection | Password Protection | Password Protection |
| System function (SFC) | Interrupts and errors / fault handling , data reproduction , clocking function, diagnosis function, module parameter assignment, | | | |
| Execution time<br>• Bit operation<br>• Text operation approximately<br>• Timer / Counter operation<br>• Fixed point increase<br>• Floating point | 0.3-0.6□s<br>1□s<br>12□s<br>2□s<br>50□s<br>150ms (Preset)<br>1-6000ms Optional | 0.3-0.6□s<br>1□s<br>12□s<br>2□s<br>50□s<br>150ms (Preset)<br>1-6000ms Optional | 0.3-0.6□s<br>1□s<br>12□s<br>2□s<br>50□s<br>150ms (Preset)<br>1-6000ms Optional | 0.1□s<br>0.1□s<br>0.1□s<br>0.1□s<br>0.6□s<br>150ms (Preset)<br>1-6000ms Optional |

| | CPU 315 | CPU 315-2 DP | CPU 316-2 DP | CPU 318-2 DP |
|---|---|---|---|---|
| bit memory totally | 2048 | 2048 | 2048 | 8192 |
| • Sustained with battery | 0-2048 (M0.0-M255.7 Optional | 0-2048 (M0.0-M255.7 optional | 0-2048 (M0.0-M255.7 Optional | 0-8192 (M0.0-M1023.7 optional |
| • Sustained without Battery | 0-2048 (M0.0-M255.7 Optional | 0-2048 (M0.0-M255.7 optional | 0-2048 (M0.0-M255.7 Optional | 0-8192 (M0.0-M1023.7 optional |
| Counter totally | 64 | 64 | 64 | 512 |
| • Sustained with battery | 0-63 Optional | 0-63 Optional | 0-63 Optional | 0-511 Optional |
| • Sustained with battery | 0-63 Optional | 0-63 Optional | 0-63 Optional | 0-511 Optional |
| • Counting range | 1-999 | 1-999 | 1-999 | 1-999 |
| Counters totally | 128 | 128 | 128 | 512 |
| • Sustained with battery | 0-127 Optional | 0-127 Optional | 0-127 Optional | 0-511 Optional |
| • Sustained with battery | 0-127 Optional | 0-127 Optional | 0-127 Optional | 0-511 Optional |
| • Timer range | 10ms-9990s | 10ms-9990s | 10ms-9990s | 10ms-9990s |
| integrated | — | — | — | — |
| MPI interface | | | | |
| • Number of stations, MAX | | There are 32 stations on the MPI bus; programming unit, PCs, Operation panel, other S7-300 or S7-400, or C7; each CPU has up to 4 quiescent and 8 dynamic connection, | | |
| | There are 32 stations on the MPI bus; programming unit, PCs, Operation panel, other S7-300 or S7-400, or C7; each CPU has up to 4 quiescent and 8 dynamic connection, | | | |
| | There are 32 stations on the MPI bus; programming unit, PCs, Operation panel, other S7-300 or S7-400, or C7; each CPU has up to 4 quiescent and 8 dynamic connection, | There are 32 stations on the MPI bus; programming unit, PCs, Operation panel, other S7-300 or S7-400, or C7; each CPU has up to 4 quiescent and 8 dynamic connection, | | |
| • Communication Function | • Programming unit /OP Communication<br>• Global Data Communication<br>• Standard Communication<br>• Extended Communication | • Programming unit /OP Communication<br>• Global Data Communication<br>• Standard Communication<br>• Extended Communication | • Programming unit /OP Communication<br>• Global Data Communication<br>• Standard Communication<br>• Extended Communication | • Programming unit /OP Communication<br>• Global Data Communication<br>• Standard Communication<br>• Extended Communication |
| • Data transfer rate (MAX) | 187.5 Kb /s | 187.5 Kb /s | 187.5 Kb /s | 12 Mb/s |
| • Distance between 2 adjacent stations, Max | without relay：50m<br>With 2 relays: 1100m<br>10 relays in series:<br>9100m；<br>via optical cable: 23.8 km (with 16 star-shaped coupler or OLM) | without relay：50m<br>With 2 relays: 1100m<br>10 relays in series:<br>9100m；<br>via optical cable: 23.8 km (with 16 star-shaped coupler or OLM)<br>via optical cable: 23.8 km (with 16 star-shaped coupler or OLM) | without relay：50 m<br>With 2 relays: 1100m<br>10 relays in series:<br>9100m； | without relay：100m<br>With 2 relays: 1100m<br>10 relays in series:<br>9100m； |
| • Connection to programming unit | via MPI | via MPI | via MPI | via MPI |

## CPU 312 IFM to CPU 318-2 DP (Cont.)

| | CPU 315 | CPU 315-2 DP | CPU 316-2 DP | CPU 318-2 DP |
|---|---|---|---|---|
| Bus space I/O | 256 /256 Byte | 1024 /1024 Byte | 2048 /2048 Byte | 8192 /8192 Byte |
| Process image | 128 /128 Byte | 128 /128 Byte | 128 /128 Byte | 256 /256 Byte |
| Number of Digital I/O | 1024 Channels | 8192 Channels | 16384 Channels | 2048 Byte |
| • wherein centralized I/O | 1024 Channels | 1024 Channels | 1024 Channels | 65536 Channels |
| Number of Analog I/O | 256 Channels | 512 Channels | 1024 Channels | 1024 Channels |
| • wherein centralized I/O | 256I/1280 | 256I/1280 | 256I/1280 | 4096 Channels |
| Number of modules for each system | 32 | 32 | 32 | 256I/1280 |
| bumber of Central rack / Extension Rack | 1/3 | 1/3 | 1/3 | 32 |
| Number of DP lines of each CPU (Integrated interface /CP342-5) | -/1 | 1/1 | 1/1 | 1/3 |
| Number of DPs of each master CPU (Integrated interface /CP342-5) | -/32 | 64/64 | 64/64 | 2/2 |
| Address space for each station | 122 Byte | 244 Byte | 244 Byte | 32 (MPI interface) , 125 (DP interface)/64 |
| Number of modules for each ET 200M | 4/8 | 8 | 8 | 244 Byte |
| DP Connection (master/ slave) | 1 (CP342-5) | 1 (CP342-5) | 1 (CP342-5) | — |
| Internal node communication support synchronized support | — | Yes, sending and receiving Yes | Yes, sending and receiving Yes | 1 (CP342-5) |
| DP slave, active / failure | — | | | 2 (integral master / slave) |
| Communication function via CP | — | Yes | Yes | Yes, sending and receiving |
| • PG/OP Communication | Yes | Yes | Yes | Yes |
| • Extended Communication | Yes (server) | Yes (server) | Yes (server) | Yes |
| • S5 compatible communication | Yes / 1) | Yes / 1) | Yes / 1) | Yes |
| • Standard Communication | Yes / 1) | Yes / 1) | Yes / 1) | Yes (server) |
| Number of connections | 4/8 | 4/8 | 4/8 | Yes / 1) |
| quiescent / dynamic connections | 24V DC | 24V DC | 24V DC | Yes / 1) |
| Power voltage | 20.4- 28.8V DC | 20.4-28.8V DC | 20.4-28.8V DC | 32 |
| • Rated value | 1A | 1A | 1A | 24V DC |
| • Permissible range | 8A | 8A | 8A | 20.4-28.8V DC |
| Current Consumption, typical | 8 W | 8 W | 8 W | 1.2A |
| Starting current, typical | 1200mA | 1200mA | 1200mA | 12A |
| Power losses, typically | 80 x 125 x 130mm | 80 x 125 x 130mm | 80 x 125 x 130mm | 12 W |
| Current to backplane | 530g | 530g | 530g | 1200mA |
| Dimension (W X H X D) | 16g | 16g | 16g | 160 x 125 x 130mm |
| Weight | 8 | 8 | 8 | 900g |
| • CPU | 4 | 4 | 4 | 16g |
| • Memory Card | 2 | 2 | 2 | 16 |
| Suitable blocks | Depending on the storage space requirements and computing time | Depending on the storage space requirements and computing time | Depending on the storage space requirements and computing time | 8 |
| • FM | Yes | Yes | Yes | 2 |
| CP, peer to peer | Yes | Yes | Yes | Depending on the storage space requirements and computing time |
| CP, LAN | Yes | Yes | Yes | Yes |
| suitable software | Yes | Yes | Yes | Yes |
| Soft controller | Yes | Yes | Yes | Yes |
| | | | | Yes |
| | | | | Yes |

1) Realized by standard functional module

| Ordering data | Oder number |
|---|---|
| CPU 312 IFM<br>Central<br>processing<br>unit<br>6KB RAM, integrated power device (24V DC), integrated I/O, process warning input, integrated function, MPI; | 6ES7 312-5AC02-0AB0<br>6ES7 312-5AC82-0AB0 |
| Including slot label and 2 keys<br>• Standard temperature range<br>• Extended temperature range | 6ES7 313-1AD03-0AB0 |
| CPU 313 Central processing unit<br>12KB RAM, integral power device (24V DC), Slot for memory card, spare battery case, MPI, including slot label and 2 keys | |
| CPU 314 IFM<br>Central<br>processing<br>unit<br>32KB RAM, integrated power device (24V DC), integrated I/O, process warning input, integrated function, spare battery case;<br>MPI, including slot label and 2 keys | 6ES7 314-5AE03-0AB0<br>6ES7 314-5AE83-0AB0<br>6ES7 314-5AE10-0AB0 |
| • Standard temperature range<br>• Extended temperature range<br>• With memory card slot, Standard temperature range | 6ES7 314-1AE04-0AB0<br>6ES7 314-1AE84-0AB0<br>6ES7 315-1AF03-0AB0 |
| CPU 314 Central processing unit<br>24KB RAM, integral power device (24V DC), Slot for memory card, spare battery case, MPI, including slot label and 2 keys<br>• Standard temperature range<br>• Extended temperature range | |

| Ordering data | Oder number |
|---|---|
| CPU 315-2 DP<br>Central<br>processing<br>unit<br>with PROFIBUS-DP master/ slave interface<br>64KB RAM, integral power device (24V DC), Slot for memory card, spare battery case, MPI, including slot label and 2 keys<br>• Standard temperature range<br>• Extended temperature range | 6ES7 315-2AF03-0AB0<br>6ES7 315-2AF83-0AB0<br>6ES7 316-2AG00-0AB0 |
| CPU 316-2 DP CPU<br>with PROFIBUS-DP master/ slave interface<br>128KB RAM, integral power device (24V DC), Slot for memory card, spare battery case, MPI, including slot label and 2 keys | 6ES7 316-2AJ00-0AB0 |
| CPU 318-2 DP CPU<br>with PROFIBUS-DP master/ slave interface<br>512KB RAM, integral power device (24V DC), Slot for memory card, spare battery case, MPI, including slot label and 2 keys<br>FEPROM memory card<br>For CPU 313 to 318-2<br>• 16K Byte<br>• 16K Byte, Extended temperature range<br>• 32K Byte<br>• 32K Byte, Extended temperature range<br>• 64K Byte<br>• 64K Byte, Extended temperature range<br>• 128K Byte<br>• 256K Byte<br>• 512K Byte<br>• 1M Byte | 6ES7 951-0KD00-0AA0<br>6ES7 951-0KD80-0AA0<br>6ES7 951-0KE00-0AA0<br>6ES7 951-0KE80-0AA0<br>6ES7 951-0KF00-0AA0<br>6ES7 951-0KF80-0AA0<br>6ES7 951-0KG00-0AA0<br>6ES7 951-1KH00-0AA0<br>6ES7 951-0KJ00-0AA0<br>6ES7 951-1KK00-0AA0<br>6ES7 951-1KL00-0AA0<br>6ES7 951-1KM00-0AA0<br>6ES7 951-0AG00-0AA0<br>6ES7 951-1AH00-0AA0<br>6ES7 951-1AJ00-0AA0<br>6ES7 951-1AK00-0AA0<br>6ES7 951-1AL00-0AA0 |

## Central processing unit

### CPU 312 IFM  to CPU 318-2 DP (Cont.)

| Ordering data | Oder number |
|---|---|
| Spare battery<br>For CPU 313 to 318-2 DP;<br>3.6V, 850mA | 6ES7 971-1AA00-0AA0 |
| Front connector (one)<br>For CPU 312 IFM | |
| • 20 pin, Screw-type terminals | 6ES7 392-1AJ00-0AA0 |
| 1 | 6ES7 392-1AJ00-0AA0 |
| 100 | 6ES7 392-1AJ00-1AB0 |
| • 20 pin, spring terminals<br>2 needed to connect CPU 314 IFM | 6ES7 392-1BJ00-0AA0 |
| • 40 pin, Screw-type terminals | 6ES7 392-1AM00-0AA0 |
| 1 | 6ES7 392-1AM00-0AA0 |
| 100 | 6ES7 392-1AM00-1AB0 |
| • 40 pin, spring terminals | 6ES7 392-1BM01-0AA0 |
| front door, improved<br>For CPU 312 IFM/314 IFM,<br>to connect 1.3mm²/16AWG cable | 6ES7 328-0AA00-7AA0 |
| Spare keys for CPU<br>2 (Spare) | 6ES7 911-1AA00-0AA0 |
| Slot label<br>1 set (Spare) | 6ES7 912-0AA00-0AA0 |
| S7-300 manual, printed | |
| • German | 6ES7 398-8AA03-8AA0 |
| • English | 6ES7 398-8AA03-8BA0 |
| S7-300 Manual, electronic version including FM/CP/OP/TD, SIMATIC NET, SIMATIC M7, 5 languages | 6ES7 398-8AE00-8YE0 |
| CPU 312 IFM/CPU 314 IFM Manual of integral functions | |
| • German | 6ES7 398-8CA03-8AA0 |
| • English | 6ES7 398-8CA03-8BA0 |
| Instruction list: | |
| • German | 6ES7 398-8AA03-8AN0 |
| • English | 6ES7 398-8AA03-8BN0 |
| Technical overview:<br>7-300 Programmable controller,<br>:onfiguration and application | |
| • German | 6ES7 031-0AA00-8AB0 |
| • English | 6ES7 031-0AA00-8BB0 |

| Ordering data | Oder number |
|---|---|
| "S7/M7 Communication"Manual | |
| • German | 6ES7 398-8EA00-8AA0 |
| • English | 6ES7 398-8EA00-8BA0 |
| Technical overview:<br>"SIMATIC S5 to SIMATIC S7" | |
| • German | 6ES7 398-8AA01-8AB0 |
| • English | 6ES7 398-8AA01-8BB0 |
| SIMATIC S7-300 Demo packet with S7-200 and S7-300 installation components | 6ES7 910-3AA00-0XA0 |
| rechargeable battery required by real time clock | 6ES7 971-5BB00-0AA0 |
| Spare battery for real time clock for CPU 314 ~ CPU 318 IDP | 6ES7 392-2XX00-0AA0 |
| Labelling strips<br>For CPU 312 IFM and 314 IFM,<br>(10 units, Spares parts) | 6ES7 392-2XY00-0AA0 |
| Labelling strips<br>For CPU 312 IFM and 314 IFM,<br>(10 units, Spares parts) | |
| PROFIBUS DP RS485 bus connector | |
| • with 90□ output feedback cable, Max<br>12Mbit/s transfer rate | |
| - without PG port | 6ES7 972-0BA11-0XA0 |
| - with PG port | 6ES7 972-0BB11-0XA0 |
| • oblique outgoing line, 12Mbit/s transfer rate | |
| - without PG port | 6ES7 972-0BA40-0XA0 |
| - with PG port | 6ES7 972-0BB40-0XA0 |
| • 90□ outgoing, fast connection mode,<br>Max. 12Mbit/s transfer rate | |
| - without PG port | 6ES7 972-0BA50-0XA0 |
| - with PG port | 6ES7 972-0BB50-0XA0 |
| • Axial outgoing line, for connecting OP to<br>PPI, MPI, PROFIBUS | 6GK1 500-0EA02 |
| | 6XV1 830-0EH10 |
| PROFIBUS bus cable<br>To realize communication of MPI / PROFIBUS | See Catalog of IK PI |
| PROFIBUS Component bus<br>To realize communication of MPI / PROFIBUS | 6ES7 972-0AA01-0XA0 |

Overview



• Digital I/O module of SIMATIC S7-300

• Make controller adaptive flexibly to the tasks
• For connecting digital sensors and executing components

Application

Digital I/O module includes
Digital I/O module of S7-300 for SIMATIC S7-300.
Through these modules, the digital sensors can be connected and the execution components to SIMATIC S7-300.

Digital I/O Module has the following advantages:
• Optimized co-operation it can make use of all modules that can be grouped in any manner to make the I/O points match the tasks

• Flexible process connection
It can connect the S7-300 to process through a variety of digital executing components

Structure

Digital I/O Module has the following mechanical performances:
Compact structure the solid plastic case includes:
• Green LED to display the signal status of I/O terminals
• Front connector protected by the front cover
• Labelling zone on the front cover

Easy assembly
The modules are installed on the DIN standard rails, and connected to the adjacent modules through bus connectors. Without any slot rules: the input address is deiced by the slot.

Easy wiring for users the modules are wired by the plug-in front connectors. When the connector is plugged for the first time, there is a coding component to couple such connectors, in such a way, the connector can only be plugged to the modules of the same type. When modules are replaced, the front connector can maintain a connected status, for connection of new modules of the same type.

# SIMATIC S7-300

## Digital input/output module

## SM 321 Digital quantity input/output module

Overview



• Digital I/O module of SIMATIC S7-300
• For connecting switches and 2-wire BERO

Application

The digital input module converts the external signals from the process into internal S7-300 signal level.

Such modules are for connecting switches and 2-wire BERO

Technical Specification

| SM 321 6ES7 321- | 1BH02-0AA0<br>1BH82- | 1BH50-0AA0 | 1BL00-0AA0<br>1BL80- | 1CH80-<br>0AA0[3)] | 7BH00-0AB0<br>7BH80- | 1EH01-0AA0 | 1EL00-0AA0 | 1FF01-0AA0<br>1FF81-0AA0[1)] | 1FH00-0AA0 |
|---|---|---|---|---|---|---|---|---|---|
| Numbers of<br>Input points<br>Rated load<br>voltage L+/ L1<br>• Rated value<br>•<br>Permissibl<br>e range<br>• Rated value<br>• At "1" signal<br>• At "0" signal<br>• Frequency<br>Isolation (from<br>backplane bus)<br>• In<br>groups<br>of input<br>current<br>• At "1" signal<br>typical<br>Input delay<br>• Configurable<br>• At rated voltage<br>the input points<br>that can be<br>controlled<br>simultaneously<br>• Up to 40□C<br>• Up to 60□C<br>Connecting 2-<br>wire BERO<br>• Permissible<br>quiescent<br>current, max.<br>Cable length<br>• Unshielded<br>Shield<br>ed | 16<br>24V DC<br>20.4-28.8V<br>24V DC<br>13-30V<br>-30-+5V<br>— Photo<br>Coupler<br>16<br>9mA<br>—<br>1.2-4.8 ms<br>16<br>16<br>Yes<br>1.5mA<br>600m<br>1000m<br>—<br>—<br>25mA<br>25mA<br>3.5 W<br>500V DC<br>20 针<br>40 x 125 x120 | 16；Signal<br>source input<br>24V DC<br>20.4-28.8V<br>24V DC<br>13-30V<br>-5-+30V<br>— Photo<br>Coupler<br>16<br>7mA<br>—<br>1.2-4.8ms<br>16<br>16<br>Yes<br>1.5mA<br>600m<br>1000m<br>—<br>—<br>10mA<br>—<br>3.5 W<br>500V DC<br>20 针<br>40 x 125 x 120 | 32<br>24V DC<br>20.4-28.8V<br>24V DC<br>13-30V<br>-30-+5V<br>— Photo<br>Coupler<br>16<br>7mA<br>—<br>1.2-4.8ms<br>32<br>16<br>Yes<br>1.5mA<br>600m<br>1000m<br>—<br>—<br>15mA<br>—<br>6.5 W<br>500V DC<br>40 针<br>40 x 125 x 120 | 16<br>48-120V DC<br>20.4-28.8V<br>48-120V DC<br>13-140V<br>-30-+15V<br>— Photo<br>Coupler<br>8<br>2.6mA<br>—<br>1-3ms<br>16 (120V)<br>16 (60V)/10<br>(140V)<br>Yes<br>1mA<br>600m<br>1000m<br>—<br>—<br>40mA<br>—<br>4.3 W<br>1500V DC<br>20 针<br>40 x 125 x 120 | 16<br>24V DC<br>20.4-28.8V<br>24V DC<br>13-30V<br>-30-+5V<br>— Photo<br>Coupler<br>16<br>7mA<br>Yes<br>0.1/0.5/3/15/2<br>0 ms<br>16<br>16<br>Yes<br>1.5mA<br>600m<br>1000m<br>Process<br>Interrupt<br>Internal /<br>external faults<br>55mA<br>40mA<br>4 W<br>500V DC<br>20 针 | 16<br>—<br>—<br>120V AC<br>79-132V<br>0-20V<br>47-63Hz<br>Photo Coupler<br>4<br>6mA<br>—<br>25 ms<br>16<br>16<br>Yes<br>1mA<br>600m<br>1000m<br>—<br>—<br>16mA<br>—<br>4.1 W<br>1500V AC<br>20 针<br>40 x 125 x 120 | 32<br>—<br>—<br>120V AC<br>74-132V<br>0-20V<br>47-63Hz<br>Photo Coupler<br>8<br>21mA<br>—<br>25 ms<br>32<br>24<br>Yes<br>4mA<br>600m<br>1000m<br>—<br>—<br>16mA<br>—<br>4.0 W<br>1500V AC<br>40 针<br>40 x 125 x 120 | 8<br>—<br>—<br>120/230V AC<br>79-264V<br>0-40V<br>47-63Hz<br>Photo Coupler<br>2<br>6.5mA (120V)<br>11mA (230V)<br>—<br>25 ms<br>8<br>8<br>Yes<br>2mA<br>600m<br>1000m<br>—<br>—<br>29mA<br>—<br>4.9 W<br>1500V AC<br>20 针<br>40 x 125 x 120 | 16<br>—<br>—<br>120/230V AC<br>79-264V<br>0-40V<br>47-63Hz<br>Photo Coupler<br>4<br>8.0mA (120V)<br>16mA (230V)<br>—<br>25 ms<br>16<br>16<br>Yes<br>2mA<br>600m<br>1000m<br>—<br>—<br>29mA<br>—<br>4.9 W<br>1500V AC<br>20 针<br>40 x 125 x 120 |

1) Extended temperature range

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| Digital quantity input module SM 321 Including labelling strips, bus connectors | | Front connector (one) | |
| | | • 20 pin，Screw-type terminals | 6ES7 392-1AJ00-0AA0 |
| • 16 input，24V DC | 6ES7 321-1BH02-0AA0 | • 20 pin，spring terminals | 6ES7 392-1BJ00-0AA0 |
| • 16 input，24V DC, extended temperature range | 6ES7 321-1BH82-0AA0 | Front connector (one, Cont.) | |
| | 6ES7 321-1BH50-0AA0 | • 40 pin，Screw-type terminals | 6ES7 392-1AM00-0AA0 |
| | 6ES7 321-1BL00-0AA0 | • 40 pin，spring terminals | 6ES7 392-1BM01-0AA0 |
| • 16 input，24V DC, extended temperature range | 6ES7 321-1BL80-0AA0 | Labelling cover (10 units) | |
| | | • For application in signal module (excluding 32 channel modules Functional module and CPU 312 IFM，314 IFM | 6ES7 392-0XY00-0AA0 |
| • 32 input，24V DC | 6ES7 321-7BH00-0AB0 | | |
| • 32 input，24V DC, extended temperature range | 6ES7 321-7BH80-0AB0 | • For application in 32 channel signal module | 6ES7 392-0XY10-0AA0 |
| | 6ES7 321-1CH80-0AA0 | SIMATIC TOP connection | See Page 126 |
| • 16 input，24V DC, extended temperature range | 6ES7 321-1EH01-0AA0 | Bus connector, (1, spares) | 6ES7 390-0AA00-0AA0 |
| • 16 input，24V DC, extended temperature range | 6ES7 321-1EL01-0AA0 | bus connector, improved Such as 32channel，1.3 mm 2 / 16AWG | 6ES7 328-0AA00-7AA0 |
| Extended temperature range | 6ES7 321-1FF01-0AA0 | | |
| | 6ES7 321-1FF81-0AA0 | | |
| • 16 input，48-120V DC, extended temperature range | 6ES7 321-1FH00-0AA0 | Labelling strips (10，Spares) | 6ES7 392-2XX00-0AA0 |
| Extended temperature range | | • For application in signal module (excluding 32 channel modules Functional module and CPU 312 IFM，314 IFM | 6ES7 392-2XX10-0AA0 |
| • 16 input，120V AC | | | |
| • 32 input，120V AC | | | |



6ES7 321-1BH01-0AA0
6ES7 321-1BH81-0AA0



6ES7 321-1BL00-0AA0
6ES7 321-1BL80-0AA0



6ES7 321-1EH01-0AA0



6ES7 321-1FF01-0AA0
6ES7 321-1FF81-0AA0



6ES7 321-7BH00-0AB0
6ES7 321-7BH80-0AB0



6ES7 321-1BH50-0AA0



6ES7 321-1EL00-0AA0



6ES7 321-1CH80-0AA0

Figure 1-7 Figure of Terminal Connection for Digital quantity input/output module

## SM 322 Digital quantity input/output module

Overview



- Digital output module of SIMATIC S7-300
- For connection of solenoid valves, contactors, low-power motors, lamps and motor starters

Application

Digital output module coverts the internal signal level in S7-300 to external signal level required by the control process.

Such modules are used for connection of solenoid valves, contactors, low-power motors, lamps and motor starters

Technical Specification

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| SM322 | 6ES7 322- | 1BH01-0AA0<br>1BH81-0AA0 1) | 8BL00-0AA0 | 8BF00-0AB0 2) | 1CF80-0AA0 3) | 1BF01-0AA0 | 1FF01-0AA0<br>1FF81-0AA0 1) |

| | | | | | | |
|---|---|---|---|---|---|---|
| Number of Output points | 16 | 32 | 8 | 8 | 8 | 8 |
| Rated load voltage L+ / L1 | 24V DC | 24V DC | 24V DC | 48-120V DC | 24V DC | 120/230V AC |
| • Permissible | 20.4-28.8V | 20.4-28.8V | 20.4-28.8V | 40-140V | 20.4-28.8V | 93-132V/187Ω |
| range | | | | | | 264V AC |
| ou | L+-0.8V | L+-0.8V | L+-0.8V ~ 1.6V | L1, 1V | L+-0.8V | L1, 1.5V |
| tput voltage | Photo Coupler | Photo Coupler | Photo Coupler | Photo Coupler | Photo Coupler | Photo Coupler |
| • At "1" signal | 8 | 8 | 8 | 4 | 4 | 4 |
| Optical and electronic isolation | | | | | | |
| from backplane bus | | | | | | |
| • In groups | 0.5A | 0.5A | 0.5A | 1.5A (40□C) | 2A | 1A |
| of | 5mA | 5mA | 10mA | 10mA | 5mA | 10mA |
| Output | 0.5mA | 0.5mA | 0.5mA | 10mA | 0.5mA | 3mA |
| current | 4A | 4A | 2A | 4A | — | — |
| • At "1" signal | 3A | 3A | 2A | 4A | 4A | 2A |
| - Rated value at 60□C | 5 W | 5 W | 5 W | 15W(48V)/40W | 10 W | 50 W |
| - Minimum | | | | (120V) | | |
| current | | | | | | |
| • At signal " 0" Total | 100Hz | 100Hz | 100Hz | 20Hz | 100Hz | 10Hz |
| current of the outputs(per | 0.5Hz | 0.5Hz | 2Hz | 0.5Hz | 0.5Hz | 0.5Hz |
| group) | 100Hz | 100Hz | 100Hz | 10Hz | 100Hz | 1Hz |
| • Up to 40□C | — | — | — | — | — | — |
| • Up to 60□C (horizontal | — | — | — | — | — | — |
| mounting) | — | — | — | — | — | — |
| Lamp load, max | | | | | | |
| • Switching frequency, Max | — | — | — | — | — | — |
| • For resistive load, max | — | — | — | — | — | — |
| • For inductive loads, max | L+-48V | L+-48V | L+-45V | — | L+-48V | — |
| • Lamp load, max | Electronic | Electronic | Electronic | Electr | Electronic | Fuse (Spares |
| • Mechanical, max. | | | | onic | | available) |
| • For resistive load, max | | | | | | |
| • Inductive loads / Lamp loads | | | | | | |

## SM 322 Digital quantity input/output module(Cont.)

| SM 322 6ES7 322- | 1BH01-0AA0<br>1BH81-0AA0[1] | 8BL00-0AA0 | 8BF00-0AB0[2] | 1CF80-0AA0[3] | 1BF01-0AA0 | 1FF01-0AA0<br>1FF81-0AA0[1] |
|---|---|---|---|---|---|---|
| Cable length | | | | | | |
| • Unshielded | 600m | 600m | 600m | 600m | 600m | 600m |
| • Shielded | 1000m | 1000m | 1000m Yes Parametric：perform diagnosis interrupt by channels，short-circuit，open circuit without loadvoltage | 1000m | 1000m | 1000m |
| Interrupts | — | — | | — | — | — |
| Diagnosis | — | — | | — | — | Red LED indicates fuse is broken or has no L1/N |
| Current Consumption | | | 70mA | | | |
| • From Backplane bus | 80mA | 90mA | 90mA | 100mA | 40mA | |
| max | 120mA | 200mA | — | 40mA | 60mA | 100mA |
| • From L+/L1, Max | | | | | | 2mA |
| (No load) | — | — | | — | — | |
| Power voltage L+/ relay | | | 5 W | | | — |
| Current consumption | 4.9 W | 5 W | 500V DC | 6.5 W | 6.8 W | |
| Power losses, typically | 500V DC | 500V DC | 20 针 | 1500V DC | 500V DC | 8.6 W |
| Insulation tested at | 20 针 | 40 针 | 40 x 125 x 120 | 20 针 | 20 针 | 1500V DC |
| Required Front connector | 40 x 125 x 120 | 40 x 125 x 120 | 210g | 40 x 125 x 120 | 40 x 125 x 120 | 20 针 |
| Dimension (W x H x D), in mm | 190g | 210g | | 250g | 190g | 40 x 125 x 120 |
| Weight, approx. | | | | | | 275g |

Note:[1] Extended temperature range

Note: 2) When CPU is suspended, the module can maintain the last value or output an alternative value to the output terminal. Diagnosis by red LEDs.

Note:[3] Applicable for extended temperature range

| SM322 6ES7 322- | 1EH01-0AA0 | 1EL00-0AA0 | 1HF01-0AA0 | 1HF10-0AA0<br>1HF80-0AA0[1] | 1HF20-0AA0 | 1HH00-0AA0 | 1FH00-0AA0 |
|---|---|---|---|---|---|---|---|
| Number of Output points | 16 | 32 | 8 (relay) | 8 (relay) | 8 (relay) | 16 (relay) | 16 |
| Rated load voltage L+ / L1 | 120V AC | 120V AC | 230V AC (MAX) | 230V AC (MAX) | 230V AC (MAX) | 120V AC (MAX) | 120/230V AC |
| | | | 24V DC | 120V DC (MAX) | 120V DC (MAX) | 120V DC | |
| • | 93-132V | 93-132V | — | — | — | — | — |
| Permissible range | L1, 1.5V | L1, 1.5V | — Photo | — Photo | — Photo | — Photo | — Photo |
| o utput voltage | Photo Coupler | Photo Coupler | Coupler | Coupler | Coupler | Coupler | Coupler |
| | 8 | 8 | 2 | 1 | 1 | 8 | 8 |
| At Signal "1" | | | | | | | |
| Optical and electronic | 1A | 1A | — | — | — | — | 1A |
| isolation from backplane | 10mA | 10mA | — | — | — | — | — |
| bus | 1mA | 3mA | — | | — | — | 2mA |
| • In | | | — | Max 5A | | Max 8A | |
| groups of | — | — | — | — | 5A | — | 4A |
| Output | 2A | 3A | | | — | | 2A |
| current | | | — | — | — | — | |
| • At "1" signal | 25 W | 25 W | | | | | 50 W |
| Rated value at 60 | | | 2Hz | 2Hz | 2Hz | 1Hz | |
| °C | 10Hz | 10Hz | 0.5Hz | 0.5Hz | 0.5Hz | 0.5Hz | 10Hz |
| Minimum current | 0.5Hz | 0.5Hz | 2Hz | 2Hz | 2Hz | 1Hz | 0.5Hz |
| • At "0" signal | 1Hz | 1Hz | 10Hz | 10Hz | 10Hz | 10Hz | 1Hz |
| Total current of the | — | — | | | | | — |
| outputs(per group) | | | 2A (230V AC) | 8A (230V AC) | | 2A (120V AC) | |
| | — | — | | | 5A | | — |
| • Up to 40□C | | | 2A (24V DC) | 5A (24V DC) | — | 2A (24V DC) | |
| • Up to 60□C | — | — | 2A (230V AC) | 3A (230V AC) | 5A | 2A (120V AC) | — |
| (horiz. | | | 2A (24V DC) | 2A (24V DC) | — | 2A (24V DC) | |
| | — | — | | | | | — |
| mounting) | | | — | — | — | — | |
| Lamp load, max. | | | | | | | |

| SM 322 6ES7 322- | 1EH01-0AA0 | 1EL00-0AA0 | 1HF01-0AA0 | 1HF10-0AA0<br>1HF80-0AA0 1) | 1HF20-0AA0 | 1HH00-0AA0 | 1FH00-0AA0 |
|---|---|---|---|---|---|---|---|
| Service life of contacts toVDE 0660, Part 200<br>• 24V DC<br>• 120V AC<br>• 230V AC Open inducing voltage limits Short circuit protection<br>Cable length<br>• Unshielded<br>• Shielded<br>Interrupt<br>Diagnosis<br>Current Consumption<br>• From Backplane bus max<br>• From L+/L1 ( No load )<br>Power voltage L+/Relay | —<br>—<br>—<br>—<br>Fuse (Spares available)<br>600m<br>1000m<br>—<br>Red LED indicates fuse is broken or has no L1/N<br>184mA<br>3mA<br>—<br>9 W<br>1500V AC<br>20 针<br>40 x 125 x 120 | —<br>—<br>—<br>—<br>Fuse (Not replaceable)<br>600m<br>1000m<br>—<br>Red LED indicates fuse is broken<br>100mA<br>275mA<br>—<br>25 W<br>1500V AC<br>20 针<br>80 x 125 x 120 | 2A, 0.3 x $10^6$<br>2A, 0.2 x $10^6$<br>2A, 0.1 x $10^6$<br>—<br>—<br>600m<br>1000m<br>—<br>—<br>40mA<br>110mA<br>24V DC/110mA<br>2.2 W<br>1500V AC<br>20 针<br>40 x 125 x 120<br>190g | 2A, 0.3 x $10^6$<br>2A, 0.2 x $10^6$<br>2A, 0.1 x $10^6$<br>—<br>—<br>600m<br>1000m<br>—<br>—<br>40mA<br>125mA<br>—<br>4.2 W<br>2000V AC<br>40 针<br>40 x 125 x 120<br>320g | 5A, 0.1 x $10^6$<br>—<br>5A, 0.1 x $10^6$<br>—<br>—<br>600m<br>1000m<br>—<br>—<br>45mA<br>145mA<br>—<br>2.46 W<br>1500V AC<br>40 针<br>40 x 125 x 120<br>320g | 2A, 0.5 x $10^5$<br>2A, 0.7 x $10^6$<br>—<br>—<br>—<br>600m<br>1000m<br>—<br>—<br>100mA<br>250mA<br>—<br>4.5 W<br>1500V AC<br>20 针<br>40 x 125 x 120<br>250g | —<br>—<br>600m<br>1000m<br>—<br>Red LED indicates fuse is broken or has no L1/N<br>200mA<br>2mA<br>—<br>8.6 W<br>1500V AC<br>20 针<br>40 x 125 x 120<br>275g |

1) Extended temperature range

| Ordering data | Oder number |
|---|---|
| Digital Output Module SM322 | |
| Including labelling strips, bus connectors | |
| • 16 Output points , 24V DC , 0.5A | 6ES7 322-1BH01-0AA0 |
| • 16 Output points , 24V DC , 0.5A Extended temperature range | 6ES7 322-1BH81-0AA0 |
| • 32 Output points , 24V DC , 0.5A | 6ES7 322-1BL00-0AA0 |
| • 8 Output points , 24V DC , 0.5A siagnosis capability | 6ES7 322-8BF00-0AB0 |
| • 8 Output points , 48-120V DC , 1.5A | 6ES7 322-1CF80-0AA0 |
| Extended temperature range | |
| • 16 Output points , 120V AC , 0.5A | 6ES7 322-1EH01-0AA0 |
| • 32 Output points , 120V AC , 1A | 6ES7 322-1EL00-0AA0 |
| • 8 Output points , 24V DC , 2A | 6ES7 322-1BF01-0AA0 |
| • 8 Output points , 120/230V AC , 1A | 6ES7 322-1FF01-0AA0 |
| • 8 Output points , 120/230V AC , 1A Extended temperature range | 6ES7 322-1FF81-0AA0 |
| • 8 Output points , Relay contact point , 5A | 6ES7 322-1HF10-0AA0 |
| • 8 Output points , Relay contact point , 5A Extended temperature range | 6ES7 322-1HF80-0AA0 |
| • 8 Output points , Relay contact point , 5A Including over-voltage protecting circuits | 6ES7 322-1HF20-0AA0 |
| • 8 Output points , Relay contact point , | 6ES7 322-1HF01-0AA0 |
| • 16 Output points , Relay contact point , | 6ES7 322-1HH00-0AA0 |
| • 16 Output points , 120/230V AC , 1A | 6ES7 322-1FH00-0AA0 |
| Labelling strips (10) | |
| • For application in signal module (excluding 32 channel modules) | 6ES7 392-2XX00-0AA0 |
| | 6ES7 392-2XX10-0AA0 |

| Ordering data | Oder number |
|---|---|
| Front connector (one) | |
| • 20 pin , Screw-type terminals | 6ES7 392-1AJ00-0AA0 |
| • 20 pin , spring terminals | 6ES7 392-1BJ00-0AA0 |
| • 40 pin , Screw-type terminals | 6ES7 392-1AM00-0AA0 |
| • 40 pin , spring terminals | 6ES7 392-1BM01-0AA0 |
| Labelling strips (10 units , Spares parts) | |
| • For application in signal module (excluding 32 channel modules) | 6ES7 392-2XY00-0AA0 |
| Functional module and CPU 312 IFM | 6ES7 392-2XY10-0AA0 |
| • For 32 Channel signal | See Page 126 |
| module SIMATIC TOP | |
| Connection One Bus | 6ES7 390-0AA00-0AA0 |
| Connector (Spare) | 6ES7 973-1HD00-0AA0 |
| For fuses of SM 322 | |
| For SM 322-IFF and SM 322-IEH , | |
| 1 set (Spare) | |
| 10 fuses, 8A fast fusing | |
| 2 fuse bases | |

## SM 322 Digital quantity input/output module(Cont.)



6ES7 322-1BH01-0AA0
6ES7 322-1BH81-0AA0



6ES7 322-1BL00-0AA0



6ES7 322-1BF01-0AA0



6ES7 322-8BF00-0AB0
6ES7 322-8BF80-0AB0



6ES7 322-1EH01-0AA0



6ES7 322-1EL00-0AA0



6ES7 322-1FF01-0AA0
6ES7 322-1FF81-0AA0



6ES7 322-1HH00-0AA0



6ES7 322-1HF10-0AA0
6ES7 322-1HF80-0AA0



6ES7 322-1HF01-0AA0



6ES7 322-1CF80-0AA0

Figure 1-8 Figure of Terminal Connection for Digital quantity output module

Overview



- Digital I/O module of SIMATIC S7-300

  Output module

- For connection of switches, 2-wire BERO, solenoid valves, contactors, low-power motors, lamps and motor starters

Application

Digital I/O Module

- Converting the external digital electrical level into internal digital electrical level of S7-300
- And converting the internal signal electrical level of S7-300 into external electrical level required by the control process

Technical Specification

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| SM323 | 6ES7 323- | 1BH01-0AA0<br>1BH81-0AA0 1) | 1BL00-0AA0 | SM323 | 6ES7 323- | 1BH01-0AA0<br>1BH81-0AA0 1) | 1BL00-0AA0 |

Digital input/output module

SM 322 Digital quantity input/output module

| | | | | | |
|---|---|---|---|---|---|
| Digital input | 8 | 16 | Outputs (Cont.) | | |
| Rated load voltage L+ / L1 | | | Maximum output current | | |
| • Rated value | 24V DC | 24V DC | • At "1" signal | | |
| • Permissible range | 20.4-28.8V | 20.4-28.8V | Rated value at 60□C | 0.5A | 0.5A |
| Input voltage | | | Minimum current, min | 5mA | 5mA |
| • Rated value | 24V DC | 24V DC | • At "0" signal, max | 0.5mA | 0.5mA |
| • At "1" signal | 13-30V | 13-30V | Total current of the outputs (per | | |
| • At "0" signal | -30- +5V | -30-+5V | group) | 4A | 4A |
| • Frequency | — | — | • Up to 40□C | 4A | 3A |
| Optical and electronic isolation | Photo Coupler | Photo Coupler | • Up to 60□C (horizontal | 5 W | 5 W |
| from backplane bus | 8 | 16 | mounting) | 100Hz | 100Hz |
| • In groups of | 7mA | 7mA | Lamp load, max | 0.5Hz | 0.5Hz |
| Input current | | | Switching frequency of outputs | 100Hz | 100Hz |
| • At "1" signal, typical | — | — | • For resistive load, max | L+-48V | L+-48V |
| Input delay | 1.2-4.8ms | 1.2-4.8ms | • For inductive loads, max | Electronic | Electronic |
| • Adjustable | 8 | 16 | • Lamp load, max | — | — |
| • At rated input voltage, typical | 8 | 8 | Voltage induced on | — | — |
| No. of simultaneously | Yes | Yes | circuitinterruption limited to | | |
| controllableinputs | 2mA | 1.5mA | Short-circuit protection | | |
| • Up to 40□C | — | — | Interrupts | 600m | 600m |
| • Up to 60□C | — | — | Diagnosis | 1000m | 1000m |
| Connection of 2-wire BERO | 8 | 16 | General | | |
| • Permissible quiescent current, | 24V DC | 24V DC | Cable length | 40mA | 55mA |
| max. | 20.4-28.8V | 20.4-28.8V | • Unshielded | 20mA | 100mA |
| Interrupts | | | • Shielded | 4.5 W | 6.5 W |
| Diagnosis | L+-0.8V | L+-0.8V | Current Consumption | 500V DC | 600V DC |
| Outputs | Photo Coupler | Photo Coupler | • From Backplane bus | 40 x 125 x 120 | 40 x 125 x 120 |
| Rated load voltage L+ / L1 | 8 | 8 | max | 220g | 260g |
| • Permissible range | | | • From L+/L1 (without load) | 20 [illegible] | 40 [illegible] |
| Output voltage | | | Power losses, typically | | |

Note:1) Extended temperature range

| Ordering data | Oder number |
|---|---|
| SM323 Digital I / O Module Including labelling strips, bus connectors | |
| • 8 Input Points，8 output Points | 6ES7 323-1BH01-0AA0 |
| • 8 Input Points，8 output Points Extended temperature range | 6ES7 323-1BH81-0AA0 |
| • 16 Input Points，16 output Points | 6ES7 323-1BL00-0AA0 |
| Front connector (one) | |
| • 20 pin，Screw-type terminals | 6ES7 392-1AJ00-0AA0 |
| • 20 pin，spring terminals | 6ES7 392-1BJ00-0AA0 |
| • 40 pin，Screw-type terminals (For SM 323-IBL) | 6ES7 392-1AM00-0AA0 |
| • 40 pin，Screw-type terminals (For SM 323-IBL) | 6ES7 392-1BM01-0AA0 |
| Front door, improved e.g. for 32-channel modules;permits connection of 1.3 mm2/16AWG conductors to connect 1.3mm$^2$/16AWG cable | 6ES7 328-0AA00-7AA0 |
| Labelling strips 10 units | 6ES7 392-2XY00-0AA0 |
| • For signal modules (except 32-channel), function modulesand CPU 312 IFM | 6ES7 392-2XY10-0AA0 |

| Ordering data | Oder number |
|---|---|
| SIMATIC TOP Connection | See Page 126 |
| 1 Bus connector (Spare part) | 6ES7 390-0AA00-0AA0 |
| Labelling strips (10 units，Spares parts) | |
| • For signal modules (except 32-channel), function modulesand CPU 312 IFM | 6ES7 392-2XX00-0AA0 |
| • For 32-channel signal modules (SM 323 IBL) | 6ES7 392-2XX10-0AA0 |



## SM 322 Digital quantity input/output module

3 4

1M
3M

6ES7 323-1BH00-0AA0
6ES7 323-1BH80-0AA0

6ES7 323-1BL00-0AA0

Figure 1-9 Figure of Terminal Connection for Digital I/O Module

## Overview



- Analog I/O module for S7-300
- For relatively complicated tasks with analog process signals
- For connection of analog actuators and sensors without amplifiers

## Application

Analog I/O module includes Analog I/O module for S7-300. Through these modules, the analog sensors can be connected and the actuators to SIMATIC S7-300.

Analog I/O Module has the following advantages:

- Co-operation optimization
  The module can be freely combined to match any required I/O points. No necessity to add investment
- Powerful analog technology
  Different I/O range and high resolution allow a variety of analog sensors and actuators to be connected

## Structure

Analog I/O module has the following mechanical features:

Compact structure the solid plastic case includes:

- Red LED indicating group faults/errors
- Front connector protected by the front panel
- The front panel has a labelling zone

Easy assembly

The modules are installed on the DIN standard rails, and connected to the adjacent modules through bus connectors. Without any particular slot rules: the input address is deiced by the slot.

Easy wiring

The modules are connected by the plug-in front connector. When the connector is plugged for the first time, there is a coding component to couple such connectors, in such a way, the connector can only be plugged to the modules of the same type. When modules are replaced, the front connector can maintain a connected status, for connection of new modules of the same type.

# SIMATIC S7-300

Analog quantity input/output module

## Overview

Overview



- Analog I/O module of SIMATIC S7-300
- For the connection of voltage and current sensors, thermocouples, resistors and resistance thermometers

Application

The analog input module converts the analog in the extension process into internal digital signals for processing in the S7-300.

Voltage and current sensors, thermocouples, resistors and resistance thermometers can all be used as a sensor to be connected to the module.

Structure

The features also include :

- From 9 to 15 bit + sign bit and the resolution can be adjusted (for different conversion time)
- Measurement ranges
  Basic current / voltage measurement range are configured mechanically by range card;
  Fine tuning is configured by the STEP7 "Hardware configuration" in the programming device.
- Interrupt capacity
  This module transfers the diagnosis and limit exceeding interrupt back to the CPU on the PLC.
- Diagnosis
  This module transfers a large amount of diagnosis information to CPU.

Technical Specification

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| SM 331 | 6ES7 331- | 7KF01-0AB0 | 7KB01-0AB0<br>7KB81-0AB0[1)] | 7NF00-0AB0 | 7PF00-0AB0 | 7PF10-0AB0 | 7NF10-0AB0 |

| | | | | | | |
|---|---|---|---|---|---|---|
| Number of input points | 8 | 2 | 8 | 8 | 8 | 8 |
| • For resistance measurement | 4 | 1 | — | 8 | — | 8 |
| Rated load voltage L+ | 24V DC | 24V DC | — | 24V DC | 24V DC | 24V DC |
| • Polarity reversal protection | Yes | Yes | — | Yes | Yes | Yes |
| Input resistance/ input ranges<br>• Voltage | □80mV/10MΩ<br>□250mV/10MΩ<br>□500mV/10MΩ<br>□1V/10MΩ<br>□2.5V/100kΩ<br>□5V/100kΩ<br>1-5V/100kΩ<br>□10V/100kΩ | □80mV/10MΩ<br>□250mV/10MΩ<br>□500mV/10MΩ<br>□1V/10MΩ<br>□2.5V/100kΩ<br>□5V/100kΩ<br>1-5V/100kΩ<br>□10V/100kΩ | □5V/2MΩ<br>1-5V/2MΩ<br>□10V/2MΩ | — | — | □5V DC/10MΩ<br>1-5V DC/10MΩ<br>□10V DC/10MΩ |
| • Current | □10mA/25Ω<br>□3.2mA/25Ω<br>□20mA/25Ω<br>0-20mA/25Ω<br>4-20mA/25Ω | □10mA/25Ω<br>□3.2 mA/25Ω<br>□20mA/25Ω<br>0-20mA/25Ω<br>4-20mA/25Ω | □20mA/250Ω<br>0-20mA/250Ω<br>4-20mA/250Ω | — | — | 0-20mA/250Ω<br>4-20mA/250Ω<br>□20mA/250Ω |
| • Resistance | 150Ω/10MΩ<br>300Ω/10MΩ<br>600Ω/10MΩ | 150Ω/10MΩ<br>300Ω/10MΩ<br>600Ω/10MΩ | — | 0-150Ω<br>0-300Ω<br>0-600Ω | — | — |
| • Thermocouples | E, N, J, K type /10MΩ | E, N, J, K type /10M | — | — | B, E, J, K, L, N, R, S. T, U | — |
| • Resistance thermometer | Pt 100 standard /10MΩ<br>Ni 100 standard | Pt 100 standard /10M<br>Ni 100 standard | — | Pt 100, Pt 200, Pt 500, Pt 1000, Ni 100, Ni 120, Ni 1000 , Cu10 | — | — |
| Permissible input voltage | 20V | 20V | 50V | 50V | 50V | 35V |
| | | 40mA | 32mA | — | — | 40mA |

# SIMATIC S7-300

Analog quantity input/output module

## SM 331 Analog input module

Technical Specification

| SM331 6ES7 331- | 7KF01-0AB0 | 7KB01-0AB0/ 7KB81-0AB0[1] | 7NF00-0AB0 | 7PF00-0AB0 | 7PF10-0AB0 | 7NF10-0AB0 |
|---|---|---|---|---|---|---|
| Optical and electronic isolation to backplane bus<br>Feature linearization<br>• Thermocouple<br>• thermal resistance<br>Temperature compensation<br>• Internal compensation<br>• External compensation with compensating terminals<br>• External compensation with Pt 100<br>Conversion time / resolution(per channel)<br>• Integration time<br>• Resolution (S= sign bit) unipolar<br>bipolar<br>• Interference voltage suppression for interference frequency<br>Operational error limit (in entire temperaturerange, referred to input range), max.<br>Basic error (operational limits at 25°C, referred to input range), max.<br>Interrupts<br>• Limit value interrupt<br>• Diagnostics interrupt<br>Diagnosis<br>Cable length (shielded)<br>Energy consumption<br>• From Backplane bus max<br>• From L+ Max | Yes<br>N, E, J, K type<br>Pt 100 (Standard range)<br>Ni 100 (Standard range)<br>Parametric<br>Yes<br>Yes<br>—<br>2.5/16.6/20/100 ms<br>9 12 12 14 bit<br>9+S 12+S 12+S 14+S bit<br>400/60/50/10Hz<br>□1%<br>□0.6%<br>Configurable<br>configurable channel 0 and 2<br>Red indicator means general fault, the diagnosis information may read<br>200m (at 80mV 50m)<br>60mA<br>200mA<br>1.3 W<br>500V DC<br>20 针<br>40 x 125 x 120 | Ye s<br>N, E, J, K type<br>Pt 100 (Standard range)<br>Ni 100 (Standard range)<br>Parametric<br>Yes<br>Yes<br>—<br>2.5/16.6/20/100 ms<br>9 12 12 14 bit<br>9+S 12+S 12+S 14+S bit<br>400/60/50/10Hz<br>□1%<br>□0.6%<br>Configurable<br>configurable channel 0<br>Red indicator means general fault, the diagnosis information may read<br>200m (at 80mV 50m)<br>60mA<br>80mA<br>1.3 W | Ye s<br>—<br>—<br>—<br>—<br>—<br>—<br>2.5/16.6/20/ 100 ms<br>15 15 15 15 bit<br>15+S 15+S 15+S 15+S 位<br>400/60/50Hz<br>□0.1% (Voltage)<br>□0.3% (Current)<br>□0.05% (Voltage)<br>□0.05% (Current)<br>configurable channel 0 and 2<br>Channel configu rable<br>Red indicator means general fault, the diagnosis information may read<br>200m<br>130mA | Yes (4 groups , 2 channels per group)<br>—<br>Pt 100, Pt 200, Pt 500, Pt 1000, Ni 100, Ni 120, Ni 1000, Cu10 内部<br>—<br>—<br>—<br>50/ 100/ 800/ 1200 ms<br>15 bit for resistance<br>24 +S bit for thermal resistance<br>400/60/50Hz<br>□1%<br>□0.05%<br>Configurable each module can be configured<br>Red indicator means general fault, the diagnosis information may read<br>200m<br>100mA<br>200mA<br>1.3 W | Yes (4 groups , 2 channels per group)<br>B,E,J,K,L,N,R,S, T,U type<br>—<br>Parametric<br>Yes<br>Yes<br>Yes<br>50/100/800/ 1200 ms<br>—<br>24+S<br>15+S bit<br>400/60/50Hz<br>□1%<br>□0.05%<br>Configurable each module can be configured<br>Red indicator means general fault, the diagnosis information may read<br>200m<br>100mA | Ye s<br>—<br>—<br>—<br>—<br>—<br>—<br>95/83/72/23ms<br>—<br>15+S<br>15+S bit<br>400/60/50Hz<br>□0.1% (Voltage)<br>□0.1% (Current)<br>□0.05% (Voltage)<br>□0.05% (Current)<br>Configurable each module can be configured<br>Red indicato means genera fault, the diagnosi information may read<br>200m |

Note:[1] Extended temperature range

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| SM 331 analog input module Including labelling strips, bus connectors, measurement range card; | | Shielded connecting components 80 mm in width, in two rows, each row is used for 4 shielded connecting terminals | 6ES7 390-5AA00-0AA0 |
| • 8 Inputs | 6ES7 331-7KF01-0AB0 | 4 shielded connecting terminals | 6ES7 390-5AB00-0AA0 |
| • 2 Inputs | 6ES7 331-7KB01-0AB0 | Terminal components (2 Units) | |
| • 2 Inputs Extended temperature range | 6ES7 331-7KB81-0AB0 | • For 2 cables of 2-6 mm in diameter | 6ES7 390-5BA00-0AA0 |
| • 8 Inputs，Enforced resolution | 6ES7 331-7NF00-0AB0 | • For 1 cable of 3-8 mm in diameter | 6ES7 390-5CA00-0AA0 |
| • 8 Inputs, resistance , thermal resistamce | 6ES7 331-7PF00-0AB0 | • For 1 cable of 4-13 mm in diameter | 6ES7 392-2XY00-0AA0 |
| • 8 Input thermocouple | 6ES7 331-7PF10-0AB0 | Labelling cover (10 units) | |
| • 8 Inputs 16 bit | 6ES7 331-7NF10-0AB0 | • For application in signal module (excluding 32 channel) | 6ES7 392-2XX00-0AA0 |
| Measurement range card of analog input | 6ES7 974-0AA00-0AB0 | Functional module and CPU 312 IPM | |
| 1 module 2 analog input 2 cards(Spare parts) | | labelling strips (10 units, spare parts) For signal module (except 32 channel), function module and CPU 312 IPM | |
| Front connector (1 unit) | | | |
| • 20 pin，Screw-type terminals | 6ES7 392-1AJ00-0AA0 | | |
| • 20 pin，spring terminals | 6ES7 392-1BJ00-0AA0 | | |
| • 40 pin，Screw-type terminals | 6ES7 392-1AM00-0AA0 | | |
| • 40 pin，spring terminals | 6ES7 392-1BM01-0AA0 | | |
| | 6ES7 328-0AA00-7AA0 | | |
| front door, improved e.g. for 32-channel modules;permits connection of 1.3 mm2/16AWG conductors | 6ES7 390-0AA00-0AA0 | | |



6ES7 331-7KF01-0AB0 6ES7 331-7KB01-0AB0 6ES7 331-7KB81-0AB0 6ES7 331-1BL00-0AA0 6ES7 331-7PF00-0AB0

Figure 1-10 Terminal connection of SM 331 Analog input module

# SIMATIC S7-300

Analog quantity input/output module

## SM 332 Analog output module

Overview



- Analog Output of SIMATIC S7-300
- For connection of analog quantity regulator , and actuating structures

Application

Analog Output module converts the digital signals of S7-300 into analog signals required by control process

Structure

Features

- Resolution from 12 bit to 15 bit
- Variable voltage and current range
  The parametric software can be used to set an independent range for each channel

- Interrupt capacity
  When an error occurs, the module will transfer the diagnosis and limit inteerupt value back to CPU in the PLC.

- Diagnosis
  This module transfers a large amount of diagnosis information to CPU.

Technical Specification

| SM 332 6ES7 332- | 5HD01-0AB0 | 5HB01-0AB0<br>5HB81-0AB0 1) | 7ND00-0AB0 |
|---|---|---|---|
| Number of Output points | 4 | 2 | 4 |
| Rated load voltage | 24V DC | 24V DC | 24V DC |
| Output ranges | 0 to 10V; □10V; 1 to 5V | 0 to 10V; □10V; 1 to 5V | 0 to 10V; □10V; 1 to 5V |
| • Voltage Output | 4 to 20mA; □20mA | 4 to 20mA; □20mA | 4 to 20mA; □20mA |
| • Current output | 0 to 20mA | 0 to 20mA | 0 to 20mA |
| Load resistance | | | |
| • Voltage Output, max | 1KΩ | 1KΩ | 1KΩ |
| • Current Output, max | 0.5KΩ | 0.5KΩ | 0.5KΩ |
| • Capacity Output, max | 1□F | 1□F | 1□F |
| • Inductive Output, max | 1mH | 1mH | 1mH |
| Voltage Output | Yes | Yes | Yes |
| • Short-circuit protection, max | 25mA | 25mA | 40mA |
| • Current at short circuit, Max | | | |
| Current output | 18V | 18V | 18V |
| Open voltage, max | Yes | Yes | Yes |
| Optical and electronic isolation from | 11 bit + sign bit | 11 bit + sign bit | 15 bit + sign bit |
| backplane bus | (At □10V; □20mA, | (At □10V; □20mA, | |
| Resolution | 4 to 20mA; □5V; 1 to 5V) | 4 to 20mA; □5V; 1 to 5V) | |
| | 12 bit | 12 bit | |
| | (at 0 to 10V; □20mA; 0 to 20mA) | (at 0 to 10V; □20mA; 0 to 20mA) | |
| | 0.8 ms | 0.8 ms | 1.5 ms |
| Conversion time per channel max | 0.1 ms | 0.1 ms | 0.2 ms |
| Establishment time | 3.3 ms | 3.3 ms | 0.5 ms |
| • For resistive load | 0.5 ms | 0.5 ms | 0.5 ms |
| • For capacitive loads | Configurable | Configurable | Configurable |
| • For capacitive loads | | | |
| Alternative value | | | |

Technical Specification

| SM332 6ES7 332- | 5HD01-0AB0 | 5HB01-0AB0<br>5HB81-0AB0[1] | 7ND00-0AB0 |
|---|---|---|---|
| Operating error limit<br>(0 to 60°C, referred to the output range) | | | |
| • Voltage | □0.5% | □0.5% | □0.12% |
| • Current | □0.6% | □0.6% | □0.18% |
| Basic error threshold<br>(operating error threshold at25 °C, with reference to outputrange) | | | |
| • Voltage | □0.2% | □0.2% | +0.01% |
| • Current | □0.3% | □0.3% | +0.01% |
| Interrupts<br>• Diagnostics interrupt<br>Diagnosis | Red indicator means general fault, the diagnosis information may read | Red indicator means general fault, the diagnosis information may read | Red indicator means general fault, the diagnosis information may read |
| Cable length (shielded), max | 200m | 200m | 200m |
| Energy consumption<br>• From Backplane bus max | 60mA | 60mA | 60mA |
| • From L+, max. | 240mA | 240mA | 240mA |
| Power loss typ. | 3 W | 3 W | 3 W |
| Electronic isolation,<br>Isolation tested at | 500VDC | 500VDC | 500VDC |
| Dimension (W X H X D) in mm | 40 x 125 x 120 | 40 x 125 x 120 | 40 x 125 x 120 |
| Weight, approx. | 220g | 220g | 220g |
| | 20 针 | 20 针 | 20 针 |

Note:[1] Extended temperature range

| Ordering data | Oder number |
|---|---|
| SM 332 Analog output module<br>Including labelling strips, bus connectors | |
| • With 4 output Points | 6ES7 332-5HD01-0AB0 |
| • With 4 output Points, 15 bit | 6ES7 332-7ND00-0AB0 |
| • With 2 output Points | 6ES7 331-5HB01-0AB0 |
| • 2 Inputs Extended temperature range | 6ES7 331-5HB81-0AB0 |
| 1 Bus connector (Spare part) | 6ES7 390-0AA00-0AA0 |
| Front connector (1 unit) | |
| • 20 pin，Screw-type terminals | 6ES7 392-1AJ00-0AA0 |
| • 20 pin，spring terminals | 6ES7 392-1BJ00-0AA0 |
| front door, improved<br>e.g. for 32-channel modules;permits connection of 1.3 mm2/16AWG conductors | 6ES7 328-0AA00-7AA0 |
| to connect 1.3mm$^2$/16AWG cable | 6ES7 390-5AA00-0AA0 |

| Ordering data | Oder number |
|---|---|
| Terminal components (2 Units) | |
| • For 2 cables of 2-6 mm in diameter | 6ES7 390-5AB00-0AA0 |
| • For 1 cable of 3-8 mm in diameter | 6ES7 390-5BA00-0AA0 |
| • For 1 cable of 4-13 mm in diameter | 6ES7 390-5CA00-0AA0 |
| Labelling cover (10 units)<br>• For application in signal module (excluding 32 channel)<br>Functional module and CPU 312 IPM | 6ES7 392-2XY00-0AA0 |
| labelling strips (10 units, spare parts)<br>For signal module (except 32 channel), function module and CPU 312 IPM | 6ES7 392-2XX00-0AA0 |



1 L+
3
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10
0
1
1
12
13
14
15
1 L+
3
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1 L+
1
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1
7
18

## SM 332 Analog output module



4
5
6
7
8
9
10

11
12
13
14
15
16
17
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20 M

20 M

20 M

6ES7 332-5HD01-0AB0

6ES7 332-5HB01-0AB0
6ES7 332-5HB81-0AB0

6ES7 332-7ND00-0AB0

Figure 1-11 Figure of Terminal Connection for SM 332 Analog output module

Overview



- Analog Output of SIMATIC S7-300
- For connection of analog quantity sensors and regulator , and actuating structures

Application module ：

Analog quantity input/output

- Analog Output module converts the digital signals of S7-300 into analog signals required in the control process
- Analog Output module converts the analog signals in the control process into digital signals required by S7-300

Function

The Analog quantity input/output module has :

- 4 Inputs 2 outputs

- Input resolution:
  8 bit (6ES7 334-0CE01-0AA0)
  12 bit (6ES7 334-0KE00-0AB0)

- 8 bit output resolution
- Measurement range from 0 to 10V or from 0 to 20mA, which is decided by the module connecting cable

~~Technical~~ Specification

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| SM 334 | 6ES7 334- | 0CE01-0AA0 | 0KE00-0AB0<br>0KE80-0AB0 1) | SM 334 | 6ES7 334- | 0CE01-0AA0 | 0KE00-0AB0<br>0KE80-0AB0 1) |

# SIMATIC S7-300

## Analog quantity input/output module

### SM 334 Analog input/output module

| | | |
|---|---|---|
| Digital input | 4 | 4 |
| | 4 | 2 |
| • For voltage | — | 4 |
| measurement | 24V DC | 24V DC |
| • For resistance | 0-10V/100KΩ | 0-10V/100KΩ |
| measurement | 0-20mA/50Ω | 10KΩ |
| Rated load voltage | | Pt100 |
| L+ | 20V | — |
| Input resistance/ input | 20mA | — |
| ranges | | |
| | — | — |
| | Yes | — |
| Maximum permitted input voltage | | |
| | — | Yes |
| Maximum permitted input current | | Yes |
| | — | Yes |
| Connecting signal sensor | | Yes |
| | — | Yes |
| • Current | No | |
| Measurement | — | 85 ms |
| 2-wire | 8 bit | 12 bit |
| transducer | | |
| 4-wire | | |
| transducer | □0.9% | □0.7% |
| • Independent | □0.8% | — |
| measurement | — | □3.5% |
| 2-wire | — | □1.0% |
| connection | | |
| 3-wire | | |
| connection | □0.7% | □0.5% |
| 4-wire | □0.6% | — |
| connection | — | □2.8% |
| Electrical isolation | — | □0.8% |
| from backplane | | |
| Conversion time / Channel | | |
| resolution | | |

| | | |
|---|---|---|
| Interrupts | — | — |
| • Limit value interrupt | — | — |
| • Diagnostics interrupt | | |
| Diagnosis | 2 | 2 |
| Outputs | | |
| Output ranges | 0-10V | 0-10V |
| • Voltage Output | 0-20mA | — |
| • Current output | | |
| Load resistance | 5KΩ | 2.5KΩ |
| • Voltage Output, mix | 0.3KΩ | — |
| • Current Output, max | 1□F | 1□F |
| • Resistive load, max | 1mH | — |
| • For inductive loads, max | | |
| Voltage Output | Yes | Yes |
| | 11mA | 10mA |
| • Short-circuit protection | | |
| • Current at short circuit, | 15V | — |
| | | Yes |
| Max | No | |
| | | 12 bit |
| Current output | 8 bit | |
| Open voltage, max | | |
| | | 85 ms |
| Optical and electronic | 5 ms | |
| isolation from backplane bus | | |
| | | 0.8 ms |
| Resolution | 0.3 ms | 0.8 ms |
| | 3 ms | |
| Cycle time | | |
| | 0.3 ms | — |
| (All channels / AI +AO) | | |
| | — | — |
| Time configuration | | |
| • For resistive load, max | | |
| • Resistive load, max | | □1.0% |
| | □0.6% | |
| • For inductive loads, max | | — |
| | □1.0% | |
| Alternative value | | |
| Operating limit | | |
| (0 to 60□C , indicating output | | |
| range) | | |
| • Voltage | | |

| SM 334 | 6ES7 334- | 0CE01-0AA0 | 0KE00-0AB0 0KE80-0AB0[1] |
|---|---|---|---|
| Outputs (Cont.) | | | |
| Basic error (operational error at 25 °C, referred to outputrange) | | □0.4% | □0.85% |
| | | □0.8% | — |
| • Voltage | | — | — |
| • Current | | — | — |
| Interrupts | | | |
| • Diagnostics interrupt | | | |

| SM 334 | 6ES7 334- | 0CE01-0AA0 | 0KE00-0AB0 0KE80-0AB0[1] |
|---|---|---|---|
| General | | | |
| Cable length (shielded), max | | 200m | 100m |
| Power consumption | | | |
| • From S7-300 backplane bus, max | | 55mA | 60mA |
| • From L+, max. | | 110mA | 80mA |
| Power losses, typically | | 2.6 W | 2 W |
| Dimension (W X H X D) in mm | | 40 x 125 x 120 | 40 x 125 x 120 |
| Required Front connector | | 20 针 | 20 针 |
| Weight | | 285g | 200g |

Note:[1] Extended temperature range

| Ordering data | Oder number |
|---|---|
| SM 334 Analog input/output module Including labelling strips, bus connectors | |
| • with 4 Inputs and 2 outputs | 6ES7 334-0CE01-0AA0 |
| • with 4 Inputs and 2 outputs; resistance measurement,Pt100 | 6ES7 334-0KE00-0AB0 |
| • with 4 Inputs and 2 outputs resistance measurement,Pt100, extended temperature range | 6ES7 334-0KE80-0AB0 |
| 1 Bus connector (Spare part) | 6ES7 390-0AA00-0AA0 |
| Front connector (1 unit) | |
| • 20 pin，Screw-type terminals | 6ES7 392-1AJ00-0AA0 |
| • 20 pin，spring terminals | 6ES7 392-1BJ00-0AA0 |
| front door, improved e.g. for 32-channel modules;permits connection of 1.3 mm2/16AWG conductors to connect 1.3mm²/1.6AWG cable | 6ES7 328-0AA00-7AA0 |
| Shielded connecting components | 6ES7 390-5AA00-0AA0 |

| Ordering data | Oder number |
|---|---|
| Terminal components (2 Units) | |
| • For 2 cable of 2-6 mm in diameter | 6ES7 390-5AB00-0AA0 |
| • For 1 cable of 3- 8 mm in diameter | 6ES7 390-5BA00-0AA0 |
| • For 1 cable of 4- 13mm in diameter | 6ES7 390-5CA00-0AA0 |
| Labelling cover (10 units) | 6ES7 392-2XY00-0AA0 |
| • For application in signal module (excepting 32 channel modules) Functional module and CPU 312 IPM | |
| labelling strips (10 units, spare parts) For signal module (except 32 channel), function module and CPU 312 IFM | 6ES7 392-2XX00-0AA0 |



1 L+
2 V
3
4 A
5 V
6
7 A
8 V
9
10 A
M
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17 V
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1 L+ 24 V
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11 17 V
12 18
13 19 V
14 V 20
15 M
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6ES7 334-0CE01-0AA0 6ES7 334-0KE00-0AB0

Figure 1-12 Figure of terminal connection Terminal connection of SM 334 Analog input /output module

Overview



SM 335 fast input / output module can provide :

- 4 fast analog input (maximum conversion time of 4 channels is 1 ms)
- 4 fast analog output (maximum conversion time for each channel is 0.8 ms)
- Coder power supply: 10V/25mA
- One counter input (24V/500Hz)

SM 355 has 2 special working modes

- Measurement only: In the "measurement only" mode, the analog inputs are measured continually without updating the analog outputs. Suitable for very fast measurement of analog values (< 0.5 ms)
- Comparator: In this mode the SM 335 compares a setpoint value with an analog value measured at the analog input. Suitable for very fast comparisonof an analog value.

Application

SM 335 Fast analog I/O module: Module

- It converts the analog signals from control process to digital values for S7-300
- It converts the digital signals of S7-300 into analog signals required in the control process

In addition, this module can provide you with coders - such as 10V /25 mA, and counter input.

Design

the following mechanical features:

SM 335 Fast analog I/O module has

Compact design: Solid plastic housing include front connector, and the front panel and the labelling zone on it.

Easy for instllation: The modules are installed on the standard rails, and connected to the adjacent modules through bus connectors.

- User friendly connecting wires: This template is realized by the front connecting wires. When the wire is plugged for the first time, the coding lock is reset and this will ensure that the template can only be connected to connector of the same model. In case of replacement of templates, the front connector can maintain a connected status, for connection of new modules of the same type.

- 24V power interference suppression filter

  The interference suppression filter can shield high frequency interference. The filter is connected to 24V power, and can protect 4 SM 335 modules. The filter must be ordered independently.

# SIMATIC S7-300

Analog quantity input/output module

SM 335 Analog input/output module

~~Technical Specification~~

| | | | |
|---|---|---|---|
| Module-specific data | | SM 335 coder selection data (Cont.) | |
| Number of input | | connecting signal coder | |
| Number of outputs | 4 | • For voltage measurement | |
| Cable length, shielded | 4 | • For Current Measurement | Yes  No |
| With wire-break monitoring | 200 m | - 2-wire sensors | Yes |
| in range0 V to 10 V | 30 m | - 4-wire sensors | No |
| Electrical isolation | | • For resistance measurement | 10V/25mA |
| Permissible potential difference | 24V DC | Provide sensors with power (protection | 10V |
| • Between inputs (UCM) | Yes | from short circuit) | Max 25mA |
| • Between input (M terminal) | Yes | Provide output data for coder | Yes |
| andcentral grounding point | 3V | Rated voltage | |
| • Isolation | 75V DC | Output current | 0.2% |
| Current Consumption | | Short-circuit protection | 0.002%/K |
| • From S7-300 backplane bus | Tested at 500 V DC, | | 0.1% |
| • From L+ | | Operational limits (over entire temperaturerange, referred to input range) | |
| Power consumption | max 75 mA | | |
| Status, interrupt, diagnosis | Max 150mA | Temperature fault | 11 bit + sign bit |
| Interrupts | Max, 3.6 W | Basic faults of rated voltage | 12 bit |
| • Limit value interrupt | | Output | 800□s |
| • Cycle end interrupt | | Resolution (including process quantity) | < 0.1ms |
| • Diagnostics interrupt | No Yes , | • □10V | < 3.3ms |
| Diagnosis Function | parameter Yes , parameter | • 0 to 10V | < 0.5ms |
| • Fault display for grouped fault | | Conversion time per channel | 40 dB |
| • Diagnostic information can beread out | Yes , Red LED | Establishment time | Yes |
| calculation of input channel | Yes | • For resistance load | 0.5% |
| Measurement principle | | • For capacitive load | |
| Conversion time per channel | successive approximation | • For inductance load | 0.2% |
| • Basic conversion time for 4 channels, max. | 200□s | Interference of Out put channel | □0.05% |
| | Max 1 ms | Alternative value may be used | □0.05% |
| Resolution | 13 bit + sign bit | Operational limits (over entire | □10V and 0 to 10V (Switchable) |
| • unipolar | 14 bit | temperaturerange, referred to input | min 3KΩ |
| • bipolar | | range) | 1□F |
| Analog input | | • For voltage measurement | 1mH |
| Interference between inputs | 65 dB | Basic error limit (operational limits at | |
| At 50Hz | 65 dB | 25 °C, referred to input range) | Yes |
| At 60Hz | □0.15% (14 bit resolution) | linear error (referred to input range) | 8mA |
| Operational limits (over entire | 0.25% | Output ripple (referred to outputrange) | Yes  No |
| temperaturerange, referred to input | □0.13% (14 bit resolution) | Actuator selection data | 40125120 |
| range) | □0.1% (14 bit resolution) | Input ranges (rated values) | Apprxi. 300g |
| • For voltage measurement | □0.015% | Load resistance | |
| Basic error limit (operational limits at | □0.05% | • Voltage Output | |
| 25 °C, referred to input range) | | • Capacitive load | |
| Temperature error (referred to input range) | □1V, □10V, □2.5V, 0~2V; 0~10V: 10MΩ | • Inductance load | |
| | | Voltage Output | |
| linear error (referred to input range) | □10mA; 0~20mA; | • Short-circuit protection | |
| Linearity error (referred to input range) | 4~20mA: 100Ω | • Short-circuit proof | |
| Encoder selection data | □30V/25mA | Connection of the actuators for | |
| Input range (rated values)/input | | voltageoutput | |
| resistance | | • As 2-wire connection | |
| • Voltage | | • As 4-wire connection (Measured current) | |
| • Current | | Dimensions (W × H × D) in mm | |

| Ordering data | Oder number | | Oder number |
|---|---|---|---|
| SM 355 Analog quantity input/output module<br>4 inputs, 4 outputs, 1 pulse input and encoder supply | 6ES7 335-7HG01-0AB0<br><br>6ES7 335-7HG00-6AA0 | Shielded connecting components<br>80 mm wide, with 2 rows for4 terminal elements each | 6ES7 390-5AA00-0AA0 |
| Interference suppressor filter for SM 335 | 6ES7 392-1AJ00-0AA0<br>6ES7 392-1BJ00-0AA0 | Terminal components<br>2 units | 6ES7 390-5AB00-0AA0<br>6ES7 390-5BA00-0AA0<br>6ES7 390-5CA00-0AA0 |



6ES7 335-7HG01-0AB0

Figure 1-13 Figure of terminal connection Terminal connection of SM 335 Analog input /output module

Overview

- Ex Input / Output modules/
- the nature of connecting Ex zone - safety digital devices

Application

Digital I/O modules for applicationswithin potentially explosivechemical plants

It can be used in instruments and control applications.

Their main tasks including their external nature - safety loop and the nature of PLC - safety internal structures.

Application fields

- Chemical / petrochemical industry
- gas industry
- offshore operation
- Transportation (such as tanker and fuel tank car)
- Automobile industry (such as painting workshop)
- Power generation, distribution, etc.
- Power station
- Special mechanical engineering (such as printing machines , industrial cleaning machine)

EX digital and analog I/O module belongs to a "Origin - safety" related electronic devices (definition [EExib] 11c in compliance with DIN En50020) They include Nature - safety loop and nature - safety loop

Unless another type of protection is added

(Such as supercharge protection), these modules are not applied where this is risks of explosion.



Standard connector with 393 cable compartment
S7-300 M7-300
Jumpering panel
Separation non-intrinsically-safey intrinsically-sate, incl. power supply
S7-300 M7-300
Main cable
Process
Zone 1 or 2

Figure 1-14 Comparison of conventional technology and new technology with centralized structure

Nature - the advantages of safety protection are as follows:

- It can be easily replaced during the operating process

Nature - safety devices

It can measure and calibrate the system to be measured even in the process of operation.

- It can operate even when the system is on

Nature - safety loop

- It does not require expensive housing (such as supercharge protection)

- The equipments from different manufacturer can be connected to each other

Nature - safety loop

These modules are located in the zones1 and 2 with risks of explosion, nature - safety, there have been mature experiences for sensors and actuators.

These modules can be used in:

- S7-300 Programmable controller
- ET 200M distributed I/O device , it can work as a distributed I/O of all SIMATIC S5/S7/505 PLCs and standard slave of PROFIBUS - DP.

## Overview (Cont.)

**Structure / Performance**

- Ex module has the same system technology as other S7-300 modules, thus they can be used under the same structure
- Electric isolation on modules
- The module is coded to prevent false applications
- Sensors and actuators are power by the module
- It does not require external isolation, amplifier or interim power units and can connect the I/O point on the module
- Can be re-connected according to the software
- The module has capacity of diagnosis
- Reduction of design, installation and document expenses
- Small space in the power distribution room
- When used on ET 200M, it can be connected to all SIMATIC PLCs and can work as a standard slave in connection to all PROFIBUS-DP networks.

**System structure**

The nature of the module -Safety and non- nature-safety loop is isolated from electricity.

Sensors and actuators are powered by the module.

The sensors and actuator components can be connected to EX I/O module.

Other modules can be used in the same structure as Ex modules When it is connected to Ex module, it shall be noted that it should ensure a LK 393 connecting case is used. When nature - safety and related devices are connected, they must satisfy the following requirements:

| Related devices (S7-300 Ex module) | | Site devices + cable |
|---|---|---|
| U0 | < | Umax |
| I | < | Imax |
| P | ≤ | Pmax |
| Ca | ≥ | Ci+Ccable |
| La | ≥ | Li+Lcable |

| Descrip | | | |
|---|---|---|---|
| U0: | Non-load voltage | Umax: | Maximum |
| $I_K$: | Short-circuit current | Imax: | Maximum |
| P: | Power | Pmax: | Maximum |
| Ca: | Maximum external | Ci: | Internal |
| La: | Maximum external | Ccable: | Capacitor |
| | | Li: | Internal |
| | | Lcable: | Inductance |

**Certifications PTB authentication**

SIMATIC S7 Ex module has [EExib] IIC certification。 This means that they have the status of related devices, therefore, they must be installed outside a zone where there is a risk of explosion. A device which is safe can be connected to zone 1 and zone 2.

This authentication is applicable for all explosive gas ranging from 11A to 11C. See the qualification section for information on the safety limits regarding safety.

**FM certification**

In compliance with FM certificatin FM CL.1, DIV2, GP. A, B, C, D, T4A。

## EX Digital quantity

Refer to S7-300 M7-300, Et 200M safety nature I/O section in the manual.

I/O module

the theme of this manual is protective measures against explosion.

It covers extensive knowledge on explosion. involving the following aspects:

- Related standards and rule
- junior and medium level explosion protection measures
- Protection specification

This manual provides all information require in the application of Ex I/O.

It discussed the following topics:

- Ex System structure
- Installation in Ex zones
- Possible application of S7-300 Ex I/O: Centralized (S7-300 or M7-300) and distributed (ET 200M and SIMATIC are connected to each other as standard slaves)
- Design and structural data

Overview



- Input / output Module are used in dangerous chemical plants with explosion risks.
- For connecting sensors and actuators from Zones 1 and 2 in hazardous area installations

- Associated electrical equipment[EEx ib] IIC in accordancewith DIN 50020
- For installation of non-intrinsically safe circuits of the automation system and the intrinsically-safe circuits from the process

Application

Ex Digital input module converts the external electric level that is safe by nature into internal signal level that can be used by the PLC.

Ex digital Output module can convert the internal binary electric level into external binary signals for Ex.

The following equipments which are afety by nature can be connected:

| Ex Module | Number of | safety equipments that can be |
|---|---|---|
| Digital input | 4 | Starter in compliance with DIN 19 234 (NAMUR , See sample NS K) |
| Digital input | 4 | solenoid valve, indicating |

Structure

Ex Digital Input / Output module has the following mechanical features:

Mechanical Features;

Compact

Ex digital input module has a solid plastic housing, which includes:

- Green LED indicating lights for each loop 1 (Contact coupling or NAMUR coder in compliance with DIN 19 234, current I > 2.1 mA)
- The red LED for each loop indicates open circuit or short circuit
- Front connector sockets and cable cabinet on front door and rear door
- Labelling zone on the front door

The solid plastic housing of Ex Digital Output module contains:

- Green LED indicating lights for each loop 1 (Internal status is free from influences of terminas in short connection)
- The red LED for each loop indicates short circuit
- Front connector sockets and cable cabinet on front door and rear door
- Labelling zone on the front door

Easy assembly

The modules are installed on the DIN standard rails, and connected to the adjacent modules through bus connectors.

There are no prescribed slot rules and the slot address is determined by the slot.

Easy wiring

The modules are connected by the plug-in front connector. When the connector is plugged for the first time, there is a coding component to couple such connectors, in such a way, the connector can only be plugged to the modules of the same type. The front connector is located in a special cable housing. When modules are replaced, the front connector can maintain a connected status, for connection of new modules of the same type.

Technical Specification

| Ex Digital input module 6ES7 321- | 7RD00-0AB0 |
|---|---|
| Number of input points | 4 (NAMUR) |
| Isolation | Yes |
| • In groups of | 1 |
| Load voltage | 24V DC |
| Input voltage | 8.2V DC (internal power supply) |
| • Rated value | |
| Input current | 2.1-7mA |
| • At "1" signal, min | 0.35-1.2mA |
| • At "0" signal, max | 8.5mA |
| • short circuit, min | 0.1mA |
| • Open, max | |
| Delay time | 0.1/0.5/3/15/20ms , adjustable , plus |
| • From 0 to 1 typical | 0.25ms adjustment time |
| Output frequency, max | 2KHz |
| Connecting type of signal sensors | 2-wire connection |
| Cable length (unshielded), max | 200m |
| Sensor voltage supply | via input |
| "Short" fault display | Red LED (group fault display) |
| Protection type | Red LED per channel |
| FTB number | [EEx ib] llC |
| FM | Ex-96.D.2094X |
| Input loop maximum value | CL.2, DIV2, GP A, B, C, D, T4 (per loop) |
| • $U_0$ | 10.0V |
| • $I_K$ | 14.1mA |
| P. | 33.7mW |
| • Permissible ext. inductance La, max. | 100mH |
| | 3□F |
| • Permissible ext. capacitance Ca, max. | 60□C |
| Ambient temperature, max | 80mA |
| Current Consumption | 50mA |
| • Internal (backplane bus), max. | 1.1 W |
| • External (load voltage), max. | 20 针 |
| Power losses | 230g |
| Required Front connector | |
| Weight, approx. | |

| Ex Digital output module 6ES7 322- | 5SD00-0AB0 | 5RD00-0AB0 |
|---|---|---|
| Number of Output points | 4 | 4 |
| Isolation | Yes | Yes |
| • In groups of | 1 | 1 |
| Power voltage Vp(load) | | |
| • Rated value | 24V DC | 15V DC |
| Output current | | |
| • At "1" signal, min | 10mA □10% | 20mA □10% |
| • short circuit, max | 10mA +10% | 20.5mA +10% |
| Short-circuit protection | Electronic | Electronic |
| Fault diagnosis | Yes | Yes |
| Switching frequency, max | 100Hz | 100Hz |
| Load | 390Ω | 200Ω |
| Connection type for load | 2-wire connection | 2-wire connection |
| Cable length (unshielded), max. | 200m Red LED CPU information | 200m Red LED CPU information |
| Fault message "Short-circuit" (group fault message, additionally per channel) | [EEx ib] llC | [EEx ib] llC |
| Protection type | Ex-96.D.2093X CL.1, DIV2, GP A, B, C, D, T4 | Ex-96.D.2102X |
| FTB number | | AIS CL.1, DIV1, GP A, B, C, D, CL.1 DIV2,GP A, B, C, D, T4 |
| FM | | |
| Output loop maximum value | 25.2V | 15.75V |
| • $U_0$ | 70mA | 85mA |
| • $I_K$ | 440mW | 335mW |
| P. | 6.7mH | 5mH |
| • Permissible ext. inductance La, max. | 90nF | 500nF |
| • Permissible ext. capacitance Ca, max. | 60□C | 60□C |
| Ambient temperature, max | 70mA | 70mA |
| Current Consumption | 160mA | 160mA |
| • Internal (backplane bus), max. | 3 W | 3 W |
| • External (load voltage), max. | 20 针 | 20 针 |
| Power losses, typically | 230g | 230g |
| Required Front connector | | |
| Weight ... | | |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| Ex Digital quantity input module 4 inputs, electrically isolated,NAMUR | 6ES7 321-7RD00-0AB0 | Refer to S7-300 M7-300, Et 200M safety nature I/O section in the manual. | |
| Ex Digital quantity input module 4 outputs, electrically isolated, 24 V DC, 10 mA | 6ES7 322-5SD00-0AB0 | German | 6ES7 398-8RA00-8AA0 |
| | 6ES7 322-5RD00-0AB0 | English | 6ES7 398-8RA00-8BA0 |
| Ex Digital quantity input module 4 outputs, electrically isolated, 15V DC, 20 mA | | labelling strips (10 units, spare parts) For signal module (except 32 channel), function module and CPU 312 IFM | 6ES7 392-2XY00-0AA0 |
| Front connector (one,) • 20 pin , Screw-type terminals | 6ES7 392-1AJ00-0AA0<br>6ES7 393-4AA00-0AA0 | labelling strips (10 units, spare parts) For signal module (except 32 channel), function module and CPU 312 IFM | 6ES7 392-2XX00-0AA0 |

Note: The front connector of spring-type terminals can not be used together with cable case

## EX Digital quantity input/output module(Cont.)


1)
2)
3)

Connect NANUR Coder

g pint

Connectin

6ES7 322-5SD00-0AB0
6ES7 322-5RD00-0AB0

6ES7 321-7RD00-0AB0

Note 1) Monitoring open and short circuits
Note 2) Monitoring open circuits
Note 3) no monitoring

Figure 1-15 Front Panel of Digital EX Module

Overview



- Input / output Module are used in dangerous chemical plants with explosion risks.
- For connecting sensors and actuators from Zones 1 and 2 in hazardous area installations

- Associated electrical equipment[EEx ib] IIC in accordancewith DIN 50020
- For installation of non-intrinsically safe circuits of the automation system and the intrinsically-safe circuits from the process

Application

Ex Analog input module converts the external electric level that is safe by nature into internal signal level that can be used by the PLC.

Ex Analog Output module can convert the digital signal from PLCs into analog signals for control process

Structure

Ex analog Input / Output module has the following mechanical features:

Mechanical Features;

Compact

Ex digital input module has a solid plastic housing, which includes:

- Red LED shared by all circuits for group faults
- 每个通道用于表示断线或负载 断等特定的通道故障的红色 LED
- Front connector sockets and cable cabinet on front door and rear door
- Labelling zone on the front door

Easy assembly

The modules are installed on the DIN standard rails, and connected to the adjacent modules through bus connectors. Without any slot rules: the input address is deiced by the slot.

Easy wiring

Easy wiring

The modules are connected by the plug-in front connector. When the connector is plugged for the first time, there is a coding component to couple such connectors, in such a way, the connector can only be plugged to the modules of the same type. The front connector is located in a special cable housing. When modules are replaced, the front connector can maintain a connected status, for connection of new modules of the same type.

EX input/output module

EX Analog quantity input/output module

| Ex Analog input module | 7RD00-0AB0 | 7SF00-0AB0 |
|---|---|---|
| Input ranges (rated values)<br><br><br>Number<br>of inputs<br>Electrical<br>isolation<br>Input<br>resistanc<br>e<br>Connection of signal<br>sensors<br><br><br><br><br><br><br>Digital<br>representation of the<br>input signal<br>Integration time<br>(adjustable for optimum<br>noise voltage suppression)<br><br>Permissible voltage<br>• Between the inputs,<br>max.<br>• Inputs to grounding<br>point, (destruction limit),<br>max. | 0-20mA<br>4-20mA<br><br>4<br>Ye<br>s<br>50&<br>2-<br>wire<br>4-<br>wire<br><br><br><br><br><br><br>10 -15 bit +<br>signs<br><br>Integration<br>2.5-100ms<br><br>60V DC<br>60V DC<br><br>40mA<br><br>Infor<br>mati<br>on<br>Red LED | 8-<br>circuitThermo<br>couple<br>4-circuit RTD-<br>resistance<br>Therm<br>ometer<br>8/4<br>Ye<br>s<br>10M&<br>2-<br>wire<br>4-<br>wire<br>Type of<br>thermocouple<br>T,<br>U, E, J, L, K,<br>N, R, S, B;<br>Resistance<br>thermal meter<br>Pt100, Pt200,<br>Ni100<br>10 -15 bit +<br>signs<br><br>SIGMA-DELA<br>2.5-100ms<br><br><br>60V DC<br>30V DC<br><br>- |

| Ex Analog input module | 7RD00-0AB0 | 7SF00-0AB0 |
|---|---|---|
| Noise suppression for noise<br>frequency<br>• Common-mode noise,<br>min.<br>Series-mode noise, min.<br>(peak value of the noise <<br>rated value of the range)<br>Basic error limits, bei 25 °C<br>Operating error limits<br>(0°C to 60°C)<br><br><br>Protection type<br>FTB number<br>FM<br><br><br><br><br>Input loop maximum value<br>· V0<br>· $I_K$<br>P.<br>· Ri<br>• Permissible ext.<br>inductance La, max.<br>• Permissible ext.<br>capacitance Ca, max.<br>Ambient temperature, max<br>Cable length (shielded),<br>max<br>Power voltage from module<br>(for 2-wire transducer)<br>Non-load voltage<br>Rated voltage | 10 to 400Hz<br>130dB<br>60dB<br><br>±0.1%<br>±0.45%<br><br><br><br><br>[EEx ib] IIC<br>Ex-96.D.2092X<br>CL.1, DIV2, GP<br>A, B, C, D, T4<br><br><br><br><br>25.2V<br>68.5mA<br>413mW<br>50&<br>7.5mH<br>90nF<br>60°C<br>200m<br><br><br>25.2V DC<br>13 V at 22 mA<br><br>60mA<br>150mA<br>3 W<br>20 针<br>290g | 10 to 400Hz<br>130dB<br>60dB<br><br>0.1%<br>0.09 to 0.04%<br>Temperature<br>errors:<br>0.001 to<br>0.002%/K<br>[EEx ib] IIC<br>Ex-96.D.2108X<br>CL.1, DIV2, GP<br>A, B, C, D, T4<br><br><br><br><br>5.9V<br>28.8mA<br>41.4mW<br><br>40mH<br>60nF<br>60°C<br>200m; HTC 50m<br><br><br>—<br>—<br><br>120mA<br>—<br>0.6 W<br>20 针 |

| Ex Analog output module | 5RD00-0AB0 |
|---|---|
| Output ranges (Rated<br>Value)<br>Number of Output points<br>Isolation<br>Load resistance, min.<br>Connection of signal<br>sensors<br>Digital representation of<br>outputsignal<br>Conversion time<br>Short-circuit protection<br>Short-circuit current,<br>approx.<br>Open voltage, approx.<br>Permissible voltage<br>• Between the outputs,<br>max<br>• Outputs to grounding<br>point, max.<br>Basic error limits at 25 °C | 0/4 to 20mA<br>4<br>Yes<br>500M&<br>2-wire connection<br>15 bit<br>2.5 ms<br>Yes<br>70mA<br>14V<br><br>30VAC/ 60VDC<br>30VAC/ 60VDC<br>±0.2%<br>±0.55%<br><br>200 m<br>Group fault message,<br>additionally per channel |

| Ex Analog input module | 5RD00-0AB0 |
|---|---|
| Fault message at<br>• Wirebreak on the<br>actuator line<br>• Overflow<br>Protection type<br>FTB number<br>FM<br><br>Input loop maximum<br>value (per channel) , max<br>· $U_0$<br>· $I_K$<br>P.<br>• Permissible ext.<br>inductance La, max.<br>• Permissible ext.<br>capacitance Ca, max.<br>Ambient temperature, max<br>Current Consumption<br>• Internal (backplane bus), | <br>Ye<br>s<br>Ye<br>s<br>[EEx ib] IIC<br>Ex-96.D.2026X<br>CL.1, DIV2, GP A, B, C, D, T4<br><br><br>14V<br>70mA<br>440mW<br>6.6mH<br>850nF<br>60°C<br><br>80mA<br>180mA<br>4 W |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| Ex analog input 331-7RD<br>4 inputs, electrically isolated,<br>0/4 to 20 mA, 15 bit | 6ES7 331-7RD00-0AB0 | Refer to S7-300 M7-300, Et 200M safety nature I/O section in the manual.<br>Automation System S7-300U, M7-300, ET200M, safety nature I/O module | |
| Ex analog input 331-7SF<br>8/4 inputs, electrically isolated, for thermocouples and Pt 100, Pt Pt200, Ni 100 | 6ES7 331-7SF00-0AB0 | Germ<br>an<br>Englis<br>h | 6ES7 398-8RA00-8AA0<br>6ES7 398-8RA00-8BA0<br><br>6ES7 392-2XY00-0AA0 |
| Ex analog input 332-5RD<br>4 outputs, 0/4 to 20 mA, 15 bit | 6ES7 332-5RD00-0AB0 | | |
| Front connector (one,)<br>• 20 pin , Screw-type terminals | 6ES7 392-1AJ00-0AA0 | labelling strips (10 units, spare parts)<br>For signal module (except 32 channel), function module and CPU 312 IFM | 6ES7 392-2XX00-0AA0 |
| front door, improved<br>e.g. for 32-channel modules;permits connection of 1.3 mm2/16AWG conductors | 6ES7 328-0AA00-7AA0 | labelling strips (10 units, spare parts)<br>For signal module (except 32 channel), function module and CPU 312 IFM | |
| LK393 cable case | 6ES7 393-4AA00-0AA0 | | |

Note: The front connector of spring-type terminals can not be used together with cable case


2-wire transducer
4-wire transducer
2-wire transducer
4-wire transducer

6ES7 331-7RD00-0AB0 6ES7 331-7SF00-0AB0 6ES7 332-5RD00-0AB0

Figure 1-16 Front Panel of Analog EX Module

## EX Digital quantity input/output module(Cont.)

Overview



Functional module can fullfil the tasks of counting, positioning and closed loop control .

Template Range:

- Counter Module
- Fast/slow feed drive bit control module
- Step motor positioning module
- Servo motor positioning module
- Positioning and continuous path control module
- ECAM controller
- NC Control
- Closed loop control module

| Functional module | | Page |
|---|---|---|
| Counting | FM 350-1 Counter module | 58 |
| | FM 350-2 Counter module | 61 |
| | CM 35 Counter module | 65 |
| Positioning<br>• Fast/slow feed drive bit control | FM 351 bit control module | 67 |
| Step motor | FM 353 bit control module | 73 |
| • Servo motor | FM 354 bit control module | 76 |
| Positioning and continuous path | FM 357 bit control module | 79 |
| ECAM controller | FM 352 ECAM controller | 70 |
| Closed loop control | FM 355 Closed loop control module | 88 |
| IM 178-4 | Interface module connecting positioning drive to | 82 |

Overview



• Signle channel intellegent counter module for simple counting tasks
• For direct connection of incremental encoders
•Comparison function with 2 specifiable comparison values
• Integrated digital outputs to output the response upon reaching the comparison value.

•Operating modes:
- Continuous counting
- One-shot counting
- Periodic counting
• Special functions
- Set counter
- Latch counter
• Start/stop counter with gate function

Application

FM 350-1 is one-channel intelligentcounter module for simple counting tasks.

It can be used for SIMATIC S7-300 and
ET 200M (use S7-300/-400 and M7-300/-400 as master station).

This module assigns the CPU tasks in the following manner:

• For direct connection of incremental encoders
• By direct connection to door control signals (optical and electrical sensors) via integral digital input terminals.
• Comparison function and integral digital output terminal response to provide power to coders.

Possible applications include:
• Assembly and loading equipments
• Plastic machine
• Manufacturing machines
• paper producing machines
• Textile machinery
• Packaging machinery

Structure
mechanical features:

This module has the following

Compact
• Status and false / fault LED (SF)
• LED indicating Counter running (CR) and Directions (DIR)
• LED indicating digital input and output

• Front connector protected by the front panel
• labelling zone on the front panel

Easy assembly
It just need to mount the module easily on the DIN standard rail and fasten it with screws.
A coder component may be installed on the module, thus it is permanently assigned to a particular slot.

Selection of coder (Measurement card for analog input)
Select the type of coders (5 or 24 V).

Easy wiring
The modules are connected by the plug-in front connector.
When the connector is plugged for the first time, there is a coding component to couple such connectors, in such a way, the connector can only be plugged to the modules of the same type.

When modules are replaced, the front connector can maintain a connected status, for connection of new modules of the same type.

Working principle FM 350-1Counter module is based on increment coder impulse measured to be aas high as 500 KHz.

Signal
• It judges the direction of impulse and compares such value with the reference value

There are two choices for selection of process output response:
• 2 digital output, they are configured by a minimum impulse or electric level switch.

• From backplane bus
FM 350-1 can send an interrupt to CPU via the integral backplane bus.

Working principle

| | |
|---|---|
| Continuous | When the door is launched, the counter starts continuous counting within the upper and lower limits |
| One-shot counting | When door is opened, the counter starts counter down or upward according to the master counting direction<br>• At upper direction of the master counting direction: From 0 to upper limit that can be programmed |
| Circular counting | When the door is started, the counter starts counting with the starting value at the direction of the master counting direction<br>• At upper direction of the master counting direction: Circularly from 0 to upper limit that can be |

## Function

- 1 channel for increasing counting and reducing counting; 32 bit
- Counting frequency up to 500 KHz (For RS422 coder)
- Counting range from 0 to 32 bit or □31 bit as required
- One or circular counting process
- Evaluated by Single, double, quadrupole methods.

- Continuous increment coder, such as starter, 24V coder or RS 422 coder (5V)
- Door control is realized by electrical level, impulse (at digital input end) or software
- Configured by digital input
- Counter can load a preset starting value
- Uses two alternative reference value for comparison

- Upon reaching base value, null, overflow (optional), an interrupt response is made.
- Output signal is controlled by comparison function (24V Electrical level) adopts common selectable impulse width or selectable range limit from the base value to limits

Standard Functional block

| | |
|---|---|
| CNT-CTRL (FC0) | for control of FM350-1 Counter |
| DIAG-INF (FC) | for provision of diagnosis information to FM350-1 |

## Parameter

Adopts STEP7 parameterized format to assign value to unit parameters. A group status software packet can be provided, including:

- First use guide
- Manual
- Parameterization
- Standard function to exhcnage date with CPU.

## Technical Specification

## FM 350-1 Counter module

| | | | |
|---|---|---|---|
| Number of Counters<br>Counting range<br>Connectable incremental encoders | 1<br>32 bit or □ 31 bit<br>• 5-V RS422, symmetrical with two | Auxiliary voltage 1L+, load voltage 2 L+<br>• Rated value | 24V DC |
| <br><br><br><br><br>Counting frequency<br>• 5-V RS422, max.<br>• 24-V encoder, max.<br>Digital input<br><br>Digital output<br>isolation<br>• Between digital inputs, outputs and S7 bus<br>• Between digital inputs, outputs and counter inputs<br>Permissible potential difference<br>Supply voltage for encoders<br>• At 5.2V, max.<br>• At 24V, max.<br>• Output current for encoders<br>• At 5.2V, max.<br>• At 24V, max. | 90°-offset pulse trains;<br><br>• 24 V asymmetric<br>• 24-V direction sensor (1 pulse train, 1 direction level);<br><br>• 24 V initiator<br><br>500 KHz<br>200 KHz<br>1 for gate start<br>1 for gate stop<br>1 to set counter<br>2<br><br>Yes (optocoupler)<br>Yes (optocoupler)<br><br>75V DC，60V AC<br><br>5.2V □2%<br>1L+-3V<br><br>300mA<br>300mA | • Permissible range (including ripple)<br>- static<br>- dynamic<br>• Non-periodic skip<br>- value<br>- duration<br>- recovery time<br>• Current consumption<br>5 V DC counter inputs<br>Terminating resistor, approx.<br>Differential input voltage, min.<br>24 V DC counter inputs, digital inputs<br>• Low level<br>• High level<br>• Input current, typ.<br>• Minimum pulse width/interpulse period<br>Output voltage<br>• At "0" signal, max<br>• At "1" signal, min<br>Output current at "1" signal<br>• Rated value<br>• Range<br>Switching time, max.<br>Circuit interruption voltage<br>Short-circuit protection<br>Current Consumption<br>• From S7-300® bus, typ. | 20.4-28.8V<br>18.5-30.2V<br><br>35V<br>500 ms<br>50s<br>40mA<br>to RS422<br>220Ω<br>0.5V<br><br>-28.8-+5V<br>+11- +28.8V<br>9mA<br>respectively 2.5□s and 25□s<br><br>3V<br>2L+-1.5V<br><br>0.5A<br>5mA-0.6A<br>300□s<br>Limited to 2L+-39V<br>Yes (Electronic, time control)<br><br>160mA<br>4.5 W<br>500V<br>16 Byte<br>40 x 125 x 120<br>250g |

| Standard Functional block | FC CNT-CTRL (FC0) | Standard Functional block | FC DIAG-INF (FC1) |
|---|---|---|---|
| • Memory requirements<br>• FB length in memory<br>Runtimes in S7-300/C7<br>Runtimes in S7-<br>400<br>Target system | 522 Byte<br>67 Byte<br>CPU 314，Approx. 0.85ms<br>On request<br>S7-300 (CPU 314 and<br>higher), SIMATIC S7-400,<br>SIMATIC C7 | • Memory requirements<br>• FB length in memory<br>Runtimes in S7-300/C7<br>Runtimes in S7-<br>400<br>Target system | 262 Byte<br>67 Byte<br>CPU 314，Approx. 2.5ms<br>On request<br>S7-300 (CPU 314 and<br>higher), SIMATIC S7-400,<br>SIMATIC C7 |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| FM 350-1 Counter module<br>with 1 channel, max. 500 kHz; for<br>incremental encoders | 6ES7 350-1AH02-0AE0 | Slot number label<br>Spare part | 6ES7 912-0AA00-0AA0 |
| Coding connector - range card for<br>analog inputs<br>Spare part | 6ES7 974-0AA00-0AA0 | Shielded connecting components<br>80 mm wide, with 2<br>rows for 4 terminal<br>elements each | 6ES7 390-5AA00-0AA0 |
| Front connector<br>20-pin, with screw-type terminals<br>1 Bus connector (Spare part)<br>Labelling strips (100 ，Spares) | 6ES7 392-1AJ00-0AA0<br>6ES7 390-0AA00-0AA0<br>6ES7 392-2XX00-0AA0 | Terminal components<br>For 2 cables with 2 to 6mm diameter<br>For 1 cables with 3 to 8mm diameter<br>For 2 cables with 4 to 13mm diameter | 6ES7 390-5AB00-0AA0<br>6ES7 390-5BA00-0AA0<br>6ES7 390-5CA00-0AA0 |

## FM 350-1 Counter module(Cont.)

### Overview



• 8 Channel intelligent countermodule for universal counterand measurement tasks

• For direct connection of 24 V incremental encoders, irectional elements, initiators or NAMUR sensors

Compare function with programmable comparison values (number depends on operating mode).

• Integrated digital outputs to output the response upon reaching the comparison value.

•Operating modes:
- Continuous/one-shot/periodic counting
Frequency/speed control
- Period measurement
- Proportioning

### Application

FM 350-2 is a 8 channel counter widely for extensive counting and measurement tasks

It can be used for SIMATIC S7-300 and ET 200M (S7-300/-400 as master station).

This module assigns the CPU tasks in the following manner:

• For direct connection of 24 V incremental encoders, irectional elements, initiators or NAMUR sensors

• By direct connection to door control signals (optical and electrical sensors) via integral digital input terminals.

• Comparison function and integral digital output terminal response to provide power to coders.

This module provides power to NAMUR coder.

The application covers:

• Assembly and loading equipments
• Rubber and Plastic machine
• Manufacturing machines
• Wood and paper producing machines
• Textile machinery
• Packaging machinery
• Glass and Ceramic industry

### Structure

This module has the following mechanical features: Compact structure

- LED for fault display (SF)
- LED for Digital Inputs and Digital outputs

• 40 pin front connector protected by the front panel
• The front panel has a labelling zone

### Working principle

FM 350-2Counter module is based on the gate signals that can be directly connected to capture 24V increment impulse of Coder, Direction sensors, Starters and NAMUR coder.

• It judges the direction of impulse and compares the actual value of counting to the reference value.

FM 350-2 provides 7 different working modes to match the desired application quickly and easily.

Working principle

| | |
|---|---|
| Continuous | When the door is launched, the counter starts continuous counting within the upper and lower limits |
| One-shot counting | When door is opened, the counter starts counter down or upward according to the master counting direction<br>• At upper direction of the master counting direction: From 0 to upper limit that can be programmed |

| | |
|---|---|
| Circular counting | When the door is started, the counter starts counting with the starting value at the direction of the master counting direction |
| | • At upper direction of the master counting direction: Circularly from 0 to upper limit that can be |

## FM 350-2 Counter module(Cont.)

**Working Principle (Cont.)**

Working mode (Cont.)

| | |
|---|---|
| Frequency Measurement | After the gate is started, all impulses are collected in 1 programmable time window to |
| Speed Measurement | After the gate is started, all impulses are collected in 1 programmable time window to |
| Cycle measurement | After the gate is started, the impuls on the upper edge and the lower edge of time will be |
| Proportion | 4 counter channels form 1 proportion channel, when the gate is started, one proportion calculation will be performed starting from the starting value to the upper limit or the lower limit. |

**Error response**

There are two choices for selection of process output response:

- Digital Input each counter channel is assigned a value output to make quick response
- From backplane bus
  FM 350-2 can send an interrupt to CPU via the integral backplane bus.

In case of any CPU fault, the following may be selected:

Fault response to CPU

| | |
|---|---|
| Stop | Output terminal is shut down immediately, and counting is ceased |
| Continuous | The module continues with counting |
| Alternative value | Current counting interrupt. The module will send the programmed alternative value to output |
| maintain the last value | Current counting interrupt. The suspension of output of the module is prior to the interruption. |

**Function**

- 8 channel for increasing counting and reducing counting; 32 bit
- Counting frequency up to 10 KHz (For 24V increment coder); up to 20KHz (for 24V direction sensor, 24V Starters and NAMUR coder)
- Counting range □31 bit
- Continuous, Single or circular counting
- Single or quadrupole evaluation
- Direct connection of incremental encoders, starters
  24V Coder or NaMUR coder
- by digital electrical level (hardware gate) or
  Software control (Software gate)
- Counter can load a preset starting value
  Compare function with programmable comparison values
  Interrupt response upon reaching the reference value or overflow
- Output signal is controlled by comparison function
  (24V level); as continuous signal from the reference value to the limit of counting range

Standard Functional block

| | |
|---|---|
| CNT2_CRT (FC 2) | Control the Digital Output and FM 350-2 software gate |
| CNT2_WR (FC 3) | Write counting status, limit value and comparison to FM 350-2 |
| CNT2_RD (FC 4) | Read counting and measurement from FM 350-2 |
| DIAG_RD (FC 5) | Upon any interrupt, compare the diagnosis information from FM 350-2 |

**Parameter**

Adopts STEP7 parameterized format to assign value to unit parameters.

A configuration packet may be provided, including:

- Startup description (Initial)
- Manual
- Parameterization

**Starting**

For the purpose of starting the module fast and easily, the configuration has a 4 page "Initial Startup" description. Such manual may instruct you to use the functions within one hour through examples. Including the following procedures:

- Requirements
- Load configuration packets in the coder
- InstallFM350-2 and wire it

• Establish a Counter DB

• PA rameterize FM350-2

• integrated user program

• Diagnosis

• Standard function to exhcnage date with CPU.

Standard Functional block

an example to match desired application.

### FM 350-2 Counter module(Cont.)

Technical Specification

| | | | |
|---|---|---|---|
| Counter<br>Counting<br>range<br>The counting frequency on connecting the coders<br>• 24-V increment encoder, max.<br>• 24-V direction sensor , max<br>• 24 V initiator, max<br>• NAMUR encoder, max.<br>Inputs of Counter<br>Input<br>voltage<br>• At "1"<br>signal<br>• Input current<br>At "0" signal<br>• At "1" signal, typical<br>• At "0" signal, max.<br>Input delay, max.<br>Electrical isolation<br>Connection of 2-<br>wire initiators<br>Cable length,<br>shielded<br>NAMUR inputs<br>Input<br>current<br>• At "1" signal, min<br>• At "0" signal, max.<br>Input delay, max.<br>Electrical isolation<br>Cable length,<br>shielded<br>Digital input<br>Input<br>voltage<br>• At "1"<br>signal<br>• Input current | 8<br>32 bit or □ 31 bit<br>10KHz<br>20KHz<br>20KHz<br>20KHz<br>8<br>11-30.2V<br>-3- +5V<br>9mA<br>2mA<br>50□s<br>to backplane bus and<br>shielded yes<br>100m<br>8<br>Starter in compliance with DIN 19 234<br>2.1mA<br>1.2mA<br>50□s<br>to backplane bus and shielded yes<br>100m<br>8 , gate started / stopped<br>11 to 30.2V<br>-3 to +5V<br>9mA<br>2mA<br>50□s<br>to backplane bus and<br>shielded yes<br>100m | Digital output<br>Input<br>voltage<br>Output current at "1"<br>signal<br>• At "1"<br>signal<br>Output current at<br>signal 1<br>• Up to 40□C<br>(horizontal<br>mounting)<br>• Up to 40□C<br>(Vertical<br>installation)<br>Switching frequency<br>of outputs<br>• For resistive load, max<br>• For inductive loads, max<br>Restriction of the voltage inducedon<br>circuit interruption to, typ.<br>Isolati<br>on<br>Output delay, typ.<br>•<br>Unshielde<br>d<br>•<br>Shielde<br>d<br>Gener<br>al<br>Interr<br>upts<br>• Process<br>Interrupt<br>• Diagnosis<br>Interrupt<br>Diagnosis<br>Auxiliary voltage 1L+, load voltage | 8<br>L+-0.8V<br>0.5A<br>0.5mA<br>4A<br>2A<br>2A<br>500Hz<br>0.5Hz<br>L+-40V<br>Yes<br>to backplane bus and shielded yes<br>300□s<br>100m<br>600m<br>programmable Programmable Red<br>Indicting light fault , Diagnosis<br>information can be read<br>24V DC<br>20.4-28.8V<br>8.2V□2%<br>200mA with Short-circuit protection<br>100mA<br>150mA<br>10 W<br>80 x 125 x 120<br>460g |

| Technical Specification (Cont.) | | | | |
|---|---|---|---|---|
| Standard Functional block | FC CNT2_CTR (FC 2) | FC CNT2_RD (FC 4) | FC CNT2_WR (FC 3) | FC DIAG_RD (FC 5) |
| • Memory requirements | | | | |
| • FB length in memory | 320 byte | 496 byte | 992 byte | 278 byte |
| • FB length in memory | On request | On request | On request | On request |
| Runtimes in S7-300®/C7 | 0.5 to 0.6.0ms | 0.2 to 3.0ms | 0.3 to 3.0ms | 0.2 to 2.7.0ms |
| Runtimes in S7-400® | On request | On request | On request | On request |
| Target system | SIMATIC S7-300 (CPU 314 or above), S7-400, C7 | SIMATIC S7-300 (CPU 314 or above), S7-400, C7 | SIMATIC S7-300 (CPU 314 or above), S7-400, C7 | SIMATIC S7-300 (CPU 314 or above), S7-400, C7 |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| FM 350-2 Counting module with 8 channels, max. 20 kHz;for 24-V incremental encodersand NAMUR encoders | 6ES7 350-2AH00-0AE0 | Bus connector(Spare part) | 6ES7 390-0AA00-0AA0 |
| 40-pin, with screw-type terminals (Spare part) | 6ES7 392-1AM00-0AA0 | Slot strip (Spare part) | 6ES7 392-2XX00-0AA0 |
| | | Slot number label (Spare part) | 6ES7 912-0AA00-0AA0 |
| | | Shield connecting element | 6ES7 390-5AA00-0AA0 |
| | | 80 mm wide, | 6ES7 390-5AB00-0AA0<br>6ES7 390-5BA00-0AA0<br>6ES7 390-5CA00-0AA0 |

# SIMATIC S7-300

## Functional module

### CM35 Counter module

**Overview**



• 8-channel intelligent counter module for universal metering and measurement tasks, as well as for simple positioning tasks (max. 4 axes).

8 counter inputs (optionally for 5 V or 24 V signal level)

4 working modes (selection of modes will affect all channels)

• 8 integrated digital outputs for fast output of module reactions

**Application**

CM 35 is a 8-channel intelligent countermodule for universal metering and measurement tasks,as well as for simple positioning tasks (max. 4 axes).

It can be integrated on SIMATIC S7-300, and S7-300 / 400 , ET 200M in distributed mode.

CM 35 can be used in avariety of fields - Such as measurement in bottleing factories.

**Design**

• Solid , Compact plastic casing

• LED to indicate faults (SF)

• 25 core D type socket for connection of input signals

• 15 core D type socket for connection of output signals

**Function**

CM35 has four working manners:

• impulse counter (8 channels)

– Increasing counting

At the beginning of counting, when the counting terminals receives a rising edge, the content in Counter will add 1. When the counting reaches a preset value, it outputs response.

– Reducing Counting

When counter starts, it will load the preset initial value. When the relevant input terminal of a Counter receives a rising edge, the content in Counter will reduce 1, when the value reaches a preset value, it outputs response.

• Timer (8 channels) Time generator can set times of 8 kinds. The base time is 1 mm, 10mm or 100mm, and the configurable range varies from 10mm to 278 min. After the user starts the timer, relevant value will be configured simutaneously; when time is out, the digital output is off.

• Circle measurement(8 channels) for measurement of the cycles of low frequency signals. This function does not require Digital output.

• Easy positioning (4 axles)

Encoders may be used to realize position detection.

**Configuration**

CM35 is configured by STEP7, and invokes system functions by STEP5.

| Technical Specification | | | |
|---|---|---|---|
| Voltage / Current<br>Power<br><br>Current consumption typical connector<br><br>impulse counter<br>Number of channels<br>Counting frequency, max<br>Counting modes<br>Configurable / Read counter<br>zero or counting value<br>inquiry, cycle interval<br>measurement<br>Number of channels<br>Internal reference frequency, max<br><br><br><br><br>Time generator number of channels timer | 5V DC (via S7)<br><br>150mA<br>1 25 pin Dsub connector<br>1 15 pin Dsub connector<br><br>8<br>10K Hz per channel<br><br>O or interrupt by counter<br><br>8<br>100KHz Hz per channel<br>Configurable cycle, such as<br>cycle measured frequency<br>100KHz 1.6Hz to 1KHz<br>50KHz 0.8Hz to 500Hz<br>25KHz 0.4Hz to 250Hz<br><br>8<br>10ms to 278min | Easy positioning<br>Number of<br>Channels,<br>output per<br>channel<br>Input per<br>channel, set<br>point<br>Scanning<br>Frequency<br>Digital input<br>Rated value<br>output<br>current<br>Switching<br>frequency<br><br>Cable length, shielded, max<br>Digital input<br>Rated input voltage<br>At signal "1"<br>At signal "0"<br>Rated input current, typ | <br>4<br>2 (plus / minus)<br>2 (coder A/B phase)<br>$2^{3)}$ increment<br>1 /twice /4 times<br><br>24V DC<br>500mA with Short-circuit protection<br>100Hz For resistive load<br>0.5 Hz For capacitive loads<br>8Hz Lamp load<br>100m<br><br>24V DC 5V DC<br>(at 15 to 30V; □6V; 2.4 to 20mA)<br>(at -3 to 5V; □0.8V; -0.6 to 20mA)<br>4.7mA (at 24V ) 10mA (at 5V)<br>25m 5m<br><br>40 x 125 x 120<br>350g |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| CM 35 counter module<br>with 8 pulse inputs and 8 digital<br>outputs, for universal counting and<br>measuring tasks as well as simple<br>positioning tasks<br><br>Configuring package<br>for CM 35, incl. manual and example<br>program; on CD-ROM<br>The CD include application samples | 6AT1 735-0AA01-0AA0<br><br><br><br>6AT1 735-0DA01-0YA0<br><br><br><br>6ES5 750-2AA21<br>6ES5 750-2AA31 | Shielded connecting components<br>80 mm wide,<br>2 rows for 4 terminal elements each<br><br>Terminal components<br>For 2 cables with 2 to 6 mm diameter<br>For 1 cables with 3 to 8mm diameter<br>For 2 cables with 4 to 13mm diameter | 6ES7 390-5AA00-0AA0<br><br><br><br><br>6ES7 390-5AB00-0AA0<br>6ES7 390-5BA00-0AA0<br>6ES7 390-5CA00-0AA0 |

# SIMATIC S7-300

## Functional module

### FM 351 Fast/slow feed drive bit control module (Cont.)

Overview



- For dual channel positioning module with fast feed and slow drive
4 digital outputs per channel for motor control
- Incremental or synchro-serial position decoding

Application

FM 351 dual channel positioning module processes positioning fast feed and slow drive mechanical axles

Positioning (See Figure 1-17)

This module takes the standard motor controlled by contactor to adjust or configure the positioning .

It can be used in :
- Packaging machinery
- Lifting structures and transporting machines
- wood working machinery
- Paper and printing machinery
- Rubber and Plastic machine
- Machine tool

Structure

Apart from FM351 , the main components of positioning controller include the CPU of S7-300, programming unit and Operating panel (Optional).

FM351 :
- Two independent axle positioning

S7-300 CPU :
- sequence control
- Positioning Start / Stop

Programming unit
- STEP7 Programming
- The configuration program in STEP 7 may be used to set the parameter list for FM 351.
- testing and Startup

Operator control :
Human Machine Interface
Fault diagnosis
FM 351 realizes connection by standard functional module


HMI configuration
programming the tasks of the components, such as :
OP
PG
MPI
CPU
FM 351
Axis

Motor

Figure 1-17 Realization of positioning with FM 351

## FM 351 Fast/slow feed drive bit control module (Cont.)

### Working principle

The preparations for positioning :

- Match the machine with the motor by machine tool data,
- Select target position and moving speed through S7-CPU
- Transfer the interface signal from CPU to
  FM351 (Start , Stop)

FM351 carries the actual positioning task :

- Each channel is equipped with 4 Digital Inputs to control fast feed , slow feed, clockwise and anti clockwise feed.
- THe slow / fast feed is determined by the distance to the target.

- Upon reaching the shut down point, the module monitor the approaching of target. When arriving at the target zone, it will send a signal to CPU.

### Function

Positioning :

- Configur ation
  Press movement key to move the axle at a fast / slow speed to reach correct position
- Absolute increment
  Axle moves to a absolute target position.
  Data are stored in FM 351 tables.
- Relative increment
  Axle moves to a preset distance
- Reference point
  For synchronization when increment coders are used.

Special functions

- Zero offset
- Set reference point

Delete residual distacne

Technical Specification

## FM 351 Fast/slow feed drive bit control module

| | |
|---|---|
| General | |
| Power voltage | 24V DC |
| Current Consumption | 350mA |
| Current output | Max 350mA |
| Supply voltage upon reaching position, | 5V or 24V |
| DIN40050 Level of Protection | IP20 |
| DIN40040 permitted RH | Level of Humidity F |
| Allowed ambient temperature | -40-+70□C |
| • storage and transportation | 0-+60□C |
| • working status | 80 x 125 x 120 |
| Dimensions (W x H x D) in mm | 550g |
| Weight, approx. | |
| Position detection, incremental | TLL square wave impulse |
| Connectable encoders | input coder / Asymmetric coder |
| Track signal Null signal input signal | A; A, A, B; B, B A, B, N; N,N N |
| | 5V differential signal – |
| • Differential Rated input voltage | (Physical RS422) |
| input frequency, max | 1-10V – |
| Input voltage | 0.5 MHz – |
| Output frequency, max | – 24V |
| | – Cable length 25m |
| | 50KHz , |
| | 100m |
| Cable length | 25KHz |
| • 5-V encoder, max. | |
| • 24-V encoder, max. | 32m |
| | 100m |

| | |
|---|---|
| • Incremental or synchro-serial position decoding | SSI single loop or multiloop coder (GRAY ) |
| Connectable encoders | |
| data signal Clock signal frame length Input signal | DATA; DATA, DATA<br>CL; CL, CL<br>13 or 25 bit in series<br>5V differential signal –<br>1-10V |
| | 1MHz |
| • Differential Rated input voltage | 24VDC ,400mA max per channel |
| • Data transfer rate (MAX) | 300m (max at 125KHz) |
| Power supply without coder | |
| Cable length | |
| Digital input | 8 reference point signal , reverse signal , Actual value in operation , Start / Stop positioning |
| Number of points | |
| Function | Yes |
| Isolation Input voltage | 24V DC |
| | -3-+5V |
| • Rated value | 11-30V |
| • At "0" signal | |
| • At "1" signal | 2mA |
| 2-wire BERO input current | 6mA |
| signal 0 max | |
| signal 1 max | 8 fast , slow , Clock wise and anti clockwise yes |
| Digital input | |
| Number of points | 24V DC |
| Function | Residual current 0.5 mA |
| Isolation | UP-0.8V |
| Output voltage | at UPmax 5mA-0.6A |
| • Rated value | Short-circuit protection |
| • At "0" signal | |
| • At "1" signal | |
| Output current | |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| FM Positioning module<br>For fast feed and slow driving | 6ES7 351-1AH01-0AE0 | D-Sub<br>15 pin, bull, spare part, accessory | 6ES5 750-2AA21 |
| FM 351 manual<br>For FM 351; including manual and configuration packet (parameterized and standard block) | | Front connector<br>20-pin, with screw-type terminals | 6ES7 392-1AJ00-0AA0 |
| • German | 6ES7 351-1AH00-8AG0 | Bus connector(Spare part) | 6ES7 390-0AA00-0AA0 |
| • English | 6ES7 351-1AH00-8BG0 | Labelling strips<br>(10 units，Spares parts) | 6ES7 392-2XX00-0AA0 |
| 703 cable<br>For connecting FM351, FM352, FM354 and | | Slot number label<br>Spare part | 6ES7 912-0AA00-0AA0 |
| 6FX2001-2...<br>5m outlet of cable (upward)<br>10m outlet of cable (downward)<br>20m | 6ES5 703-1BF00<br>6ES5 703-1CB01<br>6ES5 703-1CC0 ■ | Shielded connecting components<br>(Spare part) | 6ES7 390-5AA00-0AA0 |
| • increment position coder<br>5V Signal (RS 422)，power voltage 5V，One end open<br>5m outlet of cable (upward)<br>10m<br>20m | 6ES5 703-2BF01<br>6ES5 703-2CB0 ■<br>6ES5 703-2CC0 ■ | Shielded terminal elements<br>(Spare part)<br>For 2 cables with 2 to 6 mm diameter<br>For 1 cable with 3 to 8 mm diameter<br>For 1 cable with 4 to 13 mm diameter | 6ES7 390-5AB00-0AA0<br>6ES7 390-5BA00-0AA0<br>6ES7 390-5CA00-0AA0 |
| • increment position coder<br>24V signal，Power voltage 24V， with one end open<br>10m<br>32m | 6ES5 703-4CB00<br>6ES5 703-4CD20 | | |
| • increment position coder<br>24V signal，Power voltage 24V， with one end open<br>20m<br>50m | 6ES5 703-5CC0 ■<br>6ES5 703-5CF0 ■ | | |
| Cable outlet<br>upward<br>Downward | <br>0<br>1 | | |

Overview



- Very high speed ECAM controller
- Mechanical ECAM controller is a Low-cost alternative tomechanical cam controllers.

32 cam tracks, 13 on-board digital outputs for direct output of actions

- Incremental or synchro-serial position decoding

Application

Extremely fast FM 352 ECAM Controller delivers instructions via the position of a sensor axle and through the integral output terminals.

Even in a low end application，FM 352 is a low-cost alternative to mechanical cam controllers

It can be applied in:

- conveyor

FM 352 detects the components by photovoltaic sensors**and sets the output terminal according to the actual value to trigger actions(such as drilling, milling and pasting).**

- Press Automation (metal, powder, glass)

Structure

components of positioning controller include

Apart from FM352 ，the main CPU of S7-300, programming unit and operation panel (Optional)

HMI configuration

programming the tasks of the components, such as :

standard functional module

These parts perform the following tasks:

FM352：

- Set output point，execute actions related to position

S7-300 CPU：

- sequence control
- Start / Stop of CAM
- Transposition of CAM
- Track analysis

Programming unit

- STEP7 Programming

The Configuration software integrated in STEP7 may be used to set parameters for FM 352

- Test and Start

Operation panel：

Human Machine Interface

Fault diagnosis

FM 351 realizes connection by

O P

PG

MPI

F M

3 5 2 )

C P U


con
vey
or
Photoelectric sensors

Figure 1-18 Application of FM 352 to adjust controllers

| | | | |
|---|---|---|---|
| Working principle | Once receiving parameters of the machine tool and CAM, FM 352 automatically starts to work. Upon this moment, CPU and FM 352 only exchange information of control and feedback, and the ECAM runs very fast. | • The 13 Digital Output terminals of CAM are used to transfer the control signals to process.<br>• Each CAM are based of dynamic movement of speed, for connection to the actuators for compensation. | The unit controlled may be directly connected to the module. intermediate relay is only used when the power consumption of actuator is at a high level. |
| Function<br>directly connected to the integral digital output point | • 32 CAM tracks；13 of which are<br><br>• Parameters can be used to configure the number of CAMs: according to the configuration, there may be 32, 64 or 128 CAMs.<br>• Parameters can also be used to set the features of CAMs: CAM can be defined as position CAM or time CAM. | They can set their directions by parameters (forward / reverse)<br><br>• CAM can be valued, thus the Digital Input O and 1 may be defied as counting CAM and the CAM 2 may be defined as braking CAM.<br><br>Braking CAM | Special functions<br>• Speed Measurement<br>• Set reference point<br>• Set Actual Value<br>• Set Actual Value in operation<br>• Zero offset<br>• Alteration of CAM edge<br>• Simulation |

Technical Specification

## FM 352 ECAM controller (Cont.)

| | |
|---|---|
| General | |
| Power voltage | 24V Voltage |
| Current Consumption | 200mA |
| • L+ (without load) | 100mA |
| • From backplane bus | 300mA |
| Current output | 5V or 24V |
| Supply voltage upon reaching position, | IP20 |
| DIN40050 Level of Protection | Level of Humidity F |
| DIN40040 permitted RH | |
| Allowed ambient temperature | -40-+70□C |
| • storage and transportation | 0-+60□C |
| • working status | 80 x 125 x 120 |
| Dimensions (W x H x D) in mm | 550g |
| Weight, approx. | |
| Position detection, incremental | TLL square wave impulse |
| Connectable encoders | input coder / Asymmetric coder |
| | A; A, A, B; B, B A, B, N; |
| Track signal Null signal input signal | N, N N |
| | 5V differential signal – |
| | (Physical RS422) |
| • Differential Rated input voltage | 1-10V – |
| input frequency, max | 1MHz – |
| Input voltage | – 24V |
| Output frequency, max | – Cable length 25m |
| | 50 KHz cable at 100m length 25KHZ |
| Cable length | |
| • 5V Coder power voltage, max | 32m |
| • 24V Coder power voltage, max | 100m |

| | |
|---|---|
| • Incremental or synchro-serial position decoding | SSI single loop or multiloop coder |
| Connectable encoders | (GRAY ) |
| | DATA; DATA, DATA |
| data signal | CL; CL, CL |
| Clock signal | 13 or 25 bit |
| frame length Input signal | 5V differential signal – |
| | 1-10V |
| • Differential Rated input voltage | 1MHz |
| • Data transfer rate (MAX) | 24V DC (MAX 300mA) |
| Supply voltage for encoders | 320m (max at 125 KHz) |
| Cable length | |
| Digital input | 4 Reference switch , configuration of actual value in operation / Length measurement , braking allowed , |
| Number of points | No |
| Function | |
| Isolation | 24V DC |
| Input voltage | -3-+5V |
| | 11-30V |
| • Rated value | |
| • At "0" signal | 2mA |
| • At "1" signal | 9mA |
| 2-wire BERO input current | |
| signal 0 max | 13 CAM Track No |
| signal 1 max | |
| Digital output | 24V DC |
| Number of points | Residual current 0.5 mA |
| Function | UP-0.8V |
| Isolation | $UP_{max}$ 5mA-0.6A |
| Output voltage | Short-circuit protection |
| • Rated value | |
| • At "0" signal | |
| • At "1" signal | |
| Output current | |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| FM 352 ECAM controller | 6ES7 352-1AH01-0AE0 | Labelling strips | 6ES7 392-2XX00-0AA0 |
| 703 cable | See FM 351 | Slot number label | 6ES7 912-0AA00-0AA0 |
| D-Sub<br>for coder cable, 15 pin | 6ES5 750-2AA21 | Shielded connecting components<br>80 mm wide, | 6ES7 390-5AA00-0AA0 |
| Front connector, 20-pin, with screw-type terminals | 6ES7 392-1AJ00-0AA0 | Terminal elements<br>• For 2 cables with 2 to 6mmdiameter<br>• For 1 cables with 3 to 8mmdiameter<br>For 1 cables with 4 to 13mmdiameter | 6ES7 390-5AB00-0AA0<br>6ES7 390-5BA00-0AA0<br>6ES7 390-5CA00-0AA0 |

### FM 353 Step motor positioning module (Cont.)

#### Overview



- The positioning module of Stepdrive in high speed equipments
- It can be used for simple peer to peer positioning and in a complicated dynamic mode.

#### Application

FM 353 is an intelligent module that ~~realizes a variety of positioning tasks through stepdrive motor.~~

It can satisfy all requirements from simple peer to peer positioning to complicated demanding dynamic tasks that require high speed response, precision and speed.

It is an ideal solution for positioning tasks in high speed machinery.

The FM 353 of Stepdrive can be used ~~is the positioning of : feeding axle,~~ adjusting axle, setting axle and conveyor axle and rotating axles.

- Metal processing, printing, paper ~~production, textile and packeting~~ machinery.
- Lifting, loading and installation tasks.

#### Structure

Apart from FM353 , the position control system of positioning controller include power drive, CPU of S7-300, programming unit and operation panel (Optional)

These parts perform the following tasks: FM 353

- Positioning of Stepdrive

FM STEPDRIVE :

- Power drive

S7-300 CPU :

- sequence control
- Starting and stopping positioning actions

Programming units:

- STEP7 Programming

The Configuration software integrated in STEP7 may be used to set parameters for FM 353

Operation panel:

Human Machine Interface

Fault diagnosis

FM 353 realizes connection by standard functional module


HMI configuration
programming the tasks of the components, such as :
OP Programming unit
MP
I
CPU
FM 353
FM STEPDRIVE
Axis

Mot
or

Figure 1-19 Structural Design of FM 353 Positioning tasks

### FM 353 Step motor positioning module (Cont.)

| | | | |
|---|---|---|---|
| Working principle | Users must complete the following preparations<br>• make the machine match the electric devices, which is very important, you just need to input the mechanical parameters via the configuration software (included in the supplying range of configuration software packets) | • Assign a movement path<br>For simple peer to peer positioning,<br>The CPU of S7 can assign a destination and the movement speed ;<br>For complicated tasks, DIN 66025 can be used to establish a movement procedure on programming unit or in the instructional mode. | FM353 processes the actual position of stepdrive motor axles and it sends the impulse signal to power drive of the motor, the length of movement is determined by the number of impulse, at the same time, the frequency of impulse will control its speed. |
| Function | Positioning：<br>•<br>Configur ation<br>Press keys to move the axle ()用点动键来移动轴 (in tender movements)<br>• Increment according to the path loaded in the table, it can move its axles (for instance, at the initial position) | • MDI (Manual data input (MDI)) and the MDI in running mode to located the axles to a desired position at a desired speed.<br>• Automatic / segment control are used to operate a complicated path; ;<br>Continuous / Circular feed，forward / backward | Special functions<br>• Speed Measurement<br>• Start and stop the operation of positioning via FM 353's fast input.<br>• Restriction of position variation rate<br>• Set Actual Value in operation |

Technical Specification

| | | | |
|---|---|---|---|
| General<br>Supply voltage<br>Current consumption<br>Output current on arriving at position, max<br>Supply voltage upon reaching position,<br>DIN40050 Level of Protection<br>The permitted Relative humidity and ambient temperature in DIN 40040<br>• storage and transportation<br>• working status<br>Dimensions (W x H x D) in mm<br>Weight, approx.<br><br>Drive interface<br>Signal input<br>function<br><br>Signal<br>output<br>output<br>signals | 24V DC<br>350mA<br>300mA<br>5V or 24V<br>IP20<br>Level of Humidity F<br><br>-40-+70□C<br>0-+55□C<br>80 x 125 x 118<br>550g<br><br>When U<2V，I=-3mA，，indicating "Power i drive is ready"<br><br>5V differential signal (physical RS 422) for<br>• direction<br>• Allowance<br>• Cycle<br>• Voltage regulation<br>2V($R_L$=100Ω)<br>1V($I_O$=20mA)<br>3.7V($I_O$-20mA) | Digital input<br>Numb er of points<br>Functi on<br><br>Isolation<br>Input voltage<br>• Rated value<br>• At "0" signal<br>• At "1" signal<br>Input current , min,<br>For 2-wire BERO, max<br>Digital output<br>Numb er of points<br>Funct ion | 4 reference CAM, actual value set in operation, Start /Stop operation of positioning external block exchange<br>No<br><br>24V DC<br>-3-+5V<br>11-30V<br>6mA<br>30mA<br><br>Stop on reaching position 4，Axle moves forward，Axle moves backward，Alter function of M M97, alter function of M M98，Start permission, record direct output by records<br>No<br><br>24V DC<br>Residual current 2mA<br>UP-3V<br>0.6 A when $UP_{max}$ (Short circuit protection) |

### FM 354 Servo motor positioning module

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| FM 353 Step motor positioning module | 6ES7 353-1AH01-0AE0 | D-Sub 15 pin, female | 6ES5 750-2AB21 |
| Configuring package For FM 353; including manual and configuration packet (parameterized and standard block) | | cable for stepping motor drive | |
| • German | 6ES7 353-1AH01-7AG0 | 1m | 6FX 2002-3AC01-1AB0 |
| • English | 6ES7 353-1AH01-7BG0 | 2m | 6FX 2002-3AC01-1AC0 |
| | | 5m | 6FX 2002-3AC01-1AF0 |
| | | Spare parts, accessory | See FM351 |

Overview



- The positioning module of servo motor in high speed equipments
- For movements ranging from peer to peer application and complicated tasks

Application

FM 354 is an intelligent module that realizes a variety of positioning tasks through servo motor.

It can be applied in tasks ranging from simple peer to peer movement to complicated movement that requires high response speed and precision and speed , it is an ideal solution for positioning tasks in high speed machinery.

FM354 may be used for servo positioning for the following applications:

- Feeding axle, adjusting axles, setting axles, and transmission axles (in linear or rotating way).
- Conveyor

FM354 may be used for the following applications:

- Processing and Packaging machinery
- Transmission and installation machinery
- Warehouse equipments

Structure

Apart from FM354 , the position control system of positioning controller include power drive, CPU of S7-300, programming unit and operation panel (Optional)

These parts perform the following tasks: FM 354

- positioning of single axle in the Servo driving system

SIMODRIVE 611A

- Power drive of servo motor

S7-300 CPU :

- sequence control
- Starting and stopping positioning actions

Programming units:

- STEP7 Programming

The Configuration software integrated in STEP7 may be used to set parameters for FM 354

Operation panel:

Human Machine Interface

Fault diagnosis

FM 354 realizes connection by

standard functional modu

l e

HMI configuration

programming the tasks of the components, such as :

OP Programming unit

MPI

CPU

FM 354

SIMODRIVE 611A

1FT5

Axis

Figure 1-20: Task Configuration of FM 354 Positioning tasks



| | | | |
|---|---|---|---|
| Working principle | Users must complete the following preparations<br>• match the machinery with electrical devices This is very easy; users just need to input some simple parameter in the configuration programs | • Assign a movement path<br>For simple peer to peer positioning: the COU of S7 may be used to assign a location of the destination and a movement speed; for complicated tasks, user just need to input some parameters via the programming unit in an instruction mode according to DIN 66025. | The actual positioning of processing axles of FM 354: The analog driving interface (-10 to +10V) is used to control the drive; the coder (SSI or Increment) is to report the cuurent position of the axle, FM 354 makes use of such information to adjust the output voltage. |
| Function | Positioning：<br>• Configuration<br>Press keys to move the axle (in tender movements) the servo axle.<br>• Increment Along the preset path of the servo active axle<br>(Fir instance, at the initial starting up ) | • MDI (Manual data input (MDI)) and the MDI in running mode to located the axles to a desired position at a desired speed.<br>• Automatic / segment control for positioning of complicated servo movement;<br>Continuous cycle feed. forward / back ward | Special functions<br>• Speed Measurement<br>• Start and stop the operation of positioning via FM 354's fast input.<br>• Restriction of position variation rate<br>• Set Actual Value in operation |

Technical Specification

# SIMATIC S7-300

## Functional module

### FM 354 Servo motor positioning module (Cont.)

| | | | |
|---|---|---|---|
| General | | drive interface | |
| Power voltage | 24V DC | Controller signal input | |
| Current Consumption | 350mA | Function | Drive is ready |
| Current output | 300mA | Isolation | Yes (with photo-coupler ) |
| Supply voltage upon reaching position, | 5V or 24V | Input voltage | |
| DIN40050 Level of Protection | IP20 | • Rated value | 24V DC |
| The permitted Relative humidity in DIN 40040 | Level of Humidity F | • At "0" signal | -3-+5V |
| | | • At "1" signal | 11-30V |
| Allowed ambient temperature | -40-+70□C | Input current min | 1mA |
| • storage and transportation | 0-+55□C | max | 10mA |
| • working status | 80 x 125 x 118 | | |
| Dimensions (W x H x D) in mm | 550g | Controller output (contact | Send energy signal via relay |
| Weight, approx. | | Function | 1ADC /50V/30VA , |
| Position detection, incremental | Coder for TTL square wave impulse signal | Lad, max | Output of set value of the drive |
| Connectable encoders | A; A, A, B; B, B or A, B, | Analog output | -10-+10V |
| Track signals | N; N, N or N | Function | 3KΩ |
| Null marking signals | 5V differential signal (Physical RS 422) | Output voltage | 30m |
| Input signals | 1-10V | Load resistance | |
| • Differential Rated input voltage | 1MHz | Cable length | 4 reference point signal , Actual value |
| input frequency, max | | Digital input | in operation , Measurement in operation |
| Cable length | 35m (max at 210mA) | Number of points | |
| • 5V Coder power , max | 100m (max at 300mA) | Function | Start /Stop operation of positioning |
| • 24V Coder power , max | SSI single loop or multiloop coder | | external block exchange |
| • Incremental or synchro-serial position decoding | (GRAY ) | | No |
| | DATA; DATA, DATA | | |
| Connectable encoders | CL; CL, CL | Isolation | 24V DC |
| | 13, 21 or 25 bit | Input voltage | -3-+5V |
| data signal | 5V differential signal – | • Rated value | 11-30V |
| Clock signal | 1-10V | • At "0" signal | 6mA |
| frame length Input signal | 1.25MHz | • At "1" signal | 30mA |
| • Differential Rated input voltage | 24V DC (MAX 300mA) | Input current Max | |
| • Data transfer rate (MAX) | 320m (max 156 kb/s) | Connecting 2-wire BERO, max | |
| Supply voltage for encoders | | | |

Technical Specification (Cont.)

| | | | |
|---|---|---|---|
| Digital input<br>Number of points<br>Function | Stop on reaching position 4 , Axle moves forward , Axle moves backward , Alter function of M M97, alter function of M M98 , Start permission, record direct output by records | Isolation<br>Output voltage<br>• Rated value<br>• At "0" signal<br>• Output current At "1" signal | No<br>24V DC<br>Residual current 2mA<br>UP-3V<br>$UP_{max}$ 0.6A<br>Short-circuit protection |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| FM 354 Servo motor positioning module | 6ES7 354-1AH01-0AE0 | Configuration packet<br>For FM 354; including manual and configuration packet (parameterized and standard block) | |
| Suitable programming unit | refer to related manual | German | 6ES7 354-1AH01-7AG0 |
| absolute value coder 6FX2 001-5... | refer to related manual | English | 6ES7 354-1AH01-7BG0 |
| Increment coder 6FX2 001-2... | | 703 Cable | See FM 351 |
| Spare parts, accessory | | Slot strip (Spare part) | 6ES7 392-2XX00-0AA0 |
| 703 cable | See FM351 | Slot number label (Spare part) | 6ES7 912-0AA00-0AA0 |
| D-Sub | See FM351 | Shield connecting element | 6ES7 390-5AA00-0AA0 |
| • 15 pin , male | 6ES5 750-2AA21 | 80 mm wide, | 6ES7 390-5AB00-0AA0 |
| • 9 pin, female | 6ES5 750-2AB11 | | 6ES7 390-5BA00-0AA0 |
| | | | 6ES7 390-5CA00-0AA0 |

Overview



- Continuous path and positioningcontrol for the intelligent motion control of up to 4 axes
- Covers a wide spectrum from independent individualpositioning axes through to interpolatory multi-axis continuous-path control
- For the control of stepper motors and controlled servodrive axes
- User-friendly startup through easy-to-use parameterization tool
- Interface for SIMODRIVE 611U and MASTERDRIVES MC using the isochronous PROFIBUS (not for FM 357-2Hin combination with HT6)

Application

positioning controller for up to 4 axles

FM 357 is an intelligent path and

It is widely used in many applications; ranging from independent positioning to continuous path and positioning control, and its typical application includes:

- Metal processing, wood processing, plastic and stone processing
- Textile and Packaging machinery
- coil winding machine
- Loading machinery

FM 357 control

- Stepper motor
- Servo motor

Note: FM 357-2, FM 357L, FM 357LX or FM 357 must use system software in operation, which must be ordered separately.

The following systems are especially suitable to be used as a axes drive:

- SIMODRIVE611A analog drive system using 1FK6/1FT5 motor
- FM STEPDRIVE stepping system using SIMOSTEP motor

Structure

The structure of controllers for positioning and continuous path control includes the following critical parts and FM 357:

- S7-300CPU(CPU 314 IFM or above is recommended) for sequence control and co-ordination:
  Start / stop of movements, target position setting, selection of movement procedures and parameter transfer
- Programming unit
  Easy for users to set parameters and use
- Operation panel (Optional)
  For operators to monitor the system

MPI


OP
PG
CPU
FM 357
SIMODRIVE 611A
or
FM STEPDRIVE
1FT
motors or
SIMOSTEP motors

Figure 1-21 Task Configuration of FM 357 Positioning tasks

Working principle

Procedure of preparation:

s

e

- Load the firmware which is supplied

parately.

FM 357-2 Positioning and continuous

- The Configuration software integrated in STEP7 may be used to set parameters for the machine tool in order to establish a movement procedure.
- The programs in compliance with DIN 66025 may be used to establish.
- Complete the co-ordination and sequence control function in STEP 7, there are some standard blocks to simplify the work and continuous path control.
- FM 357-2 controls all axes by itself. OP or programming language with higher priority may be used to start the positioning task

## FM 357-2 Positioning and continuous path control module (Cont.)

**Working principle (Cont.)**

Human Machine Interface

- Monitoring can be realized by any SIMATIC HMI products; and SIMATIC OP7 and OP17 may directly join in the connection to FM 357.

**function firmware**

FM 357-2 adopting FM 357L system

- 4 Measurement circuit are used to connect the servo axes or stepping drive or external main axes
- Axes relationship: Linear, curved independent axes
- Joint movement table or curve table are used to put the axes in synchronization , or otherwise, it can be realized by external master signals
- Controlled by programming or software acceleration to control the movement
- Coordinate system that can be converted
- Manner: minor movement , increment feeding, reference point, MDI, Automatic input, and automatic segment control

- Signals of limit switch, (CAM controllers)
- Special emergency shutdown procedures with high speed restarting features
- Program controlled output from movement programs , M command
- Adopting parameterized programs with user variables features
- Program in advance programming languages according to DIN 66025.
- Data backup to memory card (Optional)

Curve Interpolation (A, B, C Curves) are used to define movement path via the Interpolation point.

- High quality front-back mode motion strictly controlled by compensation
- Flexible synchronization actions
- Measurement head response without time limits
- Programmable overlap for vibration motions
- Variables control related to speed
- Programmable motion relative to destinations
- 3D Protection zone

**Technical Specification**

| | | | |
|---|---|---|---|
| General Technical Specification | | Position detection, incremental | See FM 354 |
| NC program memory, approx. | 900 KB | Synchronous-serial | See FM 354 |
| Programmable traversing speed max | 1000 m/min | positiondetection | See FM 354 |
| Power consumption max. | 24V DC | PROFIBUS-DP with MC expansion | See FM STEPDRIVE |
| Current consumption from backplane bus | 24 W | Clock signal (T) | See SIMODRIVE 611A |
| | 100mA | Direction Signal | to RS 422 to |
| Protection to DIN 40050 | IP20 | (D) | RS 422 to RS |
| Dimensions (W x H x D) in mm | 200 x 125 x 118 | Signal (F) | 422 |
| | 1.2kg | Coding frequency of T, T Cable | 200KHz |
| | | lenth, max | 50m |
| | | • Servo axes mixturing, max | 35m |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| FM 357-2 Positioning and continuous path control module<br>Module<br>Basic component | 6ES7 357-4AH01-0AE0 | 螺钉型前连接器<br>40 针 | 6ES7 392-1AM00-0AA0 |
| System firmware of FM 357L<br>On memory card | 6ES7 357-4AH03-3AE0 | For FM 357; including manual and configuration packet (parameterized and standard block) | |
| FM 357L X system firmware with additional functions; on memory card | 6ES7 357-4BH03-3AE0 | German<br>Germ an | 6ES7 357-4AH03-7AG0 |
| | | Englis h | 6ES7 357-4AH03-7BG0 |
| FM 357 system firmware with additional functions; on memory card | 6ES7 357-4CH03-3AE0 | | |
| Suitable programming unit | | | |
| absolute value coder 6FX2001-5... | 见相应的手册 | | |
| Increment coder 6FX2001-2... | 见相应的手册 | | |


Order no. for prepared cable
SINUMERIK FM357
X2
X1
X3 to X6
6FX2 002-3AD01 ··0
max. 35m
or
6FX5 002-3AD001 ··0
max 50m1)
SIMODRIVE 611A, analog, 4 setpoints
Power controller for 4 steper motors 2 to 15 Nm FM STEPDRIVE
Insetion probe
6FX2 002-2...
max 35m at 5V DC
max 300m at 24V DC
6FX2 002-2CD01-1··0
max 35m
6FX2 002-2CD01-1··0
max 50m at 500kbits/s
max 300m at 125kbits/s
6FX2 002-2CD01-1··0
max 25m
Servo motor 1FT5 with built-in ROD 320
Incr. rot. encoder 6FX2 001-2... with RS 422 (TTL)
Absolute encoder 6FX2 001-5... with SSI
External EXE
Incr, lin measuring system, also interval coded
CPU 314
CPU 315
CPU 316
3 Included in the scope of suply of the progr, device
PG 740

图 1-22 FM 357 连接概览

Note[1]) Analog blend mode：35 m

Overview



- PROFIBUS-DP is used to connect positioning drive to the dual channel interface module of SIMATIC
- One coder input terminal and one analog output and three Digital I / O terminals for each channel

Application

Adopting IM 178-4 interface module, for completion of tasks in a distributed way. The module must be executed by designated instruction in the form of user software or at a higher control priority. Therefore, this module can be used freely in all applications.

Up to 2 position measurement systems and two drives with +/- 10V analog interface are configured in a distributed way and connected to SIMATIC S5、M7、PC、 via PROFIBUS- DP .

It can be applied in the multiple axes application in the following industries:

- Packaging
- Rubber
- Plastic
- Printing
- Wood processing
- glass
- ceramics
- manufacturing of special machine tools

Structure

The cheme for IM 178-4 positioning shall cover the following parts:

Connect up to 2 position decoders for the purpose of position detection (in compliance with RS 422 or SSI) and drive with +/- 10V interface to a controller of higher level.

- SIMATIC S7、M7、PC、S5、
  As controller of higher level, dor sequence control and for realization oof IM 179-4 drives start, shutdown and positioning.
- Operation panel
  - HMI of Machine tools
  - error / Fault diagnosis

- Programming unit
  - Configuration of machine tools , parameters, and startup

  SIMATIC S7-300 Demo packet
  - IM 178-4 parameterization (via GSD documents)
  - test / starting

Working principle

IM 178-4 reads the actual position value in the measurements system it connected to adn then seeks to other controllers with higher priority.

In the same cycke, IM 178-4 receives position targets from higher controllers, then as a speed setting point, it the signal to related controller via the +/- 10V analog output.

- Closed loop control
- Positioning tasks

It can be executed by relevant algorithm in controller of higher level. Due to the short cycle, even positioning tasks with demanding requirements, it can also be completed by SYNC and FREEZE of PROFIBUS.

The positioning methods are usually completed by users.

In special cases, it may adopt PID control and modular PID control as positioning algorithm

Function

- Read the actual value of coder and transfer them to PROFIBUS-DP master station in form of 32 bit data.

R e c

| | | | |
|---|---|---|---|
| IM 178-4 Interface module | eive 16 bit value from PROFIBUS-DP interface) and transfer them to analog output. | • Digital input set 6 Digital output | zeroing: for monitoring function (open, short circuit) |

Technical Specification

| | | | |
|---|---|---|---|
| General<br>supply<br>voltage<br>Permissible<br>range<br>Maximum current of position coder,<br>max<br>Supply voltage upon reaching position,<br>DIN40050 Level of Protection<br>The permitted Relative humidity<br>and ambient temperature in DIN<br>40050<br>• Storage and transportation<br>Work<br>Dimensions (W x H x D) in mm<br>Weight<br>Position detection<br>The maximum connectable coders<br>Connectable coder<br><br>SSI<br>Coder<br>Frame length<br>Bianry<br>Coder power<br>Coder signal<br>• data signal<br>• Clock<br>signal clock<br>frequency<br>Cable length, shielded<br><br>Incremental<br>coder<br>Coder power<br>Coder signal<br>Phase position signal<br>Zeroing marking<br>• Differential Rated input voltage<br>Cable length (shielded) | 24V DC<br>20.4 to 28.8V<br>600mA<br>5V or 24V IP20<br>LEvel of humidity F<br>-40 to +70□C<br>0 to +55□C<br>80 x 125 x 118<br>460g<br><br>2<br>SSI<br>RS422 increment coder<br><br>13，21，24 bit<br>yes<br>Yes<br>5.2V or 24V，via module<br>in compliance with5V differential<br>signal of RS422<br>DATA，DATA<br>CL，CL<br>125，250，500，1000KHz<br>Parameter<br>320m at 125KHz<br>160m at 250KHz<br>60m at 500KHz<br>20m at 1MHz<br><br>5V or 24V，via module<br>in compliance with5V differential<br>signal of RS422<br>A，A-，B，B-<br>N，N-<br>1 to 10V<br>1000KHz<br>32m at 1MHz<br>100m at 1MHz | Digital inputs<br>Number<br>Voltage<br>• 50□s<br>• 3ms<br>Input voltage<br>• At "0" signal<br>• At "1" signal<br>Output current, typical<br>Isolation<br>• to Analog output,<br>analog output<br>DP<br>interface<br>• to other DI/DO<br><br>Digital output<br>Number of points<br>Output delay, max<br>Switch frequency<br>• For resistive load, max<br>• For inductive loads, max<br>• Rated value<br>• At "0" signal, max<br>• At "1" signal<br>Isolation<br>• to Analog output,<br>analog output<br>DP<br>interface<br>• to other DI/DO<br><br>Analog output<br>Numb<br>er of<br>points<br>voltag<br>e<br>Resolution | 6<br>• 2 Inputs<br>• 4 Inputs<br>-3 to +5V<br>+11 to +30V<br>9mA<br>Yes<br>No<br><br>6<br>300□s<br>500Hz<br>0.5Hz<br>2L+ (24V DC )<br>3V<br>2L+-0.8V<br>5mA to 0.5Awith Short-circuit<br>protection<br>Yes<br>No<br><br>2<br>+/-10V<br>14 bit |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| IM 178-4 interface module<br>electronical<br>(German, English, French and Italian<br>in PDFs) and<br>GSD on CDs for parameterize<br><br>PROFIBUS bus cable | 6ES7 178-4BH00-0AE0<br><br><br><br><br>6ES7 901-4BD00-0XA0 | Accessories<br>Front connector<br>40 pin, with screw -type contact for<br>connection of power, coder, and input<br>/ output<br>Bus connector<br>Max. 12Mbit/s transfer rate<br>Without | 6ES7 392-1AM00-0AA0<br><br><br><br><br>6ES7 972-0BA11-0XA0<br>6ES7 972-0BB11-0XA0 |

## Introduction



- Independent task is disposed in S7-300/M7-300
- Only M7 or S7 CPU can be used.
- M7-300 and S7-300 module can be used for local expansion.

Application FM 356-4 application mode can deal with independent task in M7-300 programmable controller, such as the high-speed control operation.

Just like CUP, FM 356-4 application mode can adopt M7 expansion module for local expansion. Besides, it can logically separate from P Bus. Therefore, such kind of modules shall be added after the application module. (Such as the signal module) can only belong to the application module.

## Structure

FM356-4 has the fixed and tight plastic shell and the following features under the front panel

- Status and fault LED
- Mode selection switch
- Terminal to connect power
- Expansion socket is used for the connection of M7 expansion module, for the convenience of establishing a local computer structure.
- COM-1 interface can be used as RS232C (V.24)
- Slot of the storage card
- Backup battery box

## Property

standard processor,

- Intel 80486 DX2

Clock frequency 50 MHz

- 4MB or 8MB RAM is built in.
- Storage card (S7-400

flash memory card) is used for program and data storage (from 2 to 16MB)

• Monitor is used for monitoring user's procedure

• Flexible expansion ability
In the local bus section, 7 S7 signal modules can be used utmost (maximum 448 DI/ DO or 112 AI/AO)

• Mode selection switch. The mode selection switch can be used with FM 356-4 system and switch under different operation mode. (MRES/STOP/RUN/ RUN-P)

• SRAM is used for the backup of the user's data when powering off.

• Expansion selection
There are three expansion modules in total (EXM 378-2, EXM 378-3 and MSM 378 storage module with large capacity) can be connected to the module in order.

• It is used for the operation and authorized permission of M7-SYS RT system, and delivered together with the application module.

Status and fault display 6 KEDS in the front panels provide the following status information:
•"Group error information" (SF, red). Lamp is light for display
- Hardware fault
- Firmware error
- Programming error
- Parameter assignment error
- Calculation error
- Timing error
- Storage card fault
- I/O error

The programmer can be used for precise fault diagnosis.
(The content in the diagnosis buffering cache shall be read)
•"Battery fault" (BAF, red), lamp is lighted, which indicate the backup battery has no power or no backup batter is available.
•"Visit storage card" (SD, green); the lamp will be turned on by reading or writing data in the storage sub-module.
•"Display of the programmable user procedure" (USR, yellow), which can be defined by user.
•"Status display" (RUN, green), indicates that the module is under operation status (I/O visit allowed).
•"Status display" (STOP, yellow) indicates that the module is under shut-down status (I/O visit, not allowed).

System diagnosis shall be interrupted by S7 I/O module trigging process and diagnosis.
The response of these interruptions shall be subject to the user procedure or the operation system used.

| Technical Specification | | |
|---|---|---|
| FM 356-4 Application module | | |
| Processor | | 80486 D X 2/50 |
| Clock rate | | Internal 50MHz, external 25MHz |
| RAM | | 4/8Mbytes |
| SRAM | | 64kbytes |
| Data and procedure storage | | Storage card: 2 to 16Mbytes |
| Interface | | |
| Technical/bus design | | Serial port COM1 (9 pins sub D socket connector) |
| Design type | | S7-300 – applied type |
| Expansion | | 7 modules can be available in the section |
| Power module | | PS 307 |
| Power supply voltage | | 24V DC |
| Power consumption | | 10.8 W |
| Current Consumption | max | 0.4A |

| | |
|---|---|
| From the current consumption of the rear back bus | 80mA |
| Dimensions (W x H x D) in mm mm | 80 x 125 x 118 |
| Expansion selection | By M7 bus expansion connector |
| Function/status display | 6 LEDs |
| Spare battery | With continuous battery monitoring and the backup time lasts 1 year at least (25C) |

| | |
|---|---|
| FM 356-4 Application module | |
| • 4MB RAM | 6ES7 356-4BM00-0AE0 |
| FM 356-4 application module manual | 6ES7 356-0AA00-8BA0 |

MOBY Industrial identification system interface module ASM 470


Configurator
ASM 470

MOBY products include different kinds of economoc and effective automatic recognition system. Over the past several years, MOBY mark system shall be sucessfully used in many products and industries such as logistics system, classification system and the management of production line. MOBY mark system is composed of three basic parts and products in various types can be selected.

• Storage of the mobile data memory bank (MDS)

• Reading and writing unit (SLG/SIM)

• Interface module (ASM)

In automatic production line or logistics system, the mobile data memory bank records the related data about workpiece or products (32KB data can be recorded utmost). The data recorded in the mobile data memory bank can be read or modified by fixed mobilereading and writing unit without contacting. Reading and writing unit is connected with interface module by means of a serial cable. There are vairous kinds of interface modules used for controllors and PC to be selected.

Feature:

• RF recognition system without contacting

• Various data storage memory bank and reading and writing unit

• Easy to be assmebled to SIMATIC S5/S7 and C7, including FB/FC.

• SICOMP IMC or any other system with serial port can be connected, for instance, DOS or windows95/NT is used for operation.

• It is easy to connect to Profibus-DP (including FB/FC)and Profibus-FMS。

• The data storage body which can be used repeatitively.

• It can work on a reliable basis even if in the serious polluted and large temperature fluectuation occasions.

• Since CRC, ECC and other inspection and acceptance function are adopted, quite high data transmission reliability can be achieved.

• The production data can be directly attached to the product.

• The mobile data memory bank can simply and flexibly control the independent production unit during the production process.

• Since the data memory bank is above the product, production can be quicky recovered after the production fault is

eliminated. Application examples:
• Assmebly line such as refrigerator, dust absorber, motor and gear box, etc.
• Motor assembly line (such as motor chassis workshop and painting workshop)
• Automatic deposit warehouse
• Coding and recognition of the container
• Metro is gradually accelerating. Vehicle recognition

Technical specification of several MOBY systems:

| | MOBY-F | MOBY-E | MOBY-I | MOBY-V |
|---|---|---|---|---|
| Data transmission frequency | 125KHz | 13.56MHz | 1.81MHz | 433MHz |
| Storage volume | 224 byte reading and writing storage and 4 byte ID number, or 40 digits reading storage | 752 byte reading and writing storage and 4 byte ID number | 62Bytes to 32KB storage | 32KB storage |
| Reading and writing distance (Maximum) | 420mm | 100mm | 1000mm | 800mm |
| working temperature | -25~100□C/200□C | -25~125□C/150□C | -25~85□C or 200□C | -25~70□C |
| Protection grade | IP67 | IP67/68 | IP65~68 | IP65 |
| Application scope | Middle and low end application Logistics and classification, etc. | Middle and low end application logistics, classification and assembling line, etc. | High end application general industrial field | high end application Independent railway syste, |

## SIMATIC S7-300

### Functional module

MOBY Industrial identification system interface die orifice ASM 470

Interface module ASM 470 of MOBY industrial mark system

ASM 470 interface module is used to integrate MOBY-F/E/I/V mark system to the following controllers:

- SIMATIC S7-300
- ET 200M (S7-300/400, S5, PC are used as the major station)
- SINUMERIK 840D/810D

Design and function

8 ASM470 interface modules can be expanded in one S7-700 framwork and 1 S7-300CPU can control 32 ASM470 interface modules in four maximum framework configurations.

Under mixed mode, 1 ASM470 unit can be connected with 2 reading and writing unit. FC47 functional module of SIMATIC S7 tool software is used to carry out simple programming to ASM470. Under the circumstance that ET200M is used as the remote I/O in SIMATIC S5 (115U to 155U), FB47 functional module can be used for operation.

ASM470 module has LED to indicate error information and working status. The communication of S7-300 and ASM470 can be realized by hardware by means of one 16 byte address region. Therefore, each reading and writing order can transmit useful information with 12 bytes. Since reading and writing unit SLG isolates from S7-300 electrics, the interference problems can not be considered.

Technical Specification

| | | | |
|---|---|---|---|
| To SLG serial interface<br>Maximum cable length<br>Can be connected to SLG<br>Connection of SLG and 24VDC<br>Software function<br>Programming<br><br>FC47<br>FB47<br>Order<br><br>Diagnosis Function | RS422<br>1000m is subject to 2 SLG in the same type of SLG and cable type (mixing mode), and the bolt termina is connected by means of the fronter connector.<br>FC47/FB47 (it is included in MOBY software pack)<br>Used for S7-300 and S7-400 from S5-115U to S5-155U to select channel | Supply power<br>Allowed rated voltage<br>Voltage scope<br>Isolation of S7-300 and MOBY by absorbing current from S7 bus<br>Absorbing currentfrom L+ power | 24V DC<br>20~30V DC<br>Yes<br>100mA (in maximum)<br>50mA (without SLG)<br>1 W<br><br>0□C~60□C<br>0□C~40□C<br>-40□C~70□C<br>40 x 125 x 118 |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| MOBY ASM470 interface module<br>MOBY configuration software packing, 3.5" disk MOBY ASM 470 technical manual, FC47 to S7-30, English | 6GT2 002-0FA10<br>6GT2 080-2AA10<br>6GT2 097-3AL00-0DA2 | MOBY ASM470 technical manual,<br>FB47 to ET200E, English about the order data of MSD and SLG/SIM | 6GT2 097-3AL00-0DA2<br><br>Refer to KT21.1999 |

Overview



SIWAREX U is a kind of tight electric scale integrating all the functions in SIMATIC automatic system. It is used for the weighing task in chemical industry and food industry, which is fast, convenient and economic.

SIWAREX U is possessed with the following functions:

- Balancer inspection
- Digital filter of the weight value
- Weight measurement
- Balancer zero
- Limit value monitoring (min/max)
- Functional monitoring of template

SIWAREX U is applied to the following occasions:

- Occasion where the hopper and storage hopper are measured
- Occasion to monitoring the crane load
- To measure the load of the conveyor belt or carry out safety protection to the industrial hoist and mill overloading.

SIWAREX U can be integrated in SIMATIC S7/M7-300 by serving as the functional module or by means of ET200M (interface template is used IM153-1) is connected to SIMATIC S5/ S7. SIWAREX U can also be installed in the explosive region (1, 2 region). The selected Ex-i interface guarantees the feed of the weighing sensor complies with the safety condition. SIWAREX U has two types, namely, single channel and dual channel and can be connected to 1 or 2 balancers. SIWAREX U has two serial interfaces, in which, RS232C interface is used for connecting PC host for parameter setting while TTY interface is used for connecting 4 sets of digitcal remote displays at most.

SIWAREX U has passed SIMATIC standard

Functional adjustment

All the adjustable parameter of SIWAREX U can use the configuration software SIWATOOL to determine by input window and saved in the disk, and finally printed in form of equipment document. In this way, the complicated adjustment of DIP switch, bridging or the potentiometer can be eliminated. SIWAREX U has many kinds of diagnosis functions with fast diagnosis speed and can accelerate the debugging function of the electric scale.

Technical Specification

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| SIWAREX U weight module (single channel) | 7MH4 601-1AA01 | SIWAREX U equipment manual (English) | 7MH4 693-0AA21 |
| SIWAREX U weight module (dual channel) | 7MH4 601-1BA01 | Connected cable (RS232C) is 3m long. | 7MH4 607-8CA |
| SIWAREX U configuration module (CD-ROM) Used for SIMATIC S5/S7/C7/M7 | 7MH4 683-3AA61 | Front connector (bolt type terminal) | 6ES7 392-1AJ00-0AA0 |
| SIWAREX U configuration software (CD-ROM) is used forSIMATIC PCS7 | 7MH4 683-3BA61 | Other detailed information | Refer to SIWAREX product catalogue KT30 |

| | | | |
|---|---|---|---|
| Power | | RS232C —interface | |
| Rated voltage | +24V DC | Baud rate (in maximum) | 9600Bit/s |
| Maximum current | 220mA | Maximum distance | 15m |
| Power exhaust | 4.8 W | Signal level | According to EIA- |
| | 100mA | TTY —interface (20mA | RS232C |
| The current weighing | <0.05% (with Ex-i- | current) | |
| sensor is absorbed from | interface) | Buad rate in maximum) | 9600Bit/s |
| S7-300 bus for | 100ms | Level isolation | 500V (with external |
| connection | 16bit (65, 535 grade) | Working way | power supply) |
| Grade precison when it is | -32, 768 to 32,767 | Maximum distance | Not bilateral, just for |
| 20□CH10K | 0...1mV/V, 0...2mV/V, | Maximum external power | sending (TXD) |
| Current speed rate | 0...4mV/V | voltage | 1000m |
| Resolution (internal) | 1000m (within Ex- region | Working temperature | 28.8V |
| Numberical scope which | 300m) | —Vertical installation | |
| can be represented by the | —Short circuit and | —Horizontal installation | -10...+60□C |
| weight value | overload can be prevented | —Inspection and | -10...+40□C |
| 3 measurement scopes | — 6 line technology | acceptance temperature | -10...+40□C |
| Maximum distance of the | —Line breaking | Storage and transportation | -10...+70□C |
| weighing sensor | monitoring | temperature | 5...95%, no condensation |
| Power supply way of the | Standard DC 10.5V | Relative air humidity | |
| weighing sensor | 240mA (single channel | | 40 x 125 x 118mm |
| | SIWAREX U) | Size and weight | 0.3kg |
| | 120mA (dual channel | | |
| —Pressure (rated value) | SIWAREX U) | | |
| —Current | >41Ω (single channel | | |
| The allowed weighing | SIWAREX U) | | |
| sensor resistance without | >82Ω (dual channel | | |
| Ex-i- interface (each | SIWAREX U) | | |
| channel) | <4010Ω | | |
| The allowed weighing | >87Ω | | |
| sensor resistance with Ex- | <4010Ω | | |
| i- interface (each channel) | 0.05...5Hz (critical | | |

Overview



SIWAREX M integrates all the weighing function in the electric weight with inspection ability and burdening unit in SIMATIC automatic system. SIWAREX M is integrated in SIMATIC. As one free programming weighing system, it can be used for resolving different tasks comprehensively and form multiple scale and multiple scale system.burdening control is not subject to the cycle time, which can accurately close the burdening valve and reach the best burdening precision.

SIWAREX M is possessed with the following functions:

- Zero placement and tare weighing
- Automatic zero point traceability
- Setting of the limit value (Min/Max/empty value/overload)
- Operation of the burdening valve (tough/regined burdening)
- Weighing static report
- Burdening error monitoring

SIWAREX M can be integrated to SIMATIC S7/M7-300 as a function module or connected to SIMATIC S5/ S7 by means of ET200M (interface template used)IM153-1). SIWAREX M is also used for installing balancer in the explosive regions (1, 2 region) and the selected Ex-i interface guarantees the feed to the weighing sensor complies with safety condition. SIWAREX M can also be used as the site instructment of the controller independently.

SIWAREX M is possessed with weiging sensoring channel, 3 digital input ends and 4 digital output ends for weighing function selection. 1 simulation input end is used for connecting simulation display screen or online recorder.

RS232C serial interface is used for connecting PC machine or printer. TTYserial interface is possessed digital remote display or host with inspection and acceptance ability.

SIWAREX M uses SIWATOOL configuration software for parameter setting without DIP switch or inserting bridging. SIWAREX M is adjusted by means of SIMATIC standard.

Technical Specification

| | | | |
|---|---|---|---|
| Power | | Load (including conductor | ≤600Ω |
| Rated voltage | +24V DC | resistance) | □75ppm/k |
| Maximum current | 300mA | Total temperature | |
| Power exhaust | 6 W | coefficient | |
| Absorbing current from | 50mA | Connection of the | 6000d |
| S7 bus S7 | | weighing sensor | |
| Number input | 3 | Weight precision based on | With Ex-i- interface, |
| Quantity | 24V DC | EN45501 standard | 2000d |
| Rated volatage | 500V | (with non-automatic | |
| Level isolation | | weighing apparatus | 0.01% |
| Voltage scope | +15 to +30V | permission, as the Grade 3 | 20ms |
| -H- signal | -3 to +5V | commerical weigher) | □19bit(□524000 grade) |
| -L- signal | 4-13mA | Grade precison in 20□C | □0-1mV/V,0-2mV/V,0- |
| Input current (15 to 30 V) | max.10Hz | □10k | 4mV/V |
| Switch frequency | | Grade precision | |
| Number output | 4 | Current speed rate | |
| Quantity | 24V/0.5A | Resolution | 1000m (in dangerous |
| Rated voltage/rated | 1A | 3 kinds of ranges | region or used for |
| current | 500V | Maximum distance | inspection and acceptance |
| Total current limit | ≤22ms | between weighing sensor | occasion: 500m) |
| Level isolation | Yes | and SIWAREX M | |
| Switch delay | | Applied to the inspection | ≥0.5 □V/e |
| Circuit break prevention | 0/4-20mA | and acceptance occasion | |
| Simulation output | 0.15% | Flexibility | 10.2V (standard value) |
| Scope of the output | About 350ms | Weighing sensor power | ≤180mA |
| current | 16bit | - Volatge | |
| Total standard error under | (In 4-20mA, the | | >60Ω, <4010Ω |
| 25C | resolutionis reduced to | - Current | >87Ω, <4010Ω |
| Current speed rate | 20%). | Resistance of the weighing | 200dB (standard value, |
| Resolution | | sensor allowed | CMRR, 50Hz) |
| | | | 0.05-5Hz |
| | | - Without Ex-i- interface | 4 grade of digital filter |
| | | - With Ex-i- interface | Critical damping |
| | | Synchronous measurement | Added: average value |
| | | Filtering of the | filter |
| | | measurement value | |

| Technical Specification | | | |
|---|---|---|---|
| Interface RS232C<br>Transmission speed rate<br>Maximum distance<br>Signal level<br>Printing record<br><br><br>20mA linear current interface<br>(TTY) potential isolation,transmission speed rate, maximum distance and maximum external power voltage | 2400 or 9600 bit/s<br>15m<br>Complies with EIA-RS232S<br>XON/XOFF- protocol;<br>The transmission speed rate and priority can be set.<br>The digit of data is fixed as 8 digits.<br><br>500V (in case of the external power)<br>9600 bit/s<br>1000m<br>28.8V | Environment condition<br>Working temperature<br>- Vertical installation<br>- Horizontal installation<br>- Inspection and acceptance operation<br>Storage and transportation temperature<br>The relative air humidity allowed<br>Dimension<br>Weight | <br><br>-10-+60□C<br>-10-+40□C<br>-10-+40□C<br>-40-+70□C<br>5-95%, no condensation<br>80 x 125 x 118mm<br>0.6kg |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| SIWAREX M Weighing module<br>SIWAREX M configuration software (CD-ROM)<br>Used for SIMATIC S7/C7<br>SIWAREX M configuration software (CD-ROM)<br>Used for SIMATIC PCS7<br>SIWAREX M equipment manual (English) | 7MH4 553-1AA41<br>7MH4 583-3FA61<br>7MH4 583-3EA61<br>7MH4 593-2AA21 | Connecting cable (RS 323C), 2m long<br>Connecting cable (RS 323C), 5m long, front connector (bolt type terminal) other detailed information | 7MH4 702-8CA<br>7MH4 702-8CB<br>6ES7 392-1AJ00-0AA0<br>Refer to SIWAREX product catalogue KT30 |

Overview



- 3 absolute encoders (SSI) are available at most.

Interface between CPU

- The position encoder value is provided to be used for further disposal of SETP 7 procedure.
- The programmable controller is allowed to directly response to the encoder value in motion system.

Application
Position input mode:
SSI position encoder signal is transferred to S7-300 numberical value in the control process.

Function
The position input module is possessed with:

The value needed can be directly disposed in STEP7, in this way, the encoder value can be directly responded in the motion system.

- 3 SSI encoder input end
- 2 digital input ends
- 24V DC encoder power

In addition, two internal digital input points can be provided to lock the status of the encoder in SSI position. In this way, higher application can be disposed in the region of the encoder.

Technical Specification

## Functional module

| General / SM 338 Position input module | | SSI encoder input | Absolute |
|---|---|---|---|
| Rated load voltage L+ | 24V DC | Position coding | 320m when125KHz |
| • Permissible range | 20.4-28.8V | Cable length (shield) | 160m when 250KHz |
| Isolation | No | maximum | 60m when 500KHz |
| Encoder power | | | 20m when 1MHz |
| • Output voltage | L+-0.8V | | |
| • Output current | 900mA | Number input | |
| maximum | | Input voltage | |
| Interrupt | Can be set | • At "1" signal | 11-30.2V |
| • Diagnosis interruption | | • At "0" signal | -3-5V |
| Current Consumption | 160mA | Input current | |
| • From S7-300 bus of | 10mA | • When signal is 1 typical | 9mA |
| rearplate maximum | 3 W | | 2mA |
| • From L+ | 40 X 125 X 118 | • When signal is o | 300□s |
| max | 235g | maximum | Yes |
| imum | 20 pin | Input delay | 600m |
| Power exhaust | | Connecting 2 cable BERO | |
| Dimension (width X | | Cable length (shield) | |
| height X depth) mm | | max | |
| Weight | | imum | |
| Connector needed | | | |

| Ordering data | Oder number |
|---|---|
| SM338 POS input module<br>It is used for getting SSI encoder value of 3 absolute value encoders at most including labeling bar and bus connector | 6ES7 338-4BC00-0AB0 |

Application SM338 is an ultrasound position encoder and it is used for S7-300 automatic system.

To use the ultrasound sensor for the position inspection is quite advantageous:

- Without wearing
  - The protection grade is high
- The precision is stable and has nothing to do with the sensor data



- The cost of long sensor (>500 mm) is relatively low.
- Each sensor has four measurement points at most (magnetic)
- Digital sensor interface is not sensitive to interference (RS422) and the longest cable is 50m allowed at most.

Design

SM338 ultrasound position encoder module is connected with P bus and CPU is used for parameter with the following mechanical properties:

- Tight design

Firm plastic shell: the front connector socket with front panle is available (sub D,
1 x 25 pin)

- Easy installation

The module is installed in DIN roller and connected with the adjacent module by means of he bus connector.

- The user friendly wiring; the module uses sbu D connector for connection.

The module does not carry out pre-disposal to the data and it sends the counting value to CPU.

There are eight counters used for getting the measurement value.

Four sensors can be used at most to connect to SM338module. The total number of the measurement points connected by all the sensors can be no more than 8. The ultrasound position encoder of the ultrasound measurement system includes the following aspects:

- With CPU and power SIMATIC S7-300
- SM338 ultrasound position encoder module
- 24V DC external power
- Ultrasound position sensor

The ultrasound position sensor with the following features can be used:

- The starting of RS 422 signal is used to start up or shut down the interface
- All the sensors shall be connected to SM at the same time.

338 module power: the length of +/-15V / max 200 mA electric isolation +24V /max 300 mA non-isolated sensor shall be no shorter than 3m, the resolution is 0.05mm. When the length of the largest sensor is 6m, the resolution is 0.1mm. When one sensor is connected with several measurement points, the minimum space of the sensor must be guaranteed. The gas must be ensured without mutual interference among the measurement points.

Operation mode. The sensor connected to the module can be operated under the synchronization

or asynchronous operation

• Synchronous mode; at the end of the cycle period, the counting value of all the sensors will be transmitted to dual-port RAM input region.

• Asynchronous mode, each sensor operates according to their own measurement cycle

Function

• Each sensor can be set with special parameter

Cycle and measurement cycle time can be set with parameters respectively (different length is used)

• The whole situation of cycle interruption and ending as well as diagnosis interruption (process interruption) can be parametric.

• The special diagonosis function and parameter of open circuit monitoring can be set

• The watch dog can be used to monitor the hardware

• There are 2 LED used to display the error status.

•The module can be parametric again when it is under normal operation.

## SIMATIC S7-300
Functional Module

### SM388 Ultrasonic Position Decoder (To be continued)

Technical specifications

| | |
|---|---|
| Position sensor | |
| Quantity | 4 at most |
| Number of measuring points max | 8, 4 for each sensor |
| Measuring range | From 3cm to 6cm |
| Resolution ratio | 0.05mm(3cm at most in the measuring scope) and 0.1mm |
| Programmable measuring period | 0.5ms to 16ms |
| Supply voltage adopted in sensor | |
| Electrical isolation | |
| · voltage | ±15V |
| · current | 200mA |
| Electrical non-isolation | |
| · voltage | 24V DC |
| · joint current | 300mA |
| Total power of sensors max | 7.2W |
| Power supply for module | |
| Power consumption | |
| Internal current from bus circuit on the backboard typical | 80mA |
| Max | 100mA |
| External voltage | 20.4 to 28.8V |
| · without sensor equipped max | .01A |
| ·with sensor equipped max | 0.85A |
| Safety fuse | 1.0A slow-blow |
| Polar reverse connection protection | Yes |

| | |
|---|---|
| Service conditions | |
| Environmental temperature | |
| ·horizontal installation position | 0 to 60℃ |
| ·vertical installation position | 0 to 40℃ |
| Relative humidity | 5 to 95% (no moisture condensation) |
| Atmospheric pressure | 860 to 1080 Pa |
| Pollutant concentration | |
| ·$SO_2$ max | 10PPm |
| ·$H_2S$ max | 1PPm |
| Vibration | |
| ·10 to 57Hz | Amplitude of 0.075 mm |
| ·57 to150Hz | 1g constant acceleration |
| Storage and transportation condition (original package) | |
| Free falling (according to IEC 1131-2) | < 1m |
| Temperature (according to IEC 1131-2) | -40℃ to +70 ℃ |
| Atmospheric pressure | > 700hPa (3000m above sea level) |
| Relative humidity | 5 to 95% (no moisture condensation) |
| Outer hull | |
| Dimension (W×H×D) unit:mm | 80×125×120 |
| Weight | 500g |
| Protection class | IP 20 |

| Order data | Order number |
|---|---|
| SM 388 Ultrasonic Position Decoder | 6 ES7 388-7UH01-0AC0 |
| SM 388 Pamphlet for Ultrasonic Position Decoder (English) | 6 ES7 388-7UH00-8BC0 |
| Configuration Software Package | 6 AT1 733-8DA00-0YA0 |

## SM 374 Simulator Module

**Overview**



- It is used as a peripheral module, for debugging program in the process of starting-up and running.
- Simulate sensor signal through switch.
- Output signal can be displayed on LED.
- SM 370 simulation module can preserve one slot for non-parameterized signal module. When it is replaced, it can help to maintain the configuration.

**Application**

Simulation module provides a method of debugging their programs for users in the process of starting-up and running.

**Function**

- Simulate sensor signal through switch
- Output signal can be displayed on LED

**Application**

DM 370 simulation module can preserve one slot for non-parameterized signal module. When S7-300 module is replaced by simulation module, its overall assigned address will be kept the same.

**Structure**

Front panel:
- Input state switch: There are 16 switches which can stimulate input signal.
- Output state LED: There are 16 LED which can indicate the signal state at output terminal.
- method selector: User can set the following three methods through screwdriver:
  - 16 input terminals (only used for the simulation of input)
  - 16 output terminals (only used for the simulation of output)
  - 8 input terminals and 8 output terminals (for the simulation of input and output)

Those components are under the protection of front end housing. This module will be installed on DIN standard guiderail and connected to the bus circuit on the backboard. The power will be supplied by the bus circuit on the backboard.

**Working principle**

This module will be inserted on the location of digital input or output module of S7-3000, through which user can configure input terminal and then control the implementation of program.

CPU will read the configured input signal state on simulator module and handling it in the application program.

The output signal state will be sent to module, and displayed on LED, on which information about relevant programs will be given.

### SM 370 Simulation Module

**Technical specifications**

| | | | |
|---|---|---|---|
| Bus circuit's current consumption about | 5mA | Dimension (W×H×D) mm | 40×125×120 |
| And power loss typical | 0.03W | Weight about | 180g |

| Order data | Order number | Order data | Order number |
|---|---|---|---|
| SM 370 Simulation Module including bus connector and label strip | 6ES7 370-0AA01-0AA0 | Label cover (10 pcs) Used for signal module (except 32 channel module) functional module and CPU 312 IFM | 6ES7 392-2XY00-0AA0 |
| Bus connector (1, spare part) | 6ES7 390-0AA00-0AA0 | Label strips (10 pcs, spare parts) Used for signal module (except 32 channel module) functional module and CPU 312 IFM | 6ES7 392-2XX00-0AA0 |

### Technical specifications

| | | | |
|---|---|---|---|
| Input terminal | 16 switches | Current consumption max (from the bus circuit on the backboard) | 80mA |
| Output terminal | 16 LEDs | Power loss typical | 0.35W |
| Isolation | None | Dimension (W×H×D) mm | 40×125×120 |
| | | Weight about | 190g |

| Order data | Order number | Order data | Order number |
|---|---|---|---|
| SM 374 Simulator module including bus connector and label strip | 6ES7 374-2XH01-0AA0 | Label cover (10 pcs) Used for signal module (except 32 channel module) functional module and CPU 312 IFM | 6ES7 392-2XY00-0AA0 |
| Bus connector (1, spare part) | 6ES7 390-0AA00-0AA0 | Label strips (10 pcs, spare parts) Used for signal module (except 32 channel module) functional module and CPU 312 IFM | 6ES7 392-2XX00-0AA0 |

103 Siemens ST 70.2C 2001 SIMATIC S7-300 Detection module

104 Siemens ST 70.2C 2001

## CP 340 Communication Processor

105 Siemens ST 70.2C 2001

| | | | |
|---|---|---|---|
| Overview |  | • low-cost solution through point-to-point serial communication<br>• three kinds of different transmission interfaces:<br>RS 232C(V.24)<br>20mA(TTY)<br>RS 422/RS 485(X.27)<br>• Realizable protocol<br>ASCII, 3964(R) and print drive software | • Simple parameterization can be realized through the parameterization tools integrated in STEP 7. |
| Application | CP340 communication processor is the most economic and integrated solution for serial communication. | • SIMATIC S7 AND SIMATIC S5 programmable controller and systems of other manufactures.<br>• Printer<br>• Robot controller<br>• Modem<br>• Scanner, strip code reader and etc. | There are three different kinds of transmission interfaces for this module:<br>RS 232C(V.24)<br>20mA(TTY)<br>RS 422/RS485(X.27) |
| Structure | Communication processor has the following mechanical properties:<br>• firm plastic housing case | • LED<br>Being used for indicating "sending", "receiving" and "fault" | • Communication interface |
| Functions | It can be realized in several standard protocols, and data transmission can be realized on several different stations:<br>• ASCII<br>It can be used for connecting outer system in some simple protocol, such as the adoption of beginning character and termination character. It can be accessed through user program and then control the handshake signal at the interface. | • Printer driver<br>It can be used for making record of process state and affairs in the printer.<br>• 3964(R)<br>Siemens' devices and third parties' parts can be connected through the standardized and open protocol 3964(R). It includes one 3964(R) driver with one standard value and one configurable 3964(R) driver. | |
| Parameter assignment value | CP 340 communication processor can parameterize data in a very convenient and simple method:<br>• user can use the parameter assignment value tool, integrated in STEP7, to configure the characters of processor:<br>- which protocol driver can be realized<br>- Which special character of driver can be selected. | • Parameter value can be assigned through CPU:<br>It will be enough to simply connect programmable unit to CPU<br>Assignment parameter will exist in the date module of CPU.<br>When the module is replaced, new module can start working at once. | Configuration software package:<br>Pamphlet used for the communication with CP, parameterization format and standard functional module. |

# SIMATIC S7-300

## Connection method

SIMATIC TOP Connection

SIMATIC S7-300
Communication processor

**CP 340 Communication Processor (to be continued)**

Technical specifications

| | | | |
|---|---|---|---|
| Interface | | | |
| • Quantity | 1 pc, isolation | 1 pc, isolation | 1 pc, isolation |
| • Transmission rate max | 19.2 kBit/S | 9.6 kBit/S | 9.6 kBit/S |
| Min | 2.4 kBit/S | 2.4 kBit/S | 2.4 kBit/S |
| • Length of cable | 15m | 100m/1000m(active/passive) | 1200m |
| Realizable communication protocol | ASCII; 3964(R), printer driver protocol | ASCII; 3964(R), printer driver protocol | ASCII; 3964(R), printer driver protocol |
| ASCII | 1024 Bytes | 1024 Bytes | 1024 Bytes |
| • Frame size max | 9.6 kBit/S | 9.6 kBit/S | 9.6 kBit/S |
| • Length of cable max | | | |
| 3964(R) | 1024 Bytes | 1024 Bytes | 1024 Bytes |
| • Frame size max | 19.2 kBit/S | 19.2 kBit/S | 19.2 kBit/S |
| • Length of cable max | | | |
| Printer drive software | 9.6 kBit/S | 9.6 kBit/S | 9.6 kBit/S |
| • Frame size max | HP-Deskjet, HP-laserjet, IBM-Proprinter, user-defined printer | HP-Deskjet, HP-laserjet, IBM-Proprinter, user-defined printer | HP-Deskjet, HP-laserjet, IBM-Proprinter, user-defined printer |
| • Length of cable max | | | |
| Memory needed by processor module about | 2700 Bytes (date communication, sending and receiving) | 2700 Bytes (date communication, sending and receiving) | 700 Bytes (date communication, sending and receiving) |
| | 165mA | 220mA | 165mA |
| Current consumption typical | 0.85W | 0.85W | 0.85W |
| Power loss | 40×125×120 | 40×125×120 | 40×125×120 |
| Dimension (W×H×D) mm | 300g | 300g | 300g |
| Weight about | | | |

| Order data | Order number | Order data | Order number |
|---|---|---|---|
| CP 340 Communication processor Given with one RS232(V.24)interface | 6ES7 340-1AH01-0AE0 | Configuration software package Being used in CP 340; including pamphlet, parameterization format and standard functional module. | |
| RS 232 interconnecting cable Used for connecting SIMATIC S7 and M7 | 6ES7 902-2AB00-0AA0 | | |
| 5m | 6ES7 902-2AC00-0AA0 | German | 6ES7-340-1AH00-8AA0 |
| 10m | 6ES7 902-2AD00-0AA0 | English | 6ES7-340-1AH00-8BA0 |
| 15m | 6ES7 340-1BH01-0AE0 | | |
| CP 340 Communication processor Given with one20 mA (TTY)interface | | | |
| 20 mA (TTY) interconnecting cable | | | |

| | | | | | Front |
|---|---|---|---|---|---|
| Used for connecting SIMATIC S7 and M7 | 6ES7 902-2AB00-0AA0 | | | | |
| | 6ES7 902-2AC00-0AA0 | | | | |
| 5m | 6ES7 902-2AG00-0AA0 | | | | |
| 10m | 6ES7 340-1CH01-0AE0 | | | | |
| 15m | | | | | |
| CP 340 Communication processor Given with one RS 422/RS485(X.27) interface | | | | | |
| RS 422/RS485(X.27) interconnecting cable | | | | | |
| Used for connecting SIMATIC S7 and M7 | 6ES7 902-3AB00-0AA0 | | | | |
| | 6ES7 902-3AC00-0AA0 | | | | |
| 5m | 6ES7 902-3AG00-0AA0 | | | | |
| 10m | | | | | |
| 15m | | | | | |

106 Siemens ST 70.2C 2001

CP 341 Communication Processor

| | | | |
|---|---|---|---|
| Overview |  | • Used in rapid and strong exchange of serial data through point-to-point connection.<br>• three different kinds of transmission interfaces:<br>RS 232C(V.24)<br>20mA (TTY)<br>RS 422/RS 485(X.27) | • Executable protocol ASCII, 3964 (R), RS512, user-defined protocol (available for reloading)<br>• Simple parameterization can be realized through the parameterization tools integrated in STEP 7. |
| Application | CP 341 can be used for exchanging rapid and strong serial data through point-to-point connection with the result of alleviating the burden of CPU. It can be used in SIMATIC S7-300 AND ET 200M (S7 As master station) | Point-to-point connection can be sued for the following options:<br>• SIMATIC S7 AND SIMATIC S5 programmable controller and systems of other manufacturers.<br>• Robot controller<br>• Modem<br>• Scanner, strip code reader and etc. | There are three different kinds of transmission interfaces for this module:<br>• RS 232C(V.24)<br>• 20mA(TTY)<br>• RS 422/RS485(X.27) |

CP 341 Communication Processor (to be continued)

| | | | |
|---|---|---|---|
| Structure | Communication processor has the following mechanical properties: | • Firm plastic housing case<br>• LED<br>Being used for indicating “sending”, “receiving” and “fault” | • Communication interface |
| Functions | It can be realized in several standard protocols, and data transmission can be realized on several different stations:<br>• ASCII<br>It can be used for connecting outer system in some simple protocol, such as the adoption of beginning character, termination character or block check character. It can be accessed through user program and then control the handshake signal at the interface. | • 3964(R)<br>Siemens’ devices and third parties’ parts can be connected through the standardized and open protocol 3964(R). It includes one 3964(R) driver with one standard value and one configurable 3964(R) driver software. | • RK 512 is used for connecting computer<br>• Using user protocol. (available for reloading driver software) |
| Parameter assignment value | CP 340 communication processor can parameterize data in a very convenient and simple method:<br>• user can use the parameter assignment value tool, integrated in STEP7, to configure the characters of processor:<br>- which protocol driver can be realized<br>- Which special character of driver can be selected. | • Parameter value can be assigned through CPU:<br>It will be enough to simply connect programmable unit to CPU<br>Assignment parameter will exist in the date module of CPU.<br>When the module is replaced, new module can start working at once. | Configuration software package:<br>Pamphlet used for the communication with CP, parameterization format and standard functional module. |

Technical specifications

| Model number | RS 232C (V.24) | 20mA (TTY) | Rs 422/485 (X.27) |
|---|---|---|---|
| Interface | | | |

| | Front | | |
|---|---|---|---|
| • Quantity | 1 pc, isolation | 1 pc, isolation | 1 pc, isolation |
| •Transmission rate max | 76.8 kBit/s ( double- | 19.2 kBit/s | 76.8 kBit/s |
| Min | | | |
| • Length of cable max | half-craft ) | 0.3 kBit/s | 0.3 kBit/s |
| • Connection | 0.3 kBit/s | 1000m | 1200m |
| | 15m | 9 frame D-shaped connector | 15 frame D-shaped connector |
| Realizable communication | 9 frame D-shaped | | |
| protocol | connector | ASCII, 3964(R), RK512, user- | ASCII, 3964(R), RK512, user- |
| | ASCII, 3964(R), RK512, | defined protocol | defined protocol |
| | user-defined protocol | | |
| ASCII | | | |
| •Frame size max | | | |
| •Length of cable max | 1024 Bytes | 1024 Bytes | 1024 Bytes |
| | 76.8/38.4 kBit/S | 76.8/38.4 kBit/S | 76.8/38.4 kBit/S |
| 3964(R) | | | |
| •Frame size max | | | |
| •Length of cable max | 1024 Bytes | 1024 Bytes | 1024 Bytes |
| | 76.8 kBit/S | 76.8 kBit/S | 76.8 kBit/S |
| RK 512: | | | |
| •Frame size max | | | |
| •Length of cable max | 1024 Bytes | 1024 Bytes | 1024 Bytes |
| | 76.8 kBit/S | 76.8 kBit/S | 76.8 kBit/S |
| | 5500Bytes (data | 5500Bytes (data | 5500Bytes (data communication, |
| | communication, | communication, sending and | sending and receiving) |
| Memory needed by processor | sending and receiving) | receiving) | |
| module about | | | 24V DC (3 bolt-shaped terminals: |
| | 24V DC (3 bolt-shaped | 24V DC (3 bolt-shaped | +, M, GND) |
| External power | terminals:L+, M, GND) | terminals:L+, M, GND) | |
| | 200mA | | |
| Current consumption typical | 4.8W | | |
| Power loss | 40×125×120 | 200mA | 240mA |
| Dimension (W×H×D) mm | 300g | 4.8W | 5.8W |
| Weight about | | 40×125×120 | 40×125×120 |
| | | 300g | 300g |

| Order data | Order number | Order data | Order number |
|---|---|---|---|
| CP 341 Communication processor | 6ES7 341-1AH01-0AE0 | CP 341 Communication processor | 6ES7 341-1CH01-0AE0 |
| Given with one RS232(V.24)interface | | Given with one RS 422/485 ( X.27 ) interface | |
| RS 232 interconnecting cable | Referring to CP340 | RS 422/485 interconnecting cable | Referring to CP340 |
| CP341 communication processor given with one 20mA (TTY) interface | 6ES7 341-1BH01-0AE0 | CP341 pamphlet (English) | 6ES7-341-1AH00-8BA0 |
| 20mA (TTY) interconnecting cable | Referring to CP340 | | |

| CP 341 reloading driver software | | | |
|---|---|---|---|
| MODBUS master station (RTU | | High-speed data | |

SIMATIC TOP Connection

| | | | |
|---|---|---|---|
| format) | | communication (DF1 protocol) | |
| ·Authorization for single user | 6ES7 870-1AA01-0YA0 | ·Authorization for single user | 6ES7 870-1AE00-0YA0 |
| ·Copy authorization | 6ES7 870-1AA01-0YA1 | ·Copy authorization | 6ES7 870-1AE00-0YA1 |
| MODBUS secondary station (RTU format) | | | |
| ·Authorization for single user | 6ES7 870-1AB01-0YA0 | | |
| ·Copy authorization | 6ES7 870-1AB01-0YA1 | | |

108 Siemens ST 70.2C 2001

CP 342-2 Communication Processor

| | | | |
|---|---|---|---|
| Overview |  | • CP 342-2 can be used in the AS-I main station of S7-200 and I/O ET200. it has the following functions:<br>• It can connect 62 AS-I secondary stations at most.<br>Integrated transmission of analog quantity value<br>• Support all the functions of the master station of AS-I. | • On the front panel, LED will display the running condition and information about the preparation for running of secondary station.<br>• On the front panel, LED will display fault information (such as voltage fault of AS-I, configuration fault) |
| Application | CP 343-2 can be used for the AS-I main station of S7-300 and ET 200M. Through the | | |

CP 343-2 Communication Processor (to be continued)

| | | | |
|---|---|---|---|
| | most. Through the manipulation program of analog quantity value, analog quantity value can be handled. | | |
| Design | The connection method of CP343-2 is the same to that of other extensive modules. it has the following characters:<br>• Two terminals can be connected to AS-I cable directly. | • On the front panel, LED will display the running state and the information about preparation for running of all the connected and activated secondary stations. | • Two buttons can display state information of secondary station, and the running state can be switched over and user-defined configuration can be inputted into current configuration. |
| Working principle | CP 343-2 occupies 16 bytes of S7-300's analog quantity address area. I/O data of standard secondary station or A- secondary station are stored in this address area. For reading and writing in date record, you can access I/O data of B secondary station. Both A and B secondary station are V2.1 secondary stations in compliance with AS-I criteria. | Introduction about calling-in functions are included in the disc pamphlet (such as writing-in of parameter, diagnostic ratio).<br>All the connected AS-I secondary stations can be configured through button, namely, there is no need of configuration on CP. | |
| Functions | CP 343-2 is one AS-I master station of M1e class, therefore it can support all the functions of V2.1 in compliance with AS-I criteria. | Through double-address segment (A-B), secondary station with the digital quantity of 62 and analog quantity of 31 can be operated. | Through manipulation program of internal-integrated analog quantity value, analog quantity value can be handled easily. |

Technical specifications

| | | | |
|---|---|---|---|
| Regulation for AS-I master station | M0e/M1e | Allowable environmental temperature | |

# SIMATIC S7-300

## Connection method

SIMATIC TOP Connection

| | | | |
|---|---|---|---|
| Circulation time of bus circuit | 5ms for 31 secondary stations<br>10ms for 62 secondary stations | ·working temperature<br>·transportation/storage temperature<br>·relative humidity | 0 to 60 ℃<br>-40 to 70℃<br>95% at 25℃ |
| Interface<br>• Assigned space of analog quantity address in PLC<br>• AS-I connection | 16 bytes I/O and P bus circuit S7-300<br>front connectors with terminal | Structure | |
| Power voltage | +5VDC, through bus circuit on the backboard. | ·Module format<br>·Dimension (W×H×D) mm<br>·Weight<br>·Occupying space | The specifications of S7-300<br>40×125×120mm<br>About 190g<br>One slot |
| Current consumption<br>·Through bus circuit on the back board typical value<br>· Through AS-I cable max | 200mA at 5V DC<br>100mA | | |
| Power loss | 2W | | |

| Order data | Order number | Order data | Order number |
|---|---|---|---|
| SIMATIC Net, CP 343-2<br>Communication processor | 6GK7 343-2AH00-0XA0 | CP 343-2 pamphlet<br>Including software (FC) and demonstration<br>English | 6GK7343-2AH00-8BA0 |
| Front connector<br>20 frames, bolt-shaped terminal<br>·1 pc<br>·100 pcs | <br><br>6ES7-392-1AJ00-0AA0<br>6ES7-392-1AJ00-0AB0 | | |

110 Siemens ST 70.2C 2001

## CP 342-5 Communication Processor

| | | | |
|---|---|---|---|
| Overview |  | • CP 342-5 can be used for connecting SIMATIC S7-300 and C7 to the interface module of PROFIBUS-DP's master and secondary stations.<br>• It can conduct PG/OP communication on network through S7 route.<br>• It can conduct simple configuration and programmer through PROFIBUS. | • Module can be exchanged with no using of PG.<br>• Communication service<br>-PROFIBUS-DP<br>-S7 Communication function<br>-S5 compatible communication function: sending/ receiving<br>-PG/OP communication |
| Application | CP343-5 is one low-cost module through which SIMATIC S7-300 and C7 and be connected to the bus circuit system of PROFIBUS-DP. It can help reducing the communication task of CPU, and meanwhile support other communication connection. | The communication of possibility S7-300 adopted communication module:<br>• Being used in the master and secondary station of PROFIBUS-DP In compliance with EN 50170.<br>• Have communication with programmer and HMI system. | • It can have communication with other programmable controllers of SIMATIC S7.<br>• It can have communication with other programmable controllers of SIMATIC S5.<br>• The CP quantity will depend on the performance of CPU and used service. |
| Structure | CP 342-5 has all the advantages of SIMATIC S7-300's structure characteristics:<br>• compact structure<br>- 9-frame D-shaped connector can be connected to the bus circuit of PROFIBUS, 4-frame terminal can be connected to external power of 24V DC.<br>- This module is standard width of SIMATIC S7-300'S single-wide module | • Easy to assemble<br>CP 342-5 can be installed on the DIN standard guiderail of S7-300, and then connected to adjacent connector through bus circuit.<br>• It can also work on extension stander through IM 360/361, CPU 342-5. | • Convenient for use to connect<br>D-shaped socket and external power terminal can be connected conveniently, namely convenient for use.<br>• CP 342-5 does not need fan, backup battery or storage module at working. |
| Functions | CP 342-5 provides several different communication services for PROFIBUS bus circuit system:<br>• PROFIBUS-DP (In compliance with en 50170, master or secondary station)<br>• PG/OP Communication<br>• S7 communication (programmable controller, operational panel, S7PLC)<br>• S5 compatible communication: sending-receiving interface. | PROFIBUS-DP master station<br>CP 342-5 can work with DP as the master station in accordance with EN50170. It permits that the secondary station of DP be connected to S7-300, such as the secondary station of CP 342-5 or ET 200.<br>Besides, CP342-5 provides SYNC, FREEZE and share input and output function.<br>Distributed date area of I/O will be transmitted from CP to S7-300. | CP342-5 as the secondary station of DP permits the data exchange between S7-300 and other master stations of PROFIBUS. In this way, composite configuration can be conducted among SIMATIC S5/S7, PC, ET 200 and other field apparatus. DP communication needs the calling-in of function (DP-SEND/DP-RECV). The calling-in of these functions should be integrated into the user program of STEP7. |

### CP 343-5 Communication Processor (to be continued)

| | | | |
|---|---|---|---|
| Functions (to be continued) | PROFIBUS-DP secondary station<br>CP 342-5 as the secondary station of DP, can realize the data transmission between S7-300 and other master stations of PROFIBUS. Composite configuration among apparatus in compliance with PROFIBUS-DP can also be permitted, such as the composite configuration between SIMATIC S5/S7, PC, ET200 And apparatus of other manufactures. The calling-in of function is needed in the process of DP communication. Those kinds of function (DP-SEND/DP-RECV) must be connected to the application program of STEP 7.<br>PG/OP communication<br>It can conduct remote programming on all connected S7 stations through PG/OP communication.<br>• S7 Route<br>PG/OP communication can be realized among the whole network through S7 route. | S7 communication<br>CP 342-5 has the communication functions of S7:<br>• Among the programmable controllers of SIMATIC S7.<br>• Between programmer and PC.<br>• Communicate with human-computer interface (operational panel) and no extra configuration fee for the communication between programmer and operational panel. CP 342-5 can also program the central controller in distributed configuration.<br>With S7 communication function adopted, all the S7 stations connected to network can conduct remote programming and remote configuration.<br>S5 compatible communication (SED/RECEIVE)<br>On the second layer of PROFIBUS (EN 50170), CP 342-5 can be used in | The simplified and optimal interface for date communication. It can also provide the service including SDA (PLC/PLC connection) and SDN (broadcasting mode).<br>Connection with FDL interface Siemens system can be set up between programmable controller and CP342-5, CP343-5, CP443-5, S5-95U through PROFIBUS interface; between s5-115U/H and s5-155U/H through CP5431 FMS/DP and between AT-PC through CP 5412 (A2) . |
| Configuration | CP 342-5 can be configured with the help of STEP 7, STEP 7 together with NCM S7 of PROFIBUS, NCM S7 is absolutely embedded in the programming environment of SETP7. NCM S7 has already | From the version 5.0 of STEP/NCM, configuration date of CP module can also stored in CPU as requested, which will not be lost even it is out of power. Therefore, it is no need to reload configuration parameters through programmer after | The functional module of PROFIBUS-DP is included in the standard configuration of STEP 7. The functional module used for S5 compatible communication (sending/receiving) is stored in the library of SIMATIC NET (after the installation of NCM |

| | | | Front |
|---|---|---|---|
| | become the standard software of STEP 7 from its version 5.0. Therefore, there is no need for independent order or purchasing of independent authorization. | the exchanging of CP module. After the starting-up of CPU, it will transmit the configuration data automatically onto the CP module, the only thing you should pay attention to is that where the space is enough. | S7). For the programmable controller SIMATIC S7 Connected on the network, it can be configured and programmed through network. |
| Design for industry | • I/O progress of S7-300 can be extended through several PROFIBUS-DP interfaces.<br>• Flexibly use the I/O progress through dynamic DP secondary station. | • Through the using of several CP, configuration can be made in automatic solution.<br>• Through S5 compatible communication, S7 300 can be integrated into existing installation system.<br>• SYNC and FREEZE make it suitable for closed-loop task. | |

112 Siemens ST 70.2C 2001

## CP 342 Communication Processor (to be continued)

Technical specifications

| | | | |
|---|---|---|---|
| Transmission rate | 9.6 to 12 Mbit/s | SEND/RECEIVE performance parameter | |
| Interface | | | |
| • Connected to PROFIBUS | 9-frame D-shaped connector | • quantity of active joints max | 16 |
| • Power voltage | 4-frame terminal line | • quantity of date for each connector user max | 240bytes (sending/receiving) |
| Power voltage | | | |
| Current consumption | | | |
| • from the bus circuit on the backboard | 150mA | S7 communication performance | |
| • from 24V | 250mA | • quantity of active joints | 16[1] |
| Power loss | 6.75W | Multi-protocol | |
| Allowable environment condition | | • quantity of active joints max | 32 (without DP) |
| • working state | 0 to 60℃ | • quantity of DP diagnostic data for each connected secondary station max | 28 (with DP) 240bytes |
| • storage and transportation | -40 to 70℃ | | |
| • relative humidity | 95% at +25℃ | | |
| • operational altitude | 2000m above sea level | | |
| Structure | | DP master station performance parameter | |
| • module specification | Compact module | • quantity of active DP secondary stations max | 124 |
| • dimension (W×H×D) mm | 40×125×120 | • total capacity of DP data area | |
| • weight about | 300g | -DP input area max | 2160 Bytes |
| | | -DP output area max | 2160 Bytes |
| | | • total capacity of each connected DP secondary station | |
| | | Capacity of DP data area | |
| | | -DP input area max | 244Bytes |
| | | -DP output area max | 244Bytes |
| | | DP secondary station performance parameter | |
| | | Capacity of DP data area | |
| | | -DP input area max | 240 Bytes |
| | | -DP output area max | 240 Bytes |

Note [1] depend on the type of CPU.

| Order data | Order number | Order data | Order number |
|---|---|---|---|
| CP 342-5 communication processor<br>Connected to S7-300 and PROFIBUS-DP | 6GK 342-5da02-0XE0 | RS 485 PROFIBUS BUS CIRCUIT CONNECTOR<br>Given with 90°outlet.<br>Maximum transmission rate 12Mbit/s | |
| PROFIBUS NCM S7<br>Configuration software printing | Above STEP 7 V5 are included in the scope of | Without programming outlet | 6ES7 972-0BA11-0XA0<br>6ES7 972-0BB11-0XA0 |

Front

| | | | |
|---|---|---|---|
| plate<br>Used for V5.x (STEP 7 V5.X)<br><br>PROFIBUS NCM S7 Pamphlet<br>German<br>English<br><br>SIMATIC S7-300/400 Communication pamphlet<br>German<br>English | supply.<br><br><br><br>6GK7 080-5AA04-8AA0<br>6GK7 080-5AA04-8BA0<br><br><br><br>6GK7 398-8EA00-8AA0<br>6GK7 398-8EA00-8BA0 | With programming outlet<br><br>RS 485 PROFIBUS BUS CIRCUIT CONNECTOR<br>Given with 90°outlet.<br>Used in rapid cable jumper<br>Maximum transmission rate 12Mbit/s<br>Without programming outlet<br>With programming outlet<br><br>PROFIBUS 12M BUS CIRCIUT TERMINAL<br>Maximum transmission rate 12Mbit/s<br>Given with 1.5m cable jumper | <br><br><br><br><br><br><br>6ES7 972-0BA50-0XA0<br>6ES7 972-0BB50-0XA0<br><br><br>6GK1 500-0AA10 |

113 Siemens ST 70.2C 2001

SIMATIC S7-300
Communication Processor

## CP 342-5 FO Communication Processor

| | | | |
|---|---|---|---|
| Overview |  | •PROFIBUS-DP master and secondary station with optical interface can be used for connecting S7-300 and C7 to PROFIBUS at the maximum transmission rate of 12Mbit/s (including 45.45kbit/s).<br>• With the help of internal optical cable interface, it can be connected directly to PROFIBUS network, optical fiber and PCF optical fiber. | • communication service<br>-PROFIBUS-DP<br>-PG/OP communication<br>-S7 communication<br>-S5 compatible communication (SEND/RECEIVE)<br>• Simple configuration and programming<br>• It can conduct PG/OP communication in the network with the help of S7 route.<br>• module can be changed without PG. |
| Application | CP 342-5 FO communication processor the best-price communication device among the PROFIBUS-DP BUS circuit system. It has FOC interface, which can also work under the strong electromagnetic interference. In this way the communication load of CPU can be alleviated. SIMATIC S7-300 and C7 can have communication with the following parts: | • ET200I/ with integrated fiber interface<br>• The communication of S7-300 and 400 can be conducted with the using of IM 467 FO and CP325-5.<br>• PC equipped with CP 5613 FO/5614 FO.<br>• With the help of fiber bus circuit terminal, it can have communication with other PROFIBUS panel joints. The quantity of CP depends on the character of used CPU and the requirements of communication service. | |
| Design | CP 342-5 FO has the following advantages:<br>• Compact design: single-width S7-300 signal module.<br>• Internal FOC interface; duplex socket, used for connecting PROFIBUS directly. | • 4-phase terminal module, used for connecting 24V DC power.<br>• Easy installation; it can be installed on the guiderail of S7-300 and can be connected to module through bus circuit connector. It will not defined by slot. | • In combination with IM 360/361, it can also work on extension stander.<br>• Convenient wire connection: it is convenient to connect it to FOC socket and terminal.<br>• There is no need for fan, backup battery or storage module. |

CP 342-5 FO Communication Processor (to be continued)

| | | | |
|---|---|---|---|
| Functions | Cp 342-5 provides several communication services:<br>• PROFIBUS-DP (in compliance with IEC 61 158/EN 50 179, master or secondary station)<br>•PG/OP communication<br>•S7 communication<br>• compatible S5 communication (SEND/RECEIVE)<br>• PROFIBUS-DP master station<br>PROFIBUS-DP master station<br>CP 342-5 FO is in compliance with condition of IEC 61 158/EN 50 170 as master station, and can handle communication assignments independently. It can support class 1 and 2 service of the master station Continuously transmit distributed I/O data area between CP and CPU, no mater CP is either the master or secondary station.<br>• distributed ET 200I/O with internal fiber interface<br>• S7-300 as secondary station (with CP 342-5 FO)<br>• PC as secondary station (with CP 5614)<br>• Fiber bus circuit terminal connected to other DP secondary stations.<br>Besides, CP 342-5 can also provide sync, freeze, shared input and output functions and etc. | PROFIBUS-DP secondary station<br>CP342-5 FO can exchange data between S7-300 and 400 with the help of IM 467 FO as secondary station, and meanwhile have communication with other DP master stations trough OBT, and installed together with S5/S7, PC, ET200 and other field devices in compliance with PROFIBUS-DP.<br>It need function calling-in for conducting DP communication either as master or secondary station. STEP 7 has already provides those functions (DP-SEND/DP-RECV), which must be integrated in application programs.<br>PG/OP communication<br>Remote programming can be conducted on all the S7 stations on the network with the help of PG/OP.<br>• S7 route: with the use of S7 route, PG/OP communication can be conducted on the network.<br>S7 communication<br>• have communication among S7PLC ( S7-300 can only be server )<br>• have communication with operator panel<br>• have communication with PC<br>In the communicating with programmer and operator panel, no other configuration is needed. Through CP342-5 FO, programming and configuration can be conducted to central controller in distributed structure. | Communication compatible with S5 (SEND/RECEIVE)<br>Base on the secondary protocol of PROFIBUS (fdl), CP 342-5 FO provides one simplified and optimal interface, through which communication can be made in the process and field.<br>With this interface, the communication can be made between S5, S7, 505 and PC. Apart from SDA service (PLC/PLC links), SEND/RECEIVE also provides SDN service. The PLC participating in communication is:<br>• S7 equipped with CP 342-5, CP342-5 and CP 443-5.<br>• 95U equipped with PROFIBUS interface, S5115U/H, 135U and 155U/H equipped with CP 5431 FMS/DP.<br>• SIMATIC 505 equipped with CP 5434-FMS<br>• PC equipped with CP5511, CP 5611, CP 5613 FO, CP 5614 FO.<br>• Products with FDL interface manufactured by other manufactures.<br>In STEP 7 application program, the calling-in of function must be integrated (PLC-SEND/PLC-RECEIVE), and SEND/RECEIVE must be used. |
| Structure | CP 342-5 should be configured to PROFIBUS with the help of STEP 7, STEP 7 AND NCM S7, and NCM S7 should be absolutely embedded in the environment of S7. NCM S7 (above the V5) is integrated in STEP 7 and can be compatible with STEP 7. Therefore there is no need for the separate purchasing | Therefore the data will be preserved even the power is off; in the process of update module, there is no need for downloading production information through programmer once again. When the | It is possible to conduct configuration and programming for all the S7 PLC on the network.<br>In the standard STEP 7 Library, the functional module of PROFIBUS-DP has been included. After the |

## SIMATIC S7-300

## Communication processor

### CP 342-5 FO communication processor (continued)

| | | |
|---|---|---|
| Industrial design | • Optical fiber technology is applied to:<br>-an environment with severe electromagnetic interference<br>-an environment where high transmission rate is required<br>• CP 342-5 FO is directly connected to an optical fiber PROFIBUS, in particular applicable to a severe industrial environment.<br>• I/O expansion can be performed on S7-300 by means of multiple PROFIBUS-DP interfaces. | • Configuration with respect to sub-processes can be performed on an automatic system by means of multiple CPs.<br>• Multiple applications can be satisfied by means of using different communication services at the same time.<br>• Closed-loop control task can be realized by means of SYNC and FREEZE. |

| | |
|---|---|
| Technical specifications | |
| Data transmission rate | 9.6kbit/s to 12Mbit/s |
| Interface | (except for 3M and 6Mbit/s) |
| • connected to PROFIBUS | |
| • power supply | 2 x duplex socket |
| Power voltage | 4 polar terminal blocks |
| Current consumption | 24V DC |
| • from backplane bus | |
| • from 24V DC | 150mA |
| Power consumption | 250mA |
| | 6.75 W |

| | |
|---|---|
| Maximum distance between two adjacent network stations | |
| • plastic FOC maximum | 50m |
| • PCF FOC | 300m |
| Allowed environmental condition | |
| • working temperature | 0-60 degrees centigrade |
| • transportation/storage temperature | -40-70 degrees centigrade |
| | elevation of 2000 meters |
| • relative humidity | compact |
| • working height | 40 x 125 x 120mm |
| Design | About 300g |
| • modular specification | |
| • size (W x H x D) | |
| • weight | |

| | |
|---|---|
| Performance data | |
| S7 communication | |
| • number of available connection points (maximum) | 16[1)] |
| Communication compatible with S5 (SEND/RECEIVE) | 16<br>240 bytes (SEND and RECEIVE) |
| • number of available connection points (maximum) | maximum 32 (no DP)/28 (DP available) |
| • applied data/connection multi-protocol work (maximum) | 240 Byte |
| • number of available | |

| | |
|---|---|
| Function of DP master station | 124 |
| • number of DP passive stations (maximum) | 2160 bytes |
| • size of DP data zone (total number) | 2160 bytes |
| -DP input range (maximum) | |
| -DP output range (maximum) | 244 bytes |
| Function of DP passive station | 244 bytes |
| • size of DP data zone | |
| -DP input range | |
| -DP output range | |
| | 240 bytes |

Front

| | |
|---|---|
| connection points<br>• diagnostic data size of each connection from a station (maximum) | 240 bytes |

1) is dependent on CPU applied

Ordering data

| | | | |
|---|---|---|---|
| CP 342-5 FO communication | 6GK1 342-5DF00-0XE0 | PROFIBUS plastic optical | 6GK1 905-6PA10 |
| processor uses FO cable to | | fiber stripping tool | 6ES7 195-1BE00-0XA0 |
| connect S7-300 with | | Plug adaptor | Refer to CP 342-5 |
| PROFIBUS-DP for a NCM S7 | | NCM S7 handbook for | |
| configuration software of | included in the ordering | PROFIBUS | 6GK1 970-5CA20-0AA0 |
| PROFIBUS | range of STEP 7 in version 5 | Network handbook for | 6GK1 970-5CA20-0AA1 |
| PROFIBUS plastic optical | or more, | PROFIBUS | |
| fiber | 6GK1 901-0FB00-0AA0 | German | |
| Simplex plug polishing kit | | English | |

116 Siemens ST 70.2C 2001

## SIMATIC S7-300

### Communication processor

#### CP 343-5 communication processor

**Brief introduction**



• for the connection of SIMATIC S7-300 and PROFIBUS
• for sharing the communication task of CPU
• configuration and programming are carried out simply by means of PROFIBUS
• integrated into S7-300 system without all peradventure

• communication services
- PG/OP communication
- PROFIBUS-FMS
- S7 communication
- S5 compatible communication (send/receive)
• PG/OP communication between networks is carried out by means of S7 route
• a template is not replaced by PG.

**Application**

CP 343-5 communication processor is applied to SIMATIC S7-300 and SIMATIC C7 of a PROFIBUS bus system, sharing communication tasks of CPU and supporting other communication connections.

Communication possibility of S7-300 through the communication processor:
• communication with PROFIBUS station through PROFIBUS-FMS
• communication with programmer and human-machine interface device
• communication with other SIMATIC S7 systems
• communication with SIMATIC S5 programmable controllers
• number of available CP modules is dependent on the performance of CPU and requirements of communication tasks

**Structure**

CP 343-5 communication processor has all the advantages of a SIMATIC S7-300 system
• compact structure
9-pin D-type connector is used for connecting PROFIBUS; 4-pin terminal strip is used for connecting an outside 24V DC power voltage
• The module is two times standard width of the SIMATIC S7-300 module.
• simple installation
CP 343-5 is installed on a DIN standard guiderail of S7-300, connected with an adjacent module through a bus connector, without slot regulations.
• applicable on an expansion stander by means of IM 360/361 and CP 343-5
• convenient wire connection for users
D-shape socket and terminal strip can be easily connected and used
• CP 343-5 does not require a fan and a spare battery as well as a storage module.

**Function**

CP 343-5 provides different PROFIBUS communication services for users:
• PROFIBUS-FMS (conforming to EN 50170)
• S7 communication (PG, OP, S7 controllers)
• S5 compatible

• READ, WRITE
- for reading/writing variables of communication partners from user programs (through variable directory or variable name)
- for transmitting local

• INFORMATION REPORT;
Through radio services, information can be transmitted to all network nodes
• IDENTIFY
For requesting identification characteristics of communication partners

| | | | Front |
|---|---|---|---|
| | communication (send/receive)<br>• PG/OP communication<br>Conforming to PROFIBUS-FMS of PROFIBUS EN 50170, allowing communication through different FMS services | variable values to communication partners<br>- supporting part of access variable values<br>- for communication processing through non-circulation (master station, master station/passive station), non-circulation connection or circulation connection | • STATUS<br>For requesting status of communication partners<br>Refer to CP 342-5 for S7 communication and S5 compatible communication PG/OP communication |

Siemens ST 70.2C 2001 117

## SIMATIC S7-300
## Communication processor

| CP 343-5 communication processor (continued) | | | |
|---|---|---|---|
| Configuration | STEP 7 or STEP 7 and NCM S7 software of PROFIBUS can be used for the configuration of CP 343-5; NCM S7 is completely embedded in the programming environment of STEP 7. NCM S7 becomes built-in standard software of STEP 7 beginning from version 5.0. Therefore, there is no need to separately order and purchase independent authority. | Beginning from the version STEP/NCM S7 5.0, the configuration data of CP module can also be present in CPU as required and will not be lost even the power is off; therefore, after the CP module is replaced, there is no need to re-download configuration parameters by a programmer; after the CPU is started, configuration parameters will be automatically transmitted to a CP module. In such a situation, pay attention to whether the memory space of the CPU is enough. | A function block of PROFIBUS-DP is included in a standard base of STEP 7. The function block for S5 compatible communication (send/receive) is present in a SIMATIC NET base (after the NCM S7 is installed). The SIMATIC S7 programmable controller connected on a network can be configured and programmed through the network. |
| Industrial design | • The application of PROFIBUS-FMS can integrate SIMATIC S7 into other automatic networks conveniently.<br>• Due to simple configuration and availability of data conversion on CP by itself, a user only needs a little knowledge on the PROFIBUS-FMS for the operation | • Automatic solution on sub-process configuration can be realized through several CPs.<br>• Due to the application of S5 compatible communication, S7-300 can be integrated to a conventional installation system. | |
| Technical specifications | | | |
| Data transmission rate | 9.6 to1500kBit/s | SEND/RECEIVE | 16 |
| Interface | | performance parameters | 240Bytes (SEND and RECEIVE) |
| • connected to PROFIBUS | 9-pin D-type connector<br>4-pin terminal strip | • number of effective connection (maximum) | |
| • power supply | 24V DC | • data capacity of each user in connection (maximum) | |
| Power voltage | | | |
| Current consumption | 70mA | | 161) |
| • from backplane bus | 250mA | Performance parameters of S7 communication | |
| • from 24V DC | 6.35 W | | |
| Power consumption | | • number of effective connections (maximum) | 48 |
| Allowed environment conditions | 0 to +60 degrees centigrade | multi-protocol | |

| | | | |
|---|---|---|---|
| • operation state | -40 to +70 degrees | • number of effective | |
| • storage and | centigrade | connections (maximum) | |
| transportation | 95% when the | Performance parameters | 16 |
| • relative humidity | temperature is +25 | of FMS function | 237Bytes |
| • working height | degrees centigrade | • number of effective | 233Bytes |
| Structure | Altitude of 2000m | connections (maximum) | |
| • modular format | | • variable length of READ | 256 |
| • size (W x H x D) | Compact module | • variable length of | 256 |
| • weight | 80 x 125 x 120 | WEITE and REPORT | |
| | 600g | • variables of | |
| | | configurable server | |
| | | • loadable variables | |

Note 1) is dependent on the type of CPU

| Ordering data | Order number | Ordering data | Order number |
|---|---|---|---|
| CP 343-5 Communication processor | 6GK7 343-5FA00-0XE0 | PROFIBUS NCM handbook | Refer to CP 342-5 |
| PROFIBUS NCM S7 configuration software | Refer to CP 342-5 | PROFIBUS bus connector | Refer to CP 342-5 |
| | | PROFIBUS 12M bus terminal | Refer to CP 342-5 |

118 Siemens ST 70.2C 2001

SIMATIC S7-300

Communication processor

| CP 343-1 communication processor | | | |
|---|---|---|---|
| Brief introduction |  | • connected with SIMATIC S7-300 and industrial Ethernet<br>- 10/100Mbit/s full duplex, automatic switch<br>- connected with ITP, RJ45 and AUI<br>- establishment of multi-protocol mode with ISO and TCP transmission protocols | • communication services<br>- ISO and TCP/IP transmission protocol<br>- PG/OP communication<br>- S7 communication<br>- S5 compatible communication (SEND/RECEIVE)<br>• automatic conversion between AUI and industrial twisted-pair interface<br>• optional software package NCM S7 for industrial Ethernet is applied to the configuration of CP 343-1<br>• long-distance programming through network |
| Application | CP 343-1 communication processor is a SIMATIC S7-300 communication processor | Sharing communication tasks of CPU and allowing other connections. It can be communicated with following equipment through CP 343-1 and S7-300 | • programmer, computer and human-machine interface device<br>• other SIMATIC S7 systems<br>• SIMATIC S5 programmable controller |
| Structure | CP 343-1 communication processor has all advantages of a SIMATIC S7-300 system:<br>• compact structure<br>Included in a firm plastic shell are: 15-pin D-type socket, with sliding lock and connected with an industrial Ethernet; 4-pin terminal strip for connecting an outside 24V DC power supply; RJ45 socket used for quick connection with the industrial Ethernet. | • simple installation<br>CP 343-1 is installed on a DIN standard guiderail of S7-300 and connected with an adjacent module through a bus connector.<br>Without slot regulations | • convenient wire connection for users<br>D-shape socket allows automatic conversion between AUI and twisted-pair interface<br>• CP 343-1 does not require a fan and a spare battery<br>• IM360/361 and CP 343-1 are applied; it can be operated on an expansion stander |
| Function | CP 343-1 processes data communication independently on an | Based on 4th layer (ISO transmission), at most 8000 bytes of data can be | Necessary function calls are part of Ethernet NCM S7 and shall be |

industrial Ethernet. The module has a processor of itself, conforming to layers 1-4 protocols of international standard. The following communication services are realized by means of multi-protocol:

• PG/OP communication

Through PG/OP communication, long-distance programming can be performed on all S7 stations on a network.

• S7 route

Through the S7 route, PG/OP communication can be realized among multiple networks.

• S5 compatible communication (SEND/RECEVE and FETCH/WRITE);

transmitted through simple and optimized data communication interface connected with ISO transmission.

The following interfaces can be used:

• ISO transmission

• TCP transmission with PFC 1006 (e.g. CP 1430 TCP) or without PFC 1006

• UDP, as transmission protocol S5 compatible communication of CP343-1, is used for the communication among SIMATIC S7 and SIMATIC S5, SIMATIC S7-300/-400 and computer/PC.

integrated into user programs.

• S7 communication function

For communication with S7-300 (server only), S7-400 (server and client), HMI system and PC machine (by SOFTNET S7 or S7-1613)

Communication through CP 343-1; without other configurations. CPU long-distance programming can be realized through an industrial Ethernet or WAN by a programming device.

## SIMATIC S7-300

## Communication processor

| CP 343-1 communication processor (continued) | | | |
|---|---|---|---|
| Configuration | STEP 7 or STEP 7 and NCM S7 software of industrial Ethernet can be used for the configuration of CP 343-1; NCM S7 is completely embedded in the programming environment of STEP 7. NCM S7 becomes built-in standard software of STEP 7 beginning from version 5.0. Therefore, there is no need to separately order and purchase independent authority. | Beginning from the version STEP/NCM S7 5.0, the configuration data of CP module can also be present in CPU as required and will not be lost even the power is off; therefore, after the CP module is replaced, there is no need to re-download configuration parameters by a programmer; after the CPU is started, configuration parameters will be automatically transmitted to a CP module. In such a situation, pay attention to whether the memory space of the CPU is enough. | A function block of PROFIBUS-DP is included in a standard base of STEP 7. The function block for S5 compatible communication (send/receive) is present in a SIMATIC NET base (after the NCM S7 is installed). The SIMATIC S7 programmable controller connected on a network can be configured and programmed through the network. |
| Industrial design | • S7-300 can be directly integrated into a complex system through a 100Mbit/s industrial Ethernet.<br>• long-distance programming can be realized through TCP/IP of WAN, and telephone wire can be used for connection (e.g. ISDN) | • free UDP connection is applicable to any number of stations<br>• a module is applicable to multiple applications: PG/PC, HMI system, S5/S7 | |
| Technical specifications | | | |
| Data transmission rate | 10Mbit/s and 100Mbit/s | Configuration software | NCM S7 for industrial Ethernet |
| Interface | | Performance data | |
| • connected to industrial Ethernet (10/100Mbit/s) | 15-pin D-type socket (automatic switch between AUI and industrial twisted-pair) | S5 compatible communication (SEND/RECEIVE) | 16 |
| • 10 Base T, 100 Base TX | | • number of ISO transmission connection (maximum) | 16 |
| • power supply | | | 8KB |
| Power voltage | RJ45 | | |
| Current consumption | 4-hole terminal block | | |

• from backplane bus
• from 24V DC
Power consumption
Allowed environment conditions
• operation state
• storage and transportation
• relative humidity
• working height
Structure
• modular format
• size (W x H x D)
• weight

+5V DC (+/-5%) and 24V (+/-5%)

70mA
About 0.6A
8.3 W

0 to +60 degrees centigrade
-40 to +70 degrees centigrade
95% when the temperature is +25 degrees centigrade
Altitude of 3000m

Compact module, double width of S7-300
80 x 125 x 120
600g

• number of TCP transmission connection (maximum) 16
• user transmission amount [1] (maximum) 32
S7 and PG/OP communication
• number of S7 connection [2] (maximum)

Multi-protocol means
• number of connections which can be established (maximum)

Note [1] is dependent on CPU performance
Note [2] is dependent on the S7 CPU and FM module applied

| Ordering data | Order number | Ordering data | Order number |
|---|---|---|---|
| CP 343-1 Communication processor (new) | 6GK7 343-1EX10-0XE0 | NCM S7 handbook for industrial Ethernet | |
| Connected with SIMATC S7-300 and industrial Ethernet | Step 7 V5.0 and more are included in STEP 7 | • for STEP 7 V5.X | |
| | | German | 6GK7 080-1AA03-8AA0 |
| NCM S7 configuration software for industrial Ethernet | | English | 6GK7 080-1AA03-8BA0 |

CP 343-1 IT communication processor

Brief introduction



• connected with SIMATIC S7-300 and industrial Ethernet
- 10/100Mbit/s full duplex, automatic switch
- connected with ITP, RJ45 and AUI
- establishment of multi-protocol mode with ISO and TCP transmission protocols

• communication services
- ISO and TCP/IP transmission protocol
- PG/OP communication
- S7 communication
- S5 compatible communication (SEND/RECEIVE)
• Process data can be accessed by means of a Web browser.
• An E-mail can be

| | | | |
|---|---|---|---|
| | | | sent from S7-300 by means of the E-mail function<br>• long-distance programming through network |
| Structure | CP 343-1 IT communication processor has all advantages of a SIMATIC S7-300 system:<br>• compact structure<br>In front of a firm plastic shell is a 15-pin SUB-D socket with a lock catch for the connection with industrial Ethernet (AUI/ITP) | • simple connection<br>CP 343-1 IT is installed on a stander of S7-300 and connected with other S7-300 templates through a backplane bus.<br>Without slot regulations | • friendly connection for users<br>A SUB-D connector can be automatically switched between AUI and a twisted-pair interface |
| Function | CP 343-1 processes data communication independently on an industrial Ethernet. The module has a processor of itself, conforming to layers 1-4 protocols of international standard. The following communication services are realized by means of multi-protocol:<br>• PG/OP communication<br>Through PG/OP communication, long-distance programming can be performed on all S7 stations on a network.<br>• S7 route<br>Through the S7 route, PG/OP communication can be realized among multiple networks.<br>• S5 compatible communication (SEND/RECEVE and FETCH/WRITE);<br>Based on $4^{th}$ layer (ISO transmission), at most 8000 bytes of data can be transmitted through simple and optimized data communication interface connected with ISO transmission. | The following interfaces can be used:<br>• ISO transmission<br>• TCP transmission with PFC 1006 (e.g. CP 1430 TCP) or without PFC 1006<br>• UDP, as transmission protocol S5 compatible communication of CP343-1, is used for the communication among SIMATIC S7 and SIMATIC S5, SIMATIC S7-300/-400 and computer/PC.<br>Necessary function calls are part of Ethernet NCM S7 and shall be integrated into user programs.<br>• S7 communication function<br>For communication with S7-300 (server only), S7-400 (server and client), HMI system and PC machine (by SOFTNET S7 or S7- | Communication through CP 343-1; without other configurations. CPU long-distance programming can be realized through an industrial Ethernet or WAN by a programming device.<br>IT function<br>• Web server<br>HTML web pages can be downloaded to be browsed with a standard browser.<br>• standard Web page<br>In order to monitor the S7-300 controller, the web pages can be generated through any HTML tool.<br>• E-mails<br>E-mails can be sent from user programs through FC alls. |

1613)

Siemens ST 70.2C 2001 121

## SIMATIC S7-300
## Communication processor

| CP 343-1 IT communication processor (continued) | | | |
|---|---|---|---|
| Configuration | For the configuration of CP 343-1 IT, NCM S7 V5.0 for industrial Ethernet is required, included in a software package of STEP 7 V5 or more<br>WWW web page is generated by a standard editor and uploaded in a template by a standard PC tool (FTP) | The order comprises a CD, with detailed examples and shared software tool, which can be purchased directly from a manufacturer. | In addition, all user handbooks are included in the CD. |
| Industrial design | • Process information (password protection) is accessed through a standard Web browser; expenses of software for users are canceled.<br>• event driving information is sent in local area and in the world through an IT communication path | • A CP can realize production communication (high priority) and IT communication | • WAN characteristics of TCP/IP enable the long-distance programming; and telephone networks (e.g. ISDN) can be applied. |
| Technical specifications | | | |
| Data transmission rate<br>Interface<br>• connected to industrial Ethernet (10/100Mbit/s)<br>• 10 Base T, 100 Base TX<br>• power supply<br>Power voltage<br>Current consumption<br>• from backplane bus<br>• from 24V DC<br>Power consumption<br>Allowed environment conditions<br>• operation state<br>• storage and transportation<br>• relative humidity<br>• working height<br>Structure<br>• modular format | 10Mbit/s and 100Mbit/s<br>15-pin D-type socket (automatic switch between AUI and industrial twisted-pair)<br>RJ45<br>4-hole terminal block<br>+5V DC (+/-5%) and 24V (+/-5%)<br>70mA<br>About 0.6A<br>8.3 W<br>0 to +60 degrees centigrade<br>-40 to +70 degrees centigrade<br>95% when the | Configuration software<br>Performance data<br>S5 compatible communication (SEND/RECEIVE)<br>• number of TCP/IP connection<br>• number of ISO connection<br>• transmission amount of TCP/IP<br>• number of UDP simultaneous operations<br>• data amount for UDP transmission<br>S7 and PG/OP communication<br>• Number of connections<br>IT communication | NCM S7 for industrial Ethernet<br>max，16<br>max，16<br>max，8kBytes<br>ma，16<br>max，2048kBytes<br>max，16<br>max，1<br>10MB<br>max，32 |

| | | |
|---|---|---|
| • size (W x H x D)<br>• weight | temperature is +25 degrees centigrade<br>Altitude of 3000m<br><br>Compact module, double width of S7-300<br>80 x 125 x 120<br>600g | • number of connections with an E-mail server<br>• number of connections with Web clients<br>Multi-protocol operation<br>• number of connection established |

| Ordering data | Order number |
|---|---|
| CP 343-1 IT communication processor<br>ISO and TCP/IP are used for the connection of SIMATIC S7-300 and industrial Ethernet , S7 communication ,<br>FETCH/WRITE, SEND/RECEIVE, E-mail and WWW ,<br>10M/100M bit/s<br>NCM S7 industrial Ethernet configuration software | 6GK7 343-1GX00-0XE0<br><br>Versions 5.0 or more is provided together with STEP 7 |

122 Siemens ST 70.2C 2001

Overview

- For simple and user-friendly connection of sensors and actuators
- For retaining the wiring when replacing modules
- With coding to avoid mistakes when replacing modules

Application

Front connector is convenient for the user to connect sensors and actuators to the signal module.

It is inserted into modules with the protection of a front cover. When replacing modules, what you need to do is to remove the front connector, without spending a long time to wiring. When replacing modules, to avoid mistakes, the front connector has been coded and later it is only applied to the same type of modules, when it is firstly inserted.

when replacing modules

- Coding component socket There are two coding components with top covers on the module. When firstly inserted, the top covers are inserted into the front connector permanently.

Structure

20-pin front connector has:

- 20 screw- type terminals used for wiring
- Cable clamp
- Release button used for loosening the front connector

20-pin front connector is applied to:

- Signal modules (except 32-channel modules)
- Function modules
- 312 IFM CPU

40-pin front connector is applied to:

- 32-channel signal modules



40-pin front connector has:

- 40 screw- type terminals used for wiring
- Cable
- Fastening bolts used for tightening and loosening the front connector when replacing modules
- Coding component socket There are two coding components with top covers on the module. When inserted firstly, the top covers are inserted into the front connector permanently.

| Ordering data | Oder number |
|---|---|
| Front connector | |
| 20-pin, with screw-type terminals, number: 1 | 6ES7 392-1AJ00-0AA0 |
| 20-pin, with screw-type terminals, number: 100 | 6ES7 392-1AJ00-1AB0 |
| 20-pin, with spring-type terminals, number: 1 | 6ES7 392-1BJ00-1AA0 |

| Ordering data | Oder number |
|---|---|
| Front connector | |
| 40-pin, with screw-type terminals, number: 1 | 6ES7 392-1AM00-0AA0 |
| 40-pin, with screw-type terminals, number: 100 | 6ES7 392-1AM00-1AB0 |
| 40-pin, with spring-type terminals, number: 1 | 6ES7 392-1BM01-0AA0 |

# Connection method

SIMATIC TOP Connection

Overview
30 meters



- Quick, connecting sensors and actuators without mistakes, the longest
- used for the wiring in the switchgear
- including front connector modules, connecting cables and terminal blocks
- All the parts can be simply connected and separately replaced

Application

Fully modular terminals allow convenient, fast and error-free connection of sensors and actuators to SIMATIC S7-300. According to the operation requirement, the distance between the signal module and sensors or actuators is up to 30 meters.

Structure

Fully module terminals include:

- Front connector module
  Used for connecting 16-channel or 32-channel signal module

However, to analog signal module, because of interference, the allowed distance between Load Power L+ and Ground M is 5 meters. For the Front distance of more than 5 meters, the front connector and terminal blocks all need adding power supply.

- connecting cable to connect front connector module and terminal blocks
- terminal blocks connecting sensors and actuators

# SIMATIC S7-300

## Connection method

SIMATIC TOP Connection

Fully modular terminals are user-convenient wiring solutions:

- The inserting and replacement of all the parts are very simple.
- Line length can be configured, not need cut off
- the wiring of electric cabinet can be easily understood

- Shielding for simulating the shielding connection of terminals block

Front connector module Front connector module replaces S7-300 to be inserted into the signal module. It has:

• 2-pin or 4-pin plug to used for connecting cables

• 2 or 4 terminals are used for connecting the power supply

If the total current exceeds 4 Ann, never supply the external power source to the signal module by connecting cables. In this case, the power supply shall be directly supplied to the front connector module.

• The types include:

- Digital I/O modules 24 volts / 0.5 Ann 16-channel or 32-channel
- Digital output module 24 volts / 2 Ann
- analog I/O modules

Connecting cable

Connecting cable includes:

- 1 root 16 core round sheath flat cable
- Each ends of the cable has a plug (aperture  flat cable connector)

# SIMATIC S7-300

## Connection method

### SIMATIC TOP Connection

It can transmit 8 channels, up to 30 meters.

Connecting cables must be cut to the appropriate length degrees and wiring. Round sheath flat cable can add or does not add shielding.

Structure
(Cont.)

Terminal blocksTerminal blocks can connect up to eight channels and power supplies. They include screw-type and spring-type blocks, altogether 4 types:

- 1 Cable connecting terminal blocks used for sensors and actuators are connected to the terminal blocks when they do not receive terminal blocks alone
- 2 Output module terminal blocks: because all the cables need transmit signals, external power supplies must be linked to the front connector module.
- 3 Line starter terminal blocks: Include:
  - 8 Signal terminals
  - 10 grounding terminals
  - 10 positive supply terminals
- 4 Analog signal module terminal blocks used for analog input/output module, with separate shielding panels, can make on-screen connection


Front connector
Power
terminals
Power
terminals
Cable
length,
max,
30 m
Cable
length,
max,
30 m
TP3
Termina
l block

Power terminals, Actuator

Figure 1-26 Fully molecular terminal structure

Technical Specification

# SIMATIC S7-300

## Connection method

SIMATIC TOP Connection

| | | | |
|---|---|---|---|
| Front connecting module | | 1 wire connection and 3 wire | |
| Work voltage | | connection terminal block of | 60 V voltage |
| • Rated value | 24V DC | starter | 1A |
| • Max | 60V DC | working voltage, max | 4A |
| Continuous current per spin, | 1A | Continuous current per signal | 0 to 60°C |
| max | 4A | Total current Max | Random |
| Total current per spin, max | 0 to 60°C | Ambient temperature | IEC report 664，IEC664A， |
| Ambient temperature | 0.5KV DC，50Hz，60s | Installation position | IEC1131T2， |
| Isolation tested at | according to DIN CDE 0110 | Gas and power leakage path | CSAC22，2No142UL508， |
| Gas and power leakage path | (01.89) | | (12.90)，voltage |
| | IDE 664 (1980)，IEC 664A | | level II ， |
| | (1980)，voltage level II ， | | pollution |
| | pollution | | |
| Cable | Level 2 | | 0.2 to 1.5mm$^2$ |
| Work voltage | | Section of the cables connected | 0.2 to 1.5mm$^2$ |
| Continuous | 60V DC | • without cable nose | |
| current on each | 1A | • With cable nose | 51 x 41 x 55 |
| line | 4A | Dimensions (W x H x D) in mm | 60 x 41 x 70 |

Technical Specification

| | |
|---|---|
| 2 terminal blocks of | |
| installation module | 60V DC |
| working voltage, max | 2A |
| Continuous current per signal | 0 to 60°C |
| Ambient temperature | Random |
| Installation position | IEC report 664 , IEC664A , |
| Gas and power leakage path | VDE0160 (12.09) , |
| | CSAC22 , 2No142UL508 , |
| | VDE0160 (12.90) , |
| | over-voltage level II , |
| | PollutionLevel 3 |
| Section of the cables connected | 0.2 to 1.5mm$^2$ |
| • without cable nose | 0.2 to 1.5mm$^2$ |
| • With cable nose | 60 x 41 x 70 |

| | |
|---|---|
| terminal blocks of installation | |
| module | 60V DC |
| working voltage, max | 1A |
| Continuous current per spin, | 0 to 60°C |
| max | Random |
| Ambient temperature | IEC report 664 , IEC664A , |
| Installation position | IEC1131T2 , |
| Gas and power leakage path | CSAC22 , 2No142UL508 , |
| | VDE0160 (12.90) , |
| | over-voltage level II , |
| | PollutionLevel 3 |
| | 0.2 to 1.5mm$^2$ |
| Section of the cables connected | 0.2 to 1.5mm$^2$ |
| • without cable nose | 60 x 41 x 70 |

| Ordering data | Oder number |
|---|---|
| Front connector | |
| (2 x 8I/O) | |
| spring-loadedterminals | 6ES7 921-3AA00-0AA0 |
| • Screw-type terminals | 6ES7 921-3AB00-0AA0 |
| Front connector | |
| (4 x 8I/O) | |
| spring-loadedterminals | 6ES7 921-3AA20-0AA0 |
| Front connector 2A | |
| (1 x 8O) | |
| spring-loadedterminals | 6ES7 921-3AC00-0AA0 |
| • Screw-type terminals | 6ES7 921-3AD00-0AA0 |
| Front connector for analog | |
| | 6ES7 921-3AF00-0AA0 |
| signals | 6ES7 921-3AG00-0AA0 |
| spring-loadedterminals | |
| • Screw-type terminals | |
| cable | |
| Flat cable, 16 core, sold by | 6ES7 923-0CD00-0AA0 |
| meters | 6ES7 923-0CG00-0AA0 |
| Unshielded | |
| • 30m | 6ES7 923-0CD00-0BA0 |
| • 60m | 6ES7 923-0CG00-0BA0 |
| Shielded | |
| • 30m | |
| Flat cable,round cover . 2 X 16 core, sold by meters, unshielded | 6ES7 923-2CD00-0AA0 |
| | 6ES7 923-2CG00-0AA0 |
| • 30m | 6ES7 928-1BA00-0AA0 |
| • 60m Shielding plate of analog terminal block, amount4, Shielded connecting terminals of the shielding plate | |
| | 6ES7 390-5AB00-0AA0 |
| | 6ES7 390-5BA00-0AA0 |
| 2 | 6ES7 390-5CA00-0AA0 |
| □2 to □1% | |
| 3 to 28.8V | 6ES7 921-3BE10-0AA0 |

| Ordering data | Oder number |
|---|---|
| Terminal blocks | |
| 1-wire connection | |
| 1 units | |
| spring-loadedterminals | 6ES7 924-0AA00-0AB0 |
| Screw-type terminals | 6ES7 924-0AA00-0AA0 |
| 10 units | |
| spring-loadedterminals | 6ES7 924-0AA00-1AB0 |
| Screw-type terminals | 6ES7 924-0AA00-1AA0 |
| Terminal blocks | |
| Output module for two A | |
| output | |
| 1 units | 6ES7 924-0BB00-0AB0 |
| spring-loadedterminals | 6ES7 924-0BB00-0AA0 |
| Screw-type terminals | |
| 10 units | 6ES7 924-0BB00-1AB0 |
| spring-loadedterminals | 6ES7 924-0BB00-1AA0 |
| Screw-type terminals | |
| Terminal blocks | |
| For 3wire connection | |
| 1 units | 6ES7 924-0CA00-0AB0 |
| spring-loadedterminals | 6ES7 924-0CA00-0AA0 |
| Screw-type terminals | |
| 10 units | 6ES7 924-0CA00-1AB0 |
| spring-loadedterminals | 6ES7 924-0CA00-1AA0 |
| Screw-type terminals | |
| Terminal blocks | |
| For analog modules | |
| 1 units | 6ES7 924-0CC00-0AB0 |
| spring-loadedterminals | 6ES7 924-0CC00-0AA0 |
| Screw-type terminals | |
| 10 units | 6ES7 924-0CC00-1AB0 |
| spring-loadedterminals | 6ES7 924-0CC00-1AA0 |
| Screw-type terminals | |
| Groove tools | 6ES7 928-0AA00-0AA0 |
| For connecting connectors | |

# Connection method

SIMATIC TOP Connection

Overview



- Used in switchgear for fast and direct connection of independent components
- Including the front connector whose single line has been connected
- 0.5 square millimeters cross sectional area may meet higher power requirements.

| | |
|---|---|
| Application to S7-300 input/output module. | Flexible connection mode can fast and directly connect the separate components in the switchgear |
| Characteristics | • Single-core cable, can be connected to each element in the control cabinet.<br>• Higher wire section area, allowing higher current and reducing the drop pressure. |

Line diameter 0.5 mm2 can allow higher current.

SIMATIC TOP
Connection

- Convenient wiring; Wire cable number, can correspond to I/O module.
- Single wire legation, making the electrical ark more clean and tidy.

## Connection method

SIMATIC TOP Connection

Design

- Wires have connected to the front connector
- Line diameter is .5 mm2, with wire cable number

| | |
|---|---|
| • Single wire strapping into a bundle<br>• Standard length 2.5 m, 3.2 m, 5.0 m, can be ordered according to special need. | Flexible |

# SIMATIC S7-300

## Interface module

IM 360/IM 361，IM 365 Interface module

Technical data

| | | | |
|---|---|---|---|
| Connector with 1 cored cable,Working voltage for 16 channels rated working voltage Continuous current for all wires permissible temperature Number of cables Section of of cables | 24V DC<br>1.5A<br>0 to 60 degrees<br>20，H05V-K single cored $0.5mm^2$，copper wire<br>Approx. 15mm<br>Blue，Number 1 to 20 continuously arranged<br>Front connector =number of | Connector with 1 cored cable,Working voltage for 32 channels rated working voltage Continuous current for all wires permissible temperature Number of cables Section of of cables | 24V DC<br>1.5A<br>0 to 60 degrees<br>40，H05V-K single cored $0.5mm^2$，copper wire<br>Approx. 17mm<br>Blue，Number 1 to 40 continuously arranged<br>Front connector =number of |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| Front connector, with single-core cable<br>20 x $0.5mm^2$；QTY 1<br>for SIMATIC S7-300 (16I/O) | | Front connector, with single-core cable<br>20 x $0.5mm^2$；5 per pack<br>for SIMATIC S7-300 (16I/O) | |
| • 2.5m | 6ES7 922-3BC50-0AB0 | • 2.5m | 6ES7 922-3BC50-5AB0 |
| • 3.2m | 6ES7 922-3BD20-0AB0 | • 3.2m | 6ES7 922-3BD20-5AB0 |
| • 5.0m | 6ES7 922-3BF00-0AB0 | • 5.0m | 6ES7 922-3BF00-5AB0 |
| • Special lenth | On Request | • Special lenth | On Request |
| Front connector, with single-core cable<br>40 x $0.5mm^2$；QTY 1<br>for SIMATIC S7-300 (16I/O) | | Front connector, with single-core cable<br>40 x $0.5mm^2$；5 per pack<br>for SIMATIC S7-300 (16I/O) | |
| • 2.5m | 6ES7 922-3BC50-0AC0 | • 2.5m | 6ES7 922-3BC50-5AC0 |
| • 3.2m | 6ES7 922-3BD20-0AC0 | • 3.2m | 6ES7 922-3BD20-5AC0 |
| | 6ES7 922-3BF00-0AC0 | | 6ES7 922-3BF00-5AC0 |
| | On Request | | On Request |

Overview

SIMATIC S7-300 frame



• Used for connecting inverted

• IM 365 is used for a central frame and a configuration of no more than 3 expansion frames.

Application

IM 360, IM 361 and IM 365 Interface Module allow rack configuration of S7-300 (CPU 314 above), including a central frame (CR) and up to three extended frame (ER) Each frame is interconnected through interface modules:

Structure

General Performance all interface modules have the following common properties:

- Compact structure the interface of the connecting cables is in the solid plastic cabinet
- Easy assemble
  The interface module is installed in the DIN standard guide rail (Slot 3), connected to I/O module by the general connector.
- Simple configuration
  The interface module is the free configuration and does not need address assignment

• State and fault indication LED

• IM

365, the central frame, and an extend

## IM 360/IM 361，IM 365 Interface module

ed frame with no more than 8 modules

Interval: 1 meter

- IM 360/IM 361 central frame and no more than 3 extended frame. A frame has up to 8 extended modules. The interval of adjacent frame: 4 CM to 10 M。

IM 365

IM 365, for only one ER, is the most economic expansion plan. it has the following properties:

- One of the two modules of IM 365 is inserted into CR and the other one inserted into ER. The modules are connected by a 1-meter long cable.
- Module use restrictions
  ER shall not be connected to K bus connection. For this, 为此，K bus station (CP and FM, see configuration help) cannot be inserted into ER.
- No single power supply
  The power supply of the module in ER is provided by CPU.
- IM 365 has two kinds of temperature form
  0 to +60□C
  -25 to +60□C

IM 360/IM 361

IM 360 和 IM 361 are the ideal solution of the application of larger extension. They have the following properties:

- IM 360 is inserted into CR
- IM 361 can be inserted into any ER
- Separate power supply
  Each IM 361 may require an external 24 V power, to provide power supply for all the modules on the extended frames. It can be connected to the load power PS 307 through the power supply connector.
- No module selection restrictions
  All S7-300 module can be installed in ER

Technical Specification

| Interface module | IM 365 | IM 360 | IM 361 | Interface module | IM 365 | IM 360 | IM 361 |
|---|---|---|---|---|---|---|---|
| Interfaces per CPU, max | 1 pair | 1 | 3 | Power loss typ. | 0.5 W | 2 W | 5 W |
| Power (exrternal) | — | — | 24V DC | Dimensions (W x H x D) in mm | 40 x 125 x120 | 40 x 125 x120 | 80 x 125 x120 |
| Current Consumption | | | | | | | |
| • 24 V DC | — | — | 0.5A | | 580g (gross weight) | 225g | 505g |
| • Internal bus (5 V) | 100mA | 350mA | — | Weight, approx. | | | |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| IM 365-4 Interface module For expansion for up to 1 ER S7-300 ; With fixed connecting cable(1 m) | | cable between IM 360 and IM 361 or between IM 361 and IM 361 or | |
| | | • 1m | 6ES7 368-3BB01-0AA0 |
| | 6ES7 365-0BA01-0AA0 | • 2.5m | 6ES7 368-3BC51-0AA0 |
| • Standard temperature range | 6ES7 365-0BA81-0AA0 | • 5m | 6ES7 368-3BF01-0AA0 |
| • Extended temperature range | | • 10m | 6ES7 368-3CB01-0AA0 |
| | 6ES7 360-3AA01-0AA0 | | |
| IM 360 interface module, for S7-300 expansion with up to 3 ERs, capable of plugged in CR | | | |
| IM 361 interface module, for S7-300 expansion with up to 3 ERs, capable of plugged in CR | 6ES7 361-3CA01-0AA0 | | |

## IM 360/IM 361, IM 365 Interface module

### Overview



- Provide power supply for SIMATIC S7-300
  - Change the 120/230 volts ac voltage into the needed 24 volts dc voltage
  - Output current is 2 Ann, 5 Ann or 10 Ann

### Application

S7-300 needs 24 volts dc power.

PS 307 load power supply module will change the 120 or 230 volts ac voltage into 24 volts dc voltage.

24 volts dc power provides power supple for SIMATIC S7-300 and sensors and actuators.

### Structure

The power modules are installed in DIN guide rail (Slot 1), abuts on the left of CPU or IM 361 (on the extended frame), using electrical source connectors (already included) to connect the CPU or IM 361. The front panel of the module has:

- Output power indicator
  Using a LED to indicate 24 volts dc output
- Line voltage selector switch, a protective covering switch, can be used to select 120v exchange or 230 volts ac line voltage
- The on/off switch of 24 volts dc. The front panel protects the switch.
- Connecting terminals

Load power may adopt the following adapters to be installed in the DIN standard 35mm guide rail (EN 50022)

- PS 307-1B and PS 307-1E both has an adapter
- PS 307-1K has two adapters

| Technical Specification | | | | | |
|---|---|---|---|---|---|
| PS307 6ES7 | 307-1BA00-0AA0 | 307-1EA00-0AA0 | 307-1KA00- | 307-1EA80-0AA0 | 6ES7 305-1BA80- |
| input | | | | | |
| Input voltage<br>• Rated value<br>• Permissible range | 120/230V AC<br>93-132V AC / 187-264V AC | | | | 24/48/60/110V DC<br>16.8-138V DC |
| Wire voltage buffer, mix | 20 ms | | | | 10ms (at 24V ) |
| Line voltage frequency<br>• Rated value<br>• Permissible range | 50/60Hz<br>47-63Hz | | | | —<br>— |
| Input current<br>Rated value at 230V<br>Permitted range<br>at 120V | 0.5A<br>0.8A<br>20A | 1A<br>2A<br>45A | 1.7A<br>3.5A<br>65A | 1.2A<br>2.1A<br><45A，<3ms | 0.9A<br>4A<br><20A，<10ms |
| Output | | | | | |
| Output voltage<br>• Rated value<br>• Permissible range | 24V DC<br>24V ±3% | | | 24V DC<br>+/-3% | 24V DC<br>±3% |
| Output current<br>• Rated value | 2A | 5A | 10A | 5A | 2A |
| Short-circuit protection | Electronic | | | Electronic, | |
| General | | | | | |
| IP | I，with protection | | | | |
| 效率 | 83% | 87% | 89% | Apprxi. 85% | Apprxi. 75% |
| Power consumption, typical | 10 W<br>0-60°C | 18 W<br>0-60°C | 30 W<br>0-60°C | 23 W<br>-25-70°C | 16 W<br>-25-70°C |
| Dimensions (W x H x D) in mm | 50 x 125 x 120<br>420g | 80 x 125 x 120<br>740g | 200 x 125 x 120<br>1200g | 80 x 125 x 135<br>570g | 80 x 125 x 135<br>750g |
| Sectional area | 2 x 0.5-2.5mm$^2$: flexible, with end casing | | | | |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| PS 307 Power module<br>Including power connector<br>120/230V AC；24V DC | | Installation of Adapters<br>For mountiong of PS 307 to 35 mm<br>DIN Slideway | 6ES7 390-6BA00-0AA0 |
| 2A | 6ES7 307-1BA00-0AA0 | | |
| 2A Extended temperature range | 6ES7 305-1BA80-0AA0 | Including power connector<br>Spare part | 6ES7 390-7BA00-0AA0 |
| 5A | 6ES7 307-1EA00-0AA0 | | |
| 5A Extended temperature range | 6ES7 307-1EA80-0AA0 | | |
| 10A (PS307-1K) | 6ES7 307-1KA00-0AA0 | | |

Parts/Spares

DIN Slideway / Label Cap

DIN

Slideway

Overview



• the mechanical mounting rack of the SIMATIC S7-300
•For ccommodating the modules
• Can be screwed onto the wall

| | | | |
|---|---|---|---|
| Application | DINRail is a programmable processor of S7-300 the controller' s mechanical mounting rack needs this rail to ffinish the installation. | Tis rail can be screwed onto the wall All the modules of S7-300 can be screwed onto the rails. | Even in the occasions where mechanical problems may happ , if you have DIN rail you can still use programmable processor controller of SIMATIC S7-300 |
| stucture | DIN Rails are made of metal , which have holes on them to install screws. | It has five different length<br>• 160 mm<br>• 482 mm<br>• 530 mm<br>• 830 mm<br>• 2000 mm (no holes) | 2000 mm long DIN rail can be truncated to fit special needs of lengh. |

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| DIN Slideway<br>• 160mm<br>• 482mm<br>• 530mm | <br>6ES7 390-1AB60-0AA0<br>6ES7 390-1AE80-0AA0<br>6ES7 390-1AF30-0AA0 | DIN Slideway<br>• 830mm<br>• 2000mm | <br>6ES7 390-1AJ30-0AA0<br>6ES7 390-1BC00-0AA0 |

Labelling cover

Overview

• Teal-colored writable plastic strips
• ten accessories

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| Labelling cover<br>• For signal module (except for 32 input module) , function module and 312 IFM CPU | 6ES7 392-2XY00-0AA0 | Labelling cover<br>• For 32 input module | 6ES7 392-2XY10-0AA0 |

Overview

• plastic strips which can be written on
• Can be inserted directly into the front connector
• ten spare parts

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|

PS 307 Power

| Labelling strips | | Labelling strips | |
|---|---|---|---|
| • For signal module (except for 32 input module)，function module and 312 IFM CPU | 6ES7 392-2XX00-0AA0 | • For 32 input signal module | 6ES7 392-2XX10-0AA0 |



# SIMATIC Industrial software

Human Machine Interface **(HMI)**

## OP3，OP7，OP17 Operation panel

### Overview



- monitoring and operation on machine multi-tier configuration
- convenient to users and easy to operate
- Used in mechanical engineering,packaging and air-conditioning applications
- Row major order LCD

### Application

The operation panel of OP3、OP7 and OP17is designed for the operation and monitoring of the machines. They areconvenient and easy to use and set.

The applications are:

- Building machinery
- packagin
- air conditioning

OP3 can be connected to
- SIMATIC S7-200/-300

OP7 and OP17 can be connected to:
- SIMATIC S7-200/300/400 M7-300/-400
- SIMATIC S5-90U to 135U，S5-155
- SIMATIC 505
- other brands of PLC
  - Allen Bradley
  - Mitsubishi
  - Telemecanique
  - AEG/Modicon

### Structure

the features of OP3、OP7 and OP17 operation panel
：
- solid plastic housing
- IP 65 grade of protection (front)
- shallow mounting depth
- outer membrane of thekeys are oil proof, grease proof and standard cleaner proof
- LED backlight, LCD
- flash memory EPROM used to store configuration database

OP3，OP7: 128K bytes
OP17: 256K bytes

The additional functions of OP7 and OP17
- the function keys have LED，and OP17 has two kinds of color.
- all the fuction keys can be inserted labeling strips (OP7 has 8 keys，and OP17 has 24 keys)
- maintenance free(no battery)
- nonvalotile data can be stored in flash memory EPROM (message buffer in OP7 Can memory days of data without capacitance in it
- loadable monitoring software and configuration database

### Function

OP3，OP7 and OP17 give their users the following functions:

- show process variation
- organize and edit operation message and failure message的
- date,time and variation in the message
- define message priority
- collect process data in the display
- configuration is used to control soft keys and function soft keys.
- input the letter and number set point with system
- in the combination of S5 and S7,the monitoring and change of variation (OP3 can only be applied to S7)
- Password Protection
- language choice

The additional functions of OP7 and OP17
- management of prescription
- text message like message and display
- triggered PLC＇ s tasks PLC- function of control

| | | | |
|---|---|---|---|
| Configuration | For SIMATIC in Windows ProTool/Lite and ProTool configuration Soft ware SIMATIC ProTool/Lite and ProTool are the configurators used for TD17 text panel,OP3,OP7,OP17,OP27 and OP37 operation panel, TP27-6 | TP27-10 and TP37 touch panel and the HMI part of SIMATIC C7-621,623,624,626,633 and 634 in contol system to make configurations. Running in the standard Windows operating System ,and the help of online system allow first-time users to quickly become familiar with these tools. | The standard operating practices of Windows and WYSIWYG text display and graphics make this configuration easy and fast to be used |

# **SIMATIC** Industrial software

Human Machine Interface **(HMI)**

## OP3，OP7，OP17 Operation panel

| Ordering data | Oder number | Ordering data | Oder number |
| --- | --- | --- | --- |

SIMATIC OP3
With mounting accessories
128KB flash memory EPROM ,
Cable (2.5m) is used for point-to-point communication with SIMATIC
S7 and for transportation of configuration database from PC/PG with MPI card ,
Cable(3m) is used for transportation of configuration database from PG/PC with RS232(V.24)interface ,
Cable (5m) is used for 24Vpower source to provide eelectricity:
With 1XRE 232 and MPI/PPI interface, LED backlight LC , 2 rows , 20 characters per row , text height 5 mm

6AV3 503-1DB10

OP3tool kit for first time user
Including
• OP3 and mounting accessories
• cable (2.5m) is used for the point to point connection with SIMATIC S7 and the transportation from PC/PG configuration database with MPI card.
• cable (3m) is used for the transportation from PG/PC configuration database with RS 232(V.24) interface.
• 24VDC electricity source service cable (5m)
• OP3 handbook
• ProTool/Lite V5 configuration database with additional configuration guide book German English

6AV6 520-0AA05-1AA0
6AV6 520-0AA05-1AB0

SIMATIC OP7 with mounting accessories , 128KB flash memory EPROM , 2 个 communication interface ,
LED backlight LC , 4 rows ,
20 characters per row , text height 8mm , 8 function keys with user lable , 4 LED , maintenance free (no battery) , With insurance

6AV3 607-1JC00-0AX1

• OP7/PP with 1XRS 232/ TTY communication interface and 1XRS 422/RS485 interface is usedto connect SIMATIC S5 , SIMATIC 505 , other brands of PLC and the printer

6AV3 607-1JC20-0AX1

• OP7/DP With1XRS 232 communication interface and 1X PPI/MPI/PROFIBUS-DP (1.5MBit/s) RS 422/RS 485 interface is used to connect SIMATIC S7/M7 , PROFIBUS-DP , and the printer

6AV3 607-1JC30-0AX1

• OP7/DP-12 with 1XRS 232/TTY communication interface and 1XPPI/MPI/PROFIBUS-DP

SIMATIC OP17 With mounting accessories , 256KBflash memory EPROM , three communication interfaces , LED backlight LC , 4 rows , 20character/rows , text height 11mm , or 8 rows , 40 characters per row , text height 6mm , 24 function keys with user labels , 16 of them with two kinds of color LED ; maintance free (no battery) , capacitance supports buffer zone , with insurance

6AV3 617-1JC00-0AX1

• OP17/PPWith 2XRS 232/TTY communication interface and 1XRS 422/RS 485 interface is used to connect SIMATIC S5 , SIMATIC 505,other bands of PLC and printer

6AV3 617-1JC20-0AX1

• OP17/DP With 2XRS 232/TTYcommunication interface and 1XPPI/MPI/PROFIBUS-DP(1.5MBit/s)/RS 422/RS 485 Interface is used to connect SIMATIC S7/M7 , PROFIBUS-DP and the printer

6AV3 617-1JC30-0AX1

• OP17/DP-12 With 2XRS 232/TTY communication interface and 1XPPI/MPI/PROFIBUS-DP(12MBit/s)RS 422/RS 485 interface is used to connectSIMATIC S7/M7 , SIMATIC S5 , SIMATIC 505 , and other bands of PLC PROFIBUS-DP and printer

6AV3 991-1BC06-0A 0
6AV3 991-1AE05-1A 0
See sample ST80
6AV6 573-1AA05-1A 0

Communication users guide guides users to connect TD/OP/TP to PLC

OP7/OP17 handbook

connect cable

OP7/OP17confi guration tool kit
Including:
OP7/OP17 handbook ,
Communication users guidebook ,ProTool/ Lite V5

6AV6 520-0CA05-2A 0

A
B
C
D
E

## OP3，OP7，OP17 Operation panel(Cont.)

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| OP7/DP tool kit for first time users,the same as OP7/PP tool kit for first time users, is applicable only for OP7/DP | 6AV6 520-0CB05-2A■0 | System interfaces standard function module V3.31<br>Is used for the connection between TD17,OP17,OP27, OP37,TP27and TP37， Running on S5-90U to S5-155U；<br>3.5" floppy disk (MSDOS)<br>5.25" floppy disk (PCPM) | 6AV3 980-1AA21-0AX0 |
| OP17/PP tool kit for first time users，the same as OP7/PP tool kit for first time users, is applicable only for OP7/PP | 6AV6 520-0EA05-2A■0 | | |
| OP17/DP tool kit for first time users，the same as OP7/PP tool kit for first time users, is applicable only for OP7/DP | 6AV6 520-0EB05-2A■0 | | |
| German | A | | |
| English | B | | |
| French | C | | |
| Italian | D | | |
| Spanish | E | | |

## Overview



- for the user's harmonious machine monitoring and operation
- easy to use
- applicable for applications like mechanical equipments,mechanical engineering,electronic industry.
- pattern major LCD is used to display characters and raster graphics.

## Applications

the operation panel of OP27 andOP37 is used to realize user's harmonious machine operation and monitoring:

They can be used to finish the following tasks

- display the status,bugs and process variations:

  Process variations are to be shown directly in kinds of approaches , such as output area,sticks, curves, graphic or status indicator.

- process control and monitoring of menu driver, operators can use soft keys, Function keys and system keys to input set point and control the actuator.

Applications includes

- mechanical engineering
- packaging system
- electronic industry and electric industry

OP27 and OP37can be connected to:

- SIMATIC S7-200/300/400/ M7-300/-400
- SIMATIC S5-90U to 135U , S5-155U
- SIMATIC 505
- The other brands of PLC
  - -Allen Bradley
  - - Mitsubishi
  - - Telemecaique
  - - AEG/Modicon

## Structure

The characteristics of the OP27 and OP37's operation panel:

- The rugged cast aluminum enclosure and a front panel with leather coat
- Protection level IP 65 (Front Panel)
- Mounting depth: shallow
- Integrated flash memory is used for storing system programs and user data
- outer membrane of the keys are oil proof, grease proof and standard cleaner proof
- CCFL- backlight LCD display
- OP27 5.7" STN display, Single Color (8 -level grayscale) or color (8 colors) Resolution of 320X240 dot matrixes.
- OP37 10.4" STN or TFT display, color (8 colors)) Resolution of 640x480 dot matrixes

## OP3，OP7，OP17 Operation panel(Cont.)

| | | | |
|---|---|---|---|
| Function | OP27 and OP37 provide the users the following functions:<br>• Display the process variables<br>• security process control through op monitoring to the limit value of the input/output<br>• to lessen the load of CPU through the transformation function of OP<br>• Motion graphics (character and diagram ), such as: input / output, graphics，sticks and curves. | • process display in static element (character and dot diagraph)<br>• machine status assessment (make out dynamic diagram according to viable status, display characters, or change display modes, such as different colors or flashes)<br>• To Organize and edit the condition and fault information<br>• Define the priority level of information<br>• Distinguish the signals from FIRST-UP and LAST-UP | • To store the historical information with time and date to the message buffer.<br>• add aid or text notes to message and variable<br>•The programmer function: combined with S5 or S7 to monitor and correct variables.<br>• The Integrated facility (AS511)1 operated with the SIMATIC S5)<br>• used for the integrated serial communication ports connect with the printer. |

Note: 1) Only for PG / PC hardware and the processor lower than the 80486

| | | | |
|---|---|---|---|
| Function<br>(Continue) | • Printer Features, Hard Copy, Printout, migration, record (/ASCII prints a list by character mode.)<br><br>• • Language selection (three kind of online languages) | • Formula managemen<br>• The utilization of memory card (PCMCIA/ Jeida)<br>• Password Protection<br>• The life of CCFL backlight could be extended by a control system of current. | • The integration interfaces could connect with many kinds of PLC<br>• To make the process operation by using Soft Key (to assign the F Key according to the display), Function Key (Fixed the assignment of Key K) and System Key (cannot be configured). |
| Configuration | The configuration of SIMATIC ProTool/Lite and ProTool are used by Windows.<br>SIMATIC ProTool/Lit and ProTool are kinds of configuration Tools which are used to configure the text panel of TD17; the operation panel of OP3,OP7,OP17,OP27 and OP37; the touch screen of TP27-6, TP27-10 and TP37; | and also the HMI part of the control system of SIMATIC C7-621, 623, 624, 626, 633 and 634.<br>For it is operated by the standard operating system of windows, and the existence of the online help system allowing a easy operation even for the first-time users. | The standard operating practice of windows; the text display and the graphics of WYSIWYG make the operation of this configuration software considerably easy and fast. |

## OP27，OP37 Operation panel(Cont.)

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| SIMATIC OP27 allows three integrated interfaces1) (Two TTY/RS 232C, one S 422/ RS 485), with installed options and backup battery. | | The Control Panel Interface (CPI) Interface Module is used to connect the I/O to PROFIBUS-DP by using OP/TP and taking the additional keys or the indicator light as the outward I/O, (connect with SIMATIC S7)，including installed options. The plug is behind. | |
| • STN mono LCD display, with 1MB flash memory EPROM used for monitoring software and user programs | 6AV3 627-1JK00-0AX0 | • CPI module used for OP27，TP27-6 with sixteen DO and sixteen DI. | 6AV3 672-1CA11 |
| • STN color LCD display, with 2MB flash memory EPROM used for monitoring software and user programs. | 6AV3 627-1LK00-1AX0 | • CPI module used for OP37, TP27-10 and TP37 with sixteen DO and sixteen DI. | 6AV3 673-1CA11 |
| SIMATIC OP 37 allows five integrated interfaces1)(Two TTY/RS 232C, one RS 422/ RS 485/TTY, one RS 422/RS 485, and one Line Parallel Tandem (TTL) with installed options and backup battery, 2MB EPROM used for monitoring software and user programs, Pentium/100Hz，8MB RAM | | • CPI module used for OP27, OP37, TP27-10, and TP37 with thirty two DO and thirty two DI | 6AV3 673-1CA31 |
| STN color LCD display | | • The key modules are directly controlled by the 24-volt DC. The modules with 24-volt DC output could be set or reset by the OP soft key and the TP button. (To control the 24V-switching element directly), including installed options. | |
| • Basic | 6AV3 637-1LL00-0AX1 | • Used for OP27, OP27-6 and TP37 with eight outlet-ends of digital signal. | 6AV3 672-1CA01 |
| •With additional 1.44MB disk drive. | 6AV3 637-1LL00-0FX1 | • Used for OP37，TP27-10，TP37 sixteen outlet-ends of digital signal. | 6AV3 673-1CA01 |
| TFT color LCD display | | | |
| • With additional 1.44MB disk drive. | 6AV3 637-1ML00-0FX0 | | |

NOTE: 1) Do not use them together.

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| Memory Card (PCMCIA/Jeida)<br>Memory EPROM<br>• 2MB<br>• 4MB<br>• 8MB<br>• 16MB<br><br>OP27,OP37 manual<br><br>The communication user<br>guide of connecting<br>TD/OP/TP to PLC.<br><br>German English French<br>Italian<br>Spanish | <br><br>6ES7 952-1KL00-0AA0<br>6ES7 952-1KM00-0AA0<br>6ES7 952-1KP00-0AA0<br>6ES7 952-1KS00-0AA0<br><br>6AV3 991-1AK01-0A□0<br><br>6AV3 991-1BC05-1A□0<br><br>A<br>B<br>C<br>D<br>E | The configuration-suit of OP27 and OP37<br><br>Including<br>OP27/37 Manual<br>Communication user guide<br>SIMATIC ProTool V5.1 SPI<br>With User guide<br>SIMATIC S5 Standard Functional block<br>Connecting cable, 3.2 m<br>(6XV1 440-2KH32)<br><br>German English French<br>Italian<br>Spanish | 6AV6 573-1BA05-1A□0<br><br>A<br>B<br>C<br>D<br>E |

# SIMATIC Industrial software

Human Machine Interface **(HMI)**

## TP27，TP37 Touch screen

### Overview



•Convenient for user to operate and monitor machine tool
• Real-time graphical display
• Application areas include mechanical engineering, electronic industry

• Graph LCD display characters and raster graphics
•Visualized touch technology, operate simply by touch

### Application

The firm TP27and TP37 touch panel is designed to provide convenience for user to operate and monitor machine tool. It can display the real-time graph of machine tool or factory. It can be use in mechanical engineering and many other fields.

The new-style touch panel includes all the traditional graphic display function and additional special touch functions. You can operate it directly only by touching the buttons on screen.

Touch screen can be connected with:

- SIMATIC S7-200/-300/-400
- SIMATIC M7-300/M7-400
- SIMATIC S5-90U to 135U，S5-155U
- SIMATIC 505
- PLCs from other suppliers
  - Allen Bradley
  - Mitsubishi
  - Telemecanique
  - AGE/Modicon

### Structure

Performance of TP27andTP37 Touch Panels:

- Protection level IP 65(installed)
- Mounting depth: shallow
- Aluminum front panel (with plastic coating) metal shell or metal reinforced plastic shell
- The anti-oil, grease, and the standard detergent of the touch-sensitive front panel.

• Integrated flash memory is used for storing system programs and user data
• CCFL backlit LCD display can provide different touch panel models: TP 27-6
• 6 "STN display, color, or alone (8-color or 8-level gray scale, flash function)
• Resolution of 320x240 dot-matrixes
• Matrix touch panel

TP 27-10
• 10.4" STN display，color (8-color)
• Resolution of 640x480 dot matrixes
• Artificial resistance touch panel

TP 37
• 10.4" TFT display (8 color，flash function)
• Resolution of 640x480 dot matrixes
• Artificial resistance touch panel

Function

The functions of TP27andTP37 touch panels are as following:

- Display process variables
- Monitoring the process variable domain limit values
- Reduce the transform function bear by PLC
- Dynamic region (characters and raster graphics)
- Process display with the static elements, graphics, and bar graphs
- Multichannel converter function of region
- Status and fault historical information management
- Define the priority level of information and the differentiation between the first and last signal
- Help and information text displayed in information, variables and processes
- Password Protection
- Menu Management
- Memory card (PCMCIA / Jeida card, type 2) can used to store configuration parameters and formulations (TP 37)

)

- Language Selection (3 languages online)
- Build-in printer interface
- The system program could be reloaded, with the special touch properties
- Get into configuration in advance by using buttons of text, text list, graphics, and graphic lists
- User-specific invisible button (to activate bitmap)

## TP27，TP37 Touch screen

Configuration

The configuration of SIMATIC ProTool/Lite and ProTool are used by Windows.
SIMATIC ProTool/Lit and ProTool are kinds of configuration Tools which are used to configure the text panel of TD17; the operation panel of OP3,OP7,OP17,OP27 and OP37; the touch screen of TP27-6, TP27-10 and TP37; and also the HMI part of the control system of SIMATIC C7-621, 623, 624, 626, 633 and 634.
For it is operated by the standard operating system of windows, and the existence of the online help system allowing an easy operation even for the first-time users.

The standard operating practice of windows; the text display and the graphics of WYSIWYG make the operation of this configuration software considerably easy to learn.

| Ordering data | Oder number | Ordering data | Oder number |
|---|---|---|---|
| SIMATIC TP27 allows three Built-in interfaces.1) (two TTY/RS 232-C, one RS 422/RS 485), 1MB Build-in flash memory EPROM is used to store the system program and the user parameter, with installed options and backup battery. | | • Used for OP27 and TP27-6 with eight outlet-ends of digital signal. | 6AV3 672-1CA01 |
| | | | 6AV3 673-1CA01 |
| | | • Used for OP37, TP27-10 and TP37 with sixteen outlet-ends of digital signal. | |
| TP 27-6 | | | 6AV3 991-1AJ02 -0A 0 |
| • STN mono LCD display, touch screen | 6AV3 627-1NK00-2AX0 | | |
| • STN color LCD display, touch screen | 6AV3 627-1QK00-2AX0 | TP27-6 , TP27-10 , TP37 Manual | 6AV3 991-1BC05 -1A 0 |
| TP 27-10 | | | |
| • STN color LCD display, touch screen | 6AV3 627-1QL00-0AX0 | | |
| SIMATIC TP 37 allows five build-in interfaces. | | Communication user guide of connecting TD/OP/TP to PLC | A B C D E |
| 1) (Two TTY/RS 232C, one RS 422/ RS 485/TTY, one RS 422/ RS 485,one Line Parallel Tandem (TTL)), with installed options and backup battery, 2MB Build-in flash memory EPROM is used to store the system program and the user parameter, TFT color LCD display, touch screen. | 6AV3 637-1PL00-0AX0 | German English French Italian Spanish | 6AV6 573-1CA05-1A 0 |
| Control Panel Interface (CPI) Interface Module, is used to connect the I/O to PROFIBUS-DP by using OP/TP and taking the additional keys and the indicator light as the outward I/O, (connect with SIMATIC S7) , including installed options. The plug is behind. | | The configuration-suit of TP 27-6, TP 27-10 and TP 37 including: TP 27-6 and TP 27-10/TP 37Manual, Communication user guide, SIMATIC ProTool V5.1 SPI with User Manual. SIMATIC S5 Standard Functional block, Connecting cable, 3.2 m (6XV1 440-2KH32) | A B C D E |
| • CPI module is used for OP27 and TP27-6, with sixteen DO and sixteen DI | 6AV3 672-1CA11 | | |
| • CPI module is used for OP 37 and TP 37, with sixteen DO and sixteen DI. | 6AV3 673-1CA11 | German English French Italian Spanish | |
| • CPI module is used for OP27 and OP37, TP27-10 and TP37 have thirty two DO and thirty two DI. | 6AV3 673-1CA31 | | |
| •The key modules are directly controlled by the 24-volt DC. The modules with 24-volt DC output could be set or reset by the OP soft key and the TP button. (To control the 24V-switching element directly), including installed options. | | | |

Human Machine Interface **(HMI)**

MP 270 Operation panel

NOTE: 1) Do not use them together.

## Application



SIMATIC MP270 multi-function panel is the first representative product among the new "Multifunctional Platform" products. These devices use Windows CE and have deterministic function. This is the most basic preconditions for operational reliability in machine-level usage. The very short start-up time of operating system reduces unnecessary long-time system blockage.

In addition, Windows CE is designed to run without hard disk, therefore, it is fit for unfavorable industrial conditions. Therefore, MP270 can be used in vibrating or dusty environment machine operation and monitoring. In the past, such environment restricted the usage of PC machine.

MP270 is skillfully integrated in graphic operator panel, and accords with the size of the leading edge of OP35 and OP37.

## Interface Options

MP270 supports the following interface options:

- SIMATIC S7-200 through MPI and PROFIBUS DP (excluding S7-210, 212)
- SIMATIC S7/M7-300/400 through MPI and PROFIBUS DP
- SIMATIC S5 through AS511 and PROFIBUS DP
- SIMATIC 505 through NITP and PROFIBUS DP
- Allen Bradley SLC 500 and PLC-5 through DF1

## Structure

MP270 is a powerful multifunctional platform, it enables machine-level visual task to be performed in a industrial-standard Windows CE platform. There is a PC card slot, e.g., can provide proper expansion capability for filing.

Essential Features:

- Minimum mounting depth: only 50mm
- IP65 protection class (in front)
- 10.4" color TN or TFT display is optional, resolution 640x480 (256 color)
- CCFL backlighting has very long lifetime
- Exquisite die-cast aluminum housing, has filmed front panel
- Filmed keyboard can resist oil, grease, and common cleaning materials.
- 8MB flash memory EPROM is used for user data and operating system
- 16MB RAM
- 33 system keys, 16 user defined function keys and 20 users defined soft keys.

| | | | |
|---|---|---|---|
| Characteristics | Multi-function panel MP270 has expanded the scope of graphics OP devices, has many added functions. The basic function of graphics operator panel has been built-in, such as:<br>• Display procedure value.<br>• By Input / Output limit value monitoring, ensure the safety of process control.<br>• Raster graphics, graphics and bar chart display.<br>• Use information bank for operation and manage failure message management.<br>• PG function connected with SIMATIC S5 and SIMATIC S7/M7: STA-TUS/CONTROL-VAR<br>• Password Protection<br>• Multi-functions of each domain<br>• Available languages (3 on-line languages)<br>• Help / information text used for process pictures, information and variables.<br>Added characteristics of MP270<br>• Process Display<br>- VGA resolution: Graphic elements 256 Color, Character, 16 color.<br>- Vector graphics (different line and plane objects) | - Dynamic position of the objects<br>- User friendly graphical display with scroll bars and zooming function.<br>- Use Windows font<br>• Filing of information and procedure value (only in PC card)<br>- Different filing types: cyclic and sequential filing<br>- Filing data goes by standard format (CSV) storage<br>- Online evaluation of procedure value filing with graphics method<br>- Carry out external analysis by standard tool.<br>• Use commercial-purpose Windows printer, PCL, EPSON standard (e.g., HP)<br>• Used for integrated interfaces that connect different controllers<br>• In SIMATIC S5, can carry out process communication without function block, and also support 20-bit CPU.<br>• Configuration simulation (save engineering time on the PC) | Expanded graphics function allows displaying as many as 8 graphics in one graphics field; scroll bars and zooming function ensure access to previous values, and flexible selection during display. Apart from former objects used in graphics OP (message screen , info window and message line), the MP270 provides an expanded information area. Message screen, info window and message line need no configuration any more, they have been configured already. Data can only be downloaded through 9 pin RS232 interface, which means standard modem-free cable can be used. More functions are being developed.<br>• Formula management (included in the 05/99 upgraded software)<br>• Additional printing function<br>• MPI download<br>• Additional local drive used to connect different controllers<br>• Use memory card to backup / restore configuration function<br>• Pro Agent<br>• Available Asian languages |
| Configuration | Refer to "SIMATIC ProTool and SIMATIC ProTool/Pro software" configuration packet includes all that are needed to use MP270 multi-functional panel. | It includes:<br>• MP270 equipment manual<br>• User communication manual based on Windows system<br>• SIMATIC Pro Tool configuration software, including user's manual. | •Connecting cable between PG/PC and MP270 (6ES7 901-1BF00-0XA0), 5m long, the configuration packet can provide German, English, French, Italian, Spanish version. |

MP270

| | |
|---|---|
| Function | |
| Events and Signals System | |
| Breakdown / operation information number | Max, 2000 (each) |
| Message length (Index x character) | Max, 1 x 70 |
| Procedure value amount of each message | Max, 8 |
| Information text on the input field | Max, 7 x 35 character |
| Information cache region | Max, 1024 |
| Process pictures | |
| Number of pictures | Max, 200 |
| Color | Max, 256 color (text is 16 color) |
| Information text | Max, 7 x 35 character |
| Filing | |
| Filing amount of each item | Max, 20 |
| Measurement points of each item | Max, 20 |
| Size of one documents library | Depends on the size of the memory on PC card |
| On-line language | Max, 3 |
| Password grade | Max, 9 |
| Can be connected to | • SIMATIC S5<br>• SIMATIC S7/M7<br>• SIMATIC 505<br>• Non Siemens PLCs<br>- Allen Bradly<br>• e.g., through open serial port, connects to the PC<br>• Through PROFIBUS-DP to SIMATIC S5/S7/M7/505 |
| Operating system | Windows CE |
| Display | 10.4" C-STN or 10.4" TFT CD |
| Types | |
| Resolution (lattice) | 640 x 480 |
| Actual display space (WxH) Unit mm | 211 x 158 (10.4") |
| Color | 256 color |
| Backlight MTBF at 25□ environment temperature | CCFL- kinescope 50000h (CSTN) or 40000h (TFT) |
| Filmed keyboard | |
| System keys | 33 keys (4 with LED) |
| Function key (k)/ software (F) | 16 keys (16 with LED)/20 keys (12 with LED) |
| Label on the function key | Plant equipment special label strip |

| | |
|---|---|
| Processor | 32-bit CPU |
| Memory | |
| System memory (on CPU board ) | 16MB |
| Flash memory (on CPU board) | 8MB |
| Interface | |
| • IF1A | RS232/TTY active / passive (15 needle file) |
| • IF1B | RS422/RS485 (9 needle file) |
| • IF2 | RS232 (9 needle connector) |
| • SlotA | PC memory card |
| • SlotB | Reserved |
| Power supply voltage | 24V DC (18 - 30V) |
| 24V current loss | Max. 0.9A |
| Software clock | Have, battery reserved |
| Protection class Front/rear | IP65/IP20 |
| Size (Unit mm) | |
| Front panel WxH | 482 x 310 |
| Installation Space WxHxO | 436 x 295 x 50 (W and H conform with OP37) |
| Environment conditions | |
| Installation site | Vertical |
| • Max. angle of inclination without ventilation | ±35°C □ |
| Temperature | |
| Operation | |
| • STN Display | |
| - Vertical installation | 0 to +45°C |
| - To 35°angle of inclination | 0 to +35°C |
| • TFT display | |
| - Vertical installation | 0 to +50°C |
| - To 35°angle of inclination | 0 to +35°C |
| - Transportation/storage | -20 to +60°C |
| Humidity | |
| • Operation | ≤85%, no dewing |
| • Transportation/storage | ≤85%, no dewing |
| Impact resistance | |
| • Operation | 15g/11ms |
| • Transportation/storage | 25g/6ms |
| Configuration tools | SIMATIC Pro Tool or SIMATIC ProTool/Pro v5.1 or higher version |

| Ordering Data | Oder Number | Ordering Data | Oder Number |
|---|---|---|---|
| MP 270 operation panel 10”, CSTN display | 6AV6 542-0AA15-1AX0 | MP 270 operation panel 10” TFT display | 6AV6 542-0AB15-1AX0 |



Standard Tool 146 STEP 7 / STEP 7-Mini

## STEP 7

### Application

STEP 7 basic software is the standard tool used in SIMATIC S7, SIMATIC C7 and SIMATIC WinAC, its convenience enables users to easily use these systems. STEP 7 has user friendly functions in automotive engineering:

- Hardware configuration and parameter setting
- Communication definition
- Programming
- Test, start-up and maintenance
- Documents and filing
- Operation / diagnostic function.

Plentiful online help is available for all functions.

STEP 7 (like STEP 5) is part of the standard software preinstalled in the PG 720, PG 740 and PG 760 programmers. It is also the software package of PC machine (under Windows 95/NT). In order to use PC machine, MPI card or PC adapter must be equipped. STEP 7 allows two or more users to process one engineering project. Two or more users' write access is prohibited.

### Structure

STEP 7 basic software provides different tools for users to carry out automotive engineering:

- SIMATIC Manager is used for centralized management, it can expediently browse all the tool software and data of SIMATIC S7, SIMATIC C7 and SIMATIC WinAC.
- Symbolic Editor
  Use to define symbol name, data type and to annotate global variables.
- Hardware Configuration
  Used to configure the automatic system and carry out parameter setting for various modules.
- Communication
  Used to configure connection and to define the time drive periodic data transfer between automation modules which are connected by MPI, or define the event-driven data transmission by MPI, PROFIBUS or industrial Ethernet.
- Information Function
  Used to fast browse CPU data and the failure cause of running program written by users.

To generate program written by users, STEP 7 provides the following standardized PLC programming language:

- Statement List (STL)
- Ladder Diagram (LAD)
- Function Block Diagram (FBD)

And for some special tasks, other programming language or process oriented configuration tools are also available. (See Engineering Tools).

STEP7 has conversion program, which can convert the program generated in STEP 5 or TISOFT.

### Function

STEP 7 Program Block

STEP 7 puts the program compiled by users and the data required by program in the block. The call of subprogram in one block or inter-blocks makes the structuralization of users' program possible. This will remarkably increase the organization transparency, intelligibility and easy maintenance of PLC program.


DB
OB
FB/SFB
FC/SFC
Instance DB
FB/SFB
FC/SFC
Instance DB
DB

Figure 3-1. STEP 7 Program Block

Function (Continued)
Step 7 program block
(Continued)

The following blocks are available.

• Organizational block is used for the running of control program, which can be divided into serveral levels (for example, time driver,interrupt drive ). Those levels have their own priority, based on which, one can interrupt another. When OB runs, provide relevant detailed information regarding the event of intial start. Those information can be evaluated in user's written program.

• Functional block includes actual user's program. When calling functional block (every calling is called as an event), it is able to provide various kinds of data to the functional block. Those data and internal variable (for example, intermediate value) as well as result shall be stored in designated event data block and managed by system.

• When calling functional block or system funtinal block (SFB), instance data block is assigned to the block, which is automatically produced during compilation. User can visit instance data (of course, also through symbols) at arbitrary point of user's program or from HMI system.

• Function includes programs of commonly used functions.Every function has a fixed function value (in addition to IEC standard, there are many initial parameters.) After calling, it is required to immediately process all data. Therefore, function does not need any instance data blocks.

• Data block refers to data area to store user's data. In additioin to assigning data (instance data)to functional block during every calling, it can define global data and be used by any other software blocks (for example, formula).
A basic or structured data type is able to assign component to data block. Of which, basic data type refers to BOOL, REAL and INTEGER，etc;
And structured data type (region and structure)refers to is composed by basic data type (for example, formula).
Data of data block can be addressed by symbols, which facilitates programming and program reading.

• System function block (SFB)integrates into functional blocks of operationg sytem in CPU, such as SEND, RECEIVE and controller. Various variable of SFB also stores in IDB.

• System function refers to functions integrate into CPU operating system, such as time function, block transmitter.

• System data block (SDB) covers system set value, for example, data including hardware module parameters for CPU operating system.

Function
(Continued)
Tools

SIMATIC controller
SIMATIC controller manages all data belonging to automotive engineering, no matter on which basis (SIMATICS7，SIMATIC M7 or SIMATIC C7)those engineerings are completed.

Necessary SIMATIC software tool for processing selected data shall be automatically started by SIMATIC controller.

The following introduced tools are the functions of STEP 7.



Figure 3-2

SIMATIC Controller

Symbolic editor

Manage all global variables (incontrast with local formal parameter declared during block programming) by symbolic editor. The following functions are available.

- Define symbolic names and notes of process singnal (input/output), bit denotation and block;
- functional classification ;

• Exchange with other Windows programs.Symbol table produced by the tool can be used by any applications. Therefore, all tools automatically identify changes on system parameters.



Figure 3-3 Symbolic editor

Function (Continued)
Tools
(Continued)

Hardware configuration

Hardware configuration tool is applied to configuration and parameter setting for all hardwares of automotive engineers. The following functions are available.

- Configuratioin of automatic system: select hardware module rack from electronic catalogue, and assign the selected module to desired slot.
- Distributed I/O configuration and non-distributed I/O configuration are same in configuration mode and support channel-specific I/O.
- Parameter set of CPU:attributes, such as startup property and scanning time, can be adjusted by menu. It also supports multiple calculation. Input data shall be stored in CPU system data block.
- Parameter set of hardware module: user is able to define all adjustable parameters of hardware modules from screen.

It is no need to set parameter through DIP switch. When CPU powers on,it will automatically execute parameter set of hardware module. Therefore, when changing module, no need to re-set parameter.

• Parameter set of functional module(FM) and communication processor (CP) : same as that of other hardware module, the parameter will be set during hardware configuration.

In terms of the parameter set, it provides parameterized format of hardware module and rule (within the scope of supply: FM/CP software package is included).

In screen form of parameter set, the system only provides allowable input, as a result, it can avoid the input of wrong data.



Figure 3-4
Hardware configuration，including distributed I/O



Figure 3-5
parameterization of FM module

Function
(Continued)
Tools
(Continued)

System diagnosis
System diagnosis provides general situation of automatic system for users, which can be displayed by two modes:
- informative text which can be read in quick and direct manner
- Display hardware configuration by graphics mode has the following ways:

-Display general information of module (for example, order number, version number and destination of the module) and state of the module
  - Display module failure, for example, channel failure of concentrated I/O and DP sub-station,

-Display information for diagnosing buffer zone. In terms of CPU, it displays more information:
- Cause of user's compiled program operating trouble
- Display cycle time (maximum cycle, minimum cycle and the last cycle)
- Display occupied and unoccupied storage area
- Capacity and utilization of MPI communication
- Display performance data (possible input/output points, bit-oriented memory, counter, timer and blcok)

Communication configuration
- Configuration and display of connection
- Cyclic data transmisstion through MPI and driven by time.

- Selection of communication participants
- Input data source and data destination; generation of all system data block and transmission to CPU are executed aum.atically

- Data of event drive

- Definition of commincations link
- Select communication block (CFB) from manifold block library
- Use conventional programming language (such as，LAD) to execute parameter set for selected communication block.



Figure 3-6 Communication configuration

Function (Continued)
Tools (Continued)

Programming language
When programming, ladder diagram(LAD), functional block diagram (FBD) and statement list can be used.

In traditional PLC ladder diagram (LAD)and functional block diagram (FBD)of programming language , generated program complies with the standard of DIN.EN6.1131-3. LAD and FBD editors which facilitate users shall provide the following functions:

- Easy to enter and being visualized
  Compliation of ladder diagram and functional module diagram aim at facilitating users, for example, the function of drag and drop, copy and paste.

- Existing complex functions in program library (for example, PID controller) or user's own standard scheme



Figure 3-7 Ladder Diagram

Text programming language-statement list (STL) enables user to best use time and storage area in program, and, access more to hardware. When generating those programs, the following editing functions shall be provided to users.

- The possibility of input data by incremental mode or free-text mode:User can immediately check correctness of every input based on incremental mode, or, firstly generate the whole program by symbols on text editor, and then transform by appropriate symbol table.

Figure 3-8 Functional block diagram



Figure 3-9 Statement list

Function
Instruction set

Programming language of STEP 7 enjoys abundant instruction set based on STEP 5, which is able to compile complex function in simple and quick manner rather than profound programming knowledge.
The following functions are available.
• Binary logic (including pluse edge detection)
• Word operation
• Timer / counter
• Compare function
• Transformation function
• Shifting / cyclic shift
• Functions , including trigonometric function, exponential function, and logarithmic function
• Program control (branch, branch distributor, calling, , master relay)

Intensified test function and service function make programming more easy.
• Set breakpoint (S7-400 only)
• Pushed input and output (S7-400 only)
• Rewiring
• Display cross-reference Table
STEP 7 supports multiple calculation of S7-400.

State function
• It is able to download and debug block directly from editor.
• State of several blocks are able to be monitored at same time.
•Special point of search function program can be quickly found (XRef) by input search standard (for example, symbol name and address)
• Online help (F1) of function and block

Professional edition Profestional ediction of STEP 7 is a new software package including IEC language: STEP 7Basic, S7-SCL, S7-GRAPH and S7-PLCSIM. It is the updata software package.

PC adapter
• Through cable of RS232,connect PC without unoccupied slot (such as laptop) to S7 automatic system.
• Execute connection which is similar to MPI by CP.
• Scope of supply: PC adapter and product Description

Technical data

| | | | |
|---|---|---|---|
| Transmission speed with PC<br>Transmission speed with S7/C7 (RS 485 , MPI/DP)<br>RS 232/RS 485 connetor | 19.2/38.4kbit/s<br>19.2kbit/s to 1.5Mbit/s<br>9-pin plug | Power supply<br>Class of protection | 24V DC and 5V DC (connection from MPI/DP) IP 20 |

Ordering data

| | | | |
|---|---|---|---|
| STEP 7 V5.1 (Windows 95/98/NT)<br>Being used for SIMATIC S7-300/-400,<br>SIMATIC C7; SIMATIC WinAC<br>Operating system: Windows 95/98/NT<br>5 languages：<br>Including authorization floppy (3.5")，no-document single user authorization, update service<br>Upate from V2.x/3.x/4.x/5.0 to V5.1 | <br><br><br>6ES7 810-4CC05-0YX0<br>6ES7 810-4BC01-0YX2<br>6ES7 810-4CC05-0YX4<br><br><br><br><br>6ES7 810-4CA05-8AA0<br>6ES7 810-4CA05-8BA0 | SIMATIC Handbook Sets<br>CD-version Electronic manual with multiple language<br>S7-200, TD 200, S7-300, C7, S7-400, STEP 7, engineering tool，operating software，SIMATIC DP， SIMATIC HMI，SIMATIC NET | 6ES7 998-8XC01-8YE0 |
| STEP 7 Document package of basic information including usage introduction, hardware configuration manual, programming manual and transformation mannual<br>German<br>English | <br><br><br><br><br><br>6ES7 810-4CA05-8AR0<br>6ES7 810-4CA05-8BR0 | When using STEP 7 on PC, it is necessary to purchase the following parts separately:<br>• If unoccupied ISA slot exists on PC:<br>CP 5611 MPI<br>including MPI cable (5 meters)<br>• If no unoccupied ISA slot exists on PC:<br>PC adapter<br>RS 232，9 –pin plug；<br>with RS 232/MPI transformer， maximum 38.4 kbit/s<br>RS 232 calbe double 9 –pin plug | <br><br><br>6GK1 561-1AM00<br><br><br>6ES7 972-0CA23-0XA0<br><br><br>6ES7 901-1BF00-0XA0 |
| Reference manual of STEP 7 including LAD, STL and FBD manual, as well as reference manual for SIMATIC system and standard function<br>German<br>English | | | |

STEP 7-Mini

Application

As a lower-priced software, STEP 7-Mini aims at finishing easy and independent tasks of SIMATIC S7-300 and C7-620.

Function

STEP 7-Mini programming software provides user same tools that of STEP 7 basic software:

- Project manager, which is used for joint management of project and features easy browsing.
- Symbol table, which defines globle variable.
- Hardware configuration, which is applied to hardware configuration and parameter set, as well as configure distributed I/O. However, it cannot set hardware parameter for FM and CP.
- Commincation, which objects to communication among every automatic system.
- Informational function, which is applied to data view of internal state, CPU data, and diagnosis information, etc.
- Programming language, which including statement list(STL)、ladder diagram (LAD)and functional block diagram(FBD).

附加的 SIMATIC 软件包，例如:工程工具软件，不能与 STEP 7-Mini 生成的程序可以在 STEP 7 下运行。 STEP 7-Mini 可升级到STEP 7。Additional SIMATIC software package, for example, engineering tool software cannot run ….(这句话的中文不通顺). STEP 7-Mini shall update to STEP 7.

Technical data

| | | | |
|---|---|---|---|
| Transmission speed with PC<br>Transmission speed with S7/C7 (RS485, MPI/DP) | 19.2/38.4kbit/s<br>19.2tkbit/s to 1.5Mbit/s | RS232/485 Connector<br>Power supply<br><br>Class of protection | 9 –pin plug<br>MPI/DP interface provides 24V DC and 5V DC IP20 |

Ordering data

| | | | |
|---|---|---|---|
| STEP 7 Mini<br>Being used for SIMATIC S7-300，C7； and PC with PG 7xx，486 above， 16M RAM minimum，<br>Windows 95/98/NT；<br>5 languanges: including authorization disk, no manual, single user authorization, update service<br>V2.x/3.x/4.x updates to V5.0<br><br>SIMATIC manual, an electronic and multi-language manual storing at CD-ROM<br><br>including: S7-200, TD200, S7-300, C7, S7-400, STEP 7, engineering tool, operating software， SIMATIC DP | 6ES7 810-3CC04-0YX0<br>6ES7 810-3BC01-0YX2<br>6ES7 810-3CC04-0YX4<br><br>6ES7 998-8XC01-8YE0 | When using STEP 7 on PC, it is necessary to purchase the following parts separately:<br>• If unoccupied ISA slot exists on PC:<br>CP 5611 MPI including MPI cable (5 meters)<br>• If no unoccupied ISA slot exists on PC:<br>PC adapter<br>RS 232，9 –pin plug；<br>with RS 232/MPI transformer， maximum 38.4 kbit/s<br>RS 232 calbe double 9 –pin plug | 6GK1 561-1AM00<br><br>6ES7 972-0CA23-0XA0<br><br>6ES7 901-1BF00-0XA0 |

STEP 7 Professional edition

Application

STEP 7

STEP 7 is the standard tool for SIMATIC S7，C7 and WinAC automatic system, which can realize:

- hardware configuration and parameter set
- definition of communication
- programming
- test, initialization and service
- documentation and filing

Runing and expanded diagnosis of online help support all these functions.Same as that of STEP 5, STEP 7, as part of standard component of software, is pre-installed in editiors of PG 720、 PG 740 和 PG 760.Meanwhile, it also provides PC software package (Windows 95,98,NT), when intalls it in PC, it needs a MPI card or PC adapter.For a project, STEP 7 is able to realize parallel operation of multi-users, however, multi-users are not allowed to write access. For PLC, S7-SCLS7-SCL (structured control language) is a high-level language which is similar to PASCAL. S7-SCL boasts certificate of PLC Open Base Level and meets with standard of DIN EN 6.1131-3. Therefore, it is especially valuable for compiling complex calculation function or program with the tasks of data and quantity. S7-SCL permits:

- programming inefficient and convenient manner
- providing PLC program quality
- delivery of readability
- easier test

The software applies to SIMATIC S7-300 (CPU 314 above )，S7-400， and C7 as well as WinAC.

S7-GRAPH

Use of S7-GRAPH engineering tool is able to execute configuration and programming for every sequence act during process by standard display mode. For example, process control such as component manufacturing can be divided into sequence control and other different parts, making structure of PLC program easier to read, which is especially suitable for the process of manufacturing, so as to avoid expensive break down. S7-GRAPH provides user advanced Windows interface with abundant diagrams, windows, and zoom options. Systematic structure and clear organizational display enable S7-GRAPH control sequence process in more efficient manner. The software can be applied to SIMATIC S7-300 (CPU 314 above )，S7-400，and C7 as well as WinAC.Even if S7-PLCSIM does not configure hardware structure, use S7-PLCSIM simulation software can also execute function test on SIMATIC S7 user program block on editor/PC, which w.ill facilitate user to debug.

- Quick start can be done with less cost.
- Improve program quality, it applies to LAD，FBD and STL.

Presentation method being applied to all SIMATIC engineering tools are:

- S7-GRAPH
- S7-HiGraph
- S7-SCL
- CFC (including SFC)

expanded application domain：

- S7-PDIAG

| | |
|---|---|
| STEP 7 Professional edition<br>Being used for SIMATIC S7-300/-400, SIMATIC C7; SIMATIC WinAC operating system：Windows 95/98/NT<br>5 languanges: including authorization floppy(3.5"), no documents, single user authorization, update service | 6ES7 810-5CC05-0YE0<br>6ES7 810-5BC04-0YE2 |
| Update to software package of August 2000 edition---being used for updating from STEP 7 to STEP 7 professional edition | 6ES7 810-5CC05-0YE4<br>6ES7 810-5CC05-0YE5 |
| STEP 7 Document package of basic information including usage introduction, hardware configuration manual, programming manual and transformation mannual<br>German<br>English | <br>6ES7 810-4CA05-8AA0<br>6ES7 810-4CA05-8BA0 |
| Reference manual of STEP 7 including LAD, STL and FBD manual, as well as reference manual for SIMATIC system and standard function<br>German<br>English | <br>6ES7 810-4CA05-8AR0<br>6ES7 810-4CA05-8BR0 |
| S7 GRAPH V5.0 mannual<br>German<br>English | <br>6ES7 811-0CC03-8AA0<br>6ES7 811-0CC03-8BA0 |
| S7-SCL V5.1 manual<br>German<br>English | |

| | |
|---|---|
| SIMATIC Handbook Sets<br>CD-version Electronic manual with multiple language<br>S7-200, TD 200, S7-300, C7, S7-400, STEP 7, engineering tool，operating software，SIMATIC DP， SIMATIC HMI，SIMATIC NET | 6ES7 811-1CC04-8AA0<br>6ES7 811-1CC04-8BA0<br>6ES7 998-8XC01-8YE0 |
| When using STEP 7 on PC, it is necessary to purchase the following parts separately:<br>• If unoccupied ISA slot exists on PC:<br>CP 5611 MPI including MPI cable (5 meters) | 6GK1 561-1AM00 |
| • If no unoccupied ISA slot exists on PC:<br>PC adapter<br>RS 232，9 –pin plug；with RS 232/MPI transformer， maximum 38.4 kbit/s | 6ES7 972-0CA23-0XA0 |
| RS 232 calbe<br>double 9 –pin plug | 6ES7 901-1BF00-0XA0 |

| Project | Module | Order Number | Number of Occupied Slot / Occupied Slot Number from L+/L (1–11) | Module Number mA | ΣmA | Current from Rear Board Bus mA | ΣmA | Price | Current Total price |
|---|---|---|---|---|---|---|---|---|---|
| Power Module | PS 307 , 2A | 6ES7 307-1BA00-0AA0 | 1.25 | | | | | | |
| | PS 307 , 5A[6] | 6ES7 307-1EA00-0AA0 | 2 | | - | | | | |
| | PS 307 , 10A | 6ES7 307-1KA00-0AA0 | 5 | | - | | | | |
| | PS 305 , 2A | 6ES7 305-1BA80-0AA0 | 2 | | - | | | | |
| Central processing Unit | CPU 312 IFM[4) 5) 6)] | 6ES7 312-5AC02-0AB0 | 800[3] | | | 2 | 700 | | |
| | CPU 313[5] | 6ES7 313-1AD03-0AB0 | 2 | | 1200[3] | | 700 | | |
| | CPU 314 IFM[6] | 6ES7 314-5AE03-0AB0 | 2 | | 1200[3] | | 1000 | | |
| | CPU 314[6] | 6ES7 314-1AE04-0AB0 | 2 | | 1200[3] | | 700 | | |
| | CPU 315 | 6ES7 315-1AF03-0AB0 | 2 | | 1200[3] | | 700 | | |
| | CPU 315-2 DP[6] | 6ES7 315-2AF03-0AB0 | 2 | | 1200[3] | | 900 | | |
| | CPU 316-2 DP | 6ES7 316-2AG00-0AB0 | 2 | | 1200[3] | | 900 | | |
| | CPU 318-2 | 6ES7 318-2AJ00-0AB0 | 4 | | 1200[3] | | 1200 | | |
| Interface Module | IM 360 | 6ES7 360-3AA01-0AA0 | 1 | | 350 | | - | | |
| | IM 365[2) 6)] | 6ES7 365-0BA01-0AA0 | 1 | 2) | 100 | | - | | |
| Digital Input | 16 x 24V DC[6] | 6ES7 321-1BH02-0AA0 | 1 | | 25 | | 25 | | |
| | 16 x 24V DC Source Input | 6ES7 321-1BH50-0AA0 | | | 1 | | 10 | - | |
| | 32 x 24V DC[6] | 6ES7 321-1BL00-0AA0 | 1 | | 15 | | - | | |
| | 16 x 48~125V DC | 6ES7 321-1CH80-0AA0 | 1 | | 40 | | - | | |
| | 16 x 120V AC | 6ES7 321-1EH01-0AA0 | 1 | | 16 | | - | | |
| | 32 x 120V AC | 6ES7 321-1EL00-0AA0 | 1 | | 16 | | - | | |
| | 8 x 120/230V AC[6] | 6ES7 321-1FF01-0AA0 | 1 | | 29 | | - | | |
| | 16 x 24V DC[6] | 6ES7 321-7BH00-0AB0 | 1 | | 55 | | 40 | | |
| Digital Output | 8 x 24V DC , 2A | 6ES7 322-1BF01-0AA0 | 60 | | 1 | | 40 | | |
| | 16 x 24V DC , 0.5A[6] | 6ES7 322-1BH01-0AA0 | 1 | | 80 | | 120 | | |
| | 32 x 24V DC , 0.5A | 6ES7 322-1BL00-0AA0 | 1 | | 90 | | 200 | | |
| | 8 x 48~125V DC , 1.5A | 6ES7 322-1CF80-0AA0 | | | 1 | | 100 | 40 | |
| | 16 x 120V AC , 0.5A | 6ES7 322-1EH01-0AA0 | 1 | | 184 | | 3[7] | | |
| | 32 x 120V DC , 1A | 6ES7 322-1EL00-0AA0 | 1 | | 100 | | 275 | | |
| | 8 x 120/230V DC , 1A[6] | 6ES7 322-1FF01-0AA0 | | | 1 | | 100 | 2[7] | |
| | 16 x Relay Output2A | 6ES7 322-1HH00-0AA0 | 1 | | 100 | | 250 | | |
| | 8 x Relay Output , 2A | 6ES7 322-1HF01-0AA0 | 1 | | 40 | | 110 | | |
| | 8 x Relay Output , 8A[6] | 6ES7 322-1HF10-0AA0 | | | 1 | | 40 125 | | |
| | 8 x 24V DC , 0.5A | 6ES7 322-8BF00-0AB0 | 1 | | 70 | | 90 | | |
| | 8 x Relay , 5A | 6ES7 332-1HF20-0AA0 | 1 | | 45 | | 145 | | |
| Digital I/O | 8DI, 8DO, 24V DC, 0.5A[6] | 6ES7 323-1BH01-0AA0 | 20 | | 1 | | 40 | | |
| | 16DI, 16DO, 24V DC, 0.5A | 6ES7 323-1BL00-0AA0 | | | 1 | | 55 100 | | |
| Analog Input | 2x9 to 14 bit + sign bit[6] | 6ES7 331-7KB01-0AB0 | 80 | | 1 | | 60 | | |
| | 8x9 to 14 bit + sign bit | 6ES7 331-7KF01-0AB0 | 1 | | 60 | | 200 | | |

K[1)]

模块数量 - Module Number

总线站 - Bus Station

从背板总线吸取的电流 - Current absorbing from rear board bus

从L+/L1 吸取的电流 - Current absorbine from L+/L1

| | | | | | | |
|---|---|---|---|---|---|---|
| | 8 x 15 bit + sign bit | 6ES7 331-7NF00-0AB0 | 1 | 130 | - | |
| | 8x15 or24 bit + sign bit | 6ES7 331-7PF00-0AB0 | | 1 | 100 | 200 |
| | 8x24 bit + sign bit | 6ES7 331-7PF10-0AB0 | 1 | 100 | 200 | |
| Analog Input | 2 x 11 bit + sign bit[6)] | 6ES7 332-5HB01-0AB0 | 1 | 60 | 135 | |
| | 4 x 11 bit + sign bit | 6ES7 332-5HD01-0AB0 | 1 | 60 | 240 | |
| | 4 x 15 bit + sign bit | 6ES7 332-7ND00-0AB0 | 1 | 60 | 240 | |
| Analog I/O | 4 input , 2 output | 6ES7 334-0CE01-0AA0 | 1 | 55 | 110 | |
| | 4 input , 2 output[6)] | 6ES7 334-0KE00-0AB0 | 1 | 60 | 80 | |
| | 4 input , 4 output | 6ES7 335-7HG01-0AB0 | | 1 | 75 150 | |

| | | | | | | | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Ex Digital Input 4 x 24 V DC | 6ES7 321- | 1 | | | | | | | | | | | | | | 80 | | 50 | | | |
| Ex Digital Output 4 x 24V DC , 10mA | 6ES7 322-<br>5SD00-0AB0 | 1 | | | | | | | | | | | | | | 70 | | 160 | | | |
| x 15V DC , 20mA | 6ES7 322-<br>5RD00-0AB0 | 1 | | | | | | | | | | | | | | 70 | | 160 | | | |
| Ex Analog Input 4x10 to 15 bit + sign bit | 6ES7 331-<br>7RD00-0AB0 | 1 | | | | | | | | | | | | | | 60 | | 150 | | | |
| 8 thermocouple /4 thermo resistor | 6ES7 331-<br>7SE00-0AB0 | 1 | | | | | | | | | | | | | | 120 | | - | | | |
| Ex Analog Output 4 x 15 bit | 6ES7 337-<br>5RD00-0AB0 | 1 | | | | | | | | | | | | | | 80 | | 180 | | | |
| Function Module SM 338 position testing module | 6ES7 338- | 1 | | | | | | | | | | | | | | 160 | | 10 | | | |
| SM 338 position testing module | 4BC00-0AB0 | 2 | | | | | | | | | | | | | | 100 | | 100 | | | |
| CM 35 Counter module | 6ES7 338- | 1 | | | | | | | | | | | | | | 150 | | - | | | |
| FM 350-1 Counter module | 7UH01-0AC0 | 1 | | | | | | | | | | | | | | 160 | | 20 | | | |
| FM 350-2 Counter module | 6AT1 735- | 1 | | | | | | | | | | | | | | 100 | | 150 | | | |
| FM 351 bit control module 8) | 0AA01-0AA0 | 2 | | | | | | | | | | | | | | 200 | | 350 | | | |
| FM 352 ECAM controller | 6ES7 350- | 2 | | | | | | | | | | | | | | 100 | | 200 | | | |
| FM 353 bit control module 8) | 1AH02-0AE0 | 2 | | | | | | | | | | | | | Ye | 100 | | 300 | | | |
| FM 354 bit control module 8) | 6ES7 350- | 5 | | | | | | | | | | | | | Ye | 100 | | 350 | | | |
| FM 357 bit control module 8) | 2AH01-0AE0 | 2 | | | | | | | | | | | | | Ye | 100 | | 1000 | | | |
| FM 355C control module, 4AO 8) | 6ES7 351- | 2 | | | | | | | | | | | | | Ye | 75 | | 310 | | | |
| FM 355S control module, 8DO 8) | 1AH01-0AE0 | 2 | | | | | | | | | | | | | Ye | 75 | | 270 | | | |
| FM 356-4 control module , 4MB | 6ES7 352- | 2 | | | | | | | | | | | | | Ye | 80 | | 400 | | | |
| FM 356-4 application module , 8MB | 1AH01-0AE0 | 2 | | | | | | | | | | | | | Ye | 80 | | 400 | | | |
| ASM470 , MOBY interface module | 6ES7 353- | 1 | | | | | | | | | | | | | | 100 | | 50 | | | |
| SIWAREX U Weighing module | 1AH01-0AE0 | 1 | | | | | | | | | | | | | | 100 | | 220 | | | |
| SIWAREX U Weighing module | 6ES7 354-<br>1AH01-0AE0 | 1 | | | | | | | | | | | | | | 100 | | 220 | | | |
| SIWAREX M Weighing module | 6ES7 357-<br>4AH01-0AE0 | 2 | | | | | | | | | | | | | | 50 | | 300 | | | |
| Simulator Module | 6ES7 374- | 1 | | | | | | | | | | | | | | 80 | | - | | | |
| Simulation Module | 6ES7 370- | 1 | | | | | | | | | | | | | | 5 | | - | | | |
| CP 340 communication module , RS 232C 9) | 6ES7 340- | 1 | | | | | | | | | | | | | | 165 | | - | | | |
| CP 340 communication module , 20mA 9) | 6ES7 340- | 1 | | | | | | | | | | | | | | 220 | | - | | | |
| CP 340 communication module , RS | 6ES7 340- | 1 | | | | | | | | | | | | | | 165 | | - | | | |
| CP 341 communication module , RS 232C 9) | 6ES7 341- | 1 | | | | | | | | | | | | | | 70 | | 200 | | | |
| CP 341 communication module , 20mA 9) | 6ES7 341- | 1 | | | | | | | | | | | | | | 70 | | 200 | | | |
| CP 341 communication module , RS | 6ES7 341- | 1 | | | | | | | | | | | | | | 70 | | 240 | | | |
| CP 343-2 communication module 9) | 6ES7 343- | 1 | | | | | | | | | | | | | Ye | 200 | | - | | | |
| CP 342-5 communication module 9) | 6GK7 342- | 2 | | | | | | | | | | | | | Ye | 70 | | 250 | | | |
| CP 343-5 communication module 9) | 6GK7 343- | 2 | | | | | | | | | | | | | Ye | 70 | | 250 | | | |
| CP 343-1 communication module 9) | 6GK7 343- | 2 | | | | | | | | | | | | | Ye | 70 | | 600 | | | |
| CP 343-1 IT communication module 9) | 6GK7 343- | 2 | | | | | | | | | | | | | Ye | 70 | | 600 | | | |

CR Total Current
+
ER Total Current (IM 365)
=
Total Current

CR 24V DC Total Current

CPU 312IFM，
Maximum 800mA CPU
313~318-2，Maximum
1200mA

1) Except for the module listed above, communication bus includes all available MPI interface of CPU

2) When using IM 365，ER could not be inserted into communication bus; when using IM 365，extensiable rack dosen' t need power supply，total current of rear board of CR and ER could not exceed the current provided by CPU

3) Provide current for rear board

4) floating ground design could be prohibited

5) Only used in arrangement with single row

6) Corresponding module for temperature scope expansion with the same parameter

7) Current absorbing from L1

8) Not in FM 356-4 native position

9) Only through S7 standard and extensible access for communication function

Number of Occupied Slot → Slot Number L1 1 2 3 4 5 6 7 8 9 10 11; Total Price; K[1] Bus Station; Module Number; Current absorbing from rear broad total bus; Price; Current absorbing from L+ / mA ΣmA mA ΣmA

| Project | Module | Order Number | Price | Total Price | K[1] Bus Station | Current absorbing from rear broad total bus (mA) | Current absorbing from L+ (mA) | ΣmA |
|---|---|---|---|---|---|---|---|---|
| Power | PS 307, 2A | 6ES7 307-1BA00-0AA0 | 1.25 | | | - | | |
| | PS 307, 5A[6] | 6ES7 307-1EA00-0AA0 | 2 | | | - | | |
| | PS 307, 10A | 6ES7 307-1KA00-0AA0 | 5 | | | - | | |
| | PS 305, 2A | 6ES7 305-1BA80-0AA0 | 2 | | | - | | |
| Interface Module | IM 361 | 6ES7 361-3CA01-0AA0 | 500 | | | 2 | 800[3] | |
| | IM 365[2] [6] | 6ES7 365-0BA01-0AA0 | 1 | | 2) | 800[3] | - | |
| Digital Input | 16 x 24V DC[6] | 6ES7 321-1BH02-0AA0 | 1 | | | 25 | 25 | |
| | 16 x 24V DC Source Input | 6ES7 321-1BH50-0AA0 | | | | 1 | 10 | - |
| | 32 x 24V DC[6] | 6ES7 321-1BL00-0AA0 | 1 | | | 15 | - | |
| | 16 x 48~125V DC | 6ES7 321-1CH80-0AA0 | 1 | | | 40 | - | |
| | 16 x 120V AC | 6ES7 321-1EH01-0AA0 | 1 | | | 16 | - | |
| | 32 x 120V AC | 6ES7 321-1EL00-0AA0 | 1 | | | 16 | - | |
| | 8 x 120/230V AC[6] | 6ES7 321-1FF01-0AA0 | 1 | | | 29 | - | |
| | 16 x 24V DC[6] | 6ES7 321-7BH00-0AB0 | 1 | | | 55 | 40 | |
| Digital Output | 8 x 24V DC, 2A | 6ES7 322-1BF01-0AA0 | | 60 | | 1 | 40 | |
| | 16 x 24V DC, 0.5A[6] | 6ES7 322-1BH01-0AA0 | 1 | | | 80 | 120 | |
| | 32 x 24V DC, 0.5A | 6ES7 322-1BL00-0AA0 | 1 | | | 90 | 200 | |
| | 8 x 48~125V DC, 1.5A | 6ES7 322-1CF80-0AA0 | | | | 1 | 100 | 40 |
| | 16 x 120V AC, 0.5A | 6ES7 322-1EH01-0AA0 | 1 | | | 184 | 3[7] | |
| | 32 x 120V DC, 1A | 6ES7 322-1EL00-0AA0 | 1 | | | 100 | 275 | |
| | 8 x 120/230V DC, 1A[6] | 6ES7 322-1FF01-0AA0 | | | | 1 | 100 | 2[7] |
| | 16 x Relay Output2A | 6ES7 322-1HH00-0AA0 | 1 | | | 100 | 250 | |
| | 8 x Relay Output, 2A | 6ES7 322-1HF01-0AA0 | 1 | | | 40 | 110 | |
| | 8 x Relay Output, 8A[6] | 6ES7 322-1HF10-0AA0 | | | | 1 | 40125 | |
| | 8 x 24V DC, 0.5A | 6ES7 322-8BF00-0AB0 | 1 | | | 70 | 90 | |
| | 8 x Relay output, 5A | 6ES7 332-1HH00-0AA0 | 1 | | | 45 | 145 | |
| Digital I/O | 8DI, 8DO, 24V DC, 0.5A[6] | 6ES7 323-1BH01-0AA0 | | 20 | | 1 | 40 | |
| | 16DI, 16DO, 24V DC, 0.5A | 6ES7 323-1BL00-0AA0 | | | | 1 | 55100 | |
| Analog Input | 2x9 to 14 bit + sign bit[6] | 6ES7 331-7KB01-0AB0 | | 80 | | 1 | 60 | |
| | 8x9 to 14 bit + sign bit | 6ES7 331-7KF01-0AB0 | 1 | | | 60 | 200 | |
| | 8 x 15 bit + | 6ES7 331-7NF00-0AB0 | 1 | | | 130 | - | |
| | 8x15 or 24bit + sign bit | 6ES7 331-7PF00-0AB0 | | | | 1 | 100 | 200 |
| | 8x24bit + sign bit | 6ES7 331-7PF10-0AB0 | 1 | | | 100 | 200 | |
| Analog Output | 2 x 11 bit +sign bit[6] | 6ES7 332-5HB01-0AB0 | | 135 | | 1 | 60 | |
| | 4 x 11bit + sign bit | 6ES7 332-5HD01-0AB0 | 1 | | | 60 | 240 | |
| | 4 x 15 bit + sign bit | 6ES7 332-7ND00-0AB0 | 1 | | | 60 | 240 | |
| Analog I/O | 4 input, 2 output | 6ES7 334-0CE01-0AA0 | 1 | | | 55 | 110 | |
| | 4 input, 2 output[6] | 6ES7 334-0KE00-0AB0 | 1 | | | 60 | 80 | |
| | 4 input, 4 output | 6ES7 335-7HG01-0AB0 | | | | 1 | 75150 | |
| Ex Digital Output | 4 x 24 V DC | 6ES7 321-7RD00-0AB0 | 1 | | | 80 | 50 | |
| Ex Digital Output | 4 x 24V DC, 10mA | 6ES7 322-5SD00-0AB0 | | 160 | | 1 | 70 | |
| | 4 x 15V DC, 20mA | 6ES7 322-5RD00-0AB0 | 1 | | | 70 | 160 | |

| | | | | | |
|---|---|---|---|---|---|
| Ex Analog Input | 4x10 to 15 bit + sign bit | 6ES7 331-7RD00-0AB0 | 1 | 60 | |
| | | 150 | | | |
| | 8 thermocouple/4 thermo resistor | 6ES7 331-7SF00-0AB0 | 1 | 120 | - |
| Ex Analog Output | 4 x 5 bit | 6ES7 337-5RD00-0AB0 1 | 80 | 180 | |

| | | | | | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Function Module SM 338 position testing module | 6ES7 338-4BC00-0AB0 | 1 | | | | | | | | | | | | | | 16 | 10 | | | |
| SM 338 position testing module | 6ES7 338-7UH01-0AC0 | 2 | | | | | | | | | | | | | | 10 | 100 | | | |
| CM 35 Counter module | 6AT1 735-0AA01-0AA0 | 1 | | | | | | | | | | | | | | 15 | - | | | |
| FM 350-1 Counter module | 6ES7 350-1AH02-0AE0 | 1 | | | | | | | | | | | | | | 16 | 20 | | | |
| FM 350-2 Counter module | 6ES7 350-2AH01-0AE0 | 1 | | | | | | | | | | | | | | 10 | 150 | | | |
| FM 351 position testing module 8) | 6ES7 351-1AH01-0AE0 | 2 | | | | | | | | | | | | | | 20 | 350 | | | |
| FM 352 electronic cam module 8) | 6ES7 352-1AH01-0AE0 | 2 | | | | | | | | | | | | | | 10 | 200 | | | |
| FM 353 position testing module 8) | 6ES7 353-1AH01-0AE0 | 2 | | | | | | | | | | | | | Yes | 10 | 300 | | | |
| FM 354 position testing module 8) | 6ES7 354-1AH01-0AE0 | 5 | | | | | | | | | | | | | Yes | 10 | 350 | | | |
| FM 357 position testing module 8) | 6ES7 357-4AH01-0AE0 | 2 | | | | | | | | | | | | | Yes | 10 | 1000 | | | |
| FM 355C control module, 4AO 8) | 6ES7 355-0VH10-0AE0 | 2 | | | | | | | | | | | | | Yes | 7 | 310 | | | |
| FM 355S control module, 8DO 8) | 6ES7 355-1VH10-0AE0 | 2 | | | | | | | | | | | | | Yes | 7 | 270 | | | |
| FM 356-4 application module，4MB | 6ES7 356-4BM00-0AE | 2 | | | | | | | | | | | | | Yes | 8 | 400 | | | |
| FM 356-4 application module，8MB | 6ES7 356-4BN00-0AE | 2 | | | | | | | | | | | | | Yes | 8 | 400 | | | |
| ASM470，MOBY connecting module | 6GT2 002-0FA10 | 1 | | | | | | | | | | | | | | 10 | 50 | | | |
| SIWAREX U Weighing module | 7MH4 601-1AA01 | 1 | | | | | | | | | | | | | | 10 | 220 | | | |
| | 7MH4 601-1BA01 | 1 | | | | | | | | | | | | | | 10 | 220 | | | |
| SIWAREX U Weighing module | 7MH4 553-1AA41 | 2 | | | | | | | | | | | | | | 5<br>0 | 300 | | | |
| Simulator Module | 6ES7 374-2XH01- | 1 | | | | | | | | | | | | | | 8 | - | | | |
| Simulation Module | 6ES7 370-0AA01- | 1 | | | | | | | | | | | | | | 5 | - | | | |
| CP 340 communication module，RS | 6ES7 340-1AH01- | 1 | | | | | | | | | | | | | | 16 | - | | | |
| CP 340 communication module， | 6ES7 340-1BH00- | 1 | | | | | | | | | | | | | | 22 | - | | | |
| CP 340 communication module，RS | 6ES7 340-1CH00- | 1 | | | | | | | | | | | | | | 16 | - | | | |
| CP 341 communication module，RS | 6ES7 341-1AH01- | 1 | | | | | | | | | | | | | | 7 | 200 | | | |
| CP 341 communication module， | 6ES7 341-1BH01- | 1 | | | | | | | | | | | | | | 7 | 200 | | | |
| CP 341 communication module，RS | 6ES7 341-1CH01- | 1 | | | | | | | | | | | | | | 7 | 240 | | | |
| CP 343-2 communication module 9) | 6ES7 343-2AH00- | 1 | | | | | | | | | | | | | Yes | 20 | - | | | |
| CP 342-5 communication module 9) | 6GK7 342-5DA02- | 2 | | | | | | | | | | | | | Yes | 7 | 250 | | | |
| CP 343-5 communication module 9) | 6GK7 343-5FA00- | 2 | | | | | | | | | | | | | Yes | 7 | 250 | | | |
| CP 343-1 communication module 9) | 6GK7 343-1EX10- | 2 | | | | | | | | | | | | | Yes | 7 | 600 | | | |
| CP 343-1 IT communication module | 6GK7 343-1GX00- | 2 | | | | | | | | | | | | | Yes | 7 | 600 | | | |

1) Except for the module listed above, communication bus includes all available MPI interface of CPU
2) When using IM 365，ER could not be inserted into communication bus; when using IM 365，extensiable rack dosen' t need power supply，total current of rear board of CR and ER could not exceed the current provided by CPU
3) Provide current for rear board
4) floating ground design could be prohibited
5) Only used in arrangement with single row

6) Corresponding module for temperature scope expansion with the same parameter
7) Current absorbing from L1
8) Not in FM 356-4 native position
9) Only for communication function can be performed through S7 standard and extensible access

| Oder number | Ordering |
|---|---|
| 6ES7305-1BA80-0AA0 | PS 305，power module，24/48/60/110VDC input，24VDC/2A output，temperature scope expansion |
| 6ES7307-1BA00-0AA0 | PS 307，power module，120/230VAC input，24VDC/2A output |
| 6ES7307-1EA00-0AA0 | PS 3107，power module，120/230VAC input，24VDC/5A output |
| 6ES7307-1EA80-0AA0 | PS 307，power module，120/230VAC input，24VDC/5A output，temperature scope expansion |
| 6ES7307-1KA00-0AA0 | PS 307，power module，120/230VAC input，24VDC/10A output |
| 6ES7312-5AC02-0AB0 | CPU 312 IFM，24VDC power supply，6KB working memory，integration I/O、counter、frequence measuring and other |
| 6ES7312-5AC82-0AB0 | CPU 312 IFM，24VDC power supply，6KB working memory，integration I/O、counter、frequence measuring and other |
| 6ES7313-1AD03-0AB0 | CPU 313，24VDC power supply，12KB working memory，DI/DO maximum 128 point，AI/AO maximum 32 point |
| 6ES7314-1AE04-0AB0 | CPU 314，24VDC power supply，24KB working memory，DI/DO maximum 512 point，AI/AO maximum 64 point |
| 6ES7314-1AE84-0AB0 | CPU 314，24VDC power supply，24KB working memory，，DI/DO maximum 512 point，AI/AO maximum 64 point，temperature |
| 6ES7314-5AE03-0AB0 | CPU 314 IFM，24VDC power supply，32KB working memory，integration I/O、counter、frequence measuring and other |
| 6ES7314-5AE83-0AB0 | CPU 314 IFM，24VDC power supply，32KB working memory，integration I/O、counter、frequence measuring and other |
| 6ES7314-5AE10-0AB0 | CPU 314 IFM，24VDC power supply，32KB working memory，could insert memory card，integration I/O、counter、frequence measuring and other functions，DI/DO maximum 512 point，AI/AO maximum 64 point |
| 6ES7315-1AF03-0AB0 | CPU 315，24VDC power supply，48KB working memory，DI/DO maximum 1024 point，AI/AO maximum 128 point |
| 6ES7315-2AF03-0AB0 | CPU 315-2 DP，24VDC power supply，64KB working memory，with PROFIBUS-DP master / slave interface，DI/DO maximum 2048 point（centralized configuation 1024 point），AI/AO maximum 256 |
| 6ES7315-2AF83-0AB0 | CPU 315-2 DP，24VDC power supply，64KB working memory，with PROFIBUS-DP master / slave interface，DI/DO maximum 2048 point（centralized configuation 1024 point），AI/AO maximum 256 |
| 6ES7316-2AG00-0AB0 | CPU 316-2 DP，24VDC power supply，128KB working memory，with PROFIBUS-DP master / slave interface，DI/DO maximum 4096 point（centralized configuation 1024 point），AI/AO maximum 512 |
| 6ES7318-2AJ00-0AB0 | CPU 318-2，24VDC power supply，512KB working memory，with PROFIBUS-DP master / slave interface，DI/DO maximum 16384 point（centralized configuation 1024 point），AI/AO maximum 2048 point |
| 6ES7360-3AA01-0AA0 | IM 360，interface module，used in main rack，can expand 3 racks |
| 6ES7361-3CA01-0AA0 | IM 361，interface module，used in expansion rack（when expand 3 racks） |
| 6ES7365-0BA01-0AA0 | IM 365，interface module，include two modules，one is used in main rack，the other is used in expansion rack，including connection calbe |
| 6ES7365-0BA81-0AA0 | IM 365，interface module，include two modules，one is used in main rack，the other is used in expansion rack，temperature scope expansion |
| 6ES7321-1BH02-0AA0 | SM 321，digital input module，16 point，24VDC，optical isolation |
| 6ES7321-1BH81-0AA0 | SM 321，digital input module，16 point，24VDC，optical isolation，temperature scope expansion |
| 6ES7321-1BH50-0AA0 | SM 321，digital input module，16 point，24VDC，optical isolation，origin input |
| 6ES7321-1BL00-0AA0 | SM 321，digital input module，32 point，24VDC，optical isolation |
| 6ES7321-1BL80-0AA0 | SM 321，digital input module，32 point，24VDC，optical isolation，temperature scope expansion |
| 6ES7321-1CH80-0AA0 | SM 321，digital input module，16 point，48～125VDC，optical isolation，temperature scope expansion |
| 6ES7321-1EH01-0AA0 | SM 321，digital input module，16 point，120VAC，optical isolation |
| 6ES7321-1EL00-0AA0 | SM 321，digital input module，32 point，120VAC，optical isolation |
| 6ES7321-1FF01-0AA0 | SM 321，digital input module，8 point，120/230VAC，optical isolation |
| 6ES7321-1FF81-0AA0 | SM 321，digital input module，8 point，120/230VAC，optical isolation，temperature scope expansion |
| 6ES7321-7BH00-0AB0 | SM 321，digital input module，16 point，24VDC，optical isolation，process interruption and diagnose function |
| 6ES7321-7BH80-0AB0 | SM 321，digital input module，16 point，24VDC，optical isolation，process interruption and diagnose function，temperature |
| 6ES7322-1BF01-0AA0 | SM 322，digital output module，8 point，24VDC，2A，transistoroutput，optical isolation |
| 6ES7322-1BH01-0AA0 | SM 322，digital output module，16 point，24VDC，0.5A，silicon controlled output，optical isolation |

| | |
|---|---|
| 6ES7322-1BH81-0AA0 | SM 322，digital output module，16 point，24VDC，0.5A，silicon controlled output，optical isolation，temperature scope |

表：Ordering Data Look-up Table

| Oder number | Ordering |
|---|---|
| 6ES7322-1BL00-0AA0 | SM 322，digital output module，32 point，24VDC，0.5A，transistoroutput，optical isolation |
| 6ES7322-1CF80-0AA0 | SM 322，digital output module，8 point，48 ~ 125VDC，1.5A，silicon controlledoutput，optical isolation，temperature scope |
| 6ES7322-1EH01-0AA0 | SM 322，digital output module，16 point，120VAC，0.5A，silicon controlledoutput，optical isolation |
| 6ES7322-1EL00-0AA0 | SM 322，digital output module，32 point，120VAC，1A，silicon controlledoutput，optical isolation |
| 6ES7322-1FF01-0AA0 | SM 322，digital output module，8 point，120/230VAC，1A，silicon controlledoutput，optical isolation |
| 6ES7322-1FF81-0AA0 | SM 322，digital output module，8 point，120/230VAC，1A，silicon controlledoutput，optical isolation，temperature scope |
| 6ES7322-1HH00-0AA0 | SM 322，digital output module，16 point，24VDC/120VAC，2A，optical isolation，electrical relayoutput |
| 6ES7322-1HF01-0AA0 | SM 322，digital output module，8 point，24VDC/230VAC，2A，optical isolation，electrical relayoutput |
| 6ES7322-1HF10-0AA0 | SM 322，digital output module，8 point，24VDC/230VAC，8A，optical isolation，electrical relayoutput |
| 6ES7322-1HF80-0AA0 | SM 322，digital output module，8 point，24VDC/230VAC，8A，optical isolation，electrical relayoutput，temperature scope |
| 6ES7322-8BF00-0AB0 | SM 322，digital output module，8 point，24VDC，0.5A，transistoroutput，each point has 2 output piont，one for inner series diode，one for direct output，optical isolation，diagnose |
| 6ES7323-1BH01-0AA0 | SM 323，digital input / outputmodule，8 in，24VDC；8 out，24VDC，0.5A，transistoroutput，optical isolation |
| 6ES7323-1BH80-0AA0 | SM 323，digital input / outputmodule，8 in，24VDC；8 out，24VDC，0.5A，transistoroutput，optical isolation，temperature |
| 6ES7323-1BL00-0AA0 | SM 323，digital input / outputmodule，16 in，24VDC；16 out，24VDC，0.5A，transistoroutput，optical isolation |
| 6ES7331-7KB01-0AB0 | SM 331，analog inputmodule，2 channels，voltage, current, resistor, thermo resistor, thermocouple，9/12/14 (bit+ sign bit )，interruptionand diagnose function，optical isolation |
| 6ES7331-7KB81-0AB0 | SM 331，analog inputmodule，2 channels，voltage, current, resistor, thermo resistor, thermocouple，9/12/14 (bit+ sign bit )，interruption and diagnose function，optical isolation，expansion temperature scope |
| 6ES7331-7KF01-0AB0 | SM 331，analog inputmodule，8 channels，voltage,current、resistor、thermo resistor、thermocouple，9/12/14( bit+ sign bit )，interruption and diagnose function，optical isolation |
| 6ES7331-7NF00-0AB0 | SM 331，analog inputmodule，8 channels，voltage, current，15 bit ( + sign bit )，optical isolation |
| 6ES7331-7PF00-0AB0 | SM 331，analog inputmodule，8 channels，resistor，15 bit；thermo resistor，24 bit sign bit，optical isolation |
| 6ES7331-7PF10-0AB0 | SM 331，analog inputmodule，8 channels，thermocouple，24 bit + sign bit，optical isolation |
| 6ES7332-5HB01-0AB0 | SM 332，analogoutputmodule，2 channels，voltage、current，11 bit + sign bit or 12 bit，optical isolation |
| 6ES7332-5HB81-0AB0 | SM 332，analogoutputmodule，2 channels，voltage、current，11 bit + sign bit or12 bit，optical isolation，temperature scope expansion |
| 6ES7332-5HD01-0AB0 | SM 332，analogoutputmodule，4 channels，voltage、current，11 bit + sign bit or12 bit，diagnose function，optical isolation |
| 6ES7332-7ND00-0AB0 | SM 332，analogoutputmodule，4 channels，voltage、current，15 bit + sign bit，optical isolation |
| 6ES7334-0CE01-0AA0 | SM 334，analog input / outputmodule，4 in，voltage、current；2 out，voltage、current，8 bit，no insulation |
| 6ES7334-0KE00-0AB0 | SM 334，analog input / outputmodule，4 in，voltage、resistor，thermo resistor；2 out，voltage，12 bit，optical isolation |
| 6ES7334-0KE80-0AB0 | SM 334，analog input / outputmodule，4 in，voltage、resistor，thermo resistor；2 out，voltage，12 bit，optical isolation，temperature scope expansion |
| 6ES7335-7HG01-0AB0 | SM 335，analog input / outputmodule，4 in，voltage、current，14 bit + sign bit；4 out，voltage，current，11 bit + sign bitor 12 bit，interruption and diagnose function，photoelectricity |
| 6ES7321-7RD00-0AB0 | SM 321，digital input module，4 point，24VDC，diagnose function，optical isolation，explosion proof type |
| 6ES7322-5RD00-0AB0 | SM 322，digital output module，4 point，15VDC/20mA，diagnose function，optical isolation，explosion proof type |
| 6ES7322-5SD00-0AB0 | SM 322，digital output module，4 point，24VDC/10mA，diagnose function，optical isolation，explosion proof type |
| 6ES7331-7RD00-0AB0 | SM 331，analog inputmodule，4 channels，0/4~20mA，10~15 bit + sign bit，diagnose function，optical isolation，explosion |
| 6ES7331-7SF00-0AB0 | SM 331，analog inputmodule，8 channels / thermocouple，4 channels / thermo resistor，10~15 bit + sign bit，diagnose |

| | |
|---|---|
| 6ES7332-5RD00-0AB0 | SM 332，analogoutputmodule，4 channels，0/4~20mA，15 bit，diagnose function ，optical isolation，explosion proof type |
| 6ES7338-4BC00-0AB0 | SM 338，encoder position input module，3 SSI absolute encorder input interface |
| 6ES7338-7UH01-0AC0 | SM 338，ultrasonic position input module, test position by ultrasonic testing component with start/stop control interface |
| 6AT1735-0AA01-0AA0 | CM 35, high speed count module with 8 channels，single channel pulse input，maximum 10KHz |
| 6ES7350-1AH02-0AE0 | FM 350-1，single channel high speed count module，encorder or single pulse input，maximum 500KHz |

| Oder number | Ordering |
|---|---|
| 6ES7350-2AH01-0AE0 | FM 350-2, high speed count module with 8 channels , encorder and single channel pulse input , maximum 20KHz |
| 6ES7351-1AH01-0AE0 | FM 351 , single axle high-speed, low-speed feed drive module, bitclosed positioning by general motor |
| 6ES7352-1AH01-0AE0 | FM 352 , electrical cam module , with 128 cams , 32 cam tracks , which can replace mechanic cam and time cam |
| 6ES7353-1AH01-0AE0 | FM 353 , single axle servo motor positioning module , maximum pulse frequence 200KHz |
| 6ES7354-1AH01-0AE0 | FM 354 , single axle servo motor positioning module , +/-10V simulating interface |
| 6ES7357-4AH01-0AE0 | FM 357 , 4 axle track and positioning module , can control step motor and servo motor ( +/-10V simulating interface ) |
| 6ES7357-4AH02-3AE0 | FM 357L , FM 357 system firmware , single authorization |
| 6ES7357-4AH02-3AE6 | FM 357L , FM 357 system firmware , operation version authorization |
| 6ES7357-4BH02-3AE0 | FM 357LX , FM 357 system firmware , single authorization |
| 6ES7357-4BH02-3AE6 | FM 357LX , FM 357 system firmware , operation version authorization |
| 6ES7178-4BH00-0AE0 | IM 178-4 , two-axles servo motor positioning module linked through PROFIBUS-DP |
| 6ES7355-0VH10-0AE0 | FM 355C , 4 closed circuit control module , analog input , pulse output control by analog |
| 6ES7355-1VH10-0AE0 | FM 355S , 4 closed circuit control module , analog input , pulse output control by analog |
| 6ES7356-4BM00-0AE0 | FM 356-4 , application module , 80486DX2 CPU , 4MB RAM , 1 RS232C serial port |
| 6ES7356-4BM00-0AE1 | FM 356-4 , application module , 80486DX2 CPU , 4MB RAM , 1 RS232C serial port , MS-DOS operation system |
| 6ES7356-4BN00-0AE0 | FM 356-4 , application module , 80486DX2 CPU , 8MB RAM , 1 RS232C serial port |
| 6ES7356-4BN00-0AE1 | FM 356-4 , application module , 80486DX2 CPU , 8MB RAM , 1 RS232C serial port , MS-DOS operation system |
| 6GT2002-0FA10 | ASM 470 , MOBY industry indicating system interface module , used in SIMATIC S7-300 and ET 200M |
| 7MH4601-1AA01 | SIWAREX U weighting module , single channel |
| 7MH4601-1BA01 | SIWAREX U weighting module , double channel |
| 7MH4553-1AA41 | SIWAREX M Weighing module |
| 6ES7340-1AH01-0AE0 | CP 340 , standard serial communication module , RS232C ( V.24 ) interface , maximum 19.2Kbit/s |
| 6ES7340-1BH00-0AE0 | CP 340 , standard serial communication module , 20MA ( TTY ) interface , maximum 19.2Kbit/s |
| 6ES7340-1CH00-0AE0 | CP 340 , standard serial communication module , RS422/485 ( X.27 ) interface , maximum 19.2Kbit/s |
| 6ES7341-1AH01-0AE0 | CP 341 , standard serial communication module , RS232C ( V.24 ) interface , maximum 76.8Kbit/s |
| 6ES7341-1BH01-0AE0 | CP 341 , standard serial communication module , 20MA ( TTY ) interface , maximum 76.8Kbit/s |
| 6ES7341-1CH01-0AE0 | CP 341 , standard serial communication module , RS422/485 ( X.27 ) interface , maximum 76.8Kbit/s |
| 6GK7343-2AH01-0XA0 | CP 343-2 , AS-I host station communication module |
| 6GK7342-5DA02-0XE0 | CP 342-5 , PROFIBUS-DP host / slave station communication module |
| 6GK7342-5DF00-0XE0 | CP 342-5 , PROFIBUS-DP host / slave station communication module , cable connection |
| 6GK7343-5FA00-0XE0 | CP 343-5 , PROFIBUS-FMS communication module |
| 6GK7343-1EX10-0XE0 | CP 343-1 , industry Ethernet communication module , ISO and TCP/IP protocol , 10/100Mbit/s |
| 6GK7343-1GX00-0XE0 | CP 343-1 IT , industry Ethernet communication module , TCP/IP protocol , 10/100Mbit/s , connectable INTERNET |
| 6ES7374-2XH01-0AA0 | SM 374 , simulator module , 16 button-switch , 16 LED indicator |
| 6ES7370-0AA01-0AA0 | DM 370, vacant module , used for signal modulepreform groove |
| 6ES7971-1AA00-0AA0 | Backup battery , 3.6V/0. 5AH , used in CPU 313 , 314 , 315 , 316 , 3and 8 and S5- 0U |
| 6ES7971-5BB00-0AA0 | Backup battery , used for the backup of CPU 314 , 315 , 316 , 318 real clock |
| 6ES7392-1AJ00-0AA0 | Front connetor , 20 screw type terminals |
| 6ES7392-1AM00-0AA0 | Front connetor , 40 screw type terminals |
| 6ES7392-1BJ00-0AA0 | Front connetor , 20 screw type terminals |
| 6ES7392-1BM01-0AA0 | Front connetor , 40 screw type terminals |

| Oder number | Ordering |
|---|---|
| 6ES7368-3BB01-0AA0 | Connection cable between IM 360 and IM 361，length is 1 m |
| 6ES7368-3BC51-0AA0 | Connection cable between IM 360 and IM 361，length is 2.5 m |
| 6ES7368-3BF01-0AA0 | Connection cable between IM 360 and IM 361，length is 5 m |
| 6ES7368-3CB01-0AA0 | Connection cable between IM 360 and IM 361，length is 10 m |
| 6ES7972-0AA01-0XA0 | RS485 repeator，used in PROFIBUS/MPI bus expansion，maximum 12 Mbit/s，protection rank IP20 |
| 6ES7972-0BA11-0XA0 | RS485 bus plug，maximum 12 Mbit/s，90 °outlet，terminal resistor with isolating function，no encorder interface |
| 6ES7972-0BB11-0XA0 | RS485 bus plug，maximum 12 Mbit/s，90 °outlet，terminal resistor with isolating function，with encorder interface |
| 6ES7972-0BA40-0XA0 | RS485 bus plug，maximum 12 Mbit/s，obliqueoutlet，terminal resistor with isolating function，no encorder interface |
| 6ES7972-0BB40-0XA0 | RS485 bus plug，maximum 12 Mbit/s，obliqueoutlet，terminal resistor with isolating function，with encorder interface |
| 6ES7972-0BA50-0XA0 | RS485 bus plug，maximum 12 Mbit/s，90 °outlet，terminal resistor with isolating function，quick connectoin，no encorder |
| 6ES7972-0BB50-0XA0 | RS485 bus plug，maximum 12 Mbit/s，90 °outlet，terminal resistor with isolating function，quick connection，with encorder |
| 6GK1500-0EA02 | RS485 bus plug，maximum 12 Mbit/s，轴 outlet，terminal resistor with isolating function，used in connecting PC，SIMATIC |
| 6XV1830-0EH10 | **Bus** cable ，shielded twisted wiring with two cores ，sold by m, maximum 1000 m，minimum 20 m |
| 6ES7390-1AB60-0AA0 | Installing guide rail，length is 160 mm |
| 6ES7390-1AE80-0AA0 | Installing guide rail，length is 482 mm |
| 6ES7390-1AF30-0AA0 | Installing guide rail，length is 530 mm |
| 6ES7390-1AJ30-0AA0 | Installing guide rail，length is 830 mm |
| 6ES7390-1BC00-0AA0 | Installing guide rail，length is 2000 mm |
| 6ES7810-4CC05-0YX0 | STEP 7 V5.1 programming software，including NCM S7，support 5 standard langues，electric introduction，operate in WIN95/98/NT，single authorization |
| 6ES7810-4CC05-0YX4 | STEP 7 updating software，which can update STEP 7 V2.X-V5.0 to STEP 7 V5.1 |
| 6ES7810-3CC04-0YX0 | STEP 7-MINI V5.0 programming software, support 5 standard langues，electric introduction，operate in WIN95/98/NT，single authorization |
| 6ES7810-3CC04-0YX4 | STEP 7-MINI updating software，which can update STEP 7-MINI V 2.X-V4.X to STEP 7-MINI V5.0 |
| 6GK1541-1AA00 | CP 5411，ISA card，data transmission rate 9.2Kbit/s~12Mbit/s，used for connecting PG/PC to PROFIBUS or MPI interface， |
| 6GK1551-1AA00 | CP 5511，PCMCIA card，data transmission rate 9.2Kbit/s~12Mbit/s，used for connecting PG or laptop to PROFIBUS or MPI interface，which needs additional MPI cable |
| 6GK1561-1AA00 | CP 5611，PCI card，data transmission rate 9.2Kbit/s~12Mbit/s，used for connecting PG/PC to PROFIBUS or MPI interface，which needs additional MPI cable |
| 6GK1561-1AM00 | CP 5611-MPI，PCI card，data transmission rate 9.2Kbit/s~12Mbit/s，used for connecting PG/PC to PROFIBUS or MPI interface，including MPI cable ，length is 5 m |
| 6ES7972-0CA22-0XA0 | PC adaptor，provide transformation from RS232 (19.2/38.4 Kbit/s) to RS485，used for connecting PC to S7-300/400、C7、M7，which needs additional RS232 cable |
| 6ES7901-1BF00-0XA0 | RS232 cable ，used for connecting HMI adaptor，and PC/TS adaptor，length is 5 m |
| 6ES7901-0BF00-0AA0 | MPI cable ，used for connecting SIMATIC S7 and PG through MPI interface，length is 5 m |
| 6ES7721-2AB11-0EA2 | PG720 PII encorder，CELERON 500 CPU，12.1"SVGA-TFT display，64MB memory，6GB hardware，pre-install STEP5 V7.13/STEP7 V5.1、MICRO/WIN V3. 11，WIN98 English version |
| 6ES7742-1AC10-0EA2 | PG740 PIII encorder，PIII 600E CPU，13.3"XGA-TFT display，128MB memory，10GB hardware，pre-install STEP5 V7.13/STEP7 V5.1、MICRO/WIN V3.11，WIN98 English version |

Siemens Automatino and Drive Product Training

Training Generalization

Master Drives,
DC Drives

Siemens Automation and Drive Group provides customers with more than 100 professional training places all over the world. In China, there' re 8 training centers now, including Beijing, Shanghai, Guangzhou, Wuhan, Harbin, Chongqin, Nanjin and Shenyang. The principle sticked by Siemens Automation and Drive Technical Training is Standing at the Cutting Edge of Quality and Technology" . The training course can make customers to acquire proficient technology and broad knowledge from Siemens in a short time period, thus mastering the comprehensive abilities to use the product and solve various site problems. In order to satisfy various needs from customers, we have designed courses from junior to senior, from standard courses to the one which is especially designed for the customers, and from course training to site training, and various system courses. You can choose any suitable courses according to your conditions. The training center sticks to the principle that customer always comes the first. All the training facilities and equipments are are in accordance with German standards and get promoted with the products. The teachers have all attended professional training, and are copyrighted by Germany head office and adjusted and translated according to the factual situation in China. Each training center sticks to uniform quality standard, owning perfect and scientific management system. Customers can get advanced traning and service of the same level in any traning center.

Qualified trainees will be awarded with

Siemens certificate of completion.

Traning Content

- Programmable controller used for industry automation

SIMATIC S5, SIMATIC S7
PROFIBUS, Industrial Ethernet

- Industry Control Network: PROFIBUS, Industrial Ethernet

WinCC, COROS, OP, TP

- Man-machine Communication Equipment: WinCC, COROS, OP, TP

SIMATIC PCS7

- Process Control System: SIMATIC PCS7

SINUMERIK,
SIMODRIVE

- Machine Tool Numerical Control System: SINUMERIK, SIMODRIVE

- AC Frequency Conversion Speed Governing System and DC Speed Governing System:

SIMATIC S7 Serial Course

A1171 S7-200 Basic Course
A1472 S7 Programming Course
A1482 S7 System, Maintenance and Programming
A1475 S7 Advanced Programming
A1476 S7 Function Diagram (CFC) Programming
A1480 S7 SCL Programming
A1481 S7 Counting and Positioning Function Module
A1477 S7 PROFIBUS-DP A147
Field Bus PROFIBUS-DP A147
S7 Industry Ethernet
A1486 S7 Point to Point Communication
A1479 WinCC Basic Course
A1487 Field Bus Communicatino Course of WinCC and S7
A1488 Industry Ethernet Communication Course of WinCC and S7
A1483 Operation Panel Programming
A1485 ProTool/Pro Operation and Monitoring System Course

A1501 Process Control System Course

Variable Speed Drives D1101
Variable Speed Drives Serial Course D1101

DC Drive 6RA24 Debugging Course D1102
DC Drive 6RA70 Debugging Course
D2100 SIMOVERT Transducer Basic Course
D2101 Transducer 6SE70 (CU1/CU2) Debugging Course
D2102 Transducer 6SE70 (CUVC) Debugging Course
D2401 AC/DC Driver and SIMATIC S5 Communication Course
D2402 AC/DC Driver and SIMATIC S7 Communication Course
D7001 SIMADYN D Digital Control System Programming and Application
D7002 Traditional Technology Module T400 Programming and Application

## S7-300 PLC Customer Questionnaire

| | | | | | |
|---|---|---|---|---|---|
| Organization Name | | | | | |
| Address | | | | | |
| Contact | | Job | | Profe | |
| Teleph | | Fax | | Post | |
| E-mail or Websites | | | | | |

What kind of products or projects do you use S7-300 in?

What are the main S7-300 products have you used (please clarify the type):

D CPU    D I/O Digital I/O    D I/O Analog I/O    D Function Module

D Communication Module    D Test Module    D I/O Explosion ProofType    D Environment Condition

Expansion Module

What kind of product have you used that's related to S7-300 (please clarify the type):

D TP/OP    D ET 200    D SIMATIC NET    D SINAUT

D Teleservice    D Protool/pro    D WinCC    D Other industry softwares

(please clarify)

What kind of feeling do you have when using S7-300:

What are the advantages and disadvantages of S7-300 hardware, software and data do you think:

How many sets of S7-300 PLC do you use every year:

I hope to get the following data:

D S7-200 Product Catalogue    D S7-400 Product Catalogue    D Industry Software Product Catalogue

D ET 200 Product Sample    D Industry Communication Network Sample    D Standard Drive Product

Communication Manual

Please fill out this form and fax it to 010-64739213, and you will have the chance to win an elaborate gift (printing welcomed) or deliver it to: Beijing Box 8543, Automation Department, Siemens Co,.Ltd (China) Zip Code: 100102 (please cut out the icon on the lower right corner and paste it to the lower left corner of the envelope).

S7-300 PLC Customer Questionnaire



Siemens Ltd. China

Beijing
No.7, Wangjing Middle Ring South Road, Chaoyang District, Beijing City
Post Office Box: 8543
Post Code: 100102
Telephone: (010) 6472 1888
Fax: (010) 6473 9213

Shanghai
No.1, Pudong Avenue, Pudong New District, Shanghai City
China Marine Tower Building 7-11
Post Code: 200120
Telephone: (021) 5888 2000
Fax: (021) 5879 3104

Guangzhou
No.69, Xianlie Middle Road, Guangzhou City, Guangdong Province
Dong Shan Plaza Floor 16-17
Post Code: 510095
Telephone: (020) 8732 0088
Fax: (020) 8732 0084

Shenyang
No.206, Nanjing North Avenue, Heping District, Shenyang City, Liaoning Province
Shenyang City Plaza Office Building Second Part Floor 14-15
Post Code: 110001
Telephone: (024) 2334 1110
Fax: (024) 2334 1107

Chengdu
No.18, Second Section, Remin South Road, Chengdu City, Sichuan Province
Chuan Xin Mansion Building 18/17
Post Code: 610016
Telephone: (028) 619 9499
Fax: (028) 619 9355

Dalian
No.99, Xinkai Road, Xigang District, Dalian City, Liaoning Province
Zhujiang International Mansion Room 1809-1810
Post Code: 116011
Telephone: (0411) 369 9760
(0411) 360 9638
Fax: (0411) 360 9468

Changchun
No.9, Xian Avenue, Changchun City, Jilin Province
Shangri-La Hotel Room 809
Post Code: 130061
Telephone: (0431) 898 1100
Fax: (0431) 898 1087

Xi'an
No.8, Changan West Road, Xian City, Jinan Province
Shangri-La Golden Flower Hotel Room 310/312
Post Code: 710032
Telephone: (029) 324 5666
Fax: (029) 324 8000

Jinan
No.22, Leyuan Avunue, Jinan City, Shandong Province
Bank of China Tower Building 18
Post Code: 250063
Telephone: (0531) 699 8118
(0531) 641 3984
Fax: (0531) 641 3242

Tsingtao
No.76,HK Middle Road, Qingdao City, China
Qingdao Crown Holiday Plaza, Office Buiding Room 707
Post Code: 266071
Telephone: (0532) 5735 888
Fax: (0532) 5769 963

Wuhan
Hankou Jianghan District, Wuhan City, Hubei Province
Post Code: 430015
Telephone: (027) 8548 6688
Fax: (027) 8548 6668

Changsha
No.160, Wuyi Road, Changsha City, Hunan Province
Yinhua Tower Room 2218
Post Code: 410011
Telephone: (0731) 441 1115
Fax: (0731) 441 4722

Fuzhou
No.96 East Avenue, Fuzhou City, Fujian Province
East Tower Floor 15
Post Code: 350001
Telephone: (0591) 750 0888
Fax: (0591) 750 0333

Xiamen
No.321, Jiahe Road, Xiamen City, Fujian Province
Post Code: 361012
Telephone: (0592) 520 1408
Fax: (0592) 520 4535

SHenzhen
No.6008 Shennan Avenue, Shenzhen City, Guangdong Province
Shenzhen Special Zone Press Tower South of Floor 28, A,B,C districts
Post Code: 518009
Telephone: (0755) 351 6188
Fax: (0755) 351 6527

Chongqing
No.68,Zhourong Road, Yuzhong District, Chongqin City, Sichuan Province
Daduhui Commercial Mansion Floor 18 08A-11
Post Code: 400010
Telephone: (023) 6382 8919
Fax: (023) 6370 2886

Kunming
No.395 Youth Road, Kunming City, Yunan Province
Bunker Mansion Buiding 26
Post Code: 650011
Telephone: (0871) 315 8080
Fax: (0871) 315 8093

Tianjin
No.174, Jingtang Road, Hedong District, Tianjin City
Post Code: 300180
Telephone: (022) 2497 8886
Fax: (022) 2439 0524

Nanjing
No.90, Zhongshan East Road, Nanjing
Huatai Security Mansion Floor 20
Post Code: 210002
Telephone: (025) 456 0550
Fax: (025) 451 1612

After-sale Service Center Siemens Plant Automation Project Co,. Ltd (SFAE)
No.7, Jingshun Road, Dongzhimenwai, Chaoyang
Post Office Box: 100028
Telephone: (010) 6461 0005
Fax: (010) 6463 2976

Shanghai Siemens Industrial Automation Co,.Ltd (SIAS)
No.1599,Yanan West Road, Shanghai City
Yixiang Plaza Floor 5
Post Office Box:200050
Telephone: (021) 6213 2050
Fax: (021) 6213 5538

Technical Training Hot Line
Beijing: (010) 6472 1888 - 3718
Shanghai: (021) 6213 2050 - 306
Guangzhou: (020) 8732 0088 - 2279
Wuhan: (027) 8548 6688-6601
Haerbin: (0451) 641 3050
Chongqing: (023) 6382 8919-25

Technical Training Hot Line

Telephone: (010) 6472 1888 - 3726

Technical Support
Beijing:
Hotline: (010) 6473 8566
Fax: 64731096
E-mail:ascs@pek1.siemens.com.cn
Dalian: (0411) 369 9760-40
Shanghai: (021) 5879 5255
Guangzhou: (020) 8732 3967
Chengdu: (028) 620 0939

User's Hotline
Telephone: (010) 6473 1919
E-mail: calldesk@pek1.siemens.com.cn

Siemens Ltd. Hong Kong
No.18 Gangwan Road,Wanzai, HK
Telephone: (00852) 2583 3388
Fax: (00852) 2802 9802

www.ad.siemens.com.cn

No notification in advance in case of any change
Siemens Ltd. China
Order number: E20001-K0640-C400-V6-5D00
442-903210-070110